UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT	06082
(Name and address of agent for service)

  Registrant’s telephone number, including area code:   (860) 562-1000

  Date of fiscal year end:   9/30/2019

  Date of reporting period:     9/30/2019

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Premier Funds

September 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that’s designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement.”

September 30, 2019

Despite economic slowdowns and political tensions, markets remained strong

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2019 (the “fiscal year” or the “period”). During the first three quarters of 2019, U.S. stocks experienced a good deal of volatility, as the White House led a protracted trade war against China, with tariffs being imposed on both sides. Nevertheless, total returns for domestic equities during the period were positive, although gains were more muted than in the prior fiscal year.

Recently, we have seen indications that the global economy appears to be slowing down. For example, Chinese industrial production dropped to its lowest level since 2002 in August 2019, while the country’s retail sales slowed by more than 2%. The European Union also showed signs of weakness, with the German economy contracting by 0.1% in the second quarter of 2019. Foreign stocks in developed markets trailed their domestic counterparts for the period and lost a bit of traction for the year, but generally outpaced their emerging-market competitors.

U.S. consumer spending, which is key for the U.S.’s consumption-led economy, remained a bright spot, as retail sales continued to post strong gains throughout the year. Nevertheless, the temporary inversion of the U.S. yield curve troubled investors. That is because historically, yield curve inversions, which occur when short-term interest rates are higher than their long-term counterparts, have often signaled an impending recession.

In a turnaround from 2018, bond investors in the United States experienced strong returns during fiscal year 2019, outperforming stocks for the first time in years. This was largely due to the U.S. Federal Reserve’s actions on interest rates, with its Federal Open Market Committee lowering rates twice in 2019 in an effort to stabilize the economy.

In MassMutual’s view, savvy retirement investors maintain a long-term perspective when planning for the future. As a result, they understand that current headlines ordinarily have limited impact on their retirement planning. We also believe that individuals who follow certain investment guidelines, such as the ones below, may help themselves prepare for a stronger financial future.

Suggestions for retirement investors under any market conditions

View time as your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Save as much as possible

Of course, you cannot control – or predict the direction of – the investment markets. But you can control how often and how much you contribute to your retirement savings account. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors know they can help themselves reach their retirement income goals, regardless of how markets perform.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Continue to invest

Seasoned investors believe that “down” markets offer the potential to be rewarded by amassing larger positions at more favorable prices, as compared to investors who do not continue to invest when the market is down. That is why many financial professionals believe it is important to stay in the market, regardless of near-term results.

Monitor your asset allocation and diversify*

Stocks, bonds, and short-term/money market investments typically behave differently from one another depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors suggest that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her to help ensure:

•	you are saving enough for retirement;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as on your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is related to the chance that your retirement savings could “run out” during your lifetime.

Retirement is a moment you plan for

MassMutual believes that retirement planning is not about crunching numbers – it’s about those moments when it all pays off. The more you plan for life’s greatest moments, the more you can relax and enjoy them. That is why our ongoing commitment is to help people financially protect their families today, so they can put themselves on the path to a more secure retirement. When it comes to retirement planning, MassMutual focuses on the long term and encourages all retirement investors to do the same. We believe that those who invest with an approach that is designed to help their retirement savings withstand all market conditions have the potential to enjoy more financial security in retirement. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

* Diversification and asset allocation do not ensure a profit or protect against loss in a declining market.

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2019

Market Highlights

•	For the reporting period from October 1, 2018 through September 30, 2019, U.S. stocks ended slightly higher, though they hit record levels in late July.

•

Global economic optimism faded during the period under the weight of global and domestic political tensions, mixed economic results, and the impact of existing tariffs and rhetoric threatening additional tariffs.

•	The Federal Open Market Committee (FOMC), in response to slowing global growth, announced two rate decreases in 2019 after one rate hike in December 2018.

•	Foreign stocks in developed markets and emerging markets saw losses over the reporting period, aggravated by a strengthening U.S. dollar.

•	U.S. bond investors enjoyed positive returns in a falling yield environment fueled by rate decreases and supportive central bank policy.

Market Environment

U.S. equity investors watched stock markets move mostly sideways for the fiscal year beginning October 1, 2018. U.S. stocks fell sharply in the first quarter of the period, suffering their worst quarterly decline in nearly a decade. They rebounded during the remaining quarters and crossed into record territory in late July 2019, but succumbed to volatility and uncertainty fueled by slowing global economic growth indicators and ongoing trade war acrimony between the U.S. and China. Both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (Dow) ended the fiscal year only slightly ahead of where they started.

Global economic growth seemed to slow with less synchronized and more restrained economic indicators than in the recent past. The U.S. economy has shown signs that it may be in the late stages of the current business cycle. For example, a tightening labor market typically results in low unemployment rates, but tends to drive up wage growth, putting pressure on corporate earnings. Declining unemployment claims may point to a nearer-term plateau in employment growth. Mixed signals in housing data also tend to be consistent with late cycle trends. As a result, pundits’ speculation about recession has begun to emerge. Consensus still deems the risk of near-term recession to be low, but more possible than in recent years.

Global and domestic political tensions fueled market volatility throughout 2019. The U.S. threatened and imposed tariffs on Chinese goods, which prompted retaliatory responses from China. On-again, off-again trade talks added further turbulence. In Great Britain, negotiations for a Brexit deal broke down threatening a “no-deal” Brexit, which could create serious trade obstacles in Europe. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) At the end of the reporting period, parties were no closer to a deal, despite the looming October 31, 2019 deadline. Domestically, political rancor between the White House and the Democratic-led House of Representatives culminated in a call for the launch of a formal impeachment inquiry at the end of September. There does not appear to be an end in sight for the current political battles.

With these various tensions at play, the FOMC not only halted their previously announced calendar of rate hikes, but tapped the brakes and reduced rates twice during the period. Bond investors enjoyed some of the best returns they have seen in recent years, as bond indexes generally outperformed stock indexes for the period.

The broad market S&P 500 delivered a modest 4.25% return for the fiscal year. The Dow followed a similar pattern to end the period with a 4.21% advance. The technology-heavy NASDAQ Composite Index, which led returns in the last fiscal year, rose just over one-half of one percent for the period. Small- and mid-cap stocks underperformed their larger peers, as small-caps lagged significantly. Growth stocks outperformed their value counterparts during the period, although value investors enjoyed a resurgence toward the end of the fiscal year.

Six of 11 sectors in the S&P 500 delivered positive returns for the reporting period, led by the utilities, real estate, and consumer staples sectors, which all enjoyed double-digit growth and beat the S&P 500. The energy sector was the worst laggard for the fiscal year. The financials, materials, industrials, and health care sectors also ended in negative territory.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, not only trailed their domestic peers during the period, but also ended the fiscal year in negative territory, down 1.34%. Developed international markets struggled to gain traction under the weight of a strengthening U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and trade war rhetoric. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.02% for the period.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold for a short period in November 2018 before dropping back to 1.68% at the close of the period. Falling yields generally produce rising bond prices; therefore, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 10.30%. High-yield corporate bonds did not fare as well, but ended in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index advanced 6.36% by the end of the fiscal year.

Review and maintain your strategy

At MassMutual, we help people look out for those they love. We believe planning and saving for retirement continues to be an important and urgent challenge for many of our customers. Investing in stock and bond mutual funds can play an important role in helping build a stable source of retirement income that allows investors the freedom to retire any way they’d like. Maintaining a long-term perspective and setting realistic expectations about the future performance of your investment portfolio is very important. Financial markets can behave unpredictably. Our multi-managed and subadvised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level in changing markets, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 1.85%, underperforming the 2.36% return of the FTSE 3-Month Treasury Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the Fed) increased the federal funds target rate in December 2018 and then reversed course twice in the third quarter of 2019 by lowering the target rate as fears of slowing global growth affecting the United States continued to gain traction. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

December 2018 saw the highest short-term rates in more than 10 years, but short-term rates responded to the Fed’s recent actions by moving lower, as monetary policy continued to ease. LIBOR (London Interbank Offered Rate, which is an interest rate used in the short-term international interbank market) rates decreased, with 1-month LIBOR down 0.24% to 2.02% over the year – and 3-month LIBOR down 0.31% to 2.09% over the 12-month period. During 2019, LIBOR rates dropped 0.72%. While the Fund benefited from the purchase of longer-dated Treasuries in December 2018, when yields were at their highest, the sharp drop in LIBOR dragged on Fund results due to the large percentage of adjustable-rate issues that were negatively affected by the unexpected drop.

Subadviser outlook

Barings believes that global growth remains positive, though it continues to weaken from quite strong levels. While investors have been worried about the “end of the cycle” in the United States for some time, the economy seems stubbornly robust. Fund management would be surprised to see corporate spreads tighten much throughout the remainder of 2019, and believes it is more likely that they could revisit long-term averages.

As Barings believes that the Fed’s easing policy may persist, Fund management has been buying longer-dated fixed-rate paper that Fund management believes has the potential to look very attractive in the short term. While they need to buy some adjustable-rate issues due to the more stringent Weighted Average Maturity rules imposed by the Securities and Exchange Commission (SEC) a few years ago, Fund management plans to focus more on longer-dated fixed-rate purchases in the near future until they are confident that this mini-easing cycle is coming to an end.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Discount Notes	83.6%
Repurchase Agreement	13.5%
U.S. Treasury Bonds & Notes	10.0%

Total Short-Term Investments	107.1%
Other Assets and Liabilities	(7.1)%

Net Assets	100.0%

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Class R5	10/03/1994	1.85%	0.63%	0.32%
FTSE 3-Month Treasury Bill Index		2.36%	0.96%	0.52%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 3.92%, underperforming the 4.42% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Treasury yield curve between 3 months and 3 years inverted, causing short-dated yields to rise above longer-dated yields. The U.S. Federal Reserve lowered rates at its July and September 2019 Federal Open Market Committee (FOMC) meetings. As a result of anticipation of the interest rate cuts, earlier in the year the short end of the yield curve between 3 months and 3 years flattened, as expectations for higher growth and inflation dissipated. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

Bond duration and maturity positioning detracted from the Fund’s performance, as the Fund shifted duration in accordance with its duration management process. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.) Duration of the Fund ended the period at 0.26 years. An underweight to U.S. Agency debentures, relative to the benchmark, also detracted from Fund performance. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The sector offers little income and the Fund held an underweight stake throughout the period.

An allocation to corporate credit was the primary positive contributor to Fund performance. Investment-grade and high-yield bonds rated BB contributed. Fund holdings in the banking, leasing and chemical companies sub-sectors were the best performers. The Fund continued to favor industries less susceptible to merger and acquisition (M&A) risk. Secondary oil & gas producers, service, and gaming companies underperformed the most of any of the sub-sectors.

The Fund’s allocation to asset-backed securities was a positive contributor to performance. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) Fund management continued to find value across both traditional consumer and commercial deals, where there was strong market demand for those investments. The Fund’s modest overweight position in commercial mortgage-backed securities also contributed positively to performance during the period.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management and to gain exposures. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) Overall, derivatives contributed positively to performance over the last year.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Barings believes that global growth remains positive, though it continues to weaken from quite strong levels. While investors have been worried about the “end of the cycle” in the United States for some time, the economy seems stubbornly robust. Fund management would be surprised to see corporate spreads tighten much throughout the remainder of 2019, and believes it is more likely that they could revisit long-term averages. Fund management continues to overweight the Fund’s allocation to securitized credit as a late-cycle defensive allocation, as securitized credit provides broad exposure to the positively trending consumer market.

As of September 30, 2019, the Fund maintained overweights in sectors such as corporates and securitized products, relative to liquid products, such as governments and agencies. In addition, Fund management will continue to focus on bottom-up security selection.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Non-U.S. Government Agency Obligations	54.3%
Corporate Debt	39.8%
U.S. Government Agency Obligations and Instrumentalities	1.2%
Purchased Options	0.8%
U.S. Treasury Obligations	0.3%
Municipal Obligations	0.2%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	4.05%	2.45%		2.44%
Class R5	10/03/1994	3.92%	2.34%	2.66%
Service Class	01/01/1998	3.82%	2.24%	2.57%
Administrative Class	05/03/1999	3.76%	2.14%	2.48%
Class R4	04/01/2014	3.57%	1.99%			1.90%
Class A	01/01/1998	3.44%	1.89%	2.23%
Class A (sales load deducted)*	01/01/1998	0.86%	1.38%	1.97%
Class R3	12/31/2002	3.29%	1.72%	1.99%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		4.42%	1.34%	1.21%	1.09%	1.27%

* Class A (sales load deducted) returns include the 2.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 6.68%, underperforming the 7.13% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The rate of consumer price increases, as measured by the U.S. Bureau of Labor Statistics, were down for year-to-date 2019 as unadjusted Headline CPI came in at 1.7% in the third quarter of 2019, down from 1.9% at year-end 2018. (The Consumer Price Index [CPI] measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs continued to be a major driver of inflation, the headline year-to-date increase was driven in large part by service prices. Core CPI increased to 2.4% in the third quarter of 2019, up from 2.2% at year-end 2018. Core CPI is running modestly above the 2% inflation objective of the Federal Open Market Committee (FOMC).

In addition to TIPS, the Fund also invested in high-quality, income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively over the reporting period. Allocations to asset-backed securities (ABS) and high-quality commercial paper were the main drivers of performance. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, and credit card debt. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) Security selections in auto loans and student loans within the ABS sector were the primary contributors to the Fund’s performance during the period.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement Fund manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) During the period, Fund management used repurchase agreements, Treasury futures, CPI swaps, credit default swaps to hedge whole business ABS exposure, CMBX as a proxy for commercial mortgage-backed

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

securities, and interest rate swaptions. (An interest rate swaption is an over-the-counter option that grants its owner the right but not the obligation to enter an underlying interest rate swap.) The Fund’s use of derivatives marginally contributed to its performance over the reporting period.

Subadviser outlook

Inflation markets underperformed the nominal Treasury market again during the third quarter of 2019, as the overall spike in interest rate volatility dampened returns. The Federal Reserve (the Fed) delivered on the expected 0.25% cut. While the Fed raised the bar for future easing, Barings expects a dovish tilt and attention to funding markets to remain in focus through the end of 2019. Inflation markets have been volatile along with the broader rates market, and data has been mixed as the market trades from one headline to the next. Barings’ inflation outlook is constructive, given the Fed’s commitment to 2% inflation; however, Barings believes that recent weaker-than-expected economic data could create a drag on prices in the fourth quarter of 2019.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

U.S. Treasury Obligations	52.4%
Non-U.S. Government Agency Obligations	29.7%
Corporate Debt	0.3%
Purchased Options	0.4%
U.S. Government Agency Obligations and Instrumentalities	0.2%

Total Long-Term Investments	83.0%
Short-Term Investments and Other Assets and Liabilities	17.0%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	6.80%	2.59%		3.09%
Class R5	12/31/2003	6.68%	2.48%	3.46%
Service Class	12/31/2003	6.60%	2.38%	3.35%
Administrative Class	12/31/2003	6.53%	2.29%	3.23%
Class R4	04/01/2014	6.27%	2.15%			2.22%
Class A	12/31/2003	6.16%	2.03%	3.01%
Class A (sales load deducted)*	12/31/2003	1.65%	1.15%	2.56%
Class R3	12/31/2003	6.03%	1.87%	2.78%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		7.13%	2.45%	3.46%	2.97%	2.54%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 9.92%, underperforming the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Securitized asset classes such as MBS detracted from performance. The Fund had an underweight allocation to the sector, relative to the benchmark. Within MBS, an overweight stake in 30-year securities versus 15-year securities hampered performance. Fund holdings in 30-year securities issued by Fannie Mae detracted from MBS performance. On the other hand, CMBS holdings contributed to performance.

The Fund’s overweight to investment-grade corporate bonds was the primary contributor to performance. Corporate fundamentals were positive over the year, which proved positive for the sector. As many global investment-grade markets are returning negative yields and U.S. interest rates are falling, U.S. corporate bonds have outperformed.

Credit selection also benefited performance. Investments in the banking and property & casualty insurance industries helped the most. The electronics and secondary oil & gas producing industries detracted from performance over the period.

The ABS sector was the second top contributor to performance, and the Fund held an overweight stake in the sector. The asset class is generally shorter in duration and, as a result, less sensitive to increases in interest rates that can hurt a bond’s performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.) Some sub-sectors, such as student loans, are adjustable-rate bonds tied to 3-month LIBOR (London Interbank Offered Rate), where their coupons reset on a quarterly basis. (LIBOR is an interest rate used in the short-term international interbank market.) The student loans segment was the largest positive contributor within the ABS sector. An allocation to high-quality, short-weighted average life collateralized loan obligations contributed to Fund performance during the year. The Fund has a modest allocation in the out-of-benchmark sector.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance over the year.

Subadviser outlook

Barings believes that global growth remains positive, though it continues to weaken from quite strong levels. While investors have been worried about the “end of the cycle” in the United States for some time, the economy seems stubbornly robust. Fund management would be surprised to see corporate spreads tighten much throughout the remainder of 2019, and believes it is more

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

likely that they could revisit long-term averages. Fund management continues to overweight the Fund’s allocation to securitized credit as a late-cycle defensive allocation, as securitized credit provides broad exposure to the positively trending consumer market.

Going into the next reporting period, the Fund maintains overweight allocations in sectors such as corporates and securitized products, relative to liquid products, such as governments and agencies. In addition, Fund management continues to focus on bottom-up security selection.

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Corporate Debt	34.6%
Non-U.S. Government Agency Obligations	32.1%
U.S. Government Agency Obligations and Instrumentalities	25.9%
U.S. Treasury Obligations	5.2%
Sovereign Debt Obligations	0.7%
Municipal Obligations	0.6%
Purchased Options	0.5%
Mutual Funds	0.3%
Preferred Stock	0.2%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	9.98%	3.36%		3.83%
Class R5	10/03/1994	9.92%	3.27%	4.08%
Service Class	01/01/1998	9.67%	3.16%	3.98%
Administrative Class	05/03/1999	9.65%	3.06%	3.90%
Class R4	04/01/2014	9.47%	2.92%			3.07%
Class A	01/01/1998	9.32%	2.80%	3.64%
Class A (sales load deducted)*	01/01/1998	4.67%	1.91%	3.19%
Class R3	12/31/2002	9.24%	2.67%	3.41%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.75%	3.45%	3.48%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 9.99%, underperforming the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Securitized asset classes such as MBS detracted from Fund performance. The Fund had an underweight allocation to the sector, relative to the benchmark. Within MBS, an overweight stake in 30-year securities versus 15-year securities hampered performance. Fund holdings in 30-year securities issued by Fannie Mae detracted from MBS performance. On the other hand, CMBS holdings contributed to performance.

The Fund’s overweight to investment-grade corporate bonds was the primary contributor to performance. Corporate fundamentals were positive over the year, which proved positive for the sector. Demand from foreign investors remains strong in the U.S. corporate bond market, which is positive for the sector. As many global investment-grade markets are returning negative yields and U.S. interest rates are falling, U.S. corporate bonds have outperformed.

Credit selection also benefited performance. Allocations within the financial and industrial sectors contributed positively to returns, while allocations within the utility sector detracted slightly. The Fund’s higher allocation to high yield bonds detracted from performance.

The ABS sector was the second top contributor to performance, and the Fund held an overweight stake in the sector. The asset class is generally shorter in duration and, as a result, less sensitive to increases in interest rates that can hurt a bond’s performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the fund when interest rates rise or fall.) Some sub-sectors, such as student loans, are adjustable-rate bonds tied to 3-month LIBOR, where their coupons reset on a quarterly basis. (LIBOR, the London Interbank Offered Rate, is an interest rate used in the short-term international interbank market.) The student loans segment was the largest positive contributor within the ABS sector. An allocation to high-quality, short-weighted average life collateralized loan obligations contributed to Fund performance during the year. The Fund has a modest allocation in this out-of-benchmark sector. However, an underweight to Treasuries detracted from performance.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance over the year.

Subadviser outlook

Barings believes that global growth remains positive, though it continues to weaken from quite strong levels. While investors have been worried about the “end of the cycle” in the United States for some time, the economy seems stubbornly robust. Fund

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

management would be surprised to see corporate spreads tighten much throughout the remainder of 2019, and believes it is more likely that they could revisit long-term averages. Fund management continues to overweight the Fund’s allocation to securitized credit as a late-cycle defensive allocation, as securitized credit provides broad exposure to the positively trending consumer market.

Going into the next reporting period, the Fund maintains overweight allocations in sectors such as corporates and securitized products, relative to liquid products, such as governments and agencies. In addition, Fund management continues to focus on bottom-up security selection.

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Corporate Debt	41.3%
Non-U.S. Government Agency Obligations	30.2%
U.S. Government Agency Obligations and Instrumentalities	20.9%
U.S. Treasury Obligations	2.9%
Mutual Funds	1.2%
Purchased Options	0.8%
Sovereign Debt Obligations	0.7%
Municipal Obligations	0.3%
Preferred Stock	0.1%
Common Stock	0.0%
Warrants	0.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/03/2010	Since Inception 04/01/2014
Class I	12/03/2010	10.08%	3.55%		4.54%
Class R5	05/03/1999	9.99%	3.45%	4.54%
Service Class	05/03/1999	9.80%	3.36%	4.47%
Administrative Class	05/03/1999	9.79%	3.26%	4.40%
Class R4	04/01/2014	9.49%	3.08%			3.27%
Class A	05/03/1999	9.45%	2.99%	4.13%
Class A (sales load deducted)*	05/03/1999	4.80%	2.10%	3.68%
Class R3	04/01/2014	9.35%	2.85%			3.02%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.75%	3.45%	3.48%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Service Class shares returned 5.20%, underperforming the 6.36% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, puttable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. high-yield bond market turned in positive absolute performance for the period, driven by stable corporate fundamentals, accommodative central bank policies, and subdued inflationary pressures, despite a bout of extreme volatility in the fourth quarter of 2018.

Returns were mostly positive across industries, led by the banking sector, and followed by the electric and consumer cyclical sectors. The energy sector was the lone detractor from performance in the high-yield market, driven by substantial volatility in crude oil prices throughout much of the year. Much of that volatility was focused within the oil field services and independent subsectors, which saw double-digit declines during the course of the year.

As previously mentioned, the fourth quarter of 2018 saw significant instability and declines across the high-yield market, only to rally throughout the first three quarters of 2019, recouping more than its losses from the end of the prior year. However, the extent of the rally was bifurcated between the higher and lower ends of the credit quality spectrum. Issues rated BB returned almost twice that of what CCC-rated issues did through September 30, 2019, as high-yield investors remained wary of riskier assets going into what Barings believes may be a late- to end-of-cycle period. Bonds rated B also advanced, modestly lagging their counterparts rated BB during the period.

As it relates to the Fund, credit selection was the primary driver of the Fund’s benchmark-relative performance. Bonds within the Fund’s portfolio rated B and CCC outperformed the benchmark due to strong selection, although an overweight allocation (relative to the benchmark) to bonds rated CCC offset much of the contribution. Fund holdings rated BB lagged the benchmark due to an overweight allocation within the Fund’s portfolio, although credit selection, again, proved positive. The Fund had a modest allocation to holdings rated BBB, which benefited performance due to both prudent credit selection and an overweight allocation.

Across industries, the Fund outperformed relative to the benchmark in the communications and capital goods sectors, due to credit selection, while specific Fund holdings within the consumer non-cyclical and basic industry sectors drove the Fund to lag in these areas. Similar to the broader market, energy was the only industry sector within the Fund to generate a negative return during the year.

The Fund’s top-performing holdings were JBS, an American protein producer that mainly processes beef and pork; Bausch Health Companies, a specialty pharmaceutical manufacturer; and Sprint, a wireless operator in the United States. Fund holdings that proved to be the largest detractors from performance were EP Energy, a public, independent energy exploration and production firm; Mallinckrodt, a global specialty pharmaceutical company; and Envision Healthcare, a leading national provider of outsourced physician services and ambulatory surgery centers.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Driven by a reasonably strong economic backdrop over the past few years, corporate earnings have been solid and leverage levels largely stable. In Barings’ view, corporate fundamentals overall remain relatively healthy. Growth appears to be slowing, but measured, and Barings believes most companies have capital structures in place that can withstand and adjust to a slowdown. Additionally, due in part to lower financing costs over the last decade, Barings believes interest coverage ratios appear relatively healthy. As a result, defaults – the biggest potential risk for high-yield investors – continue to remain slightly below long-term historical averages. While an increase in defaults across more challenged sectors – namely, energy, and retail – has contributed to a slight uptick in overall defaults over the past year, Fund management does not expect to see a widespread or material increase in defaults in the near term.

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Corporate Debt	92.8%
Bank Loans	5.2%
Mutual Funds	3.8%
Common Stock	0.4%
Preferred Stock	0.0%
Warrants	0.0%

Total Long-Term Investments	102.2%
Short-Term Investments and Other Assets and Liabilities	(2.2)%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	5.45%	5.29%		7.18%
Class R5	11/01/2004	5.29%	5.17%	8.39%
Service Class	09/05/2000	5.20%	5.08%	8.33%
Administrative Class	11/01/2004	5.13%	4.98%	8.19%
Class R4	04/01/2014	4.97%	4.83%			4.62%
Class A	11/01/2004	4.89%	4.72%	7.92%
Class A (sales load deducted)*	11/01/2004	-0.88%	3.54%	7.31%
Class R3	11/01/2004	4.71%	4.57%	7.70%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index		6.36%	5.37%	7.94%	6.35%	4.97%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 1.88%, underperforming the 4.25% return of the S&P 500® Index (“the Fund’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market, and outperforming the -1.34% return of the MSCI EAFE Index (“the international component’s benchmark”), which measures the performance of the large-and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Fund substantially underperformed the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Additionally, the Fund’s Class R5 shares underperformed the 4.94% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and underperformed the 6.49% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

U.S. stocks outperformed the international component’s benchmark, but underperformed the bond component’s benchmark. The Fund held an overweight allocation in domestic equities, relative to bonds, and this dragged on the Fund’s performance. Even though the trade war, rising rates and a hangover from the previous year’s tax cut contributed to slowing growth and caused stocks to plunge in the fourth quarter of 2018, equities recouped most of their losses early in 2019 on the expectation of easier monetary policy. However, stocks significantly underperformed bonds for the fiscal year.

Foreign stocks underperformed their U.S. counterparts for the year. The Fund held an underweight stake in foreign stocks, which helped performance. Because profits generated by stocks relative to their prices were unusually high as compared to profit potential from fixed income alternatives, Fund management chose to overweight stocks relative to bonds. However, based on the belief that those earnings may not hold up in a recession, Fund management moved money from stocks to bonds. While this proved to be a correct move, the Fund was still overweight equities, which ultimately hindered performance.

With respect to specific Fund holdings, having an underweight stake in NVIDIA, a semiconductor company, relative to the stock component’s benchmark, helped the Fund’s returns, as NVIDIA’s shares fell 38% during the period. However, the Fund’s overweight allocation to department store Nordstrom’s hampered returns, as it fell 41% during the year.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

In the fixed income component, an overweight allocation to investment-grade corporate bonds, relative to the bond component’s benchmark, was the primary contributor to performance. The Fund’s allocation to asset-backed securities (ABS) was also a strong contributor, while its mortgage-backed securities (MBS) allocation detracted from performance.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund occasionally uses derivatives. In the stock component of the Fund, this detracted from performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

U.S. equities have returned 13.2% per year, on average, over the past 10 years – far surpassing all other major asset classes. The 10-year cumulative earnings yield on stocks was 94%, compared to the 10-year cumulative yield on U.S. 10-year Treasuries of 38%. In past market cycles, investors who were concerned that stocks were in a bubble sought the safety of bonds and other lower-risk investments. Today, investors are facing slowing economic growth, a trade war, and a variety of other issues.

Fund management observes that their mix of stocks and bonds has been very effective at delivering returns over the past 20 years. Going into the next reporting period, the Fund holds an overweight to stocks, based on Fund management’s belief that the U.S. economy is dynamic and has weathered worse storms than this. The Fund’s bond allocation is designed to help smooth out the bumps if Fund management is wrong.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/19

Common Stock	48.4%
Corporate Debt	12.9%
Non-U.S. Government Agency Obligations	11.6%
U.S. Government Agency Obligations and Instrumentalities	9.8%
Mutual Funds	9.2%
U.S. Treasury Obligations	1.3%
Municipal Obligations	0.3%
Sovereign Debt Obligations	0.2%
Purchased Options	0.1%
Preferred Stock	0.1%

Total Long-Term Investments	93.9%
Short-Term Investments and Other Assets and Liabilities	6.1%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	1.91%	6.54%		6.69%
Class R5	10/03/1994	1.88%	6.44%	8.62%
Service Class	01/01/1998	1.73%	6.32%	8.47%
Administrative Class	05/03/1999	1.62%	6.22%	8.33%
Class R4	04/01/2014	1.52%	6.05%		6.19%
Class A	01/01/1998	1.44%	5.96%	8.08%
Class A (sales load deducted)*	01/01/1998	-4.14%	4.77%	7.47%
Class R3	04/01/2014	1.27%	5.81%		5.94%
S&P 500 Index#		4.25%	10.84%	13.24%	11.05%
MSCI EAFE Index		-1.34%	3.27%	4.90%	2.59%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.38%	3.75%	3.48%
Lipper Balanced Fund Index		4.94%	6.18%	7.97%	6.16%
Custom Balanced Index		6.49%	7.22%	8.81%	7.29%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Service Class shares returned -1.43%, underperforming, by a wide margin, the 4.00% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Large-cap value stocks finally outperformed their growth counterparts during this reporting period, but it was anticlimactic, since the margin of outperformance was a mere 0.27% (following the 16.8% underperformance in the 2018 fiscal year). Value stocks tend to be cyclicals, banks, and energy companies, all of which have been out of favor as the trade war has roiled global growth.

During the period, within the value universe, the most expensive stocks performed best, and since the Fund focuses on stocks that are cheaper than average, this dragged on Fund performance. For example, the Fund held an underweight stake, relative to the benchmark, in Thermo Fisher Scientific, the maker of scientific equipment. The company was up 19.6% during the year, which detracted from the Fund’s benchmark-relative performance. Companies that investors perceived as immune to slowing economic activity, such as McDonald’s and Procter & Gamble, did particularly well, and both were up over 30% for the year. Since both were trading at a substantial premium to the market, the Fund held underweight stakes in them, which detracted from performance.

The energy sector was down 20% during the period, by far the worst-performing sector in the value benchmark. The Fund’s underweight allocation to the energy sector and stocks like Halliburton, an oil service company, which fell 52%, helped performance. In the value benchmark, semiconductors was one of the few areas where cheap stocks outperformed expensive issues. The Fund held an overweight allocation to semiconductors and stocks like Lam Research, a semiconductor equipment manufacturer, which helped performance.

The Fund used derivatives to facilitate Fund flows and this added modestly to performance during the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Since growth stocks have significantly outperformed value for over 10 years, much is being written about the death of value investing. Fund management is sympathetic to some of the arguments, namely that growth stocks are so profitable that they are compounding their advantage and creating a virtuous cycle of more and more profits. The poster child for this is Amazon, the internet retailer. Amazon has been so good at what it does that it has put much of its competition out of business, thus compounding its advantage.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management’s view, however, is that as with most investment insights, there is a tendency of taking a good idea too far. For the past 10 years, investors underpriced the advantage of compounding high profit margins. The price of that advantage, though, is not unlimited. The same holds for the capital-heavy cyclicals that have been out of favor; Barings believes these industries are important and although their growth has been muted, Barings believes that the introduction of robotics may boost margins in the years to come, potentially giving those companies margins that are closer to the growth stock darlings in today’s market.

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/19

Johnson & Johnson	2.8%
Verizon Communications, Inc.	2.4%
JPMorgan Chase & Co.	2.4%
Berkshire Hathaway, Inc. Class B	2.4%
Citigroup, Inc.	2.0%
Intel Corp.	1.9%
The Procter & Gamble Co.	1.9%
Pfizer, Inc.	1.9%
Bank of America Corp.	1.8%
Chevron Corp.	1.8%

21.3%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/19

Financial	30.4%
Consumer, Non-cyclical	20.7%
Industrial	9.3%
Communications	8.7%
Consumer, Cyclical	7.7%
Energy	7.0%
Utilities	6.3%
Technology	6.1%
Basic Materials	3.6%
Mutual Funds	0.5%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-1.20%	6.49%		6.63%
Class R5	11/01/2004	-1.32%	6.39%	10.53%
Service Class	12/19/2000	-1.43%	6.27%	10.40%
Administrative Class	11/01/2004	-1.46%	6.18%	10.30%
Class R4	04/01/2014	-1.65%	6.02%		6.16%
Class A	11/01/2004	-1.75%	5.92%	10.00%
Class A (sales load deducted)*	11/01/2004	-7.15%	4.73%	9.38%
Class R3	11/01/2004	-1.85%	5.76%	9.78%
Russell 1000 Value Index		4.00%	7.79%	11.46%	7.99%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. At the close of business on May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced OFI Global Institutional, Inc. (OFI Global) as the subadviser of the Fund. The portfolio management team at OFI Global with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 5.47%, outperforming the 4.25% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong stock selection within the financials and industrials sectors drove the Fund’s outperformance during the reporting period, although this was partially offset by less-than-favorable stock selection within the consumer staples sector and a modest underweight allocation, relative to the benchmark, to the utilities sector.

The three top-performing Fund holdings during the reporting period were Motorola Solutions, Prologis, and Microsoft. Motorola Solutions provides communication infrastructure, devices, and services. The company has displayed strong execution and its market fundamentals have been healthy. On the competitive front, intellectual property-related issues and China trade tensions have significantly impacted its China-based competitors, leaving Motorola with near monopoly status in some markets. Prologis, an industrial real estate investment trust, performed strongly during the reporting period, outpacing both the real estate sector and the overall market. Prologis benefited from solid demand for its warehouse properties, which translated to strong rent growth from both new and renewing tenants. In addition, Prologis successfully completed two important acquisitions during the period, which increased its density and competitive positioning in key U.S. distribution markets. The growth of e-commerce, led by Amazon, has been a key demand driver, with the push for ever-faster delivery times forcing traditional retailers and their suppliers to reconfigure their warehouse “footprints” to be closer to their end customers. Software giant Microsoft continued to see strength across its business lines, which led to both strong top-line growth and margin expansion.

The Fund holdings that detracted from relative performance during the period included DXC Technology, UnitedHealth, and Suncor. DXC provides technology consulting, outsourcing, and support services. Shares of DXC were under pressure due to concerns over the company’s ability to execute on its plan to deliver organic top-line growth. In order to more quickly pivot towards this initiative, the company announced its intention to increase spending on hiring in its digital business. This pushed operating margin expansion over the near term, affecting profits. Fund managers eliminated DXC from the Fund’s portfolio. UnitedHealth, a pharmacy benefit provider, was dragged down with the sector due to single-payer rhetoric by one of the leading presidential candidates. Additionally, the company reported mediocre second-quarter 2019 earnings and lowered revenue guidance. Suncor is an integrated energy company headquartered in Alberta, Canada. The company’s exposure to falling oil prices was the primary driver of weakness in Suncor’s share price. The CEO’s retirement announcement in late 2018 and mandatory oil production curtailments for the sector announced by the Alberta government were also headwinds.

Subadviser outlook

In the short term, Invesco expects the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, Fund management believes there are several warning signs on the horizon – including global growth becoming less synchronized, weakening transport volumes, elevated levels of inventories as companies hedge their risk of tariffs, and the flattening or

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

inversion of the yield curve implying a slowing economy. While a recession later this year or early next would not surprise Fund management, it is not their base case assumption as they head into the next fiscal year.

Fund management continues to focus on the fundamentals of each company to drive their investment decisions, rather than getting caught up in the temporary emotions of the market. Their philosophy is to focus on companies with sustainable competitive advantages that they believe have the potential to outperform in most market environments.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	7.5%
JP Morgan Chase & Co.	4.8%
The Procter & Gamble Co.	4.1%
Amazon.com, Inc.	3.6%
Facebook, Inc. Class A	3.5%
Berkshire Hathaway, Inc. Class B	3.3%
Prologis, Inc.	3.4%
UnitedHealth Group, Inc.	3.3%
Merck & Co., Inc.	3.2%
Lockheed Martin Corp.	3.1%

39.8%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	25.2%
Financial	22.5%
Communications	14.1%
Technology	13.8%
Consumer, Cyclical	8.8%
Industrial	7.4%
Energy	5.3%
Utilities	1.5%
Basic Materials	0.6%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	5.60%	9.42%		9.71%
Class R5	12/31/2004	5.47%	9.31%	12.18%
Service Class	12/31/2004	5.38%	9.22%	12.10%
Administrative Class	12/31/2004	5.30%	9.11%	11.96%
Class R4	04/01/2014	5.08%	8.94%		9.22%
Class A	12/31/2004	5.01%	8.82%	11.68%
Class A (sales load deducted)*	12/31/2004	-0.76%	7.60%	11.05%
Class R3	12/31/2004	4.87%	8.67%	11.44%
S&P 500 Index		4.25%	10.84%	13.24%	11.05%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Service Class shares returned 0.79%, underperforming the 3.71% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Large-cap growth stocks outperformed their value counterparts in 2018 by the widest margin since 1990. The only other comparable period was during the technology stock bubble in 1999 – and value issues outperformed their growth brethren the following year by 36%. For this reporting period, value outperformed growth, but only by 0.27%.

The Fund incurred most of its relative underperformance due to its underweight allocation, relative to the benchmark, to consumer staples. Consumer staples companies like Coca-Cola and Pepsi did well last year as investors looked for stability and for stocks that had less exposure to the trade war. Fund management believed that investors were paying too much for this safety, so the Fund held an underweight allocation to consumer staples. The largest holding in the Fund’s portfolio was Apple Inc., and it rose less than 1% for the year, which also dragged on performance.

The energy sector was down 27% during the period, making it the worst-performing sector in the benchmark. The Fund held an underweight stake in the energy sector, as stocks like Halliburton, an oil service company, fell 52%. This underweight allocation helped relative performance. Holding an underweight stake in NVIDIA, a semiconductor manufacturer, also helped the Fund’s returns, as NVIDIA’s shares fell 38% during the period.

The Fund used derivatives to facilitate Fund flows and this added modestly to performance during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

The largest growth stocks in the U.S. have growth rates three times that of the smallest growth stocks. This advantage is unusual, since smaller, newer companies often grow faster. Currently, the largest growth companies tend to be light on assets and have very high margins. The raw material for many is data, and some even obtain that data free of charge. This is a tremendous advantage, and it has allowed them to accrue a disproportionate share of profits. The market has noticed, and the largest growth stocks have outperformed the average growth stocks by 4% per year for the past four years.

Fund management believes that, early on in this cycle, the market did not give growth companies enough credit for their high margins. Thinking the advantage might be cyclical, investors did not want to overpay for cyclically high margins. In Barings’ view, the narrative has now changed, and many investors see the large growth companies’ advantage as permanent. Fund management falls somewhere in the middle. They believe that large growth companies certainly do have an advantage, but Fund management does not want to overpay for that advantage as some investors did in the late 1990s.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/19

Microsoft Corp.	8.6%
Apple, Inc.	8.1%
Amazon.com, Inc.	5.3%
Facebook, Inc. Class A	3.4%
Alphabet, Inc. Class A	3.0%
Alphabet, Inc. Class C	2.8%
Cisco Systems, Inc.	2.1%
Mastercard, Inc. Class A	2.1%
Merck & Co., Inc.	2.0%
Visa, Inc. Class A	1.9%

39.3%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/19

Technology	30.7%
Communications	22.1%
Consumer, Non-cyclical	20.4%
Consumer, Cyclical	9.1%
Financial	8.6%
Industrial	8.1%
Basic Materials	0.7%
Energy	0.2%
Mutual Funds	0.1%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	0.99%	11.67%		11.76%
Class R5	11/01/2004	0.85%	11.54%	14.20%
Service Class	12/19/2000	0.79%	11.42%	14.10%
Administrative Class	11/01/2004	0.66%	11.33%	13.99%
Class R4	04/01/2014	0.59%	11.17%		11.25%
Class A	11/01/2004	0.42%	11.04%	13.69%
Class A (sales load deducted)*	11/01/2004	-5.10%	9.79%	13.05%
Class R3	04/01/2014	0.23%	10.86%		10.95%
Russell 1000 Growth Index		3.71%	13.39%	14.94%	13.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. At the close of business on May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced OFI Global Institutional, Inc. (OFI Global) as the subadviser of the Fund. The portfolio management team at OFI Global with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class A shares returned -7.54%, outperforming the -8.89% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong stock selection within the communication services, information technology, and materials sectors drove the Fund’s outperformance during the period, although this was partially offset by less-than-favorable stock selection within the consumer staples, financials, and industrials sectors.

The top-performing Fund holdings were Zynga, CACI International, and Generac. American social game developer Zynga posted strong results during the reporting period. The company has a strong pipeline of upcoming title launches through 2019 and 2020, while its core franchise titles continue to show growth. CACI is an information solutions and services company that supports national defense and government-related customers. The company also delivered organic growth and margin expansion. Shares of Generac moved higher, as investors considered new and emerging growth opportunities for the company in California. As a leader in the U.S. home standby (HSB) generator market, Generac appears to be well positioned to benefit from the troubles of California’s PG&E utility, which has implemented rolling blackouts to a large portion of its customer base in an effort to avoid the kind of sparking wildfires that have occurred over the last several years. HSBs are only 1% penetrated in California, well below the national average, so the opportunity for Generac to increase share there over time appears to be substantial.

Fund holdings that were key individual detractors from the Fund’s relative performance during the period included Weight Watchers International, Matador Resources, and Ligand Pharmaceuticals. Weight Watchers saw its membership growth decelerate dramatically year-over-year in the first quarter of 2019, a time frame that ordinarily accounts for 40% of their membership acquisition. Weight Watchers management did not pull back on spending in response, resulting in a dramatically lower earnings-per-share outlook for 2019 versus the prior year. Matador Resources’ exposure to falling oil prices drove its weakness over this period. Matador is an energy company engaged in the exploration, development, production, and acquisition of oil and natural gas. Ligand, a biopharmaceutical company, had concerns around the durability of one of its key royalty products, based on a recent competitor entering the market albeit with seemingly inferior data. There are also concerns around the patent of this product, which should remain in force until at least 2023. Fund managers sold both Weight Watchers and Ligand during the reporting period.

Subadviser outlook

In the short term, Invesco expects the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, Fund management believes there are several warning signs on the horizon – including global growth becoming less synchronized, weakening transport volumes, elevated levels of inventories as companies hedge their risk of tariffs, and the flattening or

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

inversion of the yield curve implying a slowing economy. While a recession later this year or early next would not surprise Fund management, it is not their base case assumption as they head into the next fiscal year.

Fund management continues to focus on the fundamentals of each company to drive their investment decisions, rather than getting caught up in the temporary emotions of the market. Their philosophy is to focus on companies with superior execution that they believe have the potential to outperform in most market environments. They combine that approach with their valuation discipline to seek a margin of safety, with limiting downside risk always being an important consideration.

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/19

Zynga, Inc. Class A	2.4%
CACI International, Inc. Class A	2.3%
ASGN, Inc.	2.2%
WSFS Financial Corp.	2.2%
j2 Global, Inc.	2.0%
Korn Ferry	2.0%
Visteon Corp.	2.0%
Four Corners Property Trust, Inc.	1.9%
MKS Instruments, Inc.	1.9%
Generac Holdings, Inc.	1.8%

20.7%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/19

Financial	22.7%
Consumer, Non-cyclical	18.6%
Industrial	16.3%
Technology	14.2%
Consumer, Cyclical	13.5%
Basic Materials	3.7%
Energy	3.4%
Utilities	3.3%
Mutual Funds	3.0%
Communications	2.9%

Total Long-Term Investments	101.6%
Short-Term Investments and Other Assets and Liabilities	(1.6)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-7.01%	8.35%		6.75%
Class R5	11/01/2004	-7.14%	8.21%	12.11%
Service Class	11/01/2004	-7.16%	8.12%	12.02%
Administrative Class	11/01/2004	-7.28%	8.00%	11.90%
Class R4	04/01/2014	-7.43%	7.85%		6.25%
Class A	07/20/1998	-7.54%	7.74%	11.62%
Class A (sales load deducted)*	07/20/1998	-12.63%	6.52%	10.99%
Class R3	04/01/2014	-7.66%	7.58%		5.99%
Russell 2000 Index		-8.89%	8.19%	11.19%	6.32%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (ADRs), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States) and typically invests in a number of different countries. At the close of business on May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced OppenheimerFunds, Inc. (OFI) as the subadviser of the Fund. The portfolio management team at OFI with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -2.07%, underperforming the 1.38% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the health care and consumer discretionary sectors drove the Fund’s underperformance relative to the benchmark during the reporting period. The Fund outperformed the benchmark in the technology and energy sectors, due to an overweight allocation, relative to the benchmark, to technology, and a significantly underweight position in energy.

The Fund holdings that detracted from performance for the reporting period were Baidu, Inc.; Centene Corp.; and Tiffany & Co. Baidu, the Chinese internet search leader, reported weak financial results, which underscored surprising deterioration in its core search business. Worse yet, company management’s lack of direction on what they were going to do about it led Fund management to eliminate this position from the Fund’s portfolio. Centene, a health care company that provides services to government-sponsored health care programs, declined over the reporting period. In March 2019, Centene announced a $17.5 billion buyout of competitor WellCare Health Plans in a deal intended to create the world’s largest Medicare managed care company, serving more than 12.3 million customers. Centene’s stock has been down partly due to uncertainty around the acquisition, although Centene posted solid second-quarter 2019 results. Tiffany & Co. disappointed investors with its third-quarter 2018 earnings report, which showed positive but decelerating year-over-year comparisons, particularly with respect to sales at its 5th Avenue New York City flagship store. Further, the strength of the U.S. dollar is dampening sales to international tourists, especially from China.

The Fund holdings that contributed to performance for the reporting period were S&P Global Inc., LVMH, and ICICI Bank Limited. In Invesco’s view, S&P Global has a very good business model. Its ratings business is one of a very few similar businesses who benefit when debt is either being issued or refinanced. S&P Global also earns a royalty stream from its suite of index offerings, such as the S&P 500® Index, and passive investment trends have been quite beneficial for the company. LVMH has continued to post impressive results. It is a unique, best-of-breed luxury goods company. Though cyclical at times, it has a powerful economic moat, supported by exceptional brand stewardship. ICICI Bank Limited continues to see improvements in its non-performing loan book. Furthermore, the loan book has seen growth at a mid-teens rate and its net interest margin has been steady.

Subadviser outlook

Invesco notes that the past 12 months were mixed for global equities. The ACWI was just slightly better than flat, though the muted overall performance masked significant volatility along the way. An undertone of stress caused by global trade tensions appeared to be weighing on manufacturing and other economic activity. However, after a difficult fourth quarter 2018, markets in aggregate have done extremely well in year-to-date 2019. The NASDAQ 100 Index is up close to 20% on the year, and even

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

across Europe, most bourses have posted mid-teen returns. Interest rates are, in Fund management’s view, an important reason for these positive developments. Though investing in a negative-yielding bond is purely speculation, investors are doing so, and that makes future dividends and cash flow all the more valuable. France, Germany, Sweden, the Netherlands, Switzerland, and Japan all have negative long-term bond yields. In such an environment, Fund management prefers to purchase stocks, especially those companies that appear to be growing, rather than paying for the privilege of loaning money to a sovereign.

Invesco’s thematic, long-term, investment style leads Fund management toward quality businesses that demonstrate sustainability of both their enterprise and their market advantage. This, they believe, could be an important buffer against the rising chatter of protectionist trade policies. They select Fund holdings for the sustainability of their business purpose and the sensibility of their price. In Fund management’s view, if they have that combination well calibrated, then the Fund could have the potential to weather most transient controversies relatively well, and possibly create meaningful economic value for its clients.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/19

Alphabet, Inc. Class A	7.2%
LVMH Moet Hennessy Louis Vuitton SE	4.0%
Airbus SE	3.9%
S&P Global, Inc.	3.6%
Intuit, Inc.	3.5%
Facebook, Inc. Class A	3.3%
Adobe, Inc.	3.2%
SAP SE	2.7%
Nidec Corp.	2.5%
Citigroup, Inc.	2.5%

36.4%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	24.2%
Industrial	21.0%
Communications	14.9%
Technology	14.0%
Financial	12.7%
Consumer, Cyclical	11.4%
Mutual Funds	0.8%
Energy	0.3%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-1.93%	7.39%		7.04%
Class R5	12/31/2004	-2.07%	7.29%	9.53%
Service Class	12/31/2004	-2.23%	7.16%	9.40%
Administrative Class	12/31/2004	-2.30%	7.06%	9.28%
Class R4	04/01/2014	-2.45%	6.90%		6.55%
Class A	12/31/2004	-2.48%	6.81%	8.99%
Class A (sales load deducted)*	12/31/2004	-7.85%	5.61%	8.38%
Class R3	12/31/2004	-2.69%	6.65%	8.87%
MSCI ACWI		1.38%	6.65%	8.35%	6.53%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stock of growth companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. At the close of business on May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced OFI Global Institutional, Inc. (OFI Global) as the subadviser of the Fund. The portfolio management team at OFI Global with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned -2.63%, underperforming the -1.23% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From a sector perspective, Fund holdings within the information technology, consumer discretionary, and communication services sectors detracted the most from the Fund’s full-year returns. The individual Fund holdings that detracted the most from performance during the reporting period were Infineon Technologies AG, Baidu, Inc., and ams AG. Infineon Technologies, a German semiconductor company, is the dominant provider to the automotive industry. Fund management added it to the portfolio in late 2014 as part of the Fund’s investment theme focused on the evolution of the car. Over the years, the Fund has enjoyed significant gains from the stock. Fund management’s thesis for Infineon remains intact, but Infineon’s end clients are adjusting their supply chains to what may be the “new normal” in global trade relations. The cost of this adjustment may put some pressure on volumes and pricing on even the premier players within that chain. Therefore, Fund management trimmed the Fund’s position in this holding during the period. Baidu, the Chinese internet search company, was added to the portfolio in mid-2017, based on the growth of the Chinese consumer market and Baidu’s nascent artificial intelligence development. Recently, Baidu announced guidance for revenue growth of 2% to 3%, which is roughly half of the rate of the general economy in which it is operating. Fund management sold the Fund’s stake in Baidu following this announcement. ams AG is an Austrian company that produces 3D sensors. Demand for 3D sensors is growing, as they are increasingly required for facial recognition, factory process automation, and augmented reality applications. Although Fund management believes that the company’s particular 3D sensing technology is well placed within this growing area, they were disappointed by the company’s recent decision to acquire Osram Licht AG – a move they viewed as somewhat illogical, with a price that was too high. Fund management sold the Fund’s stake in ams AG.

The companies that contributed most to Fund performance were ICICI Bank Limited, ASML Holding NV, and Hoya Corp. ICICI Bank is one of the leading non-state-owned banks in India. The banking sector in general in India has been benefiting from the growing financial integration of the 1.3 billion population. Within that context, ICICI is, in Fund management’s view, a well-capitalized and well-managed bank. ASML Holding, a Dutch company, makes the equipment needed for producing semiconductors. ASML is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. Finally, HOYA Corp, a Japanese company, is a world leader in glass technology. Its two largest markets are in the health care and information technology sectors. In the corrective lens market, this Fund holding shares global market dominance with arch-rival Essilor Luxottica. Hoya also makes the mask blanks needed for semiconductor manufacturing, and the glass substrates needed in hard disk drives, and dominates the markets for both. The secular demand drivers in Hoya’s end markets are strong and that is reflected in the share price performance.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Invesco believes that investors’ fears over trade tensions having the potential to slow the world’s average growth rates will continue to produce equity market volatility. However, Fund management has always invested in companies that they believe can grow at a better-than-average rate because of the secular forces that drive them, and their unique ability to potentially monetize those forces for many years.

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/19

ASML Holding NV	2.9%
Hitachi Ltd.	2.7%
Hermes International	2.6%
SAP SE	2.6%
Hoya Corp.	2.3%
Edenred	2.3%
Nokia OYJ	2.3%
Grifols SA	2.2%
Keyence Corp.	2.1%
ICICI Bank Ltd. Sponsored ADR	2.1%

24.1%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/19

Consumer, Non-cyclical	28.5%
Industrial	23.8%
Technology	18.7%
Consumer, Cyclical	17.8%
Financial	5.3%
Communications	3.5%
Energy	1.4%
Mutual Funds	0.6%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-2.49%	3.09%		1.46%
Class R5	10/03/1994	-2.63%	2.96%	6.05%
Service Class	01/01/1998	-2.74%	2.88%	5.98%
Administrative Class	05/03/1999	-2.77%	2.78%	5.85%
Class R4	04/01/2014	-2.95%	2.63%		0.99%
Class A	01/01/1998	-3.09%	2.51%	5.58%
Class A (sales load deducted)*	01/01/1998	-8.42%	1.35%	4.99%
Class R3	04/01/2014	-3.24%	2.35%		0.74%
MSCI ACWI ex USA		-1.23%	2.90%	4.45%	2.54%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. At the close of business on May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced OFI Global Institutional, Inc. (OFI Global) as the subadviser of the Fund. The portfolio management team at OFI Global with responsibility for the Fund became employees of Invesco and there was no change in the Fund’s investment process or philosophies.

How did the Fund perform during the 12 months ended September 30, 2019?

The Fund’s Class R5 shares returned 2.86%, outperforming the -2.02% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From a sector perspective, favorable stock selection led the Fund to outperform the benchmark, primarily due to Fund holdings in the financials and energy sectors. An overweight allocation, relative to the benchmark, and stock selection within the consumer discretionary sector also contributed to the Fund’s relative performance. Stock selection in the consumer staples sector and an underweight to the utilities sector detracted from performance. With regard to country exposure, stock selection in China and India contributed positively to the Fund’s relative performance, as did an overweight allocation to the United States. Stock selection in the United Kingdom, South Africa, and Chile detracted from relative returns.

Fund holdings that contributed positively to the Fund’s absolute performance during the reporting period included Kotak Mahindra Bank, Jiangsu Hengrui Medicine Co., and Meituan Dianping. Kotak Mahindra Bank is the fourth-largest private bank in India. Kotak has about 1,400 branches, and owns 100% of its various subsidiaries, which enables it to provide a full range of financial services. Fund management expects Kotak’s growth to be supported by structural changes occurring in the Indian banking sector, namely the continued public-to-private shift of assets. Nearly 70% of assets in India’s banking system are controlled by poorly run, undercapitalized public sector banks. Jiangsu Hengrui Medicine Co. is a Chinese pharmaceutical company that is quickly becoming a leading player in the development of innovative drugs. Hengrui boasts a diversified drug portfolio, a strong research and development product pipeline, and a knowledgeable sales force. The company has begun to reap the benefits of its innovative pipeline as newly launched drugs in three significant markets – anesthetics, contrast agents, and the still under-penetrated cancer drug market – started to contribute profits. Meituan Dianping is a Chinese technology company that facilitates delivery, shopping, and bookings in a multitude of service categories through its web-based platform, including food delivery, restaurant reservations, beauty services, and hotel and travel reservations. Since its initial listing in December 2018, Meituan has succeeded in improving several key operational metrics and reported revenue ahead of expectations, leading to strong performance.

Fund holdings that detracted from performance included Glencore, Prada, and Samsung BioLogics. Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. Invesco believes that the company has the potential to benefit from more stable commodity prices as well as material growth in the electric vehicle market over the next several years – which is expected to drive strong demand for copper, cobalt, and nickel – commodities of which Glencore is one of the leading producers. However, in the short term, base metals have continued to face headwinds from the United States/China

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

trade war, leading to an environment of uncertainty that has created a drag on global growth. Glencore’s copper holdings have also been impacted by operational challenges in the African arm of their business, similar to the operational issues that have been impacting their nickel production. Italian luxury goods company Prada operates in an industry with high barriers to entry, strong secular tailwinds, and strong pricing power for their brands. Prada reported weaker-than-anticipated sales numbers, which led to a drop in its share price. Samsung BioLogics, a South Korean manufacturer of bio-health care products, has evolved from being a leading contract manufacturing organization (CMO) in the country to one of the fastest-growing in the world. Samsung BioLogics owns a 50% stake in the biosimilar producer Samsung Bioepis with U.S. biotech giant Biogen, which currently has seven products in the pipeline. Still, Samsung BioLogics has been facing several headwinds that have been negatively impacting its share price, including major geopolitical issues involving South Korea and Japan, as well as deteriorating relations with North Korea.

Subadviser outlook

Invesco continues to believe that emerging markets (EM) should be an increasingly core allocation for global investors. EM now represents a meaningful portion of global gross domestic product and is the largest contributor to global growth. Fund management believes that most investors are still under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that Fund management believes exhibit potentially the most attractive growth characteristics.

Fund management’s approach to investing and the positioning of the Fund remain unchanged. The Fund managers are long-term investors who seek extraordinary companies that they believe have competitive advantages that manifest themselves over many years. The Fund has exposure to sectors and industries in which Fund management perceives dynamic change and real value being extracted – including ecommerce, cloud computing, internet services, health care, travel, and education.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/19

Alibaba Group Holding Ltd. Sponsored ADR	7.1%
Novatek PJSC Sponsored GDR Registered	4.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
Kering SA	4.0%
Housing Development Finance Corp. Ltd.	3.6%
Kotak Mahindra Bank Ltd.	3.4%
Tencent Holdings Ltd.	3.4%
AIA Group Ltd.	2.9%
Yum China Holdings, Inc.	2.7%
Glencore PLC	2.6%

39.0%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/19

Financial	25.9%
Consumer, Cyclical	17.2%
Consumer, Non-cyclical	15.7%
Communications	14.8%
Technology	6.3%
Energy	6.2%
Basic Materials	5.8%
Industrial	4.3%
Mutual Funds	2.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2019)

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 03/01/2011	Since Inception 04/01/2014
Class I	03/01/2011	2.93%	2.57%		0.60%
Class R5	11/03/2008	2.86%	2.45%	2.25%
Service Class	11/03/2008	2.79%	2.36%	2.16%
Administrative Class	11/03/2008	2.68%	2.27%	2.04%
Class R4	04/01/2014	2.46%	2.12%			2.56%
Class A	11/03/2008	2.40%	2.03%	1.79%
Class A (sales load deducted)*	11/03/2008	-3.23%	0.88%	1.21%
Class R3	04/01/2014	2.22%	1.86%			2.30%
MSCI Emerging Markets Index		-2.02%	2.33%	3.37%	1.33%	2.64%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 107.1%
Discount Notes — 83.6%
Federal Farm Credit Bank 1.764% 10/03/19, 10/03/19 (a)	$970,000	$969,906
1.893% 2/20/20, 2/20/20 (a)	3,471,000	3,445,671
1 mo. USD LIBOR - .080%, 1.970% FRN 10/11/19, 5/11/20 (a)	1,330,000	1,329,446
2.009% 10/01/19, 10/01/19 (a)	1,100,000	1,100,000
1 mo. USD LIBOR + .050% 2.099% FRN 10/10/19, 2/10/20 (a)	5,260,000	5,261,538
2.729% 10/22/19, 10/22/19 (a)	1,300,000	1,298,006
Federal Home Loan Bank 1.826% 10/08/19, 10/08/19 (a)	6,600,000	6,597,690
SOFR + .010%, 1.830% FRN 10/01/19, 11/13/19 (a)	19,300,000	19,299,514
SOFR + .030% 1.850% FRN 10/01/19, 1/12/21 (a)	12,000,000	12,000,000
SOFR + .040% 1.860% FRN 10/01/19, 8/25/20 (a)	3,000,000	3,000,000
SOFR + .050% 1.870% FRN 10/01/19, 1/28/21 (a)	4,600,000	4,600,000
SOFR + .030%, 1.880% FRN 10/01/19, 10/09/19 (a)	8,000,000	8,000,000
SOFR + .065%, 1.885% FRN 10/01/19, 3/27/20 (a)	14,485,000	14,487,038
SOFR + .065% 1.885% FRN 10/01/19, 2/26/21 (a)	13,000,000	13,000,000
SOFR + .100% 1.920% FRN 10/01/19, 12/23/20 (a)	7,000,000	7,000,000
1 mo. USD LIBOR - .055% 1.973% FRN 10/14/19, 1/14/20 (a)	8,500,000	8,497,860
1 mo. USD LIBOR - .050% 1.975% FRN 10/17/19, 1/17/20 (a)	10,500,000	10,500,000
1.994% 11/15/19, 11/15/19 (a)	8,400,000	8,379,420
1.997% 12/04/19, 12/04/19 (a)	370,000	368,711
1.997% 12/04/19, 12/04/19 (a)	6,000,000	5,979,093
2.004% 10/01/19, 10/01/19 (a)	1,000,000	1,000,000
2.008% 11/06/19, 11/06/19 (a)	5,000,000	4,990,125
2.015% 11/01/19, 11/01/19 (a)	3,800,000	3,793,521
2.015% 12/04/19, 12/04/19 (a)	1,500,000	1,494,733
2.016% 10/11/19, 10/11/19 (a)	2,500,000	2,498,622
2.024% 11/01/19, 11/01/19 (a)	1,100,000	1,098,115
2.024% 10/16/19, 10/16/19 (a)	750,000	749,378
2.044% 10/18/19, 10/18/19 (a)	6,800,000	6,793,546
2.051% 10/08/19, 10/08/19 (a)	750,000	749,705
2.053% 10/11/19, 10/11/19 (a)	600,000	599,663
2.054% 10/18/19, 10/18/19 (a)	13,700,000	13,686,932
2.055% 10/23/19, 10/23/19 (a)	9,750,000	9,737,964
2.058% 10/18/19, 10/18/19 (a)	1,400,000	1,398,661
2.059% 10/25/19, 10/25/19 (a)	7,000,000	6,990,550
2.060% 10/30/19, 10/30/19 (a)	3,650,000	3,644,046
2.064% 10/23/19, 10/23/19 (a)	1,315,000	1,313,369

	Principal Amount	Value
2.064% 10/23/19, 10/23/19 (a)	$5,000,000	$4,993,797
2.065% 10/09/19, 10/09/19 (a)	6,540,000	6,537,050
2.067% 10/02/19, 10/02/19 (a)	500,000	499,972
3 mo. USD LIBOR - .260% 2.081% FRN 10/11/19, 10/11/19 (a)	25,000,000	24,999,343
2.090% 1/29/20, 1/29/20 (a)	770,000	764,764
2.090% 10/02/19, 10/02/19 (a)	1,200,000	1,199,931
2.095% 12/18/19, 12/18/19 (a)	2,000,000	1,991,117
2.113% 11/26/19, 11/26/19 (a)	2,700,000	2,691,306
2.115% 11/01/19, 11/01/19 (a)	6,000,000	5,989,279
2.121% 11/01/19, 11/01/19 (a)	8,200,000	8,185,306
3 mo. USD LIBOR - .140%, 2.136% FRN 10/25/19, 10/25/19 (a)	6,800,000	6,800,000
2.140% 10/25/19, 10/25/19 (a)	4,350,000	4,343,910
1 mo. USD LIBOR + .150% 2.194% FRN 10/28/19, 9/28/20 (a)	650,000	650,841
2.421% 11/20/19, 11/20/19 (a)	1,530,000	1,524,985
2.752% 10/16/19, 10/16/19 (a)	1,000,000	998,896
Federal National Mortgage Association 1.775% 10/04/19, 10/04/19 (a)	5,400,000	5,399,213
SOFR + .075% 1.895% FRN 10/01/19, 10/30/20 (a)	1,000,000	1,000,425
SOFR + .160% 1.980% FRN 10/01/19, 1/30/20 (a)	1,600,000	1,600,841
2.031% 10/04/19, 10/04/19 (a)	3,210,000	3,209,465

TOTAL DISCOUNT NOTES (Cost $279,033,264)		279,033,264

Repurchase Agreement — 13.5%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/30/19, 2.320%, due 10/01/19 (b)	45,000,000	45,000,000

U.S. Treasury Bonds & Notes — 10.0%
U.S. Treasury Bill 0.000% 2/06/20	8,700,000	8,641,505
0.000% 2/13/20	8,300,000	8,242,995
U.S. Treasury Note 1.375% 3/31/20	7,700,000	7,682,071
1.500% 4/15/20	8,800,000	8,784,951

		33,351,522

TOTAL SHORT-TERM INVESTMENTS (Cost $357,384,786)		357,384,786

TOTAL INVESTMENTS — 107.1% (Cost $357,384,786) (c)		357,384,786

Other Assets/(Liabilities) — (7.1)%		(23,811,149)

NET ASSETS — 100.0%		$333,573,637

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments (Continued)

Abbreviation Legend

FRN	Floating Rate Note
SOFR	Secured Overnight Financing Rate

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and stated maturity date, respectively.
(b)

Maturity value of $45,002,900. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity dates ranging from 5/15/42 - 11/15/47, and an aggregate market value, including accrued interest, of $45,900,035.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 95.8%

CORPORATE DEBT — 39.8%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 3.750% 10/01/21	$560,000	$574,091

Aerospace & Defense — 0.3%
L3Harris Technologies, Inc. 2.700% 4/27/20	1,550,000	1,553,103

Agriculture — 1.3%
BAT Capital Corp. 3.222% 8/15/24	1,100,000	1,112,044
Bunge Ltd. Finance Corp. 3.500% 11/24/20	2,040,000	2,062,072
Imperial Brands Finance PLC 3.125% 7/26/24 (a)	1,043,000	1,045,105
3.500% 2/11/23 (a)	979,000	998,883
Reynolds American, Inc. 4.000% 6/12/22	1,500,000	1,562,655

		6,780,759

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	69,828	71,658

Auto Manufacturers — 1.1%
Ford Motor Credit Co. LLC 3 mo. USD LIBOR + .810% 3.099% FRN 4/05/21	660,000	652,271
3.350% 11/01/22	935,000	935,126
3 mo. USD LIBOR + 1.235% 3.393% FRN 2/15/23	1,130,000	1,095,625
General Motors Financial Co., Inc. 3.250% 1/05/23	2,715,000	2,743,951
Nissan Motor Acceptance Corp. 1.900% 9/14/21 (a)	485,000	479,296

		5,906,269

Banks — 7.3%
Banco Santander SA 3.500% 4/11/22	1,600,000	1,641,980
Bank of America Corp. 3 mo. USD LIBOR + .930% 2.816% VRN 7/21/23	5,830,000	5,918,598
Barclays Bank PLC 10.179% 6/12/21 (a)	907,000	1,014,422
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.548% FRN 5/16/24	945,000	940,234
Citigroup, Inc. 3 mo. USD LIBOR + .722% 3.142% VRN 1/24/23	3,120,000	3,176,847

	Principal Amount	Value
Credit Suisse AG 6.500% 8/08/23 (a)	$2,400,000	$2,670,000
Discover Bank 3.350% 2/06/23	1,832,000	1,888,433
4.200% 8/08/23	1,000,000	1,063,080
First Horizon National Corp. 3.500% 12/15/20	1,290,000	1,304,227
The Goldman Sachs Group, Inc. 3.200% 2/23/23	6,280,000	6,448,012
HSBC Holdings PLC 4.250% 3/14/24	730,000	768,109
JP Morgan Chase & Co. 4.500% 1/24/22	3,000,000	3,164,806
Mitsubishi UFJ Financial Group, Inc. 2.665% 7/25/22	2,150,000	2,172,206
Morgan Stanley 3.750% 2/25/23	3,075,000	3,215,039
Sumitomo Mitsui Financial Group, Inc. 2.448% 9/27/24	1,305,000	1,303,550
SVB Financial Group 5.375% 9/15/20	225,000	231,721
Synchrony Bank 3.000% 6/15/22	1,250,000	1,267,177

		38,188,441

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. 3.500% 1/12/24	2,675,000	2,823,460
Bacardi Ltd. 4.450% 5/15/25 (a)	206,000	220,314
Keurig Dr Pepper, Inc. 4.057% 5/25/23	1,450,000	1,533,446
Molson Coors Brewing Co. 2.100% 7/15/21	310,000	309,987
3.500% 5/01/22	720,000	741,354

		5,628,561

Biotechnology — 0.1%
Celgene Corp. 4.000% 8/15/23	474,000	503,774

Building Materials — 0.9%
Holcim US Finance Sarl & Cie SCS 6.000% 12/30/19 (a)	2,029,000	2,045,042
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650% 2.800% FRN 5/22/20	780,000	781,071
Masco Corp. 3.500% 4/01/21	270,000	273,710
7.125% 3/15/20	225,000	229,456
Standard Industries, Inc. 5.500% 2/15/23 (a)	1,472,000	1,501,440

		4,830,719

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 2.2%
CF Industries, Inc. 7.125% 5/01/20	$94,000	$96,585
DuPont de Nemours, Inc. 4.205% 11/15/23	1,265,000	1,355,593
Huntsman International LLC 5.125% 11/15/22	2,410,000	2,569,445
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	2,227,000	2,241,104
RPM International, Inc. 3.450% 11/15/22	43,000	44,141
6.125% 10/15/19	1,722,000	1,724,210
The Sherwin-Williams Co. 2.750% 6/01/22	558,000	565,534
Syngenta Finance NV 3.698% 4/24/20 (a)	1,165,000	1,168,871
4.441% 4/24/23 (a)	1,460,000	1,525,721

		11,291,204

Computers — 0.8%
Dell International LLC/EMC Corp. 4.000% 7/15/24 (a)	1,113,000	1,164,044
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	1,480,000	1,502,427
Leidos Holdings, Inc. 4.450% 12/01/20	1,511,000	1,533,665

		4,200,136

Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875% 8/14/24	2,190,000	2,192,121
Aircastle Ltd. 5.000% 4/01/23	2,790,000	2,987,834
Ameriprise Financial, Inc. 3.000% 3/22/22	405,000	412,509
3.700% 10/15/24	285,000	304,717
4.000% 10/15/23	255,000	272,292
Antares Holdings LP 6.000% 8/15/23 (a)	1,172,000	1,214,187
Brookfield Finance, Inc. 4.000% 4/01/24	1,520,000	1,617,771
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	3,310,000	3,488,409
Synchrony Financial 2.850% 7/25/22	1,540,000	1,552,959

		14,042,799

Electric — 1.0%
Ameren Corp. 2.500% 9/15/24	865,000	869,295
2.700% 11/15/20	815,000	819,262
EDP Finance BV 4.125% 1/15/20 (a)	795,000	796,987

	Principal Amount	Value
Enel Finance International NV 2.875% 5/25/22 (a)	$755,000	$764,981
Entergy Texas, Inc. 2.550% 6/01/21	605,000	604,063
Puget Energy, Inc. 6.000% 9/01/21	740,000	787,184
6.500% 12/15/20	334,000	349,699

		4,991,471

Electronics — 0.5%
The ADT Security Corp. 6.250% 10/15/21	1,260,000	1,341,900
FLIR Systems, Inc. 3.125% 6/15/21	650,000	657,042
Tech Data Corp. 3.700% 2/15/22	580,000	593,006

		2,591,948

Foods — 0.3%
McCormick & Co., Inc. 2.700% 8/15/22	1,570,000	1,591,589

Health Care – Products — 0.2%
Becton Dickinson and Co. 3 mo. USD LIBOR + .875% 2.979% FRN 12/29/20	1,227,000	1,227,410

Health Care – Services — 0.2%
Cigna Holding Co. 4.000% 2/15/22	971,000	1,004,970

Home Builders — 0.4%
Lennar Corp. 4.500% 11/15/19	2,253,000	2,253,000

Household Products & Wares — 0.4%
Church & Dwight Co., Inc. 2.875% 10/01/22	1,993,000	2,022,238

Housewares — 0.3%
Newell Brands, Inc. 3.850% 4/01/23	1,730,000	1,780,862

Insurance — 2.5%
AmTrust Financial Services, Inc. 6.125% 8/15/23	1,505,000	1,502,444
Athene Global Funding 2.750% 6/25/24 (a)	2,650,000	2,668,218
CNA Financial Corp. 5.750% 8/15/21	901,000	956,963
Enstar Group Ltd. 4.500% 3/10/22	1,800,000	1,866,885
Jackson National Life Global Funding 2.500% 6/27/22 (a)	1,540,000	1,553,958
Lincoln National Corp. 4.000% 9/01/23	310,000	328,379
6.250% 2/15/20	740,000	750,241

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reinsurance Group of America, Inc. 5.000% 6/01/21	$1,015,000	$1,060,714
Trinity Acquisition PLC 3.500% 9/15/21	1,215,000	1,236,644
Willis Towers Watson PLC 5.750% 3/15/21	840,000	880,559

		12,805,005

Investment Companies — 1.0%
Ares Capital Corp. 4.200% 6/10/24	2,499,000	2,561,488
BlackRock TCP Capital Corp. 3.900% 8/23/24	835,000	824,175
4.125% 8/11/22	1,805,000	1,809,579

		5,195,242

Lodging — 0.5%
Las Vegas Sands Corp. 3.200% 8/08/24	2,665,000	2,714,390

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.875% 10/15/21	1,015,000	1,041,309
4.875% 4/01/21	590,000	610,756
Wabtec Corp. 4.400% STEP 3/15/24	1,021,000	1,087,393

		2,739,458

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	745,000	751,672
Discovery Communications LLC 2.950% 3/20/23	1,170,000	1,188,707
Sirius XM Radio, Inc. 3.875% 8/01/22 (a)	2,600,000	2,639,813

		4,580,192

Mining — 1.1%
Glencore Funding LLC 4.125% 5/30/23 (a)	1,480,000	1,548,846
Kinross Gold Corp. 5.125% 9/01/21	550,000	570,625
5.950% 3/15/24	1,950,000	2,170,448
Newcrest Finance Pty Ltd. 4.200% 10/01/22 (a)	1,170,000	1,222,404

		5,512,323

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.125% STEP 10/01/21	1,210,000	1,216,050

Oil & Gas — 1.0%
Antero Resources Corp. 5.375% 11/01/21	2,699,000	2,604,535

	Principal Amount	Value
Continental Resources, Inc. 5.000% 9/15/22	$1,017,000	$1,025,922
EQT Corp. 3.000% 10/01/22	1,610,000	1,549,870

		5,180,327

Packaging & Containers — 0.4%
Graphic Packaging International LLC 4.750% 4/15/21	1,860,000	1,920,450

Pharmaceuticals — 2.4%
Bayer US Finance II LLC 3 mo. USD LIBOR + 1.010% 3.129% FRN 12/15/23 (a)	2,055,000	2,056,251
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 2.889% FRN 6/15/22	2,095,000	2,087,923
CVS Health Corp. 2.625% 8/15/24	455,000	457,023
3.700% 3/09/23	1,065,000	1,108,599
Express Scripts Holding Co. 3.300% 2/25/21	1,645,000	1,666,674
Mylan, Inc. 3.125% 1/15/23 (a)	1,375,000	1,389,202
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	335,000	336,552
2.875% 9/23/23	1,000,000	1,019,450
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	2,525,000	2,310,375

		12,432,049

Pipelines — 1.5%
Energy Transfer Operating LP 4.200% 9/15/23	2,370,000	2,490,698
EnLink Midstream Partners LP 4.400% 4/01/24	1,340,000	1,290,487
EQM Midstream Partners LP 4.750% 7/15/23	1,305,000	1,309,026
MPLX LP 3 mo. USD LIBOR + 1.100% 3.202% FRN 9/09/22	2,605,000	2,613,219

		7,703,430

Private Equity — 0.3%
Hercules Capital, Inc. 4.625% 10/23/22	1,495,000	1,495,282

Real Estate Investment Trusts (REITS) — 2.1%
American Tower Corp. 2.250% 1/15/22	465,000	465,611
3.000% 6/15/23	1,520,000	1,554,854
3.300% 2/15/21	505,000	512,215
Crown Castle International Corp. 3.400% 2/15/21	1,319,000	1,337,086

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SBA Tower Trust 2.836% 1/15/25 (a)	$3,350,000	$3,354,302
3.168% 4/09/47 (a)	880,000	888,543
Tanger Properties LP 3.875% 12/01/23	1,325,000	1,364,177
VEREIT Operating Partnership LP 4.600% 2/06/24	1,410,000	1,514,327

		10,991,115

Retail — 1.7%
Advance Auto Parts, Inc. 4.500% 12/01/23	990,000	1,068,977
Dollar Tree, Inc. 3.700% 5/15/23	2,620,000	2,717,198
O’Reilly Automotive, Inc. 3.800% 9/01/22	191,000	198,198
3.850% 6/15/23	2,206,000	2,315,524
QVC, Inc. 4.375% 3/15/23	2,500,000	2,587,717

		8,887,614

Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	1,215,000	1,226,755
Microchip Technology, Inc. 3.922% 6/01/21	905,000	924,345
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	1,225,000	1,256,885

		3,407,985

Telecommunications — 0.8%
Qwest Corp 6.750% 12/01/21	1,255,000	1,356,354
Sprint Communications, Inc. 9.250% 4/15/22	800,000	927,000
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	1,870,000	1,925,819

		4,209,173

Transportation — 0.4%
Ryder System, Inc. 2.250% 9/01/21	170,000	169,974
2.500% 9/01/22	40,000	40,283
3.400% 3/01/23	485,000	501,057
3.750% 6/09/23	1,370,000	1,437,311

		2,148,625

Trucking & Leasing — 0.6%
DAE Funding LLC 4.000% 8/01/20 (a)	522,000	525,262
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375% 2/01/22 (a)	50,000	51,031

	Principal Amount	Value
4.875% 7/11/22 (a)	$2,300,000	$2,450,461

		3,026,754

TOTAL CORPORATE DEBT (Cost $203,773,503)		207,200,466

MUNICIPAL OBLIGATIONS — 0.2%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + .900%, 3.176% FRN 4/26/27	69,567	69,603

Pennsylvania Higher Education Assistance Agency, 28 day ARS 3.110% FRN 10/25/42	850,000	837,301

TOTAL MUNICIPAL OBLIGATIONS (Cost $907,880)		906,904

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 54.3%
Auto Floor Plan ABS — 0.5%
Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 2.968% FRN 5/25/24 (a)	856,000	856,696
Series 2018-1, Class C, 1 mo. USD LIBOR + 1.050% 3.068% FRN 9/25/23 (a)	280,000	280,321
Series 2019-1, Class D, 1 mo. USD LIBOR + 1.450% 3.468% FRN 5/25/24 (a)	768,000	767,999
Series 2018-1, Class D, 1 mo. USD LIBOR + 1.550% 3.568% FRN 9/25/23 (a)	471,000	471,589

		2,376,605

Automobile ABS — 6.3%
American Credit Acceptance Receivables Trust, Series 2019-1, Class C 3.500% 4/14/25 (a)	1,625,000	1,655,347
AmeriCredit Automobile Receivables Trust 2019-3, Series 2019-3, Class D 2.580% 9/18/25	1,425,000	1,426,262
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class B, 2.650% 3/20/26 (a)	4,150,000	4,146,058
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	2,764,000	2,752,471
Series 2019-1A, Class B, 3.700% 3/20/23 (a)	295,000	302,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	$633,000	$643,052
Bank of The West Auto Trust, Series 2019-1, Class C 2.900% 4/15/25 (a)	818,000	825,742
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B 3.630% 1/19/24 (a)	460,000	476,526
Drive Auto Receivables Trust Series 2018-4, Class C, 3.660% 11/15/24	660,000	667,769
Series 2019-1, Class C, 3.780% 4/15/25	1,050,000	1,070,204
Drive Auto Receivables Trust 2019-4, Series 2019-4, Class D 2.700% 2/16/27	1,333,000	1,329,879
DT Auto Owner Trust, Series 2019-1A, Class C 3.610% 11/15/24 (a)	240,000	243,894
Exeter Automobile Receivables Trust Series 2018-4A, Class A, 3.050% 12/15/21 (a)	148,322	148,541
Series 2019-1A, Class B, 3.450% 2/15/23 (a)	400,000	404,126
Exeter Automobile Receivables Trust 2019-3, Series 2019-3A, Class D 3.110% 8/15/25 (a)	985,000	995,467
First Investors Auto Owner Trust, Series 2017-3A, Class B 2.720% 4/17/23 (a)	890,000	894,636
Flagship Credit Auto Trust, Series 2017-4, Class C 2.920% 11/15/23 (a)	1,800,000	1,813,498
GLS Auto Receivables Trust, Series 2018-3A, Class A 3.350% 8/15/22 (a)	427,626	429,590
Hertz Fleet Lease Funding LP, Series 2019-1, Class D 3.440% 1/10/33 (a)	1,976,000	1,997,771
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (a)	4,120,000	4,220,601
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	1,430,000	1,440,351
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	1,420,000	1,457,781
Hertz Vehicle Financing LLC, Series 2018-3A, Class B 4.370% 7/25/24 (a)	950,000	996,656
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class C 2.820% 7/15/24 (a)	885,000	886,470

	Principal Amount	Value
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (a)	$105,621	$105,620
Oscar US Funding X LLC, Series 2019-1A, Class A4 3.270% 5/11/26 (a)	1,200,000	1,236,188

		32,567,212

Commercial MBS — 3.5%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.378% FRN 9/15/34 (a)	300,000	299,740
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, 5.513% VRN 1/12/45 (b)	172,031	172,187
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 3.278% FRN 7/15/35 (a)	1,880,000	1,880,011
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.528% FRN 7/15/35 (a)	2,600,000	2,600,803
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.728% FRN 11/15/35 (a)	2,080,989	2,086,179
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150% 4.178% FRN 12/15/37 (a)	1,335,725	1,345,732
COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035% VRN 2/10/48 (b)	797,000	836,791
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600% 3.628% FRN 5/15/36 (a)	820,000	821,036
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.825% VRN 7/10/38 (b)	217,760	219,577
GS Mortgage Securities Trust, Series 2015-GC34, Class C, 4.808% VRN 10/10/48 (b)	1,100,000	1,176,744
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000% 3.028% FRN 6/15/32 (a)	3,695,691	3,692,270

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.828% FRN 5/15/36 (a)	$739,000	$739,021
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B 3.769% 2/15/46	1,000,000	1,033,095
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D 4.057% 8/05/34 (a)	1,000,000	1,032,180
MSCG Trust, Series 2018-SELF, Class C, 1 mo. USD LIBOR + 1.180% 3.208% FRN 10/15/37 (a)	185,000	184,998
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.483% VRN 8/15/39 (b)	15,713	15,779
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (b)	224,676	225,595

		18,361,738

Home Equity ABS — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.258% FRN 10/25/34 (a)	246,913	246,366

Other ABS — 23.1%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 2.228% FRN 3/15/41 (a)	157,280	154,912
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 2.228% FRN 6/15/41 (a)	278,353	272,426
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (a)	514,938	521,097
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	1,608,187	1,649,701
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	810,217	840,847
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (a)	1,400,000	1,422,871
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150% 3.178% FRN 6/15/28 (a)	880,000	880,822
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	818,125	881,259

	Principal Amount	Value
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR, 3 mo. USD LIBOR + 1.500% 3.756% FRN 7/29/26 (a)	$500,000	$499,422
Ascentium Equipment Receivables, Series 2019-1A, Class D 3.470% 5/12/25 (a)	392,000	403,464
Ascentium Equipment Receivables Trust Series 2019-1A, Class E, 4.310% 4/12/27 (a)	320,000	329,160
Series 2018-2A, Class E, 5.180% 7/10/26 (a)	2,286,000	2,373,690
Avant Loans Funding Trust, Series 2019-A, Class A 3.480% 7/15/22 (a)	924,834	928,931
Bain Capital Credit CLO 2016-2 Ltd., Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 3.924% FRN 1/15/29 (a)	500,000	499,984
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2R, 3 mo. USD LIBOR + 1.750% 4.053% FRN 1/15/29 (a)	1,500,000	1,496,547
BlueMountain CLO 2013-1 Ltd., Series 2013-1A, Class A1R2, 3 mo. USD LIBOR + 1.230% 3.508% FRN 1/20/29 (a)	1,000,000	1,000,487
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.940% 5/25/29 (a)	315,244	318,496
Series 2019-A, Class B, 3.780% 9/26/33 (a)	823,390	842,472
CAL Funding II Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	711,000	727,765
Capital Automotive LLC, Series 2012-1A, Class A1 3.870% 4/15/47 (a)	587,962	592,354
Castlelake Aircraft Structured Trust Series 2019-1A, Class A, 3.967% 4/15/39 (a)	451,508	458,371
Series 2018-1, Class A, 4.125% 6/15/43 (a)	756,101	773,949
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	17,605	17,590
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (a)	987,935	990,607
CLI Funding VI LLC Series 2017-1A, Class A, 3.620% 5/18/42 (a)	824,204	826,520

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-1A, Class A, 3.710% 5/18/44 (a)	$785,312	$791,096
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.478% FRN 9/25/34	11,073	10,540
DB Master Finance LLC Series 2019-1A, Class A2I, 3.787% 5/20/49 (a)	630,420	651,990
Series 2019-1A, Class A2II, 4.021% 5/20/49 (a)	744,135	760,202
Denali Capital CLO X LLC, Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.050% 3.317% FRN 10/26/27 (a)	1,850,000	1,847,971
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.890% 2/20/32 (a)	1,565,865	1,569,692
Series 2016-1, Class A, 3.080% 11/20/28 (a)	566,322	568,840
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II, 3.082% 7/25/47 (a)	2,793,000	2,805,746
Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	957,875	999,731
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.153% FRN 7/15/23 (a)	53,710	53,817
Elara HGV Timeshare Issuer 2019-A LLC, Series 2019-A, Class C 3.450% 1/25/34 (a)	2,182,685	2,178,292
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.690% 3/25/30 (a)	365,797	367,083
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	146,673	145,317
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.995% FRN 4/20/31 (a)	1,250,000	1,250,915
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (a)	437,004	440,168
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 3.278% FRN 4/20/31 (a)	1,500,000	1,485,169
Gallatin CLO IX Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.050% 3.328% FRN 1/21/28 (a)	2,200,000	2,195,010
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	670,477	689,889

	Principal Amount	Value
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	$900,523	$922,945
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	706,644	748,335
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	1,496,559	1,579,193
Hero Funding Trust Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	965,955	985,917
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	222,021	223,960
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	551,935	567,684
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	182,841	189,278
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,086,973	1,148,277
Hilton Grand Vacations Trust, Series 2017-AA, Class B 2.960% 12/26/28 (a)	425,038	427,512
Hilton Grand Vacations Trust 2019-A, Series 2019-AA, Class C 2.840% 7/25/33 (a)	1,903,114	1,900,467
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A 4.458% 12/15/38 (a)	484,570	503,309
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (a)	609,642	624,462
KREF Ltd., Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 3.375% FRN 6/15/36 (a)	2,600,000	2,614,380
Lendmark Funding Trust Series 2017-2A, Class A, 2.800% 5/20/26 (a)	819,957	819,621
Series 2018-1A, Class A, 3.810% 12/21/26 (a)	930,000	940,984
Madison Park Funding Ltd., Series 2015-19A, Class A2R 4.026% 1/22/28 (a)	2,000,000	1,999,012
Madison Park Funding XXIII Ltd., Series 2017-23A, Class B, 3 mo. USD LIBOR + 1.700% 3.956% FRN 7/27/30 (a)	1,000,000	997,190
Mariner Finance Issuance Trust Series 2017-BA, Class A, 2.920% 12/20/29 (a)	3,150,000	3,154,832
Series 2018-AA, Class A, 4.200% 11/20/30 (a)	2,063,000	2,111,288
Marlette Funding Trust Series 2019-2A, Class A, 3.130% 7/16/29 (a)	601,936	606,414

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-1A, Class A, 3.440% 4/16/29 (a)	$160,775	$162,186
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	540,000	549,184
Mosaic Solar Loans LLC Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	777,613	805,326
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	180,204	188,120
MVW Owner Trust, Series 2013-1A, Class A 2.150% 4/22/30 (a)	138,358	138,080
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BR, 3 mo. USD LIBOR + 1.250% 3.553% FRN 1/15/28 (a)	750,000	739,081
New Residential Advance Receivables Trust, Series 2019-T2, Class DT2 3.060% 8/15/53 (a)	579,000	577,503
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 Series 2019-T3, Class CT3, 2.710% 10/20/52 (a)	887,000	888,857
Series 2019-T3, Class DT3, 3.055% 10/20/52 (a)	1,500,000	1,503,018
NP SPE II LLC Series 2019-1A, Class A1, 2.574% 9/20/49 (a)	577,000	577,171
Series 2017-1A, Class A1, 3.372% 10/21/47 (a)	440,429	452,628
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3 mo. USD LIBOR + 1.450% 3.753% FRN 4/17/27 (a)	2,150,000	2,149,757
OneMain Financial Issuance Trust Series 2019-2A, Class A, 3.140% 10/14/36 (a)	3,650,000	3,650,909
Series 2019-2A, Class C, 3.660% 10/14/36 (a)	1,550,000	1,550,077
Orange Lake Timeshare Trust Series 2016-A, Class B, 2.910% 3/08/29 (a)	598,483	592,537
Series 2019-A, Class D, 4.930% 4/09/38 (a)	1,886,928	1,906,033
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	336,635	338,766
Palmer Square CLO Ltd., Series 2015-1A, Class A2R2 3 mo. USD LIBOR + 1.650% 3.802% FRN 5/21/29 (a)	1,250,000	1,249,970
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A 3.967% 6/15/44 (a)	723,839	745,975

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A 5.340% 2/25/23 (a)	$670,000	$670,399
Riserva Clo Ltd., Series 2016-3A, Class BR, 3 mo. USD LIBOR + 1.700% 4.000% FRN 10/18/28 (a)	250,000	249,401
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090% 3.393% FRN 1/15/30 (a)	1,250,000	1,243,284
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (a)	1,030,000	1,072,437
Securitized Equipment Receivable 3.760% 10/11/24	890,000	891,176
4.200% 10/11/24	845,000	847,812
Sierra Receivables Funding LLC Series 2015-3A, Class A, 2.580% 9/20/32 (a)	116,083	116,085
Series 2016-3A, Class B, 2.630% 10/20/33 (a)	659,506	659,055
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	1,075,075	1,082,221
Series 2015-1A, Class B, 3.050% 3/22/32 (a)	555,820	556,002
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	43,531	43,734
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	257,151	259,401
Series 2018-1A, Class B, 4.236% 4/20/35	1,612,247	1,647,333
Series 2019-2A, Class D, 4.540% 5/20/36 (a)	1,062,584	1,071,307
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	978,074	1,000,543
SoFi Consumer Loan Program LLC, Series 2018-3, Class A1 3.200% 8/25/27 (a)	255,687	256,301
SoFi Consumer Loan Program Trust, Series 2019-3, Class D 3.890% 5/25/28 (a)	2,981,000	3,039,297
Store Master Funding I-VII, Series 2018-1A, Class A3 4.400% 10/20/48 (a)	1,244,271	1,322,867
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800% 2.818% FRN 11/25/35 (a)	1,300,000	1,269,079
Taco Bell Funding LLC, Series 2018-1A, Class A2I 4.318% 11/25/48 (a)	2,302,600	2,381,978

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TAL Advantage V LLC, Series 2014-2A, Class A2 3.330% 5/20/39 (a)	$699,111	$706,587
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42 (a)	953,022	982,453
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (a)	1,495,562	1,495,598
Trafigura Securitisation Finance PLC Series 2018-1A, Class A1, 1 mo. USD LIBOR + .730% 2.758% FRN 3/15/22 (a)	1,340,000	1,336,028
Series 2017-1A, Class B, 4.184% 12/15/20 (a)	670,000	670,759
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	1,870,000	1,914,012
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070% 3.348% FRN 10/20/28 (a)	1,100,000	1,101,503
Trinity Rail Leasing LP Series 2018-1A, Class A1, 3.820% 6/17/48 (a)	1,312,236	1,323,202
Series 2019-1A, Class A, 3.820% 4/17/49 (a)	1,634,570	1,697,308
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	265,536	265,658
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	2,246,612	2,366,673
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	2,004,865	1,997,779
Triton Container Finance VI LLC, Series 2018-2A, Class A 4.190% 6/22/43 (a)	1,295,000	1,337,862
VSE VOI Mortgage LLC Series 2016-A, Class B, 2.740% 7/20/33 (a)	541,014	541,534
Series 2018-A, Class C, 4.020% 2/20/36 (a)	584,033	602,268
Welk Resorts LLC Series 2015-AA, Class A, 2.790% 6/16/31 (a)	139,680	138,708
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	924,797	919,135
Westgate Resorts LLC, Series 2015-2A, Class A 3.200% 7/20/28 (a)	156,131	155,918

	Principal Amount	Value
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	$677,076	$704,994

		120,283,141

Student Loans ABS — 13.6%
Academic Loan Funding Trust, Series 2013-1A, Class A 2.945% 12/26/44 (a)	192,683	192,577
Access Group, Series 2003-A, Class A3 3.260% 7/01/38	84,995	84,028
Access Group, Inc. Series 2015-1, Class A, 2.845% 7/25/56 (a)	611,959	605,852
Series 2015-1, Class B, 3.645% 7/25/58 (a)	530,000	498,139
College Avenue Student Loans LLC Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 12/26/47 (a)	1,460,536	1,443,874
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,038,000	1,053,829
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.793% FRN 1/15/37	566,838	529,686
Commonbond Student Loan Trust Series 2016-B, Class A1, 2.730% 10/25/40 (a)	347,139	350,314
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	648,592	661,056
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	525,096	535,058
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	406,399	412,535
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	333,798	347,649
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (a)	214,667	209,301
Earnest Student Loan Program LLC Series 2016-C, Class A2, 2.680% 7/25/35 (a)	706,569	709,253
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.068% FRN 2/26/35 (a)	288,249	291,484
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 9/25/68 (a)	2,128,359	2,126,467
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.218% FRN 12/27/66 (a)	2,006,450	2,026,678

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-1A, Class A, 3.240% 2/27/68 (a)	$1,772,995	$1,761,099
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (a)	1,720,114	1,713,245
ELFI Graduate Loan Program LLC Series 2018-A, Class A1, 1 mo. USD LIBOR + .750% 2.768% FRN 8/25/42 (a)	909,983	907,204
Series 2018-A, Class B, 4.000% 8/25/42 (a)	630,000	653,442
Laurel Road Prime Student Loan Trust Series 2017-C, Class B, 2.950% 11/25/42 (a)	590,148	595,761
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	633,704	639,028
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	774,452	793,193
Laurel Road Prime Student Loan Trust 2019-A, Series 2019-A, Class BFX 3.000% 10/25/48 (a)	650,000	655,710
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420% 1/15/43 (a)	570,000	592,154
Navient Student Loan Trust Series 2018-2A, Class A3, 1 mo. USD LIBOR + .750% 2.768% FRN 3/25/67 (a)	1,830,000	1,829,404
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.818% FRN 3/25/67 (a)	2,500,000	2,489,259
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 3.018% FRN 2/27/68 (a)	919,000	927,054
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 3.168% FRN 7/26/66 (a)	1,800,000	1,826,446
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	312,385	315,936
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.768% FRN 12/26/40 (a)	260,862	259,581
Nelnet Student Loan Trust Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.648% FRN 1/25/37 (a)	417,763	414,737
Series 2012-1A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 12/27/39 (a)	1,410,626	1,409,480
Series 2018-3A, Class A3, 3.240% 9/27/66 (a)	1,950,000	1,936,643

	Principal Amount	Value
Series 2007-2A, Class A4A2, 28 day ARS 3.366% FRN 6/25/35 (a)	$2,800,000	$2,783,266
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/54 (a)	395,000	387,901
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 3.595% FRN 2/25/67 (a)	1,000,000	988,432
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800% 3.076% FRN 7/25/25	180,346	180,858
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 2.968% FRN 11/25/65 (a)	1,115,545	1,118,352
SLC Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .250% 2.369% FRN 6/15/55	1,388,667	1,290,316
SLM Student Loan Trust Series 2006-2, Class R, 0.000% 1/25/41	3,391	1,661,721
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.476% FRN 1/27/42	3,281,424	3,015,933
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 3/25/44	2,178,924	2,049,140
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.566% FRN 1/25/44	1,414,583	1,321,634
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.576% FRN 7/25/25	415,144	414,507
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.576% FRN 1/25/41	1,035,488	968,458
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.586% FRN 1/25/55	508,184	474,694
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.769% FRN 12/15/38	401,610	382,440
Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550% 2.826% FRN 10/25/64 (a)	2,300,000	2,261,815
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 2.876% FRN 1/25/41	1,720,243	1,696,866
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	100,000	100,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SMB Private Education Loan Trust Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 2.778% FRN 11/15/35 (a)	$1,200,000	$1,194,005
Series 2018-A, Class A2B, 1 mo. USD LIBOR + .800% 2.828% FRN 2/15/36 (a)	900,000	899,161
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.898% FRN 7/15/36 (a)	1,211,000	1,206,163
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 3.028% FRN 6/15/37 (a)	3,400,000	3,404,195
Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 3.478% FRN 2/17/32 (a)	317,687	321,167
Series 2015-C, Class A3, 1 mo. USD LIBOR + 1.950% 3.978% FRN 8/16/32 (a)	1,350,000	1,380,055
SoFi Alternative Trust, Series 2019-C, Class PT, 4.683% VRN 1/25/45 (a) (b)	3,345,407	3,475,768
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (a)	500	437,500
Series 2018-A, Class R1, 0.000% 2/25/42	1,928,100	1,508,545
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	2,333,800	1,266,553
Series 2018-B, Class R1, 0.000% 8/26/47 (a)	1,727,800	1,031,805
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	2,069,700	714,047
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	3,162,200	948,660
Series 2016-C, Class A2B, 2.360% 12/27/32 (a)	200,213	200,587

		70,881,700

WL Collateral CMO — 7.3%
Angel Oak Mortgage Trust, Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (b)	2,833,134	2,856,797
Angel Oak Mortgage Trust LLC, Series 2017-3, Class M1, 3.900% VRN 11/25/47 (a) (b)	650,000	657,706
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.639% VRN 8/25/34 (b)	31,220	30,877
CIM Trust 2019-INV3, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000% 2.994% FRN 8/25/49 (a)	4,800,000	4,792,962

	Principal Amount	Value
Citigroup Mortgage Loan Trust 2019-IMC1 Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (b)	$1,430,510	$1,428,954
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (b)	1,798,000	1,788,870
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	4,951	4,768
Series 2004-2, Class 1A1, 4.612% VRN 2/25/34 (b)	23,071	21,737
Deephaven Residential Mortgage Trust Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	720,650	721,782
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (b)	1,446,670	1,471,624
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (b)	414,340	424,368
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	1,528,929	1,564,395
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.308% VRN 8/25/34 (b)	7,409	7,393
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.086% VRN 8/25/34 (b)	51,319	49,927
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	844,436	857,431
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	1,404,341	1,421,569
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (b)	1,122,627	1,135,478
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	1,295,596	1,317,197
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (b)	2,473	2,391
Series 2004-A1, Class IIA2, 4.448% VRN 2/25/34 (b)	95,118	94,885
Series 2003-A4, Class IA, 4.764% VRN 7/25/33 (b)	2,560	2,493
New Residential Mortgage Loan Trust Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (b)	687,467	714,476
Series 2019-NQM2, Class A3, 3.752% 4/25/49 (a)	916,688	934,182
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	1,816,415	1,872,306
PSMC Trust Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	1,359,526	1,378,061

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (b)	$1,369,412	$1,394,072
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (b)	924,272	923,981
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	1,580,900	1,607,177
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (b)	1,157,855	1,175,503
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	865,853	885,928
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	1,696,390	1,728,308
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	1,035,714	1,059,037
Series 2018-7, Class A4, 4.000% VRN 9/25/48 (a) (b)	551,144	563,840
Series 2019-1, Class A4, 4.000% VRN 2/25/49 (a) (b)	291,225	296,791
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.266% VRN 3/25/34 (b)	26,209	25,612
TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A4, 3.500% VRN 7/25/48 (a) (b)	688,238	699,362
Verus Securitization Trust 2019-INV2, Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	1,805,550	1,798,715
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.846% FRN 4/25/44	67,438	66,606

		37,777,561

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $280,323,785)		282,494,323

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.2%
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. Series 4720, Class A 3.000% 3/15/41	804,389	808,837
Federal National Mortgage Association Series 2015-80, Class CA 3.000% 4/25/40	1,349,453	1,360,241

	Principal Amount	Value
Government National Mortgage Association (b) Series 2014-131, Class BW 4.098% 5/20/41	$308,114	$327,718

		2,496,796

Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.227% 4.853% 3/01/37	184,858	194,625
Federal National Mortgage Association Pool #725692 1 year CMT + 2.137% 4.473% FRN 10/01/33	43,343	45,633
Pool #775539 12 mo. USD LIBOR + 1.636% 4.511% FRN 5/01/34	33,451	35,004
Pool #888586 1 year CMT + 2.197% 4.548% FRN 10/01/34	108,607	114,345
Pool #844564 5.500% 12/01/20	12,873	13,036
Government National Mortgage Association Pool #507545 7.500% 8/15/29	26,138	30,125

		432,768

Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class M2 4.350% 7/25/49 (a)	398,000	397,999
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2018-C03, Class 1M1, 1 mo. USD LIBOR + .680% 2.698% FRN 10/25/30	781,586	781,202
Series 2018-C05, Class 1M1, 1 mo. USD LIBOR + .720% 2.738% FRN 1/25/31	867,879	867,712
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 4.168% FRN 9/25/31 (a)	143,000	143,664
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 4.318% FRN 8/25/31 (a)	1,000,000	1,006,474

		3,197,051

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $6,117,490)		6,126,615

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bonds & Notes — 0.3%
U.S. Treasury Note 8.000% 11/15/21 (c)	$1,720,000	$1,944,675

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,962,681)		1,944,675

TOTAL BONDS & NOTES (Cost $493,085,339)		498,672,983

TOTAL PURCHASED OPTIONS (#) — 0.8% (Cost $4,334,731)		4,189,081

TOTAL LONG-TERM INVESTMENTS (Cost $497,420,070)		502,862,064

SHORT-TERM INVESTMENTS — 4.9%
Commercial Paper — 4.9%
BAT International Finance PLC 2.350% 11/08/19 (a)	5,000,000	4,987,672
Ei Dupont 2.291% 12/04/19 (a)	5,000,000	4,979,480
FMC Tech, Inc. 2.393% 11/21/19 (a)	1,000,000	996,699
General Electric Co. 2.278% 1/02/20	4,000,000	3,976,051
Marriott Internation 2.346% 12/23/19 (a)	5,000,000	4,973,283
Vodafone Group PLC 2.273% 12/03/19 (a)	500,000	498,000
VW Credit, Inc. 2.297% 1/14/20 (a)	5,000,000	4,966,124

		25,377,309

TOTAL SHORT-TERM INVESTMENTS (Cost $25,380,158)		25,377,309

TOTAL INVESTMENTS — 101.5% (Cost $522,800,228) (d)		528,239,373

Other Assets/(Liabilities) — (1.5)%		(7,742,408)

NET ASSETS — 100.0%		$520,496,965

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $321,831,442 or 61.83% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD 8,330,000	$775,252	$416,436	$358,816

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD 9,300,000	949,777	446,400	503,377

								1,725,029	862,836	862,193

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 33,920,000	$1,232,241	$1,695,763	$(463,522)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 37,080,000	1,231,811	1,776,132	(544,321)

								2,464,052	3,471,895	(1,007,843)

								$4,189,081	$4,334,731	$(145,650)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/19/19	380	$49,947,474	$(428,724)

Short
90 Day Eurodollar	12/16/19	7	$(1,703,514)	$(12,186)
U.S. Treasury Ultra 10 Year	12/19/19	214	(30,823,679)	348,741
U.S. Treasury Note 2 Year	12/31/19	367	(79,325,410)	236,910
U.S. Treasury Note 5 Year	12/31/19	1,374	(164,475,051)	765,097
90 Day Eurodollar	3/16/20	5	(1,217,733)	(11,392)
90 Day Eurodollar	6/15/20	5	(1,218,453)	(12,110)
90 Day Eurodollar	9/14/20	5	(1,218,984)	(12,579)
90 Day Eurodollar	12/14/20	5	(1,218,921)	(12,642)
90 Day Eurodollar	3/15/21	4	(975,487)	(10,563)
90 Day Eurodollar	9/13/21	8	(1,951,273)	(21,327)
90 Day Eurodollar	3/14/22	7	(1,706,839)	(19,011)
90 Day Eurodollar	9/19/22	6	(1,462,405)	(16,445)
90 Day Eurodollar	3/13/23	5	(1,217,921)	(14,079)
90 Day Eurodollar	12/18/23	7	(1,703,515)	(20,323)
90 Day Eurodollar	12/16/24	19	(4,618,125)	(56,588)

				$1,131,503

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	81.6%
Cayman Islands	6.0%
Ireland	1.6%
Netherlands	1.5%
United Kingdom	1.2%
Bermuda	1.1%
Japan	0.9%
Luxembourg	0.7%
Canada	0.6%
Switzerland	0.5%
Sweden	0.4%
Spain	0.3%
Australia	0.2%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2019

	Principal Amount	Value
BONDS & NOTES — 82.6%

CORPORATE DEBT — 0.3%
Health Care – Products — 0.3%
Becton Dickinson and Co. 3 mo. USD LIBOR + .875% 2.979% FRN 12/29/20	$1,020,000	$1,020,341

TOTAL CORPORATE DEBT (Cost $1,023,168)		1,020,341

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.7%
Automobile ABS — 2.1%
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class C, 4.530% 3/20/23 (a)	322,000	327,114
Series 2016-1A, Class C, 4.940% 6/20/22 (a)	1,150,000	1,173,002
Exeter Automobile Receivables Trust 2019-3, Series 2019-3A, Class A 2.590% 9/15/22 (a)	773,533	774,578
Hertz Vehicle Financing II LP Series 2016-4A, Class B, 3.290% 7/25/22 (a)	2,000,000	2,015,422
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	530,000	533,836
Series 2019-1A, Class B, 4.100% 3/25/23 (a)	2,000,000	2,057,926

		6,881,878

Commercial MBS — 1.5%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.528% FRN 7/15/35 (a)	1,150,000	1,150,355
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.728% FRN 11/15/35 (a)	1,625,527	1,629,581
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750% 3.778% FRN 12/15/37 (a)	250,836	252,086
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.825% VRN 7/10/38 (b)	132,627	133,734
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000% 3.028% FRN 6/15/32 (a)	1,007,916	1,006,983

	Principal Amount	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.828% FRN 5/15/36 (a)	$389,000	$389,011
VMC Finance LLC, Series 2018-FL1, Class A, 1 mo. USD LIBOR + .820% 2.845% FRN 3/15/35 (a)	323,627	324,030

		4,885,780

Other ABS — 11.3%
321 Henderson Receivables I LLC Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 2.228% FRN 6/15/41 (a)	1,078,479	1,055,516
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 2.228% FRN 3/15/42 (a)	485,780	468,372
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 2.228% FRN 9/15/41 (a)	117,292	114,769
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (a)	304,282	307,921
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	1,367,883	1,403,194
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + .850% 3.153% FRN 1/15/28 (a)	1,450,000	1,447,216
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-R10, Series 2005-R10, Class M1, 1 mo. USD LIBOR + .410% 2.428% FRN 1/25/36	2,813,406	2,808,095
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150% 3.178% FRN 6/15/28 (a)	920,000	920,860
Avant Loans Funding Trust 2019-B, Series 2019-B, Class A 2.720% 10/15/26 (a)	2,543,000	2,544,638
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100% 3.376% FRN 4/25/26 (a)	786,701	786,815
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	18,738	18,722
CIFC Funding II Ltd., Series 2015-2A, Class AR, 3 mo. USD LIBOR + .780% 3.083% FRN 4/15/27 (a)	1,436,712	1,433,259

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class M1, 1 mo. USD LIBOR + ..290% 2.308% FRN 10/25/36	$2,449,455	$2,440,636
CLI Funding V LLC, Series 2013-1A 2.830% 3/18/28 (a)	1,164,900	1,167,552
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.478% FRN 9/25/34	6,807	6,479
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.153% FRN 7/15/23 (a)	45,850	45,942
KREF Ltd. Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 3.375% FRN 6/15/36 (a)	1,520,000	1,528,406
Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550% 4.575% FRN 6/15/36 (a)	2,110,000	2,129,395
LCM Ltd., 3 mo. USD LIBOR + 1.240% 3.543% FRN 7/15/27 (a)	1,200,000	1,200,001
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (a)	410,000	414,843
Mariner Finance Issuance Trust, Series 2017-BA, Class A 2.920% 12/20/29 (a)	2,200,000	2,203,375
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + .800% 3.103% FRN 1/15/28 (a)	1,500,000	1,498,464
NP SPE II LLC, Series 2019-1A, Class A1 2.574% 9/20/49 (a)	367,000	367,108
OCP CLO Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + .820% 3.087% FRN 10/26/27 (a)	1,450,000	1,448,253
Orange Lake Timeshare Trust, Series 2016-A, Class A 2.610% 3/08/29 (a)	181,024	182,126
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	192,363	193,580
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A 4.868% 2/25/23 (a)	270,000	270,161
Securitized Equipment Receivable 3.760% 10/11/24	350,000	350,462
4.200% 10/11/24	370,000	371,231

	Principal Amount	Value
Sierra Receivables Funding LLC Series 2015-1A, Class B, 3.050% 3/22/32 (a)	$228,562	$228,636
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	889,158	913,973
Series 2018-1A, Class B, 4.236% 4/20/35	877,252	896,343
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	570,543	583,650
Textainer Marine Containers VII Ltd., Series 2018-1A, Class A 4.110% 7/20/43 (a)	732,800	741,344
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1, 3.130% 12/15/20 (a)	2,600,000	2,602,348
Series 2018-1A, Class A2, 3.730% 3/15/22 (a)	1,000,000	1,019,170
Series 2017-1A, Class B, 4.184% 12/15/20 (a)	300,000	300,340

		36,413,195

Student Loans ABS — 10.2%
Academic Loan Funding Trust, Series 2013-1A, Class A 3.752% 12/26/44 (a)	1,380,892	1,380,137
Access Group, Inc., Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 2.729% FRN 9/22/37	405,674	389,387
Brazos Higher Education Authority, Inc. 3.537% 6/25/42	1,050,000	1,031,748
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.793% FRN 1/15/37	362,776	338,999
Commonbond Student Loan Trust, Series 2018-CGS, Class C 4.350% 2/25/46 (a)	203,199	206,268
DRB Prime Student Loan Trust, Series 2015-B, Class A3 2.540% 4/27/26 (a)	8,324	8,305
ECMC Group Student Loan Trust Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.218% FRN 12/27/66 (a)	1,003,225	1,013,339
Series 2018-1A, Class A, 3.240% 2/27/68 (a)	2,031,557	2,017,926
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.368% FRN 7/26/66 (a)	1,485,729	1,496,442
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME -1.150% 4.350% FRN 12/01/47 (a)	537,536	535,389

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Edsouth Indenture, No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 12/25/58 (a)	$750,000	$757,257
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700% 2.832% FRN 8/25/48 (a)	241,870	242,679
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350% 2.606% FRN 6/28/39 (a)	329,891	312,723
Navient Student Loan Trust Series 2017-5A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 7/26/66 (a)	2,402,232	2,393,139
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 3.018% FRN 2/27/68 (a)	2,758,000	2,782,170
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.268% FRN 6/25/65 (a)	1,668,471	1,685,303
Series 2019-3A, Class B, 1 mo. USD LIBOR + 1.550% 3.607% FRN 7/25/68 (a)	2,550,000	2,550,043
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.768% FRN 12/26/40 (a)	229,970	228,841
Nelnet Student Loan Trust Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 2.329% FRN 3/23/37	542,216	521,385
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.356% FRN 6/25/41	281,632	260,865
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.476% FRN 1/25/38	482,013	461,625
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 2.626% FRN 10/25/40	749,793	708,856
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/41 (a)	295,000	293,486
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800% 3.076% FRN 7/25/25	1,780,918	1,785,972
SLC Student Loan Trust Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 2.349% FRN 12/15/39	356,942	333,436

	Principal Amount	Value
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 2.399% FRN 3/15/40	$1,184,607	$1,099,933
SLM Student Loan Trust Series 2002-7, Class A11, 28 day ARS 1.836% FRN 3/15/28	100,000	100,000
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.476% FRN 1/25/70	230,230	214,194
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.486% FRN 10/25/40	286,270	266,701
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 1/25/41	335,332	313,443
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 3/25/44	576,851	542,492
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.586% FRN 1/25/55	304,910	284,817
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.746% FRN 10/25/64	236,205	223,598
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.769% FRN 12/15/38	273,825	260,755
Series 2003-2, Class A7, 28 day ARS 3.237% FRN 9/15/28	900,000	900,000
Series 2003-5, Class A9, 28 day ARS 3.434% FRN 6/15/30	600,000	600,000
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	500,000	500,000
SMB Private Education Loan Trust, Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.898% FRN 7/15/36 (a)	1,740,000	1,733,050
SoFi Alternative Trust, Series 2019-C, Class PT, 4.683% VRN 1/25/45 (a) (b)	1,939,366	2,014,938
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 3/25/33 (a)	57,481	57,579

		32,847,220

WL Collateral CMO — 4.6%
Angel Oak Mortgage Trust, Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (b)	1,218,248	1,228,423

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BRAVO Residential Funding Trust 2019-NQM1, Series 2019-NQM1, Class A1, 2.666% VRN 7/25/59 (a) (b)	$1,149,458	$1,144,242
CIM Trust 2019-INV3, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000% 2.994% FRN 8/25/49 (a)	4,200,000	4,193,841
Citigroup Mortgage Loan Trust 2019-IMC1, Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (b)	1,276,042	1,274,654
Deephaven Residential Mortgage Trust, Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	1,639,122	1,677,144
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	383,835	389,741
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	569,877	576,869
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	547,543	556,673
New Residential Mortgage Loan Trust Series 2019-NQM2, Class A3, 3.752% 4/25/49 (a)	510,726	520,473
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	1,159,414	1,195,089
PSMC Trust, Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	517,915	524,975
Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	474,270	482,153
Verus Securitization Trust 2019-INV2, Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	878,376	875,051

		14,639,328

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $94,213,283)		95,667,401

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.2%
Whole Loans — 0.2%
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2018-C06, Class 1M1, 1 mo. USD LIBOR + .550% 2.568% FRN 3/25/31	586,908	586,511

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $586,736)		586,511

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 52.4%
U.S. Treasury Bonds & Notes — 52.4%
U.S. Treasury Inflation Index 0.125% 1/15/23	$12,665,429	$12,555,003
0.125% 7/15/24	11,836,658	11,821,814
0.125% 7/15/26	9,921,866	9,890,170
0.250% 1/15/25	11,942,060	11,966,032
0.250% 7/15/29	2,056,109	2,071,813
0.375% 7/15/25 (c)	9,520,368	9,639,790
0.375% 7/15/27	10,199,580	10,352,477
0.500% 4/15/24	8,875,419	8,981,647
0.500% 1/15/28	10,140,975	10,365,745
0.625% 4/15/23	11,743,732	11,836,216
0.625% 2/15/43	4,831,847	4,923,232
0.750% 7/15/28	9,474,589	9,940,227
0.750% 2/15/45	8,269,305	8,631,424
0.875% 1/15/29	9,931,987	10,533,289
0.875% 2/15/47	743,974	802,387
1.000% 2/15/48	4,780,592	5,326,475
1.000% 2/15/49	5,561,740	6,241,338
1.375% 2/15/44	2,262,185	2,693,972
1.750% 1/15/28	1,469,568	1,649,468
2.000% 1/15/26	1,641,627	1,820,443
2.125% 2/15/41	3,409,181	4,551,410
2.375% 1/15/25	4,205,706	4,678,135
2.375% 1/15/27	2,391,736	2,760,084
3.375% 4/15/32	758,830	1,045,810
3.625% 4/15/28	1,110,361	1,422,858
3.875% 4/15/29	1,685,480	2,257,343

		168,758,602

TOTAL U.S. TREASURY OBLIGATIONS (Cost $163,332,377)		168,758,602

TOTAL BONDS & NOTES (Cost $259,155,564)		266,032,855

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $1,343,417)		1,291,226

TOTAL LONG-TERM INVESTMENTS (Cost $260,498,981)		267,324,081

SHORT-TERM INVESTMENTS — 17.9%
Commercial Paper — 17.7%
American Electric Power Co., Inc. 2.296% 10/25/19	3,100,000	3,095,134
CRH America Finance, Inc. 2.311% 11/26/19	4,000,000	3,985,509

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enbridge (US), Inc. 2.325% 12/11/19	$1,700,000	$1,692,214
2.375% 10/07/19	300,000	299,863
Equifax, Inc. 2.308% 10/08/19	2,600,000	2,598,649
Experian Finance PLC 2.342% 11/22/19	1,300,000	1,295,487
FMC Tech, Inc. 2.362% 10/30/19	4,000,000	3,992,433
Fortive Corp. 2.387% 10/16/19	4,000,000	3,995,984
Harley-Davidson, Inc. 2.439% 10/23/19	4,000,000	3,994,235
Marriott Internation 2.430% 10/30/19	3,800,000	3,792,812
Mckesson Corp. 2.589% 10/09/19	4,000,000	3,997,673
Mondelez Intl, Inc. 2.796% 10/22/19	4,000,000	3,994,490
OGE Energy Corp. 2.294% 10/15/19	4,000,000	3,996,233
Public Service Enterprise Group, Inc. 2.541% 10/21/19	4,000,000	3,994,745
The Clorox Company 2.337% 10/23/19	2,300,000	2,296,685
Transcanada Pipelines Ltd. 2.263% 12/04/19	2,000,000	1,991,731
Volkswagen Credit, Inc. 2.421% 1/17/20	4,000,000	3,972,108
Walgreens Boots 2.360% 3/31/20	4,000,000	3,953,396

		56,939,381

Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	678,944	678,944

TOTAL SHORT-TERM INVESTMENTS (Cost $57,618,514)		57,618,325

TOTAL INVESTMENTS — 100.9% (Cost $318,117,495) (e)		324,942,406

Other Assets/(Liabilities) — (0.9)%		(2,894,664)

NET ASSETS — 100.0%		$322,047,742

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $77,522,215 or 24.07% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(c)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(d)

Maturity value of $678,962. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $696,078.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi- Annually	USD 3,485,000	$324,340	$174,223	$150,117

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi- Annually	USD 1,925,000	196,594	92,400	104,194

								520,934	266,623	254,311

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 14,190,000	$515,492	$709,401	$(193,909)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 7,670,000	254,800	367,393	(112,593)

								770,292	1,076,794	(306,502)

								$1,291,226	$1,343,417	$(52,191)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/19/19	56	$9,189,861	$(100,361)
U.S. Treasury Note 2 Year	12/31/19	38	8,173,992	15,008

				$(85,353)

Short
U.S. Treasury Ultra 10 Year	12/19/19	26	$(3,649,261)	$(53,302)
U.S. Treasury Ultra Bond	12/19/19	23	(4,472,295)	58,451
U.S. Treasury Note 5 Year	12/31/19	30	(3,558,032)	(16,421)

				$(11,272)

Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

3-Month USD LIBOR BBA	Quarterly	2.775%	Semi-Annually	7/02/20	USD	12,300,000	$79,050	$—	$79,050

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps
Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)

2.325%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	10/02/21	USD	2,000,000	$(45,891)	$—	$(45,891)

1.740%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/02/22	USD	12,000,000	(85,642)	—	(85,642)

1.790%	Maturity	U.S. Consumer Price Index	Maturity	BNP Paribas SA*	1/22/22	USD	4,400,000	(32,232)	—	(32,232)

1.823%	Maturity	U.S. Consumer Price Index	Maturity	BNP Paribas SA*	2/04/22	USD	5,500,000	(40,017)	—	(40,017)

								$(203,782)	$—	$(203,782)

OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Rate/ Reference	Notional	Rate/ Reference	No. of Contracts	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received/ (Paid)	Unrealized Appreciation (Depreciation)

2.21%	USD 25,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	79,532	Maturity	Barclays Bank PLC*	1/31/20	$92,973	$313	$92,660

2.41%	USD 6,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	19,302	Maturity	BNP Paribas SA*	10/31/19	89,935	—	89,935

2.33	USD 6,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	19,321	Maturity	BNP Paribas SA*	11/29/19	96,046	—	96,046

2.33%	USD 9,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	28,872	Maturity	BNP Paribas SA*	11/29/19	109,244	—	109,244

2.26%	USD 2,042,128	Bloomberg Barclays US Treasury Inflation Notes TR Index	6,487	Maturity	BNP Paribas SA*	11/29/19	4,494	—	4,494

2.24%	USD 3,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	9,453	Maturity	BNP Paribas SA*	11/29/19	(17,558)	—	(17,558)

2.27%	USD 15,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	47,452	Maturity	BNP Paribas SA*	11/29/19	(28,674)	—	(28,674)

2.22%	USD 25,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	79,532	Maturity	Goldman Sachs International*	1/31/20	92,973	—	92,973

2.19%	USD 15,000,000	Bloomberg Barclays US Treasury Inflation Notes TR Index	47,211	Maturity	Morgan Stanley & Co. LLC*	11/29/19	(104,698)	—	(104,698)

							$334,735	$313	$334,422

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Collateral for swap agreements held by Credit Suisse International amounted to $52,681 in securities at September 30, 2019. Collateral for swap agreements held by Bank of America N.A. and Credit Suisse International amounted to $170,000 and $10,000 in cash, respectively, at September 30, 2019. Collateral for swap agreements pledged by BNP Paribas S.A. amounted to $140,000 in cash at September 30, 2019.

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN 1/15/53	130,000	$3,451,500

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,451,500

TOTAL EQUITIES (Cost $3,250,000)		3,451,500

	Principal Amount
BONDS & NOTES — 99.1%

CORPORATE DEBT — 34.6%
Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	$465,000	639,111

Agriculture — 0.7%
BAT Capital Corp. 4.758% 9/06/49	805,000	790,393
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,383,000	1,382,994
4.350% 3/15/24	2,120,000	2,233,059
Imperial Brands Finance PLC 3.500% 7/26/26 (a)	1,675,000	1,674,954
3.875% 7/26/29 (a)	1,842,000	1,855,469
Reynolds American, Inc. 4.450% 6/12/25	1,320,000	1,407,846
5.850% 8/15/45	1,025,000	1,134,240

		10,478,955

Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	191,269	196,280
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	1,376,684	1,448,960
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	500,763	521,988

		2,167,228

Auto Manufacturers — 1.5%
Ford Motor Co. 5.291% 12/08/46	500,000	461,943

	Principal Amount	Value
Ford Motor Credit Co. LLC 3.336% 3/18/21	$3,275,000	$3,290,297
4.140% 2/15/23	3,705,000	3,761,800
4.375% 8/06/23	1,154,000	1,178,923
5.085% 1/07/21	1,163,000	1,192,663
General Motors Co. 4.200% 10/01/27	1,290,000	1,314,532
5.150% 4/01/38	785,000	792,574
General Motors Financial Co., Inc. 3.500% 11/07/24	4,340,000	4,389,130
4.150% 6/19/23	3,064,000	3,184,478
4.200% 11/06/21	1,466,000	1,512,407

		21,078,747

Banks — 5.5%
Associated Banc-Corp. 4.250% 1/15/25	2,580,000	2,730,026
Bank of America Corp. 4.183% 11/25/27	2,580,000	2,785,151
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,125,000	1,285,301
6.110% 1/29/37	1,275,000	1,669,928
7.750% 5/14/38	1,055,000	1,607,989
Bank of Montreal 5 year USD Swap + 1.432% 3.803% VRN 12/15/32	2,860,000	2,966,192
The Bank of Nova Scotia 4.500% 12/16/25	1,885,000	2,050,376
3 mo. USD LIBOR + 2.648% 4.650% VRN 12/31/99 (b)	3,550,000	3,524,262
Barclays Bank PLC 10.179% 6/12/21 (a)	5,444,000	6,088,768
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.548% FRN 5/16/24	2,290,000	2,278,451
4.337% 1/10/28	1,600,000	1,681,187
BPCE SA 4.625% 7/11/24 (a)	1,600,000	1,705,074
Citigroup, Inc. 3.875% 3/26/25	1,846,000	1,942,517
8.125% 7/15/39	225,000	368,886
Credit Suisse AG 6.500% 8/08/23 (a)	3,806,000	4,234,175
Deutsche Bank AG 3.150% 1/22/21	2,050,000	2,048,575
Discover Bank 5 year USD Swap + 1.730% 4.682% VRN 8/09/28	3,275,000	3,423,996
First Republic Bank 4.375% 8/01/46	4,530,000	5,031,415
Fulton Financial Corp. 3.600% 3/16/22	1,485,000	1,506,687

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 4.250% 10/21/25	$375,000	$401,288
5.950% 1/15/27	1,333,000	1,584,439
6.250% 2/01/41	440,000	607,523
6.750% 10/01/37	1,065,000	1,437,627
HSBC Holdings PLC 4.250% 3/14/24	1,800,000	1,893,967
3 mo. USD LIBOR + 1.535% 4.583% VRN 6/19/29	1,495,000	1,655,821
ING Groep NV 3.550% 4/09/24	1,465,000	1,530,484
4.100% 10/02/23	3,145,000	3,338,427
JP Morgan Chase & Co. 5.600% 7/15/41	1,225,000	1,663,326
Morgan Stanley 4.350% 9/08/26	3,925,000	4,250,482
5.000% 11/24/25	1,250,000	1,400,737
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	3,325,000	3,369,256
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (a)	2,955,000	2,955,000
Valley National Bancorp 5.125% 9/27/23	1,710,000	1,825,991
Wells Fargo & Co. 5.375% 11/02/43	851,000	1,067,614
5.606% 1/15/44	620,000	802,431

		78,713,369

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	4,975,000	5,936,304
Molson Coors Brewing Co. 4.200% 7/15/46	1,689,000	1,706,772
5.000% 5/01/42	350,000	386,552

		8,029,628

Biotechnology — 0.2%
Celgene Corp. 3.450% 11/15/27	1,300,000	1,377,352
4.350% 11/15/47	1,150,000	1,333,088

		2,710,440

Building Materials — 0.2%
Standard Industries, Inc. 5.375% 11/15/24 (a)	1,612,000	1,660,360
5.500% 2/15/23 (a)	1,207,000	1,231,140

		2,891,500

Chemicals — 1.1%
Ashland, Inc. 6.875% 5/15/43	406,000	464,870
CF Industries, Inc. 3.400% 12/01/21 (a)	1,300,000	1,322,593

	Principal Amount	Value
DuPont de Nemours, Inc. 5.319% 11/15/38	$2,075,000	$2,532,676
Huntsman International LLC 5.125% 11/15/22	1,137,000	1,212,223
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	1,130,000	1,137,157
The Sherwin-Williams Co. 4.500% 6/01/47	685,000	767,625
Syngenta Finance NV 3.698% 4/24/20 (a)	2,040,000	2,046,779
4.441% 4/24/23 (a)	2,400,000	2,508,034
Yara International ASA 4.750% 6/01/28 (a)	3,932,000	4,283,813

		16,275,770

Commercial Services — 0.0%
ERAC USA Finance LLC 6.700% 6/01/34 (a)	355,000	484,697

Computers — 0.4%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (a)	3,164,000	3,558,167
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	2,295,000	2,329,777

		5,887,944

Diversified Financial Services — 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.875% 1/23/28	4,325,000	4,465,260
Aircastle Ltd. 4.400% 9/25/23	3,835,000	4,034,118
5.000% 4/01/23	1,950,000	2,088,271
Antares Holdings LP 6.000% 8/15/23 (a)	3,935,000	4,076,643
Ares Finance Co. LLC 4.000% 10/08/24 (a)	2,380,000	2,343,305
Brookfield Finance, Inc. 4.850% 3/29/29	2,168,000	2,453,624
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	1,790,000	1,873,268
Lazard Group LLC 3.625% 3/01/27	1,209,000	1,241,134
4.500% 9/19/28	2,055,000	2,241,288
Legg Mason, Inc. 5.625% 1/15/44	1,161,000	1,295,449
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	2,225,000	2,302,430
5.250% 8/15/22 (a)	6,015,000	6,339,209
5.500% 2/15/24 (a)	685,000	740,074
Synchrony Financial 4.375% 3/19/24	590,000	626,065

		36,120,138

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 1.7%
Avangrid, Inc. 3.800% 6/01/29	$2,260,000	$2,427,907
CenterPoint Energy, Inc. 4.250% 11/01/28	2,000,000	2,197,036
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (a)	925,000	965,140
5.950% 12/15/36	589,000	751,120
CMS Energy Corp. 4.700% 3/31/43	655,000	751,970
4.875% 3/01/44	700,000	850,546
Duke Energy Corp. 3.750% 9/01/46	1,340,000	1,379,606
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	48,273
Infraestructura Energetica Nova SAB de CV 3.750% 1/14/28 (a)	1,505,000	1,480,544
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,085,000	4,108,544
3.700% 9/01/24	2,040,000	2,112,406
Nevada Power Co., Series N, 6.650% 4/01/36	1,000,000	1,405,215
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	209,516
Pennsylvania Electric Co. 4.150% 4/15/25 (a)	2,090,000	2,214,314
PPL Capital Funding, Inc. 4.000% 9/15/47	1,050,000	1,089,711
Southwestern Electric Power Co. 6.200% 3/15/40	1,815,000	2,442,369

		24,434,217

Electronics — 0.2%
Arrow Electronics, Inc. 3.250% 9/08/24	945,000	960,565
3.875% 1/12/28	970,000	994,352
5.125% 3/01/21	750,000	774,161

		2,729,078

Foods — 0.4%
Ingredion, Inc. 3.200% 10/01/26	765,000	775,902
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.500% 1/15/30 (a)	928,000	983,661
Kraft Heinz Foods Co. 4.625% 10/01/39 (a)	1,925,000	1,934,984
Mars, Inc. 3.950% 4/01/49 (a)	2,185,000	2,490,625

		6,185,172

	Principal Amount	Value
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	$1,225,000	$1,243,387

Gas — 0.1%
NiSource, Inc. 4.800% 2/15/44	1,350,000	1,573,289

Health Care – Products — 0.1%
Becton Dickinson and Co. 4.685% 12/15/44	800,000	928,759

Health Care – Services — 0.2%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	960,000	1,058,846
City of Hope 4.378% 8/15/48	1,275,000	1,540,568
Humana, Inc. 4.800% 3/15/47	780,000	897,613

		3,497,027

Housewares — 0.3%
Newell Brands, Inc. 3.850% 4/01/23	3,558,000	3,662,605

Insurance — 3.9%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	4,970,000	5,305,475
American International Group, Inc. 4.200% 4/01/28	2,725,000	2,972,699
4.500% 7/16/44	1,200,000	1,336,983
4.750% 4/01/48	450,000	525,535
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	3,395,000	3,630,817
AmTrust Financial Services, Inc. 6.125% 8/15/23 (c)	2,965,000	2,959,964
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,436,559
Athene Holding Ltd. 4.125% 1/12/28	8,157,000	8,386,581
AXA Equitable Holdings, Inc. 4.350% 4/20/28	1,050,000	1,118,968
AXIS Specialty Finance LLC 3.900% 7/15/29	1,115,000	1,166,183
4.000% 12/06/27	2,760,000	2,908,414
Brown & Brown, Inc. 4.200% 9/15/24	1,278,000	1,352,246
CNO Financial Group, Inc. 5.250% 5/30/25	3,264,000	3,508,147
Enstar Group Ltd. 4.500% 3/10/22	1,815,000	1,882,442
Markel Corp. 3.350% 9/17/29	715,000	722,396
The Progressive Corp. 3 mo. USD LIBOR + 2.539% 5.375% VRN 12/31/99 (b)	1,950,000	2,013,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	$2,730,000	$3,025,932
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	650,000	700,473
Reinsurance Group of America, Inc. 3.900% 5/15/29	1,645,000	1,750,293
USF&G Capital I 8.500% 12/15/45 (a)	1,015,000	1,486,771
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084% 4.700% VRN 1/23/48	1,010,000	947,628
Willis North America, Inc. 2.950% 9/15/29	1,200,000	1,181,086
4.500% 9/15/28	2,135,000	2,366,389
XLIT Ltd. 4.450% 3/31/25	2,564,000	2,784,510

		55,469,866

Internet — 0.2%
Amazon.com, Inc. 4.050% 8/22/47	2,055,000	2,468,905

Investment Companies — 0.7%
Ares Capital Corp. 3.500% 2/10/23	3,465,000	3,486,638
BlackRock TCP Capital Corp. 3.900% 8/23/24	4,215,000	4,160,353
4.125% 8/11/22	2,810,000	2,817,129

		10,464,120

Iron & Steel — 0.3%
ArcelorMittal 6.250% STEP 2/25/22	755,000	815,815
Vale Overseas Ltd. 6.250% 8/10/26	1,550,000	1,786,375
6.875% 11/21/36	825,000	1,045,275

		3,647,465

Lodging — 0.1%
Las Vegas Sands Corp. 3.900% 8/08/29	1,085,000	1,112,882

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.875% 10/15/21	2,870,000	2,944,390

Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (a)	1,200,000	1,252,500
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	1,905,000	2,318,055
Comcast Corp. 3.400% 7/15/46	1,450,000	1,482,799

	Principal Amount	Value
3.969% 11/01/47	$660,000	$724,821
4.750% 3/01/44	925,000	1,123,061
Discovery Communications LLC 3.950% 3/20/28	1,325,000	1,375,369
5.000% 9/20/37	975,000	1,048,127
Grupo Televisa SAB 6.625% 3/18/25	2,637,000	3,084,580
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	800,694

		13,210,006

Mining — 0.9%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (a)	857,000	929,245
Glencore Funding LLC 3.875% 10/27/27 (a)	950,000	967,195
4.000% 4/16/25 (a)	2,150,000	2,236,723
4.625% 4/29/24 (a)	4,085,000	4,364,863
Kinross Gold Corp. 4.500% 7/15/27	996,000	1,044,535
5.125% 9/01/21	3,325,000	3,449,688

		12,992,249

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 6.875% 1/10/39	429,000	567,541

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 4.125% STEP 9/15/20	830,000	836,225
4.125% STEP 10/01/21	2,825,000	2,839,125

		3,675,350

Oil & Gas — 2.6%
Antero Resources Corp. 5.375% 11/01/21	6,265,000	6,045,725
Cenovus Energy, Inc. 3.000% 8/15/22	1,225,000	1,232,887
4.250% 4/15/27	1,475,000	1,533,530
6.750% 11/15/39	1,000,000	1,222,608
Diamondback Energy, Inc. 4.750% 11/01/24	2,174,000	2,225,632
Encana Corp. 6.500% 2/01/38	530,000	638,340
EQT Corp. 3.000% 10/01/22	1,840,000	1,771,280
3.900% 10/01/27 (c)	5,620,000	4,871,587
Helmerich & Payne, Inc. 4.650% 3/15/25	1,415,000	1,529,282
Marathon Petroleum Corp. 4.500% 4/01/48	495,000	517,131
4.750% 9/15/44	625,000	671,692
6.500% 3/01/41	1,060,000	1,319,352
Newfield Exploration Co. 5.375% 1/01/26	1,875,000	2,036,783

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.625% 7/01/24	$1,200,000	$1,323,767
5.750% 1/30/22	2,110,000	2,252,431
Occidental Petroleum Corp. 6.600% 3/15/46	1,228,000	1,601,837
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,150,000	1,185,946
Petroleos Mexicanos 5.350% 2/12/28	1,925,000	1,839,588
6.375% 1/23/45	640,000	593,600
6.500% 3/13/27	295,000	306,505
6.625% 6/15/38	202,000	192,152
Saudi Arabian Oil Co. 4.250% 4/16/39 (a)	2,580,000	2,781,336

		37,692,991

Oil & Gas Services — 0.3%
National Oilwell Varco, Inc. 3.950% 12/01/42	1,778,000	1,629,514
Patterson-UTI Energy, Inc. 3.950% 2/01/28	2,060,000	2,075,055

		3,704,569

Packaging & Containers — 0.3%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	3,960,000	4,074,824

Pharmaceuticals — 1.7%
AbbVie, Inc. 4.700% 5/14/45	2,465,000	2,636,971
Allergan Funding SCS 3.800% 3/15/25	1,700,000	1,780,119
Bayer US Finance II LLC 4.400% 7/15/44 (a)	1,625,000	1,639,662
4.625% 6/25/38 (a)	1,145,000	1,238,740
CVS Health Corp. 3.000% 8/15/26	695,000	698,445
4.300% 3/25/28	1,325,000	1,432,769
5.050% 3/25/48	1,370,000	1,554,852
6.125% 9/15/39	895,000	1,110,616
CVS Pass-Through Trust 5.926% 1/10/34 (a)	1,884,383	2,191,926
Express Scripts Holding Co. 4.800% 7/15/46	1,105,000	1,237,006
McKesson Corp. 4.883% 3/15/44	800,000	883,639
Mylan NV 3.950% 6/15/26	2,765,000	2,857,111
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	5,219,000	4,775,385
4.100% 10/01/46 (c)	510,000	320,025

		24,357,266

	Principal Amount	Value
Pipelines — 2.2%
Alliance Pipeline LP 6.996% 12/31/19 (a)	$61,845	$62,328
Energy Transfer Operating LP 4.200% 4/15/27	2,425,000	2,554,765
5.875% 1/15/24	1,125,000	1,250,616
6.125% 12/15/45	1,385,000	1,624,869
3 mo. USD LIBOR + 4.028% 6.250% VRN 12/31/99 (b)	2,635,000	2,443,963
7.500% 10/15/20	1,075,000	1,129,713
EnLink Midstream Partners LP 4.150% 6/01/25	2,972,000	2,756,530
4.850% 7/15/26	996,000	946,200
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	1,000,000	991,464
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	1,120,000	1,080,832
EQM Midstream Partners LP 4.750% 7/15/23	2,870,000	2,878,854
Kinder Morgan Energy Partners LP 6.375% 3/01/41	400,000	490,345
6.500% 2/01/37	571,000	709,210
6.550% 9/15/40	535,000	663,363
6.950% 1/15/38	65,000	84,852
MPLX LP 4.500% 4/15/38	1,115,000	1,155,771
6.250% 10/15/22 (a)	624,000	639,624
3 mo. USD LIBOR + 4.652% 6.875% VRN 12/31/99 (b)	3,125,000	3,121,250
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110% 6.125% VRN 12/31/99 (b)	2,590,000	2,439,676
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,089,000	1,154,786
4.700% 6/15/44	650,000	634,515
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	1,370,000	1,418,188
5.300% 4/01/44	500,000	528,189
Western Midstream Operating LP 4.500% 3/01/28	615,000	593,846

		31,353,749

Private Equity — 0.4%
Carlyle Finance Subsidiary LLC 3.500% 9/19/29 (a)	1,345,000	1,332,046
Hercules Capital, Inc. 4.625% 10/23/22	3,220,000	3,220,607
KKR Group Finance Co. VI LLC 3.750% 7/01/29 (a)	1,480,000	1,559,729

		6,112,382

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 1.5%
Alexandria Real Estate Equities, Inc. 2.750% 12/15/29	$1,035,000	$1,020,018
American Tower Trust #1 3.652% 3/15/48 (a)	1,810,000	1,946,647
Crown Castle International Corp. 5.200% 2/15/49	729,000	900,545
Healthcare Trust of America Holdings LP 3.500% 8/01/26	2,375,000	2,447,918
Mid-America Apartments LP 3.600% 6/01/27	1,090,000	1,152,944
SBA Tower Trust 3.156% 10/10/45 (a)	1,500,000	1,501,609
3.168% 4/09/47 (a)	1,840,000	1,857,863
Spirit Realty LP 3.200% 1/15/27	1,220,000	1,210,711
4.000% 7/15/29	1,765,000	1,846,827
STORE Capital Corp. 4.625% 3/15/29	1,360,000	1,495,477
Tanger Properties LP 3.875% 12/01/23	1,777,000	1,829,542
UDR, Inc. 3.200% 1/15/30	950,000	978,345
VEREIT Operating Partnership LP 4.625% 11/01/25	2,525,000	2,756,330
Weingarten Realty Investors 3.250% 8/15/26	580,000	583,242

		21,528,018

Retail — 0.9%
Dollar Tree, Inc. 4.000% 5/15/25	3,295,000	3,491,295
4.200% 5/15/28	3,280,000	3,524,442
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (a)	3,375,000	3,455,190
The Home Depot, Inc. 4.250% 4/01/46	1,484,000	1,777,232

		12,248,159

Semiconductors — 0.1%
Microchip Technology, Inc. 3.922% 6/01/21	955,000	975,414

Software — 0.2%
Microsoft Corp. 4.450% 11/03/45	2,560,000	3,232,946

Telecommunications — 0.8%
AT&T, Inc. 4.750% 5/15/46	4,225,000	4,685,382
5.250% 3/01/37	638,000	750,872
6.250% 3/29/41	15,000	18,948
Crown Castle Towers LLC 4.241% 7/15/48 (a)	1,750,000	1,925,158

	Principal Amount	Value
Embarq Corp. 7.995% 6/01/36	$200,000	$197,750
Telecom Italia SpA 5.303% 5/30/24 (a)	600,000	647,070
Telefonica Emisiones SAU 4.665% 3/06/38	1,040,000	1,140,800
Verizon Communications, Inc. 6.550% 9/15/43	996,000	1,466,964

		10,832,944

Transportation — 0.2%
Autoridad del Canal de Panama 4.950% 7/29/35 (a)	1,340,000	1,538,333
CSX Corp. 4.750% 11/15/48	820,000	988,692
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (a)	845,000	861,303

		3,388,328

TOTAL CORPORATE DEBT (Cost $471,506,183)		495,785,425

MUNICIPAL OBLIGATIONS — 0.6%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,050,000	3,675,006
New York City Water & Sewer System 5.882% 6/15/44	390,000	575,480
State of California BAB 7.550% 4/01/39	1,405,000	2,324,516
7.600% 11/01/40	900,000	1,522,557

		8,097,559

TOTAL MUNICIPAL OBLIGATIONS (Cost $7,026,628)		8,097,559

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.1%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class B, 3.700% 3/20/23 (a)	958,000	983,044
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	1,577,000	1,602,044
Hertz Vehicle Financing II LP, Series 2018-1A, Class B 3.600% 2/25/24 (a)	3,610,000	3,706,048
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B 3.950% 11/14/28 (a)	2,383,000	2,497,848

		8,788,984

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 3.6%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.249% VRN 7/05/40 (a) (d)	$4,140,000	$4,534,910
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.378% FRN 9/15/34 (a)	760,000	759,342
BANK Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (d)	917,000	1,011,346
Series 2019-BN16, Class AS, 4.267% 2/15/52	822,500	922,371
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (d)	684,276	769,203
BBCMS Mortgage Trust Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (d)	2,200,000	2,420,329
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (d)	1,590,000	1,723,786
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (d)	1,220,000	1,293,986
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 3.278% FRN 7/15/35 (a)	5,180,000	5,180,030
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.528% FRN 7/15/35 (a)	4,800,000	4,801,483
BX Commercial Mortgage Trust Series 2018-IND, Class B, 1 mo. USD LIBOR + .900% 2.928% FRN 11/15/35 (a)	863,807	863,267
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.728% FRN 11/15/35 (a)	2,402,953	2,408,946
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750% 3.778% FRN 12/15/37 (a)	1,104,426	1,109,932
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C 3.502% 8/10/56	1,259,000	1,292,217
Commercial Mortgage Pass-Through Certificates Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (d)	1,200,000	1,291,007
Series 2015-CR23, Class C, 4.392% VRN 5/10/48 (d)	1,050,000	1,092,771
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471% VRN 11/10/46 (a) (d)	860,000	893,484

	Principal Amount	Value
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.825% VRN 7/10/38 (d)	$645,214	$650,599
GS Mortgage Securities Corp. Series 2019-GC39, Class C, 4.005% VRN 5/10/52 (d)	1,357,000	1,429,505
Series 2012-GC6, Class AS, 4.948% 1/10/45 (a)	800,000	843,272
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class B 3.898% 2/15/48	2,800,000	2,933,989
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.324% VRN 10/15/50 (d)	2,900,000	3,116,288
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.828% FRN 5/15/36 (a)	1,730,000	1,730,048
Morgan Stanley Capital I Trust Series 2019-L2, Class AS, 4.272% 3/15/52	2,450,000	2,765,489
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (d)	740,000	831,694
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (d)	825,000	841,681
MSCG Trust, Series 2018-SELF, Class C, 1 mo. USD LIBOR + 1.180% 3.208% FRN 10/15/37 (a)	505,000	504,995
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.483% VRN 8/15/39 (d)	53,250	53,472
Wells Fargo Commercial Mortgage Trust Series 2019-C49, Class AS, 4.244% 3/15/52	1,492,000	1,678,078
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (d)	1,400,000	1,578,901
Series 2018-C45, Class B, 4.556% 6/15/51	390,000	444,371

		51,770,792

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 2/25/35	773,329	759,894

Other ABS — 14.7%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (a)	485,375	511,035

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AASET Trust, Series 2019-1, Class A 3.844% 5/15/39 (a)	$2,651,160	$2,655,970
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	1,866,975	1,915,170
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	2,371,367	2,461,016
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class CR, 3 mo. USD LIBOR + 2.850% 5.153% FRN 7/15/32 (a)	1,000,000	998,763
Apidos CLO XXV, Series 2016-25A, Class A2R, 3 mo. USD LIBOR + 1.700% 3.978% FRN 10/20/31 (a)	2,610,000	2,592,625
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	2,117,500	2,280,907
Ascentium Equipment Receivables Trust Series 2018-2A, Class D, 4.150% 7/10/24 (a)	2,834,000	2,912,147
Series 2019-1A, Class E, 4.310% 4/12/27 (a)	1,506,000	1,549,108
Assurant CLO III Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.250% 4.528% FRN 10/20/31 (a)	1,400,000	1,393,169
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class A1R, 3 mo. USD LIBOR + 1.280% 3.412% FRN 11/27/31 (a)	2,400,000	2,398,726
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600% 5.903% FRN 1/15/28 (a)	1,000,000	999,296
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3 mo. USD LIBOR + 1.090% 3.368% FRN 4/20/31 (a)	1,920,000	1,906,725
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500% 5.803% FRN 1/15/29 (a)	700,000	695,507
BlueMountain CLO XXV Ltd., Series 2019-25A, Class B, 3 mo. USD LIBOR + 1.800% 4.086% FRN 7/15/32 (a)	2,750,000	2,749,642
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	655,117	661,874
CAL Funding II Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	1,332,000	1,363,408

	Principal Amount	Value
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750% 4.894% FRN 10/15/32 (a)	$400,000	$400,000
Capital Automotive LLC, Series 2017-1A, Class A2 4.180% 4/15/47 (a)	910,393	930,846
Capital Automotive REIT, Series 2014-1A, Class A 3.660% 10/15/44 (a)	1,057,619	1,071,061
Carlyle Global Market Strategies CLO Ltd. Series 2018-4A, Class A2, 3 mo. USD LIBOR + 1.800% 4.078% FRN 1/20/31 (a)	1,080,000	1,076,301
Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850% 5.106% FRN 7/28/28 (a)	310,000	301,153
Castlelake Aircraft Structured Trust Series 2019-1A, Class A, 3.967% 4/15/39 (a)	1,198,567	1,216,785
Series 2018-1, Class A, 4.125% 6/15/43 (a)	3,264,980	3,342,053
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	17,430	17,416
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 3.483% FRN 11/16/30 (a)	2,100,000	2,098,154
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200% 3.478% FRN 10/20/30 (a)	2,120,000	2,119,970
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (a)	905,607	908,056
CLI Funding VI LLC, Series 2017-1A, Class A 3.620% 5/18/42 (a)	2,259,067	2,265,416
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.478% FRN 9/25/34	33,877	32,246
Crestline Denali CLO XIV Ltd., Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.280% 3.539% FRN 10/23/31 (a)	1,300,000	1,299,321
Cronos Containers Program I Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (a)	509,259	510,024

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DB Master Finance LLC Series 2019-1A, Class A2II, 4.021% 5/20/49 (a)	$2,138,640	$2,184,815
Series 2019-1A, Class A23, 4.352% 5/20/49 (a)	1,932,158	2,045,614
Diamond Resorts Owner Trust, Series 2016-1, Class A 3.080% 11/20/28 (a)	1,093,587	1,098,449
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	1,491,125	1,556,282
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	656,600	693,209
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	3,628,125	3,793,553
Drug Royalty II LP, Series 2014-1, Class A2 3.484% 7/15/23 (a)	52,400	52,333
Dryden 72 CLO Ltd., Series 2019-72A, Class B, 3 mo. USD LIBOR + 1.900% 4.332% FRN 5/15/32 (a)	1,700,000	1,697,491
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 4.053% FRN 10/15/30 (a)	1,700,000	1,692,149
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.995% FRN 4/20/31 (a)	3,500,000	3,502,562
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (a)	601,286	605,640
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 3.278% FRN 4/20/31 (a)	1,100,000	1,089,124
Global Container Assets Ltd., Series 2015-1A, Class A2 3.450% 2/05/30 (a)	988,992	991,987
Global SC Finance II SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (a)	241,667	241,153
Goldentree Loan Management US CLO Ltd. Series 2017-2A, Class A, 3 mo. USD LIBOR + 1.150% 3.428% FRN 11/28/30 (a)	2,250,000	2,247,919
Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700% 4.888% FRN 10/20/32 (a)	500,000	499,961
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,921,538	1,969,384
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	907,117	944,023

	Principal Amount	Value
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	$1,796,921	$1,902,937
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (d)	2,342,781	2,472,141
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (a)	1,499,022	1,570,120
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	1,082,405	1,099,928
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	1,102,919	1,125,712
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	333,031	335,941
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	1,071,718	1,102,299
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	267,731	277,157
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,956,551	2,066,899
Highbridge Loan Management Ltd. Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850% 4.150% FRN 7/18/31 (a)	1,700,000	1,639,063
Series 13A-18, Class C, 4.747% 10/15/30 (a)	1,000,000	984,133
Hilton Grand Vacations Trust, Series 2018-AA, Class C 4.000% 2/25/32 (a)	595,347	616,649
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A 4.458% 12/15/38 (a)	1,174,151	1,219,556
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A 3.721% 7/15/39 (a)	1,613,051	1,619,225
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380% 3.496% FRN 10/26/32 (a)	900,000	899,978
J.G. Wentworth XLII LLC, Series 2018-2A, Class A 3.960% 10/15/75 (a)	1,678,555	1,840,260
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A 3.870% 3/15/58 (a)	678,906	759,625
KKR Financial CLO Ltd. Series 24, Class A1, 3 mo. USD LIBOR + 1.360% 3.991% FRN 4/20/32 (a)	1,800,000	1,800,742
Series 25, Class B1, 3 mo. USD LIBOR + 2.000% 4.496% FRN 4/15/32 (a)	1,500,000	1,499,953

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (a)	$2,266,667	$2,317,347
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (a)	1,650,000	1,669,489
Madison Park Funding XIV Ltd., Series 2014-14A, Class CRR, 3 mo. USD LIBOR + 2.200% 4.478% FRN 10/22/30 (a)	790,000	786,118
Madison Park Funding XXIX Ltd., Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 4.500% FRN 10/18/30 (a)	680,000	673,349
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 3.903% FRN 7/15/30 (a)	2,090,000	2,067,681
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, 3 mo. USD LIBOR + 1.700% 3.959% FRN 1/23/31 (a)	1,000,000	991,888
Magnetite XV Ltd., Series 2015-15A, Class CR, 3 mo. USD LIBOR + 1.800% 4.076% FRN 7/25/31 (a)	2,830,000	2,742,358
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3 mo. USD LIBOR + 1.180% 3.480% FRN 12/18/30 (a)	2,000,000	1,990,118
Mariner Finance Issuance Trust, Series 2018-AA, Class A 4.200% 11/20/30 (a)	2,235,000	2,287,314
Milos CLO Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.250% 3.528% FRN 10/20/30 (a)	940,000	939,986
Mosaic Solar Loans LLC Series 2017-2A, Class A, 3.820% 6/22/43 (a)	724,012	739,512
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	318,981	330,788
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	350,668	366,071
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250% 3.528% FRN 10/20/30 (a)	1,850,000	1,848,370
MVW Owner Trust Series 2014-2, Class A, 2.250% 9/22/31 (a)	576,790	575,528
Series 2017-1A, Class A, 2.420% 12/20/34 (a)	296,460	296,897

	Principal Amount	Value
Series 2015-1A, Class A, 2.520% 12/20/32 (a)	$425,367	$425,394
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (a)	2,190,000	2,324,470
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 2.833% 10/15/51 (a)	10,300,000	10,291,561
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class C, 3 mo. USD LIBOR + 2.200% 4.478% FRN 10/20/30 (a)	1,180,000	1,167,629
OHA Credit Funding 4 Ltd. Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.000% FRN 10/22/32 (a) (e)	1,250,000	1,250,000
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 1.000% FRN 10/22/32 (a) (e)	1,000,000	1,000,000
OneMain Financial Issuance Trust, Series 2019-2A, Class A 3.140% 10/14/36 (a)	10,200,000	10,202,540
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (a)	130,318	130,086
Series 2016-A, Class B, 2.910% 3/08/29 (a)	598,483	592,537
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	721,360	725,927
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A 3.967% 6/15/44 (a)	1,898,482	1,956,539
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A 4.995% 2/25/23 (a)	1,180,000	1,180,703
Regatta XIV Funding Ltd., Series 2018-3A, Class B 4.430% 10/25/31 (a)	1,030,000	1,028,630
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (a)	2,900,000	3,019,484
Sierra Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (a)	123,338	123,912
Series 2018-2A, Class C, 3.940% 6/20/35 (a)	901,758	916,421
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	2,682,294	2,743,913
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	1,521,979	1,543,280

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300% 4.424% FRN 8/18/31 (a)	$1,660,000	$1,604,221
Store Master Funding I-VII, Series 2018-1A, Class A2 4.290% 10/20/48 (a)	1,491,212	1,620,167
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800% 2.818% FRN 11/25/35 (a)	1,625,000	1,586,349
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (a)	256,653	259,143
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (a)	652,969	713,843
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (a)	1,903,212	2,092,317
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.940% 11/25/48 (a)	1,429,200	1,520,084
Series 2016-1A, Class A23, 4.970% 5/25/46 (a)	1,955,000	2,080,609
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42 (a)	1,913,607	1,972,703
Textainer Marine Containers VII Ltd., Series 2019-1A, Class A 3.960% 4/20/44 (a)	522,000	531,008
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700% 3.978% FRN 1/20/31 (a)	2,440,000	2,427,807
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900% 4.021% FRN 10/20/32 (a)	250,000	249,992
Trinity Rail Leasing LP Series 2019-1A, Class A, 3.820% 4/17/49 (a)	4,500,989	4,673,747
Series 2018-1A, Class A2, 4.620% 6/17/48 (a)	2,370,000	2,544,908
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	357,896	358,060
Series 2017-1A, Class A2, 3.736% 8/15/47 (a)	820,000	846,080
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	2,732,437	2,722,779

	Principal Amount	Value
Triton Container Finance VI LLC, Series 2017-1A, Class A 3.520% 6/20/42 (a)	$730,993	$729,052
Vivint Solar Financing V LLC, Series 2018-1A, Class B 7.370% 4/30/48 (a)	2,697,903	2,798,674
Voya CLO Ltd. Series 2019-3A, Class B1, 3 mo. USD LIBOR + 1.850% 1.000% FRN 10/17/32 (a) (e)	1,500,000	1,499,998
Series 2015-3A, Class A3R, 3 mo. USD LIBOR + 1.700% 3.978% FRN 10/20/31 (a)	1,500,000	1,478,311
WAVE Trust Series 2017-1A, Class A, 3.844% 11/15/42 (a)	3,288,160	3,308,930
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	1,902,653	1,918,358
Wave USA, Series 2019-1A 3.597% 9/15/44 (e)	5,120,000	5,119,775
Wendy’s Funding LLC, Series 2015-1A, Class A23 4.497% 6/15/45 (a)	3,072,000	3,110,583
Westgate Resorts LLC, Series 2017-1A, Class A 3.050% 12/20/30 (a)	771,846	775,052
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	1,287,397	1,340,481

		210,500,727

Student Loans ABS — 12.0%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 3.118% FRN 12/27/44 (a)	1,072,971	1,072,970
AccessLex Institute, Series 2003-A, Class A3 3.200% 7/01/38	94,102	93,031
College Avenue Student Loans LLC Series 2019-A, Class B, 3.810% 12/28/48 (a)	2,630,000	2,670,107
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,505,000	1,529,381
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN 1/25/47	875,000	693,060
Earnest Student Loan Program LLC, Series 2016-B, Class A2 3.020% 5/25/34 (a)	638,317	641,764

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 9/25/68 (a)	$5,559,795	$5,554,852
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.218% FRN 12/27/66 (a)	2,214,014	2,236,334
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.368% FRN 7/26/66 (a)	3,078,861	3,101,061
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (a)	2,452,506	2,442,713
Education Loan Asset-Backed Trust I Series 2003-1, Class A2, 28 day ARS 0.000% FRN 2/01/43 (a)	1,300,000	1,214,701
Series 2003-2, Class 2A1, 28 day ARS 0.000% FRN 8/01/43 (a)	1,950,000	1,818,459
Series 2013-1, Class B1, 1 mo. USD LIBOR + 1.000% 3.018% FRN 11/25/33 (a)	1,249,464	1,213,252
Higher Education Funding I Series 2004-1, Class B1, 28 day ARS 0.000% FRN 1/01/44 (a)	600,000	530,228
Series 2004-1, Class B2, 28 day ARS 0.000% FRN 1/01/44 (a)	600,000	510,627
Laurel Road Prime Student Loan Trust Series 2017-B, Class BFX, 3.020% 8/25/42 (a)	753,863	769,249
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	619,562	634,554
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720% 2.748% FRN 12/15/59 (a)	850,000	847,045
Navient Private Education Refi Loan Trust Series 2019-A, Class A2A, 3.420% 1/15/43 (a)	1,013,000	1,052,372
Series 2019-CA, Class B, 3.670% 2/15/68 (a)	1,512,000	1,580,123
Series 2019-A, Class B, 3.900% 1/15/43 (a)	1,500,000	1,623,487
Series 2018-CA, Class B, 4.220% 6/16/42 (a)	1,480,000	1,520,404
Navient Student Loan Trust Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 2.718% FRN 2/25/70 (a)	2,923,993	2,890,160
Series 2018-2A, Class A3, 1 mo. USD LIBOR + .750% 2.768% FRN 3/25/67 (a)	3,320,000	3,318,919

	Principal Amount	Value
Series 2017-5A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 7/26/66 (a)	$1,472,336	$1,466,762
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.818% FRN 3/25/67 (a)	4,650,000	4,630,021
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 2.918% FRN 12/27/67 (a)	3,100,000	3,099,997
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 3.018% FRN 2/27/68 (a)	1,548,000	1,561,566
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.268% FRN 6/25/65 (a)	2,522,890	2,548,341
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.318% FRN 3/25/66 (a)	6,800,000	6,917,238
Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 7/26/49	2,500,000	2,492,554
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 10/25/58	1,200,000	1,208,367
Series 2019-BA, Class B, 4.040% 12/15/59 (a)	3,700,000	3,949,651
Series 2018-EA, Class B, 4.440% 12/15/59 (a)	730,000	801,562
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (a)	597,308	604,098
Nelnet Student Loan Trust Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.259% FRN 3/23/37	1,011,532	997,690
Series 2005-1, Class A5, 3 mo. USD LIBOR + .110% 2.386% FRN 10/25/33	943,084	926,590
Series 2019-5, Class A, 2.530% 10/25/67 (a)	10,450,000	10,481,288
Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.648% FRN 1/25/37 (a)	1,671,050	1,658,948
Series 2018-3A, Class A3, 2.895% 9/27/66 (a)	4,500,000	4,469,175
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,850,000	2,848,930
Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 10/25/50 (a)	975,000	952,041
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 5/26/54 (a)	1,300,000	1,255,455

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 5/26/54 (a)	$1,130,000	$1,117,530
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/54 (a)	1,100,000	1,080,231
Series 2019-4A, Class B, 1 mo. USD LIBOR + 1.650% 3.819% FRN 9/26/67 (a)	3,800,000	3,800,758
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 2.968% FRN 11/25/65 (a)	2,136,268	2,141,645
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.358% FRN 2/15/45	1,715,851	1,613,795
SLM Student Loan Trust Series 2006-2, Class R, 0.000% 1/25/41	9,078	4,448,569
Series 2002-7, Class A11, 28 day ARS 1.836% FRN 3/15/28	150,000	150,000
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.426% FRN 3/25/44	9,980,000	9,507,885
Series 2005-4, Class A4, 3 mo. USD LIBOR + .170% 2.446% FRN 7/25/40	5,500,000	5,202,597
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.486% FRN 10/25/40	2,008,913	1,871,585
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.586% FRN 1/25/55	1,478,352	1,380,929
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.876% FRN 10/25/65 (a)	5,900,000	5,819,105
Series 2003-2, Class A7, 28 day ARS 3.237% FRN 9/15/28	600,000	600,000
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/43	2,090,000	2,049,634
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	450,000	450,000
Series 2002-7, Class B, 28 day ARS 5.550% FRN 12/15/39	3,800,000	3,795,778
SMB Private Education Loan Trust Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 2.778% FRN 11/15/35 (a)	3,300,000	3,283,514

	Principal Amount	Value
Series 2017-A, Class B, 3.500% 6/17/41 (a)	$1,800,000	$1,880,894
SoFi Alternative Trust, Series 2019-C, Class PT, 4.683% VRN 1/25/45 (a) (d)	9,008,394	9,359,424
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (a)	1,200	1,050,000
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	4,647,800	2,522,361
Series 2018-A, Class R1, 0.000% 2/25/42 (a)	3,470,600	2,715,397
Series 2018-B, Class R1, 0.000% 8/26/47 (a)	3,139,900	1,875,082
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	5,678,800	1,959,186
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	8,126,500	2,437,950
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 3.100% FRN 1/03/33	2,030,000	2,048,938
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.600% FRN 8/01/35	3,025,000	3,048,935
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850% 3.169% FRN 10/01/46	2,000,000	2,010,967

		171,651,816

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.639% VRN 8/25/34 (d)	108,250	107,058
Citigroup Mortgage Loan Trust 2019-IMC1, Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (d)	1,188,500	1,182,465
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (d)	17,950	17,285
Series 2004-2, Class 1A1, 4.612% VRN 2/25/34 (d)	81,243	76,545
Deephaven Residential Mortgage Trust Series 2018-1A, Class A3, 3.202% VRN 12/25/57 (a) (d)	477,779	479,725
Series 2019-1A, Class A3, 3.948% VRN 1/25/59 (a) (d)	1,393,040	1,415,502
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.308% VRN 8/25/34 (d)	25,300	25,244

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.086% VRN 8/25/34 (d)	$158,223	$153,932
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (a) (d)	2,733,234	2,729,156
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (d)	9,386	9,074
Series 2003-A4, Class IA, 4.764% VRN 7/25/33 (d)	6,384	6,215
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (a) (d)	3,228,101	3,266,606
Sequoia Mortgage Trust Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (d)	2,584,639	2,642,863
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (d)	1,371,928	1,436,655
Series 2019-1, Class A1, 4.000% VRN 2/25/49 (a) (d)	460,477	473,525
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.266% VRN 3/25/34 (d)	93,978	91,839
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.846% FRN 4/25/44	231,987	229,124
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1, 4.000% VRN 11/25/48 (a) (d)	1,732,462	1,758,854

		16,101,667

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $453,114,436)		459,573,880

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	2,980,000	3,881,480
Mexico Government International Bond 4.750% 3/08/44	4,328,000	4,685,060
6.750% 9/27/34	950,000	1,277,750

		9,844,290

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,551,708)		9,844,290

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.9%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	$1,187,542	$1,328,659
Series 2693, Class Z, 5.500% 10/15/33	2,099,385	2,290,827
Series 2178, Class PB, 7.000% 8/15/29	169,078	186,250

		3,805,736

Pass-Through Securities — 25.1%
Federal Home Loan Mortgage Corp. Pool #SB8013 2.500% 9/01/34	8,926,206	9,004,817
Pool #Z40047 4.000% 10/01/41	232,246	248,393
Pool #C00836 7.000% 7/01/29	7,593	8,638
Pool #C49314 7.000% 4/01/31	4,420	5,126
Pool #C51422 7.000% 5/01/31	1,675	1,945
Pool #C53034 7.000% 6/01/31	11,558	13,297
Pool #G01311 7.000% 9/01/31	38,865	44,669
Pool #G01317 7.000% 10/01/31	23,761	27,276
Pool #G00143 7.500% 6/01/23	209	223
Pool #C55867 7.500% 2/01/30	16,507	18,442
Pool #C41497 7.500% 9/01/30	66	77
Pool #C44830 7.500% 11/01/30	21	24
Pool #C45235 7.500% 12/01/30	14,144	16,339
Pool #C46038 7.500% 12/01/30	574	663
Pool #C46309 7.500% 1/01/31	448	518
Pool #C46810 7.500% 1/01/31	114	132
Pool #C47063 7.500% 1/01/31	2,477	2,875
Pool #C47060 7.500% 1/01/31	608	710
Pool #C01116 7.500% 1/01/31	780	906
Pool #G00653 8.500% 11/01/25	11,308	12,441
Federal National Mortgage Association Pool #MA3797 2.500% 10/01/34 (e)	16,800,000	16,947,953
Pool #AS1304 3.500% 12/01/28	1,358,244	1,415,051
Pool #AV1897 3.500% 12/01/28	253,294	263,888
Pool #AV2325 3.500% 12/01/28	690,749	719,638
Pool #BF0196 3.500% 2/01/41	1,601,419	1,680,084
Pool #MA1356 3.500% 2/01/43	8,952,353	9,378,125
Pool #CA1073 3.500% 1/01/48	17,430,585	18,019,910
Pool #BJ0686 4.000% 4/01/48	5,265,056	5,496,352
Pool #CA2039 4.000% 7/01/48	4,399,481	4,581,754
Pool #CA1951 4.000% 7/01/48	3,807,770	3,979,807
Pool #BN5342 4.000% 3/01/49	35,280,327	36,587,657
Pool #MA3638 4.000% 4/01/49	11,352,165	11,775,486
Pool #725692 1 year CMT + 2.137% 4.473% FRN 10/01/33	147,118	154,891
Pool #CA1909 4.500% 6/01/48	10,119,105	10,708,620

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #CA1952 4.500% 6/01/48	$2,674,942	$2,832,449
Pool #MA3522 4.500% 11/01/48	6,703,782	7,069,713
Pool #MA3537 4.500% 12/01/48	6,974,019	7,348,162
Pool #MA3564 4.500% 1/01/49	6,581,337	6,926,187
Pool #BN5241 4.500% 2/01/49	25,310,784	26,629,114
Pool #MA3639 4.500% 4/01/49	14,106,060	14,845,192
Pool #775539 12 mo. USD LIBOR + 1.636% 4.511% FRN 5/01/34	100,481	105,149
Pool #888586 1 year CMT + 2.197% 4.548% FRN 10/01/34	331,406	348,916
Pool #AD6437 5.000% 6/01/40	511,964	562,657
Pool #AD6996 5.000% 7/01/40	3,331,911	3,661,824
Pool #AL8173 5.000% 2/01/44	1,291,504	1,411,715
Pool #254379 7.000% 7/01/32	26,056	30,181
Pool #252717 7.500% 9/01/29	1,377	1,590
Pool #535996 7.500% 6/01/31	5,286	6,113
Pool #254009 7.500% 10/01/31	14,153	16,386
Pool #253394 8.000% 7/01/20	195	196
Pool #323992 8.000% 11/01/29	1,106	1,267
Pool #525725 8.000% 2/01/30	2,991	3,476
Pool #537433 8.000% 5/01/30	1,211	1,414
Pool #253266 8.000% 5/01/30	3,423	3,968
Pool #253347 8.000% 6/01/30	3,367	3,906
Pool #544976 8.000% 7/01/30	369	426
Pool #535428 8.000% 8/01/30	3,964	4,595
Pool #547786 8.000% 9/01/30	1,573	1,802
Pool #550767 8.000% 9/01/30	1,813	2,121
Pool #553061 8.000% 9/01/30	1,735	1,958
Pool #543290 8.000% 9/01/30	51	59
Pool #535533 8.000% 10/01/30	3,462	4,022
Pool #253481 8.000% 10/01/30	3,461	4,020
Pool #253644 8.000% 2/01/31	1,789	2,080
Pool #581170 8.000% 5/01/31	1,209	1,381
Pool #593848 8.000% 7/01/31	837	979
Pool #190317 8.000% 8/01/31	20,749	24,052
Pool #545240 8.000% 9/01/31	1,953	2,268
Pool #541202 8.500% 8/01/26	4,994	5,304
Government National Mortgage Association Pool #404246 6.500% 8/15/28	186	207
Pool #781038 6.500% 5/15/29	43,849	48,817
Pool #781468 6.500% 7/15/32	2,959	3,365
Pool #781496 6.500% 9/15/32	14,664	16,568
Pool #363066 7.000% 8/15/23	1,728	1,831
Pool #352049 7.000% 10/15/23	1,054	1,122
Pool #354674 7.000% 10/15/23	1,601	1,698
Pool #345964 7.000% 11/15/23	657	700
Pool #380866 7.000% 3/15/24	544	581
Pool #781124 7.000% 12/15/29	5,373	6,074
Pool #781319 7.000% 7/15/31	102,742	117,200

	Principal Amount	Value
Pool #581417 7.000% 7/15/32	$28,936	$33,062
Pool #565982 7.000% 7/15/32	13,423	15,526
Pool #357262 7.500% 9/15/23	817	875
Pool #441009 8.000% 11/15/26	710	797
Pool #522777 8.000% 12/15/29	4,721	5,379
Pool #523043 8.000% 3/15/30	252	288
Pool #529134 8.000% 3/15/30	1,536	1,772
Pool #477036 8.000% 4/15/30	616	711
Pool #503157 8.000% 4/15/30	13,268	15,320
Pool #528714 8.000% 4/15/30	1,626	1,878
Pool #544640 8.000% 11/15/30	10,263	11,897
Pool #531298 8.500% 8/15/30	936	1,075
Government National Mortgage Association II TBA Pool #1635 3.500% 10/01/48 (e)	82,025,000	84,979,180
Pool #1367 4.000% 10/01/48 (e)	45,900,000	47,728,830
Uniform Mortgage Backed Securities TBA Pool #7180 3.000% 8/01/33 (e)	7,100,000	7,256,421
Pool #21133 4.500% 10/01/48 (e)	15,275,000	16,082,904

		359,315,447

Whole Loans — 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 3.368% FRN 3/25/29	607,386	609,497
Series 2019-DNA3, Class M2, 4.195% 7/25/49	4,094,000	4,093,991
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450% 4.468% FRN 7/25/31 (a)	2,700,000	2,717,672

		7,421,160

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $368,396,614)		370,542,343

U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Bonds & Notes — 5.2%
U.S. Treasury Bond 2.500% 5/15/46 (f)	18,500,000	19,922,911
3.500% 2/15/39 (f)	2,600,000	3,256,602
U.S. Treasury Note 2.125% 3/31/24	1,700,000	1,740,973
2.250% 4/15/22	30,000,000	30,469,335

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.250% 8/15/49	$3,800,000	$3,908,804
2.875% 8/15/28	13,500,000	14,844,990

		74,143,615

TOTAL U.S. TREASURY OBLIGATIONS (Cost $71,495,976)		74,143,615

TOTAL BONDS & NOTES (Cost $1,380,091,545)		1,417,987,112

TOTAL PURCHASED OPTIONS (#) — 0.5% (Cost $8,050,545)		7,777,030

	Number of Shares

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (g)	4,658,310	4,658,310

TOTAL MUTUAL FUNDS (Cost $4,658,310)		4,658,310

TOTAL LONG-TERM INVESTMENTS (Cost $1,396,050,400)		1,433,873,952

	Principal Amount

SHORT-TERM INVESTMENTS — 12.0%
Commercial Paper — 12.0%
AT&T, Inc. 2.398% 11/12/19	$2,000,000	1,994,556
2.787% 12/10/19 (a)	12,000,000	11,945,093
BAT International Finance PLC 2.500% 11/04/19	3,500,000	3,492,266
Bell Canada 2.339% 2/12/20	3,000,000	2,974,069
2.438% 11/01/19	3,500,000	3,492,686
2.551% 10/10/19	7,000,000	6,995,250
COX Enterprises, Inc. 2.231% 10/01/19	7,500,000	7,499,489
CRH America Finance, Inc. 2.310% 11/26/19	7,000,000	6,974,641
Dowdupont, Inc. 2.372% 10/17/19	5,000,000	4,994,742
Enbridge (US), Inc. 2.375% 10/07/19	1,800,000	1,799,178
2.418% 11/21/19	4,000,000	3,986,798
2.592% 10/22/19	2,500,000	2,496,556
Entergy Corp. 2.316% 11/26/19	4,000,000	3,984,363
2.475% 10/09/19	2,000,000	1,998,868

	Principal Amount	Value
2.520% 10/18/19	$4,000,000	$3,995,202
2.550% 10/04/19	3,800,000	3,799,080
FMC Tech, Inc. 2.362% 10/30/19	6,000,000	5,988,650
General Electric Co. 2.282% 1/30/20	6,000,000	5,953,050
2.282% 1/30/20	1,800,000	1,785,915
Keurig Dr Pepper, Inc. 2.340% 10/07/19	3,000,000	2,998,629
Marriott International, Inc. 2.298% 12/18/19	4,000,000	3,979,899
2.350% 10/16/19	5,000,000	4,994,980
Nisource, Inc. 2.272% 10/03/19	5,000,000	4,999,002
Nissan Motor Acceptance Corp. 2.273% 12/05/19	4,000,000	3,983,837
2.784% 10/21/19 (a)	10,000,000	9,987,645
OGE Energy Corp. 2.294% 10/15/19	6,100,000	6,094,256
Parker-Hannifin Corp. 2.305% 12/03/19	2,000,000	1,992,156
2.306% 12/18/19	3,000,000	2,985,576
2.314% 11/20/19	2,000,000	1,993,747
Reckitt Benckiser Treasury Services 2.367% 4/02/20	3,000,000	2,966,469
2.458% 4/02/20	4,000,000	3,955,292
2.492% 5/14/20	4,050,000	3,992,796
Suncor Energy, Inc. 2.294% 12/06/19	5,000,000	4,978,690
2.337% 12/03/19	4,500,000	4,481,680
2.346% 11/19/19	4,000,000	3,987,317
Vodafone Group PLC 2.273% 12/03/19	2,053,000	2,044,788
Volkswagen Credit, Inc. 2.345% 11/20/19	1,700,000	1,694,499
Walgreens Boots 2.361% 2/25/20	4,000,000	3,962,161
2.516% 1/22/20	6,000,000	5,956,186
2.555% 11/07/19	3,000,000	2,992,796

		171,172,853

TOTAL SHORT-TERM INVESTMENTS (Cost $171,158,270)		171,172,853

TOTAL INVESTMENTS — 112.1% (Cost $1,567,208,670) (h)		1,605,046,805

Other Assets/(Liabilities) — (12.1)%		(172,972,009)

NET ASSETS — 100.0%		$1,432,074,796

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $514,251,648 or 35.91% of net assets.
(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $4,561,318 or 0.32% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	Represents investment of security lending collateral. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi- Annually	USD 15,860,000	$1,476,049	$792,878	$683,171

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi- Annually	USD 16,860,000	1,721,855	809,280	912,575

								3,197,904	1,602,158	1,595,746

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 64,580,000	$2,346,054	$3,228,549	$(882,495)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 67,220,000	2,233,072	3,219,838	(986,766)

								4,579,126	6,448,387	(1,869,261)

								$7,777,030	$8,050,545	$(273,515)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/19	464	$90,858,494	$(1,813,994)
U.S. Treasury Note 2 Year	12/31/19	459	99,136,611	(222,111)
U.S. Treasury Note 5 Year	12/31/19	517	61,932,577	(332,835)

				$(2,368,940)

Short
90 Day Eurodollar	12/16/19	18	$(4,380,465)	$(31,335)
U.S. Treasury Long Bond	12/19/19	139	(22,784,197)	222,759
U.S. Treasury Ultra 10 Year	12/19/19	17	(2,431,742)	10,836
90 Day Eurodollar	3/16/20	14	(3,409,654)	(31,896)
90 Day Eurodollar	6/15/20	13	(3,167,976)	(31,487)
90 Day Eurodollar	9/14/20	13	(3,169,357)	(32,706)
90 Day Eurodollar	12/14/20	12	(2,925,410)	(30,340)
90 Day Eurodollar	3/15/21	12	(2,926,460)	(31,690)
90 Day Eurodollar	9/13/21	21	(5,122,093)	(55,982)
90 Day Eurodollar	3/14/22	19	(4,632,849)	(51,601)
90 Day Eurodollar	9/19/22	17	(4,143,481)	(46,594)
90 Day Eurodollar	3/13/23	14	(3,410,179)	(39,421)
90 Day Eurodollar	12/18/23	19	(4,623,825)	(55,163)
90 Day Eurodollar	12/16/24	50	(12,152,959)	(148,916)

				$(353,536)

Country weightings, as a percentage of net assets, is as follows:

United States	84.8%
Cayman Islands	5.9%
United Kingdom	1.6%
Canada	1.5%
Bermuda	1.4%
Netherlands	1.2%
Mexico	1.2%
Ireland	0.4%
Luxembourg	0.3%
Norway	0.3%
Switzerland	0.3%
Colombia	0.3%
Turkey	0.2%
Saudi Arabia	0.2%
Germany	0.1%
France	0.1%
Panama	0.1%
Spain	0.1%
Australia	0.1%
Italy	0.0%
Barbados	0.0%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b) (c)	26,904	$807

Energy — 0.0%
Oil & Gas — 0.0%
Jupiter Resources, Inc. (c)	18,661	27,991

TOTAL COMMON STOCK (Cost $92,228)		28,798

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN 1/15/53	10,000	265,500

TOTAL PREFERRED STOCK (Cost $250,000)		265,500

TOTAL EQUITIES (Cost $342,228)		294,298

	Principal Amount
BONDS & NOTES — 96.3%

CORPORATE DEBT — 41.3%
Aerospace & Defense — 0.2%
Moog, Inc. 5.250% 12/01/22 (d)	$173,000	175,811
TransDigm, Inc. 6.375% 6/15/26 (d)	225,000	236,813
United Technologies Corp. 6.125% 7/15/38	105,000	144,315

		556,939

Agriculture — 0.7%
BAT Capital Corp. 4.758% 9/06/49	165,000	162,006
Bunge Ltd. Finance Corp. 3.250% 8/15/26	220,000	219,999
4.350% 3/15/24	360,000	379,199
Imperial Brands Finance PLC 3.500% 7/26/26 (d)	300,000	299,992
3.875% 7/26/29 (d)	320,000	322,340
Reynolds American, Inc. 4.450% 6/12/25	200,000	213,310
5.850% 8/15/45	150,000	165,986

		1,762,832

	Principal Amount	Value
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	$15,180	$15,578
Guanay Finance Ltd. 6.000% 12/15/20 (d)	70,198	70,900
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	91,883	95,778
WestJet Airlines Ltd. 3.500% 6/16/21 (d)	98,000	99,658

		281,914

Auto Manufacturers — 1.5%
Ford Motor Co. 7.450% 7/16/31	270,000	310,107
Ford Motor Credit Co. LLC 3.336% 3/18/21	625,000	627,919
4.140% 2/15/23	285,000	289,369
4.375% 8/06/23	550,000	561,878
5.085% 1/07/21	200,000	205,101
General Motors Co. 4.200% 10/01/27	215,000	219,089
5.150% 4/01/38	230,000	232,219
5.200% 4/01/45	225,000	222,198
General Motors Financial Co., Inc. 3.500% 11/07/24	315,000	318,566
3.550% 4/09/21	200,000	202,913
4.150% 6/19/23	255,000	265,027
4.200% 11/06/21	245,000	252,756

		3,707,142

Banks — 6.3%
Associated Banc-Corp. 4.250% 1/15/25	413,000	437,016
Banco General SA 4.125% 8/07/27 (d)	260,000	272,514
Bank of America Corp. 4.183% 11/25/27	200,000	215,903
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	210,000	239,923
6.110% 1/29/37	190,000	248,852
7.750% 5/14/38	125,000	190,520
Bank of Montreal 5 year USD Swap + 1.432% 3.803% VRN 12/15/32	250,000	259,283
The Bank of Nova Scotia 4.500% 12/16/25	300,000	326,320
3 mo. USD LIBOR + 2.648% 4.650% VRN 12/31/99 (e)	550,000	546,012
Barclays Bank PLC 10.179% 6/12/21 (d)	800,000	894,749

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.548% FRN 5/16/24	$365,000	$363,159
4.337% 1/10/28	230,000	241,671
4.375% 9/11/24	600,000	620,365
BPCE SA 4.625% 7/11/24 (d)	200,000	213,134
CIT Group, Inc. 5.250% 3/07/25	500,000	545,000
6.125% 3/09/28	484,000	566,280
Citigroup, Inc. 4.600% 3/09/26	495,000	540,831
5.875% 1/30/42	100,000	136,344
Credit Suisse AG 6.500% 8/08/23 (d)	775,000	862,187
Danske Bank A/S 3 mo. USD LIBOR + 1.249% 3.001% VRN 9/20/22 (d)	370,000	371,356
Deutsche Bank AG 3.150% 1/22/21	505,000	504,649
First Republic Bank 4.375% 8/01/46	810,000	899,657
Fulton Financial Corp. 3.600% 3/16/22	240,000	243,505
The Goldman Sachs Group, Inc. 5.150% 5/22/45	290,000	344,172
5.950% 1/15/27	370,000	439,792
6.250% 2/01/41	35,000	48,326
6.750% 10/01/37	165,000	222,731
HSBC Holdings PLC 4.250% 3/14/24	200,000	210,441
3 mo. USD LIBOR + 1.535% 4.583% VRN 6/19/29	275,000	304,582
6.500% 9/15/37	125,000	167,927
Huntington Bancshares, Inc. 3 mo. USD LIBOR + 2.880% 5.700% VRN 12/31/99 (e)	510,000	519,471
JP Morgan Chase & Co. 4.950% 6/01/45	170,000	211,753
Morgan Stanley 4.350% 9/08/26	450,000	487,316
5.000% 11/24/25	175,000	196,103
Nordea Bank Abp 5 year USD Swap + 1.690% 4.625% VRN 9/13/33 (d)	600,000	657,939
5 year CMT + 4.110% 6.625% VRN 12/31/99 (d) (e)	405,000	435,881
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	525,000	531,988
Valley National Bancorp 5.125% 9/27/23	110,000	117,461

	Principal Amount	Value
Wells Fargo & Co. 5.606% 1/15/44 (d)	$105,000	$135,896
Westpac Banking Corp. 5 year CMT + 2.000% 4.110% VRN 7/24/34	575,000	600,287

		15,371,296

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.600% 4/15/48	255,000	294,102
8.200% 1/15/39 (d)	250,000	397,211
Becle SAB de CV 3.750% 5/13/25 (d)	350,000	360,157
Molson Coors Brewing Co. 4.200% 7/15/46	291,000	294,062
5.000% 5/01/42	135,000	149,098

		1,494,630

Biotechnology — 0.2%
Celgene Corp. 3.450% 11/15/27	215,000	227,793
4.350% 11/15/47	205,000	237,637

		465,430

Building Materials — 0.3%
Standard Industries, Inc. 4.750% 1/15/28 (d)	282,000	291,492
5.000% 2/15/27 (d)	490,000	507,297

		798,789

Chemicals — 1.4%
DuPont de Nemours, Inc. 5.319% 11/15/38	345,000	421,096
Incitec Pivot Finance LLC 6.000% 12/10/19 (d)	190,000	191,203
LYB International Finance BV 5.250% 7/15/43	250,000	284,829
Methanex Corp. 5.250% 3/01/22	40,000	41,569
The Sherwin-Williams Co. 4.500% 6/01/47	115,000	128,871
Syngenta Finance NV 3.698% 4/24/20 (d)	325,000	326,080
3.933% 4/23/21 (d)	325,000	330,953
4.441% 4/24/23 (d)	425,000	444,131
4.892% 4/24/25 (d)	500,000	529,528
Yara International ASA 4.750% 6/01/28 (d)	690,000	751,737

		3,449,997

Commercial Services — 0.1%
ERAC USA Finance LLC 7.000% 10/15/37 (d)	50,000	70,802
United Rentals North America, Inc. 6.500% 12/15/26	254,000	276,733

		347,535

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.7%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (d)	$375,000	$421,717
8.350% 7/15/46 (d)	275,000	362,710
Genpact Luxembourg Sarl 3.700% STEP 4/01/22 (d)	435,000	441,592
Leidos Holdings, Inc. 4.450% 12/01/20 (d)	530,000	537,950

		1,763,969

Diversified Financial Services — 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 1/15/25	865,000	882,728
Aircastle Ltd. 4.125% 5/01/24	200,000	208,366
4.400% 9/25/23	275,000	289,278
5.000% 4/01/23	186,000	199,189
Ally Financial, Inc. 5.125% 9/30/24	317,000	346,323
8.000% 11/01/31 (d)	651,000	900,007
Antares Holdings LP 6.000% 8/15/23 (d)	790,000	818,437
Ares Finance Co. LLC 4.000% 10/08/24 (d)	375,000	369,218
Avolon Holdings Funding Ltd. 4.375% 5/01/26 (d)	205,000	212,032
Brookfield Finance, Inc. 4.250% 6/02/26	280,000	298,173
4.850% 3/29/29	608,000	688,101
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35 (d)	230,000	240,699
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (d)	595,000	602,438
Lazard Group LLC 3.625% 3/01/27	196,000	201,209
4.500% 9/19/28	275,000	299,929
Legg Mason, Inc. 5.625% 1/15/44	235,000	262,214
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (d)	500,000	517,400
5.250% 8/15/22 (d)	940,000	990,666
5.500% 2/15/24 (d)	100,000	108,040
Synchrony Financial 4.375% 3/19/24	90,000	95,502

		8,529,949

Electric — 1.5%
Berkshire Hathaway Energy Co. 5.950% 5/15/37 (d)	120,000	165,261
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (d)	155,000	161,726
5.950% 12/15/36	175,000	223,168

	Principal Amount	Value
CMS Energy Corp. 4.700% 3/31/43	$115,000	$132,025
4.875% 3/01/44	80,000	97,205
Duke Energy Corp. 3.750% 9/01/46	175,000	180,172
Elwood Energy LLC 8.159% 7/05/26 (d)	199,206	217,593
Entergy Louisiana LLC 4.950% 1/15/45	110,000	118,955
Indianapolis Power & Light Co. 4.050% 5/01/46 (d)	110,000	121,796
Infraestructura Energetica Nova SAB de CV 3.750% 1/14/28 (d)	200,000	196,750
IPALCO Enterprises, Inc. 3.450% 7/15/20 (d)	290,000	291,671
3.700% 9/01/24 (d)	175,000	181,211
Pennsylvania Electric Co. 4.150% 4/15/25 (d)	150,000	158,922
PPL Capital Funding, Inc. 4.000% 9/15/47	175,000	181,618
Puget Energy, Inc. 3.650% 5/15/25 (d)	300,000	307,064
Southwestern Electric Power Co. 6.200% 3/15/40	100,000	134,566
Tri-State Pass-Through Trust, Series 2003, Class B, 7.144% 7/31/33 (d)	169,565	205,428
Virginia Electric & Power Co. 6.000% 1/15/36	100,000	133,206
Xcel Energy, Inc. 6.500% 7/01/36	270,000	373,453

		3,581,790

Electronics — 0.4%
The ADT Security Corp. 6.250% 10/15/21 (d)	593,000	631,545
Ingram Micro, Inc. 5.450% STEP 12/15/24	335,000	347,045

		978,590

Entertainment — 0.2%
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125% 10/01/29 (d)	382,000	400,298

Foods — 0.5%
JBS USA LUX SA / JBS USA Food Co./JBS USA Finance, Inc. 5.500% 1/15/30 (d)	500,000	529,990
Kraft Heinz Foods Co. 4.625% 10/01/39 (d)	340,000	341,763
Mars, Inc. 3.950% 4/01/49 (d)	330,000	376,159

		1,247,912

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	$225,000	$228,377

Gas — 0.2%
NiSource, Inc. 4.800% 2/15/44	370,000	431,198

Health Care – Products — 0.3%
Becton Dickinson and Co. 4.685% 12/15/44	125,000	145,119
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (d)	702,000	685,643

		830,762

Health Care – Services — 0.4%
HCA, Inc. 5.375% 2/01/25	350,000	382,375
5.875% 2/01/29	140,000	157,252
Humana, Inc. 4.800% 3/15/47	130,000	149,602
IHC Health Services, Inc. 4.131% 5/15/48	275,000	324,975

		1,014,204

Home Builders — 0.8%
Lennar Corp. 4.750% 11/29/27 (d)	592,000	634,920
PulteGroup, Inc. 5.000% 1/15/27	198,000	213,840
5.500% 3/01/26	441,000	481,793
Taylor Morrison Communities, Inc. 5.750% 1/15/28 (d)	500,000	542,500

		1,873,053

Housewares — 0.4%
Newell Brands, Inc. 3.850% 4/01/23	495,000	509,553
4.200% 4/01/26	200,000	209,248
The Toro Co. 7.800% 6/15/27	170,000	212,757

		931,558

Insurance — 4.0%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	890,000	950,075
American International Group, Inc. 3.900% 4/01/26	135,000	143,824
4.200% 4/01/28	220,000	239,998
4.750% 4/01/48	95,000	110,946
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	755,000	807,442
AmTrust Financial Services, Inc. 6.125% 8/15/23 (f)	490,000	489,168

	Principal Amount	Value
Arch Capital Group US, Inc. 5.144% 11/01/43	$80,000	$99,935
Athene Holding Ltd. 4.125% 1/12/28	1,029,000	1,057,962
AXIS Specialty Finance LLC 3.900% 7/15/29	375,000	392,214
4.000% 12/06/27	420,000	442,585
CNO Financial Group, Inc. 5.250% 5/30/25	535,000	575,018
Enstar Group Ltd. 4.500% 3/10/22	495,000	513,393
4.950% 6/01/29	275,000	290,332
Markel Corp. 3.350% 9/17/29	125,000	126,293
MetLife Capital Trust IV 7.875% 12/15/67 (d)	225,000	295,875
The Progressive Corp. 3 mo. USD LIBOR + 2.539% 5.375% VRN 12/31/99 (e)	573,000	591,622
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	200,000	214,982
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	650,000	720,460
6.200% 11/15/40	125,000	166,467
Reinsurance Group of America, Inc. 3.900% 5/15/29	350,000	372,403
Trinity Acquisition PLC 4.400% 3/15/26	140,000	151,822
Unum Group 4.000% 6/15/29	155,000	161,114
USF&G Capital I 8.500% 12/15/45 (d)	95,000	139,156
Willis North America, Inc. 2.950% 9/15/29	315,000	310,035
XLIT Ltd. 4.450% 3/31/25	185,000	200,910
5.500% 3/31/45	200,000	252,664

		9,816,695

Internet — 0.2%
Amazon.com, Inc. 4.050% 8/22/47 (d)	350,000	420,495

Investment Companies — 1.3%
Ares Capital Corp. 3.500% 2/10/23	610,000	613,809
4.200% 6/10/24	525,000	538,128
BlackRock TCP Capital Corp. 3.900% 8/23/24	370,000	365,203
4.125% 8/11/22	845,000	847,144
Icahn Enterprises LP/ Icahn Enterprises Finance Corp. 4.750% 9/15/24 (d)	500,000	499,500

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
6.750% 2/01/24 (d)	$200,000	$208,000

		3,071,784

Iron & Steel — 0.2%
Vale Overseas Ltd. 6.250% 8/10/26	275,000	316,938
6.875% 11/21/36	150,000	190,050

		506,988

Lodging — 0.3%
Las Vegas Sands Corp. 3.900% 8/08/29	190,000	194,883
MGM Resorts International 4.625% 9/01/26	534,000	556,764

		751,647

Media — 2.2%
Altice Financing SA 6.625% 2/15/23 (d)	200,000	205,250
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (d)	250,000	258,438
5.750% 1/15/24	600,000	613,500
Comcast Corp. 3.400% 7/15/46	140,000	143,167
4.600% 8/15/45	400,000	479,604
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375% 8/15/26 (d)	250,000	259,375
6.625% 8/15/27 (d) (f)	250,000	259,375
Discovery Communications LLC 4.125% 5/15/29	150,000	157,885
4.875% 4/01/43	200,000	208,102
5.000% 9/20/37	165,000	177,375
Grupo Televisa SAB 6.625% 3/18/25 (d)	475,000	555,622
Sirius XM Radio, Inc. 5.375% 4/15/25 (d)	1,000,000	1,036,250
TEGNA, Inc. 5.125% 7/15/20 (d)	500,000	500,625
Time Warner Cable, Inc. 4.500% 9/15/42	250,000	246,012
6.750% 6/15/39	275,000	336,170

		5,436,750

Mining — 1.2%
First Quantum Minerals Ltd. 6.875% 3/01/26 (d)	1,000,000	952,500
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (d)	149,000	161,561
Glencore Funding LLC 3.875% 10/27/27 (d)	260,000	264,706
4.000% 4/16/25 (d)	380,000	395,328
4.625% 4/29/24 (d)	200,000	213,702

	Principal Amount	Value
Kinross Gold Corp. 4.500% 7/15/27 (d)	$225,000	$235,964
5.125% 9/01/21 (d)	175,000	181,562
5.950% 3/15/24 (d)	200,000	222,610
Teck Resources Ltd. 5.200% 3/01/42	97,000	96,434
6.250% 7/15/41	143,000	158,935

		2,883,302

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	12,000	12,007
6.875% 1/10/39	72,000	95,252

		107,259

Office Equipment/Supplies — 0.4%
CDW LLC / CDW Finance Corp. 4.250% 4/01/28	206,000	210,141
Pitney Bowes, Inc. 4.125% STEP 9/15/20	140,000	141,050
4.125% STEP 10/01/21	675,000	678,375

		1,029,566

Oil & Gas — 1.8%
Calumet Specialty Products partners LP / Calumet Finalnce Corp 11.000% 4/15/25 (g)	250,000	250,000
Cenovus Energy, Inc. 4.250% 4/15/27 (f)	350,000	363,888
6.750% 11/15/39 (d)	175,000	213,956
Continental Resources, Inc. 5.000% 9/15/22 (d)	137,000	138,202
Encana Corp. 6.500% 2/01/38	160,000	192,707
EQT Corp. 3.000% 10/01/22 (f)	625,000	601,658
3.900% 10/01/27 (f)	860,000	745,474
Marathon Petroleum Corp. 4.500% 4/01/48 (d)	85,000	88,800
6.500% 3/01/41 (d)	175,000	217,817
Occidental Petroleum Corp. 6.600% 3/15/46	235,000	306,540
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23 (d)	200,000	206,251
Petroleos Mexicanos 5.350% 2/12/28 (d)	190,000	181,570
6.375% 1/23/45 (d)	35,000	32,463
6.500% 3/13/27	65,000	67,535
6.625% 6/15/38 (d)	51,000	48,514
Saudi Arabian Oil Co. 4.250% 4/16/39 (d)	585,000	630,652
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750% 4/15/23 (d)	200,000	91,000

		4,377,027

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.3%
National Oilwell Varco, Inc. 3.950% 12/01/42	$314,000	$287,777
Patterson-UTI Energy, Inc. 3.950% 2/01/28 (d)	350,000	352,558

		640,335

Packaging & Containers — 0.1%
Mauser Packaging Solutions Holding Co. 5.500% 4/15/24 (d)	138,000	141,788

Pharmaceuticals — 1.8%
AbbVie, Inc. 4.700% 5/14/45	350,000	374,418
Allergan Funding SCS 3.800% 3/15/25	300,000	314,139
Bausch Health Americas, Inc. 9.250% 4/01/26 (d)	400,000	454,496
Bausch Health Cos., Inc. 6.125% 4/15/25 (d)	113,000	117,096
7.000% 3/15/24 (d)	115,000	120,860
Bayer US Finance II LLC 4.400% 7/15/44 (d)	100,000	100,902
4.625% 6/25/38 (d)	215,000	232,602
CVS Health Corp. 3.000% 8/15/26	120,000	120,595
4.300% 3/25/28	200,000	216,267
5.050% 3/25/48	415,000	470,995
6.125% 9/15/39	25,000	31,023
CVS Pass-Through Trust 5.926% 1/10/34 (d)	196,290	228,326
7.507% 1/10/32 (d)	14,615	18,044
Express Scripts Holding Co. 4.800% 7/15/46	185,000	207,101
McKesson Corp. 4.883% 3/15/44	70,000	77,318
Mylan NV 3.950% 6/15/26 (d)	240,000	247,995
5.250% 6/15/46 (d)	350,000	372,929
Par Pharmaceutical, Inc. 7.500% 4/01/27 (d)	488,000	447,130
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	190,000	173,850
4.100% 10/01/46 (f)	85,000	53,337

		4,379,423

Pipelines — 2.6%
Cheniere Energy Partners LP 4.500% 10/01/29 (d)	138,000	141,278
Energy Transfer Operating LP 4.200% 4/15/27	320,000	337,124
4.750% 1/15/26	200,000	216,831
6.125% 12/15/45	280,000	328,493
3 mo. USD LIBOR + 4.028% 6.250% VRN 12/31/99 (e)	740,000	686,350

	Principal Amount	Value
EnLink Midstream Partners LP 4.150% 6/01/25	$339,000	$314,422
4.850% 7/15/26	154,000	146,300
3 mo. USD LIBOR + 4.110% 6.000% VRN 12/31/99 (e)	375,000	268,125
Enterprise Products Operating LLC 3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	200,000	193,006
EQM Midstream Partners LP 4.750% 7/15/23	375,000	376,157
Kinder Morgan Energy Partners LP 6.375% 3/01/41	65,000	79,681
6.500% 2/01/37	85,000	105,574
6.550% 9/15/40	80,000	99,194
6.950% 1/15/38	15,000	19,581
MPLX LP 4.500% 4/15/38	195,000	202,130
3 mo. USD LIBOR + 4.652% 6.875% VRN 12/31/99 (e)	850,000	848,980
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	431,000	457,037
4.700% 6/15/44	230,000	224,521
Sabine Pass Liquefaction LLC 5.625% STEP 4/15/23	325,000	353,136
5.625% 3/01/25	200,000	224,568
Sunoco Logistics Partners Operations LP 4.000% 10/01/27 (d)	120,000	124,221
5.300% 4/01/44 (d)	175,000	184,866
Western Gas Partners LP 4.000% 7/01/22	350,000	354,229
Western Midstream Operating LP 4.500% 3/01/28	110,000	106,216

		6,392,020

Private Equity — 0.6%
Carlyle Finance Subsidiary LLC 3.500% 9/19/29 (d)	230,000	227,785
Hercules Capital, Inc. 4.625% 10/23/22	945,000	945,178
KKR Group Finance Co. VI LLC 3.750% 7/01/29 (d)	280,000	295,084

		1,468,047

Real Estate Investment Trusts (REITS) — 1.3%
Alexandria Real Estate Equities, Inc. 2.750% 12/15/29	175,000	172,467
Crown Castle International Corp. 4.750% 5/15/47	70,000	80,972
5.200% 2/15/49	120,000	148,238
ESH Hospitality, Inc. 4.625% 10/01/27 (d)	363,000	364,361
Healthcare Trust of America Holdings LP 3.500% 8/01/26	175,000	180,373
3.750% 7/01/27	240,000	251,251

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SBA Tower Trust 2.877% 7/15/46 (d)	$180,000	$180,608
3.156% 10/10/45 (d)	180,000	180,193
Spirit Realty LP 4.000% 7/15/29	275,000	287,749
STORE Capital Corp. 4.625% 3/15/29	250,000	274,904
Tanger Properties LP 3.750% 12/01/24	300,000	306,567
UDR, Inc. 3.200% 1/15/30	145,000	149,326
VEREIT Operating Partnership LP 4.625% 11/01/25	495,000	540,350
Weingarten Realty Investors 3.250% 8/15/26	75,000	75,419

		3,192,778

Retail — 0.6%
Dollar Tree, Inc. 4.200% 5/15/28	530,000	569,498
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (d)	280,000	286,653
The Home Depot, Inc. 5.950% 4/01/41	100,000	143,158
Penske Automotive Group, Inc. 5.500% 5/15/26	500,000	522,925

		1,522,234

Semiconductors — 0.2%
Microchip Technology, Inc. 3.922% 6/01/21 (d)	525,000	536,222

Telecommunications — 1.5%
AT&T, Inc. 4.750% 5/15/46	340,000	377,049
5.250% 3/01/37	308,000	362,490
CommScope, Inc. 8.250% 3/01/27 (d)	350,000	340,703
Embarq Corp. 7.995% 6/01/36	45,000	44,494
Empresa Nacional de Telecomunicaciones SA 4.875% 10/30/24 (d)	200,000	211,365
Hughes Satellite Systems Corp. 6.625% 8/01/26 (d)	444,000	481,944
Sprint Capital Corp. 6.875% 11/15/28	500,000	545,100
Sprint Corp. 7.125% 6/15/24 (d)	400,000	431,120
T-Mobile USA, Inc. 5.375% 4/15/27	165,000	177,375
Telefonica Emisiones SAU 4.665% 3/06/38	335,000	367,469
Verizon Communications, Inc. 6.550% 9/15/43	157,000	231,238

		3,570,347

	Principal Amount	Value
Transportation — 0.3%
CSX Corp. 4.750% 11/15/48	$145,000	$174,830
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (d) (f)	720,000	646,200
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (d)	45,000	45,868

		866,898

TOTAL CORPORATE DEBT (Cost $96,725,534)		101,159,769

MUNICIPAL OBLIGATIONS — 0.3%
State of California BAB 7.550% 4/01/39	275,000	454,976
7.600% 11/01/40	150,000	253,760

		708,736

TOTAL MUNICIPAL OBLIGATIONS (Cost $574,223)		708,736

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.2%
Automobile ABS — 1.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C 4.530% 3/20/23 (d)	222,000	225,525
Hertz Vehicle Financing II LP Series 2018-1A, Class B, 3.600% 2/25/24 (d)	650,000	667,294
Series 2019-2A, Class C, 4.260% 5/25/25 (d)	730,000	753,577
Series 2018-1A, Class C, 4.390% 2/25/24 (d)	330,000	340,634
Series 2017-2A, Class C, 5.310% 10/25/23 (d)	100,000	105,348
OneMain Direct Auto Receivables Trust Series 2019-1A, Class C, 4.190% 11/14/28 (d)	888,000	936,946
Series 2019-1A, Class D, 4.680% 4/14/31 (d)	422,000	444,597

		3,473,921

Commercial MBS — 3.9%
Aventura Mall Trust, Series 2018-AVM, Class D, 4.249% VRN 7/05/40 (d) (h)	530,000	567,963
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.378% FRN 9/15/34 (d)	150,000	149,870

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BANK, Series 2019-BN17, Class C, 4.671% VRN 4/15/52 (h)	$135,000	$149,176
BBCMS Mortgage Trust Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (d) (h)	270,000	286,374
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (d) (h)	280,000	303,560
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (d) (h)	400,000	440,060
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.528% FRN 7/15/35 (d)	900,000	900,278
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.728% FRN 11/15/35 (d)	565,401	566,811
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150% 4.178% FRN 12/15/37 (d)	572,453	576,742
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C 3.502% 8/10/56	222,000	227,857
Citigroup COmmercial Mortgage Trust, Series 2019-SMRT, Class C 4.682% 1/10/36 (d)	225,000	241,314
Commercial Mortgage Pass-Through Certificates Series 2014-UBS2, Class A5, 3.961% 3/10/47	152,000	161,767
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	106,266
Series 2015-CR23, Class C, 4.392% VRN 5/10/48 (h)	110,000	114,481
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600% 3.628% FRN 5/15/36 (d)	260,000	260,329
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.825% VRN 7/10/38 (h)	65,418	65,964
GS Mortgage Securities Corp. II, Series 2018-GS10, Class D 3.000% 7/10/51 (d)	499,000	458,818
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E, 3.558% VRN 7/10/39 (d) (h)	630,000	632,039
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class E, 3.909% VRN 6/05/39 (d) (h)	553,000	573,073

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust Series 2015-C27, Class C, 4.486% VRN 2/15/48 (h)	$1,065,400	$1,110,637
Series 2014-C21, Class C, 4.813% VRN 8/15/47 (h)	200,000	210,416
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.828% FRN 5/15/36 (d)	263,000	263,007
Morgan Stanley Capital I Trust, Series 2019-L2, Class AS 4.272% 3/15/52	400,000	451,508
MSCG Trust, Series 2018-SELF, Class C, 1 mo. USD LIBOR + 1.180% 3.208% FRN 10/15/37 (d)	100,000	99,999
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.483% VRN 8/15/39 (h)	3,492	3,506
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C, 3.848% VRN 5/15/48 (h)	140,000	144,124
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class C, 5.049% VRN 8/15/45 (h)	100,000	104,627
Series 2011-C5, Class D, 5.858% VRN 11/15/44 (d) (h)	115,000	119,257
Series 2011-C5, Class C, 5.858% VRN 11/15/44 (d) (h)	170,000	179,370

		9,469,193

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 2/25/35	193,391	190,031
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.258% FRN 10/25/34 (d)	76,425	76,256
Mastr Asset-Backed Securities Trust, Series 2005, Class NC1 M1, 1 mo. USD LIBOR + .720% 2.738% FRN 12/25/34	99,504	97,668

		363,955

Other ABS — 14.6%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (d)	74,673	78,621
AASET Trust, Series 2019-1, Class A 3.844% 5/15/39 (d)	403,395	404,127

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (d)	$656,214	$673,154
AIMCO CLO Series Ltd., Series 2018-AA, Class B, 3 mo. USD LIBOR + 1.400% 3.703% FRN 4/17/31 (d)	250,000	244,321
Anchorage Capital Clo 11 Ltd., Series 2019-11A, Class C, 3 mo. USD LIBOR + 3.000% 5.144% FRN 7/22/32 (d)	250,000	250,200
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 3 mo. USD LIBOR + 1.390% 3.534% FRN 7/22/32 (d)	500,000	499,982
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (d)	259,875	279,929
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900% 2.918% FRN 10/25/34	294,373	293,488
Ascentium Equipment Receivables Trust Series 2019-1A, Class E, 4.310% 4/12/27 (d)	228,000	234,526
Series 2018-2A, Class E, 5.180% 7/10/26 (d)	998,000	1,036,283
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750% 4.009% FRN 1/23/31 (d)	250,000	248,799
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600% 5.903% FRN 1/15/28 (d)	250,000	249,824
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500% 5.803% FRN 1/15/29 (d)	250,000	248,396
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213% STEP 12/16/41 (d)	416,667	429,746
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.940% 5/25/29 (d)	113,291	114,460
Series 2017-1A, Class B, 3.240% 5/25/29 (d)	93,588	93,915
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750% 4.894% FRN 10/15/32 (d)	250,000	250,000
Capital Automotive LLC, Series 2017-1A, Class A2 4.180% 4/15/47 (d)	151,732	155,141

	Principal Amount	Value
Capital Automotive REIT, Series 2014-1A, Class A 3.660% 10/15/44 (d)	$96,147	$97,369
Castlelake Aircraft Securitization, Series 2019-1A, Class B 5.095% 4/15/39 (d)	250,303	253,695
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A 3.967% 4/15/39 (d)	240,676	244,334
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 3.483% FRN 11/16/30 (d)	250,000	249,780
CLI Funding V LLC, Series 2014-2A, Class A 3.380% 10/18/29 (d)	46,459	47,232
CLI Funding VI LLC Series 2017-1A, Class A, 3.620% 5/18/42 (d)	284,725	285,525
Series 2019-1A, Class B, 4.640% 5/18/44 (d)	123,339	127,355
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.478% FRN 9/25/34	7,261	6,911
Crestline Denali CLO XIV Ltd. Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.280% 3.539% FRN 10/23/31 (d)	350,000	349,817
Series 2016-1A, Class BR, 3 mo. USD LIBOR + 1.800% 4.059% FRN 10/23/31 (d)	250,000	247,532
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5, 1 mo. USD LIBOR + 1.005% 3.023% FRN 10/25/35	440,000	437,230
DB Master Finance LLC Series 2019-1A, Class A2II, 4.021% 5/20/49 (d)	325,185	332,206
Series 2019-1A, Class A23, 4.352% 5/20/49 (d)	294,263	311,542
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (d)	266,625	278,276
Series 2017-1A, Class A23, 4.118% 7/25/47 (d)	166,600	175,889
Series 2015-1A, Class A2II, 4.474% 10/25/45 (d)	599,850	627,201
Eaton Vance CLO Ltd., Series 2013-1A, Class BRR, 3 mo. USD LIBOR + 2.800% 5.017% FRN 1/15/28 (d)	250,000	250,051
Elara HGV Timeshare Issuer LLC Series 2016-A, Class A, 2.730% 4/25/28 (d)	146,723	146,929

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-A, Class B, 3.220% 4/25/28 (d)	$89,465	$89,344
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.995% FRN 4/20/31 (d)	450,000	450,329
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (d)	87,660	88,295
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .720% 2.738% FRN 6/25/35	15,879	15,866
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 3.278% FRN 4/20/31 (d)	250,000	247,528
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (d)	223,492	229,963
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700% 4.888% FRN 10/20/32 (d)	250,000	249,981
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (d)	310,744	318,481
Series 2017-1A, Class A, 3.740% 10/15/52 (d)	167,468	174,281
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700% 3.978% FRN 1/20/31 (d)	280,000	278,289
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (d)	264,533	277,080
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (d)	147,169	149,552
Series 2017-3A, Class A1, 3.190% 9/20/48 (d)	187,424	191,297
Series 2017-2A, Class A1, 3.280% 9/20/48 (d)	71,830	72,458
Series 2016-4A, Class A2, 4.290% 9/20/47 (d)	144,682	151,085
Hilton Grand Vacations Trust, Series 2014-AA, Class A 1.770% 11/25/26 (d)	20,832	20,747
Horizon Aircraft Finance I Ltd., Series 2018-1, Class B 5.270% 12/15/38 (d)	234,551	240,026
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B 4.703% 7/15/39 (d)	284,167	284,635
HPS Loan Management Ltd., Series 15A-19, Class C, 3 mo. USD LIBOR + 2.700% 4.866% FRN 7/22/32 (d)	250,000	249,997
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380% 3.496% FRN 10/26/32 (d)	250,000	249,994

	Principal Amount	Value
J.G. Wentworth XLII LLC, Series 2018-2A, Class B 4.700% 10/15/77 (d)	$90,000	$99,008
J.G. Wentworth XLIII LLC, Series 2019-1A, Class B 4.510% 8/15/73 (d)	138,000	145,193
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class A5, 1 mo. USD LIBOR + .230% 2.248% FRN 7/25/36	12,500	12,471
Kayne CLO 4 Ltd., Series 2019-4A, Class B1, 3 mo. USD LIBOR + 2.100% FRN 4/25/32 (d)	250,000	249,983
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (d)	560,871	574,505
Kestrel Aircraft Funding Limited, Series 2018-1A, Class A 4.250% 12/15/38 (d)	414,345	424,270
KKR CLO Ltd., Series 26, Class B1, 3 mo. USD LIBOR + 2.050% 4.230% FRN 7/15/32 (d)	250,000	249,983
KREF Ltd, Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550% 4.575% FRN 6/15/36 (d)	450,000	454,136
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (d)	391,667	400,424
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 3.903% FRN 7/15/30 (d)	950,000	939,855
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, 3 mo. USD LIBOR + 1.700% 3.959% FRN 1/23/31 (d)	250,000	247,972
Magnetite XV Ltd., Series 2015-15A, Class CR, 3 mo. USD LIBOR + 1.800% 4.076% FRN 7/25/31 (d)	490,000	474,825
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3 mo. USD LIBOR + 1.180% 3.480% FRN 12/18/30 (d)	250,000	248,765
Mosaic Solar Loans LLC, Series 2017-1A, Class A 4.450% 6/20/42 (d)	58,445	61,012
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250% 3.528% FRN 10/20/30 (d)	250,000	249,780
MVW Owner Trust, Series 2013-1A, Class A 2.150% 4/22/30 (d)	22,682	22,636

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Residential Advance Receivables Trust, Series 2019-T2, Class DT2 3.060% 8/15/53 (d)	$262,000	$261,322
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (d)	380,000	403,333
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 2.833% 10/15/51 (d)	1,700,000	1,698,607
OHA Credit Funding 4 Ltd., Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.000% FRN 10/22/32 (d) (g)	250,000	250,000
OHA Credit Partners XI Ltd., Series 2015-11A, Class CR, 3 mo. USD LIBOR + 2.150% 4.428% FRN 1/20/32 (d)	300,000	293,460
OneMain Financial Issuance Trust Series 2019-2A, Class A, 3.140% 10/14/36 (d)	1,700,000	1,700,423
Series 2019-2A, Class C, 3.660% 10/14/36 (d)	400,000	400,020
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (d)	15,332	15,304
Series 2016-A, Class B, 2.910% 3/08/29 (d)	96,053	95,099
Series 2019-A, Class D, 4.930% 4/09/38 (d)	775,438	783,289
Park Place Securities, Inc. Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .480% 2.498% FRN 8/25/35	53,180	53,102
Series 2005-WCW2, Class M1, 1 mo. USD LIBOR + .750% 2.768% FRN 7/25/35	10,131	10,124
Pioneer Aircraft Finance Ltd., Series 2019-1, Class B 4.948% 6/15/44 (d)	356,702	367,431
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A 5.340% 2/25/23 (d)	210,000	210,125
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + .280% 2.298% FRN 5/25/36	28,358	28,195
Primose Funding LLC, Series 2019-1A, Class A2 4.475% 7/30/49 (d)	229,000	227,789
Rockford Tower CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.720% 3.856% FRN 5/20/31 (d)	250,000	248,764

	Principal Amount	Value
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090% 3.393% FRN 1/15/30 (d)	$500,000	$497,313
Sierra Receivables Funding LLC Series 2019-1A, Class D, 4.750% 1/20/36 (d)	592,772	606,390
Sierra Timeshare Receivables Funding LLC Series 2015-3A, Class A, 2.580% 9/20/32 (d)	36,276	36,277
Series 2015-3A, Class B, 3.080% 9/20/32 (d)	15,961	16,036
Series 2019-2A, Class C, 3.120% 5/20/36 (d)	183,679	185,286
Series 2016-1A, Class B, 3.670% 3/21/33 (d)	39,651	40,029
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300% 4.424% FRN 8/18/31 (d)	490,000	473,535
Store Master Funding LLC Series 2013-3A, Class A1, 4.240% 11/20/43 (d)	108,309	108,267
Series 2018-1A, Class A4, 4.740% 10/20/48 (d)	238,900	257,787
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (d)	120,053	131,245
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (d)	301,018	330,928
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.940% 11/25/48 (d)	307,675	327,240
Series 2016-1A, Class A23, 4.970% 5/25/46 (d)	430,100	457,734
Textainer Marine Containers V Ltd. Series 2017-2A, Class A, 3.520% 6/20/42 (d)	188,257	190,458
Series 2017-1A, Class A, 3.720% 5/20/42 (d)	238,189	242,887
Textainer Marine Containers VII Ltd. Series 2018-1A, Class A, 4.110% 7/20/43 (d)	366,400	370,672
Series 2019-1A, Class B, 5.280% 4/20/44 (d)	206,867	215,283
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700% 3.978% FRN 1/20/31 (d)	490,000	487,551
TICP CLO VI Ltd, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.300% 5.603% FRN 1/15/29 (d)	350,000	345,324

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900% 4.021% FRN 10/20/32 (d)	$250,000	$249,992
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B 4.184% 12/15/20 (d)	230,000	230,261
Trinity Rail Leasing LP Series 2019-1A, Class A, 3.820% 4/17/49 (d)	686,993	713,361
Series 2018-1A, Class A2, 4.620% 6/17/48 (d)	430,000	461,734
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 3.736% 8/15/47 (d)	140,000	144,453
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (d)	476,964	475,278
Triton Container Finance VI LLC, Series 2017-1A, Class A 3.520% 6/20/42 (d)	147,754	147,362
VSE VOI Mortgage LLC, Series 2016-A, Class B 2.740% 7/20/33 (d)	47,339	47,384
Wave Usa Waav 4.581% 9/15/44 (d) (g)	635,000	634,999
Wendy’s Funding LLC, Series 2015-1A, Class A23 4.497% 6/15/45 (d)	336,000	340,220
Westgate Resorts LLC, Series 2017-1A, Class A 3.050% 12/20/30 (d)	123,313	123,825
Willis Engine Structured Trust III, Series 2017-A, Class A, 4.690% STEP 8/15/42 (d)	402,812	417,155
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (d)	247,943	258,167

		35,748,652

Student Loans ABS — 9.2%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 3.118% FRN 12/27/44 (d)	373,553	373,553
Access Group, Inc. Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 2.729% FRN 9/22/37	304,255	292,040
Series 2006-1, Class B, 3 mo. USD LIBOR + .450% 2.582% FRN 8/25/37	477,101	462,900
Series 2015-1, Class B, 3.645% 7/25/58 (d)	130,000	122,185

	Principal Amount	Value
AccessLex Institute Series 2004-A, Class A3, 28 day ARS, 1.699% FRN 7/01/39	$500,000	$492,749
Series 2003-A, Class A3, 3.260% 7/01/38	6,071	6,002
Brazos Higher Education Authority, Inc. 3.518% FRN 6/25/42 (h)	450,000	444,923
College Avenue Student Loans LLC Series 2019-A, Class C, 4.460% 12/28/48 (d)	225,000	228,645
Series 2019-A, Class D, 5.500% 12/28/48 (d)	174,000	176,381
Commonbond Student Loan Trust, Series 2017-AGS, Class C 5.280% 5/25/41 (d)	113,795	118,517
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (d)	106,972	104,298
DRB Prime Student Loan Trust, Series 2015-A, Class A2 3.060% 7/25/31 (d)	57,928	59,023
Earnest Student Loan Program LLC, Series 2016-D, Class A2 2.720% 1/25/41 (d)	122,739	122,944
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.368% FRN 7/26/66 (d)	411,708	414,677
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, Prime 1.150% 4.350% FRN 12/01/47 (d)	403,152	401,542
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450% 2.582% FRN 8/25/42	566,081	518,972
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS, 3 mo. USD LIBOR + .900% 3.032% FRN 11/25/36	19,725	19,728
Navient Private Education Refi Loan Trust, Series 2018-CA, Class B 4.220% 6/16/42 (d)	530,000	544,469
Navient Student Loan Trust Series 2017-5A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 7/26/66 (d)	274,742	273,702
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 2.918% FRN 12/27/67 (d)	700,000	699,999
Series 2019-BA, Class A2B, 1 mo. USD LIBOR + .980% 3.008% FRN 12/15/59 (d)	1,000,000	996,081
Series 2018-1A, Class B, 1 mo. USD LIBOR + 1.200% 3.218% FRN 3/25/67 (d)	250,000	247,356

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.318% FRN 3/25/66 (d)	$1,030,000	$1,047,758
Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 8/25/50	700,000	697,294
Series 2018-EA, Class B, 4.440% 12/15/59 (d)	140,000	153,724
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (d)	96,119	97,211
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.768% FRN 12/26/40 (d)	85,810	85,388
Nelnet Student Loan Trust Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.356% FRN 6/25/41	134,317	124,413
Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000% 3.018% FRN 11/25/36 (d)	200,000	190,212
Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000% 3.018% FRN 6/25/42 (d)	150,000	142,060
Series 2012-4A, Class B, 1 mo. USD LIBOR + 1.000% 3.018% FRN 7/26/49 (d)	350,000	335,043
Series 2005-4, Class A4R2, 28 day ARS 3.089% FRN 3/22/32	150,000	142,103
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/41 (d)	100,000	99,487
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 10/25/47 (d)	440,000	422,150
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 5/26/54 (d)	100,000	96,573
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 3.595% FRN 2/25/67 (d)	500,000	494,216
Pennsylvania Higher Education Assistance Agency, Series 2015-1A, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 4/25/45 (d)	130,000	121,553
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 2.968% FRN 11/25/65 (d)	356,974	357,873
SLM Student Loan Trust Series 2006-2, Class R, 0.000% 1/25/41	1,363	667,922
Series 2002-7, Class A11, 28 day ARS 1.836% FRN 3/15/28	50,000	50,000

	Principal Amount	Value
Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.416% FRN 1/27/42	$100,000	$94,113
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.426% FRN 4/25/40	133,059	123,135
Series 2005-4, Class A4, 3 mo. USD LIBOR + .170% 2.446% FRN 7/25/40	700,000	662,149
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.476% FRN 1/27/42	341,307	313,693
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.476% FRN 1/25/70	179,068	166,595
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.486% FRN 10/25/40	150,669	140,369
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 3/25/44	367,087	345,222
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.566% FRN 1/25/44	365,054	341,067
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.576% FRN 1/25/41	449,173	420,097
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.746% FRN 10/25/64	122,039	115,526
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.876% FRN 10/25/65 (d)	910,000	897,523
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/43	310,000	304,013
Series 2013-4, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 12/28/70	605,000	586,025
Series 2013-1, Class B,, 1 mo. USD LIBOR + 1.800% 3.818% FRN 11/25/70	381,000	380,412
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	50,000	50,000
Series 2002-7, Class B, 28 day ARS 5.550% FRN 12/15/39	600,000	599,333
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (d)	150,901	151,560
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.898% FRN 7/15/36 (d)	101,000	100,597
Series 2019-A, Class B, 4.000% 11/17/42 (d)	185,000	199,912

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-C, Class C, 4.500% 9/17/46 (d)	$350,000	$370,089
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (d)	200	175,000
Series 2018-A, Class R1, 0.000% 2/25/42 (d)	1,000,000	782,400
Series 2019-A, Class R1, 0.000% 6/15/48 (d)	1,361,200	408,360
Series 2017-D, Class R1, 0.000% 9/25/40 (d)	1,000,000	542,700
Series 2018-D, Class R1, 0.000% 2/25/48 (d)	911,500	314,467
Series 2017-D, Class BFX, 3.610% 9/25/40 (d)	500,000	536,569
Series 2017-C, Class C, 4.210% VRN 7/25/40 (d) (h)	180,000	192,352
Series 2017-A, Class C, 4.430% VRN 3/26/40 (d) (h)	170,000	186,877
South Carolina Student Loan Corp. Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500% 3.518% FRN 1/25/36	108,241	108,793
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.600% FRN 8/01/35	550,000	554,352

		22,608,966

WL Collateral CMO — 1.0%
Angel Oak Mortgage Trust I LLC Series 2019-4, Class M1, 3.459% VRN 7/26/49 (d) (h)	492,000	495,498
Series 2019-2, Class M1, 4.065% VRN 3/25/49 (d) (h)	260,000	268,381
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.639% VRN 8/25/34 (h)	17,313	17,123
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (h)	2,336	2,250
Series 2004-2, Class 1A1, 4.612% VRN 2/25/34 (h)	10,167	9,579
Deephaven Residential Mortgage Trust Series 2019-3A, Class M1, 3.405% VRN 7/25/59 (d) (h)	800,000	801,208
Series 2019-1A, Class M1, 4.402% VRN 1/25/59 (d) (h)	250,000	260,515
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.308% VRN 8/25/34 (h)	3,705	3,696
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.086% VRN 8/25/34 (h)	24,697	24,028

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (d) (h)	$435,733	$435,083
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (h)	1,046	1,012
Series 2003-A4, Class IA, 4.764% VRN 7/25/33 (h)	1,120	1,090
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.266% VRN 3/25/34 (h)	10,577	10,336
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.846% FRN 4/25/44	29,843	29,474

		2,359,273

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $72,827,355)		74,023,960

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	440,000	573,104
Mexico Government International Bond 4.750% 3/08/44	554,000	599,705
6.750% 9/27/34	375,000	504,375

		1,677,184

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,545,958)		1,677,184

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 20.9%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2, 4.350% 7/25/49 (d)	439,000	438,999
Series 2617, Class Z, 5.500% 5/15/33	86,449	96,722
Series 2693, Class Z, 5.500% 10/15/33	155,085	169,227
Series 2178, Class PB, 7.000% 8/15/29	9,189	10,122

		715,070

Pass-Through Securities — 20.3%
Federal Home Loan Mortgage Corp. Pool #SB8013 2.500% 9/01/34	1,537,291	1,550,830
Pool #B18677 5.000% 1/01/20	24	24
Pool #G01311 7.000% 9/01/31	820	942

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C80207 7.500% 9/01/24	$587	$640
Pool #C00530 7.500% 7/01/27	600	677
Pool #C00563 7.500% 11/01/27	2,157	2,447
Pool #C00612 7.500% 4/01/28	85	97
Pool #C55867 7.500% 2/01/30	2,492	2,784
Federal National Mortgage Association Pool #MA3797 2.500% 10/01/34 (g)	2,900,000	2,925,539
Pool #AR3007 3.000% 2/01/43	196,450	202,220
Pool #AV2325 3.500% 12/01/28	95,276	99,261
Pool #AV1897 3.500% 12/01/28	31,662	32,986
Pool #AS1304 3.500% 12/01/28	185,950	193,727
Pool #BF0196 3.500% 2/01/41	250,825	263,146
Pool #MA1356 3.500% 2/01/43	1,185,828	1,242,226
Pool #BJ0686 4.000% 4/01/48	1,140,762	1,190,876
Pool #CA2039 4.000% 7/01/48	1,056,738	1,100,519
Pool #CA1951 4.000% 7/01/48	565,726	591,286
Pool #BN5342 4.000% 3/01/49	5,490,051	5,693,487
Pool #MA3638 4.000% 4/01/49	1,530,372	1,587,440
Pool #725692 1 year CMT + 2.137% 4.473% FRN 10/01/33	38,277	40,299
Pool #CA1909 4.500% 6/01/48	1,646,362	1,742,275
Pool #CA1952 4.500% 6/01/48	701,759	743,081
Pool #BK7877 4.500% 7/01/48	419,672	444,384
Pool #MA3522 4.500% 11/01/48	613,151	646,620
Pool #MA3537 4.500% 12/01/48	592,693	624,490
Pool #MA3564 4.500% 1/01/49	580,706	611,134
Pool #BN5241 4.500% 2/01/49	4,139,815	4,355,440
Pool #MA3639 4.500% 4/01/49	1,834,014	1,930,113
Pool #888586 1 year CMT + 2.197% 4.548% FRN 10/01/34	100,339	105,640
Pool #735010 5.000% 11/01/19	21	21
Pool #AD6437 5.000% 6/01/40	66,637	73,235
Pool #AD6996 5.000% 7/01/40	435,370	478,478
Pool #AL8173 5.000% 2/01/44	170,663	186,548
Pool #575579 7.500% 4/01/31	4,514	5,226
Pool #535996 7.500% 6/01/31	731	846
Government National Mortgage Association Pool #581417 7.000% 7/15/32	1,760	2,012
Government National Mortgage Association I Pool #579140 6.500% 1/15/32	635	716
Pool #587280 6.500% 9/15/32	996	1,114
Pool #550659 6.500% 9/15/35	67,963	78,400
Pool #538689 6.500% 12/15/35	15,513	17,843
Pool #780651 7.000% 10/15/27	878	974
Pool #462384 7.000% 11/15/27	449	498
Pool #482668 7.000% 8/15/28	848	953
Pool #506804 7.000% 5/15/29	5,015	5,487
Pool #423836 8.000% 8/15/26	575	641
Pool #444619 8.000% 3/15/27	5,706	6,320

	Principal Amount	Value
Government National Mortgage Association II TBA Pool #1635 3.500% 10/01/48 (g)	$11,100,000	$11,499,773
Pool #1367 4.000% 10/01/48 (g)	5,325,000	5,537,168
Uniform Mortgage Backed Securities TBA Pool #7180 3.000% 8/01/33 (g)	1,225,000	1,251,988
Pool #21133 4.500% 10/01/48 (g)	2,460,000	2,590,111

		49,662,982

Whole Loans — 0.3%
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 4.168% FRN 9/25/31 (d)	150,000	150,696
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 4.318% FRN 8/25/31 (d)	531,000	534,438
Series 2019-R04, Class 2M2, 1 mo. USD LIBOR + 2.100% 4.504% FRN 6/25/39 (d)	200,000	200,484

		885,618

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $50,940,726)		51,263,670

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds & Notes — 2.9%
U.S. Treasury Bond 2.500% 5/15/46 (i)	3,800,000	4,092,273
3.500% 2/15/39	275,000	344,448
U.S. Treasury Note 1.500% 8/15/22	2,000,000	1,995,469
2.250% 8/15/49	600,000	617,180

		7,049,370

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,723,805)		7,049,370

TOTAL BONDS & NOTES (Cost $229,337,601)		235,882,689

TOTAL PURCHASED OPTIONS (#) — 0.8% (Cost $2,088,627)		2,018,057

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (a) (b) (c)	150	$3,812

TOTAL WARRANTS (Cost $0)		3,812

MUTUAL FUNDS — 1.2%
Diversified Financial Services — 1.2%
State Street Navigator Securities Lending Prime Portfolio (j)	2,921,048	2,921,048

TOTAL MUTUAL FUNDS (Cost $2,921,048)		2,921,048

TOTAL LONG-TERM INVESTMENTS (Cost $234,689,504)		241,119,904

	Principal Amount
SHORT-TERM INVESTMENTS — 11.2%
Commercial Paper — 11.2%
AT&T, Inc. 2.398% 11/12/19 (d)	$2,000,000	1,994,556
DowDuPont, Inc. 2.383% 10/21/19 (d)	2,000,000	1,997,408
EI Dupont 2.362% 10/15/19 (d)	2,000,000	1,998,142
Entergy Corp. 2.480% 10/28/19 (d)	1,000,000	998,122
2.496% 10/08/19 (d)	1,000,000	999,500
ERAC USA Finance LLC 2.317% 10/03/19 (d)	2,500,000	2,499,501
FMC Tech, Inc. 2.286% 10/08/19 (d)	2,000,000	1,998,960
General Electric Co. 2.273% 11/18/19	1,000,000	996,893
2.278% 1/02/20	1,000,000	994,013
Mondelez International, Inc. 2.320% 10/17/19 (d)	1,000,000	998,934
Parker-Hannifin Corp. 2.292% 11/07/19 (d)	3,000,000	2,993,024
Reckitt Benckiser Group PLC 2.483% 1/24/20 (d)	1,000,000	992,669
Vodafone Group PLC 2.273% 12/03/19 (d)	3,000,000	2,988,000
Volkswagen Credit, Inc. 2.314% 11/21/19 (d)	2,500,000	2,491,749

	Principal Amount	Value
Walgreens Boots Alliance, Inc. 2.305% 3/05/20	$2,500,000	$2,474,945

		27,416,416

TOTAL SHORT-TERM INVESTMENTS (Cost $27,418,084)		27,416,416

TOTAL INVESTMENTS — 109.6% (Cost $262,107,588) (k)		268,536,320

Other Assets/(Liabilities) — (9.6)%		(23,615,567)

NET ASSETS — 100.0%		$244,920,753

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $4,619 or 0.00% of net assets.

(c)	Non-income producing security.
(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $123,532,422 or 50.44% of net assets.

(e)	Security is perpetual and has no stated maturity date.
(f)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $2,860,876 or 1.17% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.
(i)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(j)	Represents investment of security lending collateral. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD 4,035,000	$375,527	$201,719	$173,808

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD 4,455,000	454,974	213,840	241,134

								830,501	415,559	414,942

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 16,440,000	$597,230	$821,885	$(224,655)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 17,770,000	590,326	851,183	(260,857)

								1,187,556	1,673,068	(485,512)

								$2,018,057	$2,088,627	$(70,570)

*	Contracts are subject to a Master Netting Agreement.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/16/19	EUR	89,230	CZK	2,290,460	$558
Bank of America N.A.*	10/16/19	EUR	221,000	HUF	72,162,357	6,053
Bank of America N.A.*	10/16/19	EUR	46,657	USD	52,000	(1,093)
Bank of America N.A.*	10/16/19	USD	100,720	SEK	952,470	3,876
Bank of America N.A.*	10/22/19	AUD	360,122	USD	252,840	(9,603)
Bank of America N.A.*	10/22/19	CNH	859,611	USD	121,565	(1,220)
Bank of America N.A.*	10/22/19	USD	124,876	CNH	859,611	4,531
Bank of America N.A.*	10/29/19	ARS	4,085,058	USD	78,375	(13,935)
Bank of America N.A.*	11/12/19	USD	142,000	EUR	129,832	58
Bank of America N.A.*	11/12/19	USD	150,655	ILS	521,653	277
Barclays Bank PLC*	10/09/19	MXN	1,980,784	USD	98,000	2,255
Barclays Bank PLC*	10/16/19	CZK	2,290,460	EUR	88,901	(198)
Barclays Bank PLC*	10/16/19	EUR	438,742	USD	497,511	(18,799)
Barclays Bank PLC*	10/16/19	RUB	6,769,970	USD	106,346	(2,145)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	10/16/19	SEK	952,470	USD	102,124	$(5,280)
Barclays Bank PLC*	10/16/19	USD	132,000	RUB	8,525,880	772
Barclays Bank PLC*	10/16/19	USD	101,147	ZAR	1,424,300	7,275
Barclays Bank PLC*	10/16/19	ZAR	1,424,300	USD	94,296	(424)
Barclays Bank PLC*	10/22/19	INR	10,342,280	USD	148,788	(3,145)
Barclays Bank PLC*	10/22/19	MYR	826,646	USD	201,033	(3,652)
Barclays Bank PLC*	10/22/19	USD	100,000	MYR	412,750	1,446
Barclays Bank PLC*	10/22/19	USD	101,815	SGD	138,453	1,621
Barclays Bank PLC*	10/29/19	ARS	951,569	USD	19,000	(3,990)
Barclays Bank PLC*	11/19/19	USD	96,000	IDR	1,364,352,000	368
Barclays Bank PLC*	11/19/19	USD	174,000	SGD	240,398	(26)
BNP Paribas SA*	10/09/19	USD	98,618	CLP	67,114,500	6,562
BNP Paribas SA*	10/22/19	USD	253,786	THB	7,835,390	(2,482)
BNP Paribas SA*	10/29/19	ARS	8,662,882	USD	163,000	(26,348)
Citibank N.A.*	10/09/19	BRL	981,628	USD	251,525	(15,387)
Citibank N.A.*	10/09/19	CLP	67,114,500	USD	93,919	(1,863)
Citibank N.A.*	10/09/19	COP	335,895,000	USD	98,000	(1,509)
Citibank N.A.*	10/09/19	USD	41,000	BRL	170,978	(130)
Citibank N.A.*	10/09/19	USD	245,000	CLP	173,925,500	6,440
Citibank N.A.*	10/16/19	HUF	28,212,800	EUR	86,281	(2,234)
Citibank N.A.*	10/16/19	PLN	1,904,384	EUR	443,848	(9,308)
Citibank N.A.*	10/16/19	EUR	86,401	HUF	28,212,800	2,364
Citibank N.A.*	10/16/19	ILS	24,627	USD	7,000	89
Citibank N.A.*	10/16/19	USD	292,000	EUR	260,873	7,360
Citibank N.A.*	10/16/19	USD	102,565	ILS	362,300	(1,729)
Citibank N.A.*	10/22/19	NZD	74,735	USD	48,926	(2,106)
Citibank N.A.*	10/22/19	PHP	5,303,145	USD	102,084	176
Citibank N.A.*	10/22/19	THB	7,835,390	USD	253,826	2,442
Citibank N.A.*	10/22/19	USD	99,701	IDR	1,411,134,000	500
Citibank N.A.*	10/22/19	USD	103,337	PHP	5,303,145	1,077
Citibank N.A.*	10/22/19	USD	245,000	THB	7,579,810	(2,909)
Citibank N.A.*	10/23/19	USD	100,834	JPY	10,836,650	474
Citibank N.A.*	10/29/19	USD	8,105	ARS	526,800	(205)
Citibank N.A.*	11/05/19	CLP	108,567,140	USD	151,987	(2,995)
Citibank N.A.*	11/05/19	USD	161,875	CLP	113,654,390	5,902
Citibank N.A.*	11/12/19	PLN	35,066	EUR	8,000	3
Citibank N.A.*	11/12/19	PLN	35,225	EUR	8,000	43
Citibank N.A.*	11/19/19	USD	95,581	SGD	132,570	(388)
Goldman Sachs International*	10/16/19	RUB	9,725,080	USD	148,000	1,685
Goldman Sachs International*	10/29/19	ARS	507,150	USD	9,000	(1,000)
JP Morgan Chase Bank N.A.*	10/09/19	USD	48,000	BRL	196,994	612
JP Morgan Chase Bank N.A.*	10/16/19	HUF	41,855,829	EUR	125,000	(35)
JP Morgan Chase Bank N.A.*	10/16/19	USD	101,613	CHF	99,609	1,688
JP Morgan Chase Bank N.A.*	10/16/19	USD	248,531	EUR	224,525	3,551
JP Morgan Chase Bank N.A.*	10/16/19	USD	147,000	KZT	57,728,189	(1,363)
JP Morgan Chase Bank N.A.*	10/22/19	PKR	3,550,762	USD	21,941	642
JP Morgan Chase Bank N.A.*	10/22/19	USD	148,506	INR	10,342,280	2,863
JP Morgan Chase Bank N.A.*	10/22/19	USD	50,316	NZD	74,735	3,496

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	10/29/19	ARS	4,867,858	USD	87,441	$(10,653)
JP Morgan Chase Bank N.A.*	11/19/19	PKR	763,105	USD	4,740	78
JP Morgan Chase Bank N.A.*	11/19/19	USD	50,000	IDR	710,350,000	209
JP Morgan Chase Bank N.A.*	12/17/19	PKR	1,271,842	USD	7,900	76

						$(68,732)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/19	80	$15,665,257	$(312,757)
U.S. Treasury Note 2 Year	12/31/19	112	24,204,652	(68,652)
U.S. Treasury Note 5 Year	12/31/19	47	5,630,235	(30,258)

				$(411,667)

Short
90 Day Eurodollar	12/16/19	3	$(730,078)	$(5,222)
U.S. Treasury Long Bond	12/19/19	25	(4,107,536)	49,723
U.S. Treasury Ultra 10 Year	12/19/19	11	(1,566,824)	355
90 Day Eurodollar	3/16/20	2	(487,093)	(4,557)
90 Day Eurodollar	6/15/20	2	(487,381)	(4,844)
90 Day Eurodollar	9/14/20	2	(487,593)	(5,032)
90 Day Eurodollar	12/14/20	2	(487,568)	(5,057)
90 Day Eurodollar	3/15/21	2	(487,743)	(5,282)
90 Day Eurodollar	9/13/21	3	(731,728)	(7,997)
90 Day Eurodollar	3/14/22	3	(731,503)	(8,147)
90 Day Eurodollar	9/19/22	3	(731,203)	(8,222)
90 Day Eurodollar	3/13/23	2	(487,168)	(5,632)
90 Day Eurodollar	12/18/23	3	(730,078)	(8,710)
90 Day Eurodollar	12/16/24	6	(1,458,355)	(17,870)

				$(36,494)

Currency Legend

ARS	Argentinean Peso
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Currency Legend (Continued)

KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PKR	Pakistan Rupee
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

Country weightings, as a percentage of net assets, is as follows:

United States	81.1%
Cayman Islands	6.1%
Canada	2.2%
United Kingdom	1.9%
Mexico	1.1%
Bermuda	1.1%
Netherlands	1.1%
Ireland	0.6%
Finland	0.4%
Luxembourg	0.4%
Switzerland	0.4%
Norway	0.3%
Australia	0.3%
Saudi Arabia	0.3%
Colombia	0.2%
Germany	0.2%
Denmark	0.2%
Spain	0.2%
Panama	0.1%
France	0.1%
Chile	0.1%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 0.4%

COMMON STOCK — 0.4%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Inc. (Escrow Shares) (a) (b) (c)	5,428,000	$-
The Newark Group, Inc. (a) (b) (c)	329,969	9,899

		9,899

Energy — 0.4%
Oil & Gas — 0.4%
Fieldwood Energy LLC (c)	44,668	1,105,533
Fieldwood Energy LLC (c)	10,960	271,260
Jupiter Resources, Inc. (c)	610,239	915,359

		2,292,152

TOTAL COMMON STOCK (Cost $9,535,130)		2,302,051

PREFERRED STOCK — 0.0%
Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Pinnacle Agriculture Holdings LLC (c)	2,011,244	93,120

TOTAL PREFERRED STOCK (Cost $1,282,343)		93,120

TOTAL EQUITIES (Cost $10,817,473)		2,395,171

	Principal Amount
BONDS & NOTES — 98.0%

BANK LOANS — 5.2%
Aerospace & Defense — 1.1%
TransDigm, Inc., 2018 Term Loan F, 1 mo. LIBOR + 2.500% 4.544% VRN 6/09/23	$4,042,222	4,028,882
Veritas Bermuda Ltd., USD Repriced Term Loan B, 1 mo. LIBOR + 4.500% 6.604% VRN 1/27/23	2,480,916	2,339,033

		6,367,915

Electronics — 0.1%
Vertafore, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.250% 5.294% VRN 7/02/25	416,850	404,503

Health Care – Services — 0.4%
Banff Merger Sub, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 4.250% 6.294% VRN 10/02/25	2,259,907	2,172,426

	Principal Amount	Value
Oil & Gas — 0.7%
Fieldwood Energy LLC Exit 1st Lien Term Loan, 3 mo. LIBOR + 5.250% 7.506% VRN 4/11/22	$2,255,879	$1,950,072
Exit 2nd Lien Term Loan, 3 mo. LIBOR + 7.250% 9.506% VRN 4/11/23	3,084,695	2,282,674

		4,232,746

Packaging & Containers — 1.9%
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250% 5.590% VRN 4/03/24	5,166,719	5,053,361
Consolidated Energy Finance, SA, Term Loan B, 3 mo. LIBOR + 2.500% 4.547% VRN 5/07/25	3,166,644	3,063,729
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.750% 4.794% VRN 2/05/23	2,359,387	2,362,336

		10,479,426

Telecommunications — 1.0%
CenturyLink, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.750% 4.794% VRN 1/31/25	5,924,623	5,881,847

TOTAL BANK LOANS (Cost $29,651,769)		29,538,863

CORPORATE DEBT — 92.8%
Aerospace & Defense — 2.1%
Moog, Inc. 5.250% 12/01/22 (d)	874,000	888,204
TransDigm, Inc. 6.375% 6/15/26	1,510,000	1,589,275
Triumph Group, Inc. 4.875% 4/01/21	1,886,000	1,887,509
5.250% 6/01/22	1,825,000	1,815,145
6.250% 9/15/24 (d)	1,347,000	1,401,149
7.750% 8/15/25 (e)	4,319,000	4,358,087

		11,939,369

Agriculture — 0.5%
JBS Investments II GmbH 7.000% 1/15/26 (d)	1,574,000	1,698,330
Pinnacle Operating Corp. 9.000% 5/15/23 (d)	2,930,270	1,025,595

		2,723,925

Airlines — 2.4%
American Airlines Group, Inc. 5.500% 10/01/19 (d)	6,233,000	6,233,000
4.625% 3/01/20 (d)	4,556,000	4,584,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.000% 6/01/22 (d)	$2,466,000	$2,560,571

		13,378,046

Auto Manufacturers — 0.7%
Allison Transmission, Inc. 4.750% 10/01/27 (d)	2,473,000	2,537,916
5.875% 6/01/29 (d)	1,113,000	1,207,605

		3,745,521

Building Materials — 1.7%
James Hardie International Finance DAC 4.750% 1/15/25 (d)	1,027,000	1,057,810
5.000% 1/15/28 (d)	1,668,000	1,730,550
PGT Escrow Issuer, Inc. 6.750% 8/01/26 (d)	1,279,000	1,378,123
Standard Industries, Inc. 4.750% 1/15/28 (d)	5,235,000	5,411,210

		9,577,693

Chemicals — 1.4%
CF Industries, Inc. 5.375% 3/15/44	894,000	900,283
Consolidated Energy Finance SA 6.875% 6/15/25 (d)	3,146,000	3,153,865
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA 8.375% 12/01/22 (d)	3,800,000	3,961,500

		8,015,648

Coal — 3.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% 5/01/25 (d)	1,701,000	1,679,737
Peabody Energy Corp. 6.000% 3/31/22 (d)	8,054,000	8,094,270
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (d)	5,145,000	4,579,050
Warrior Met Coal, Inc. 8.000% 11/01/24 (d)	2,960,000	3,078,400

		17,431,457

Commercial Services — 1.6%
Nielsen Finance LLC/Nielsen Finance Co. 5.000% 4/15/22 (d)	3,874,000	3,884,847
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250% 5/15/23 (d)	2,214,000	2,327,578
Service Corp. International 5.125% 6/01/29	1,625,000	1,736,719
TMS International Holding Corp. 7.250% 8/15/25 (d)	1,046,000	896,945

		8,846,089

	Principal Amount	Value
Computers — 0.5%
Dell International LLC/EMC Corp. 7.125% 6/15/24 (d)	$1,819,000	$1,917,226
MTS Systems Corp. 5.750% 8/15/27 (d)	579,000	602,160
Western Digital Corp. 4.750% 2/15/26	447,000	459,851

		2,979,237

Distribution & Wholesale — 0.1%
Performance Food Group, Inc. 5.500% 10/15/27 (d)	551,000	579,928

Diversified Financial Services — 3.8%
Ally Financial, Inc. 3.875% 5/21/24	1,850,000	1,914,380
Avolon Holdings Funding Ltd. 5.125% 10/01/23 (d)	1,531,000	1,624,391
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (d)	6,000,000	6,075,000
LPL Holdings, Inc. 5.750% 9/15/25 (d)	4,012,000	4,172,480
Park Aerospace Holdings Ltd. 5.500% 2/15/24 (d)	1,000,000	1,080,400
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750% 6/15/22 (d)	6,576,000	6,801,557

		21,668,208

Electric — 2.8%
NextEra Energy Operating Partners LP 4.250% 7/15/24 (d)	1,750,000	1,802,500
NRG Energy, Inc. 5.250% 6/15/29 (d)	1,660,000	1,784,998
7.250% 5/15/26	3,737,000	4,092,949
Vistra Operations Co. LLC 3.550% 7/15/24 (d)	2,302,000	2,317,279
4.300% 7/15/29 (d)	2,779,000	2,851,274
5.000% 7/31/27 (d)	2,691,000	2,770,869

		15,619,869

Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc. 7.750% 1/15/27 (d)	1,753,000	1,953,193

Entertainment — 0.4%
Boyne USA, Inc. 7.250% 5/01/25 (d)	632,000	688,627
Cedar Fair LP 5.250% 7/15/29 (d)	632,000	676,240
WMG Acquisition Corp. 5.000% 8/01/23 (d)	614,000	627,815

		1,992,682

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.2%
Clean Harbors, Inc. 4.875% 7/15/27 (d)	$638,000	$665,912
5.125% 7/15/29 (d)	325,000	344,500

		1,010,412

Foods — 5.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 7.500% 3/15/26 (d)	1,430,000	1,590,875
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 5.875% 2/15/28 (d)	1,136,000	1,202,388
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.500% 1/15/30 (d)	3,745,000	3,969,625
JBS USA LUX SA/JBS USA Finance, Inc. 5.750% 6/15/25 (d)	1,329,000	1,384,579
5.875% 7/15/24 (d)	2,060,000	2,121,903
6.500% 4/15/29 (d)	4,969,000	5,515,491
6.750% 2/15/28 (d)	2,816,000	3,118,720
Kraft Heinz Foods Co. 3.750% 4/01/30 (d)	801,000	808,479
Pilgrim’s Pride Corp. 5.750% 3/15/25 (d)	815,000	843,525
5.875% 9/30/27 (d)	1,756,000	1,885,944
Post Holdings, Inc. 5.500% 3/01/25 (d)	1,003,000	1,050,643
5.500% 12/15/29 (d)	2,185,000	2,277,862
5.625% 1/15/28 (d)	1,513,000	1,603,780
5.750% 3/01/27 (d)	1,241,000	1,315,708
Simmons Foods, Inc. 7.750% 1/15/24 (d)	1,051,000	1,137,707
Smithfield Foods, Inc. 5.200% 4/01/29 (d)	1,063,000	1,169,834

		30,997,063

Hand & Machine Tools — 1.1%
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.000% 2/15/23 (d)	5,236,000	4,646,950
Colfax Corp. 6.000% 2/15/24 (d)	677,000	716,503
6.375% 2/15/26 (d)	723,000	777,903

		6,141,356

Health Care – Products — 2.9%
Avanos Medical, Inc. 6.250% 10/15/22	3,824,000	3,886,140
Avantor, Inc. 6.000% 10/01/24 (d)	260,000	278,598

	Principal Amount	Value
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (d)	$12,295,000	$12,008,526

		16,173,264

Health Care – Services — 4.0%
Catalent Pharma Solutions, Inc. 5.000% 7/15/27 (d)	751,000	779,163
Centene Corp. 5.375% 6/01/26 (d)	226,000	236,453
Envision Healthcare Corp. 8.750% 10/15/26 (d)	5,174,000	3,156,140
HCA, Inc. 5.875% 2/15/26	3,067,000	3,428,293
RegionalCare Hospital Partners Holdings, Inc. 8.250% 5/01/23 (d)	4,006,000	4,261,382
Tenet Healthcare Corp. 4.625% 9/01/24 (d)	806,000	829,116
4.875% 1/01/26 (d)	2,600,000	2,668,250
5.125% 11/01/27 (d)	2,600,000	2,686,710
6.250% 2/01/27 (d)	2,633,000	2,742,401
8.125% 4/01/22	968,000	1,046,940
WellCare Health Plans, Inc. 5.250% 4/01/25	902,000	939,207

		22,774,055

Home Builders — 1.8%
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (d)	827,000	843,540
6.500% 12/15/20 (d) (e)	2,057,000	2,057,617
M/I Homes, Inc. 5.625% 8/01/25	1,629,000	1,677,870
6.750% 1/15/21	1,262,000	1,274,620
Mattamy Group Corp. 6.500% 10/01/25 (d)	3,597,000	3,776,850
6.875% 12/15/23 (d)	676,000	703,040

		10,333,537

Household Products & Wares — 0.1%
Spectrum Brands, Inc. 5.000% 10/01/29 (d)	359,000	365,283

Housewares — 0.3%
Newell Brands, Inc. 4.200% 4/01/26	1,491,000	1,559,941

Insurance — 1.5%
Acrisure LLC/Acrisure Finance, Inc. 7.000% 11/15/25 (d)	3,199,000	2,982,428
8.125% 2/15/24 (d)	448,000	482,720
CNO Financial Group, Inc. 5.250% 5/30/29	4,144,000	4,537,680
York Risk Services Holding Corp. 8.500% 10/01/22 (d)	617,000	630,111

		8,632,939

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 1.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250% 12/01/27 (d)	$1,519,000	$1,596,849
Netflix, Inc. 5.375% 11/15/29 (d)	2,115,000	2,204,887
5.875% 2/15/25	368,000	404,116
5.875% 11/15/28	1,961,000	2,130,234

		6,336,086

Investment Companies — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.375% 12/15/25	4,385,000	4,610,882

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 5.950% 1/15/21	2,166,000	2,213,381

Leisure Time — 1.9%
Brunswick Corp. 7.375% 9/01/23	650,000	740,205
7.125% 8/01/27	4,494,000	5,324,043
Carlson Travel, Inc. 6.750% 12/15/23 (d)	1,198,000	1,224,955
9.500% 12/15/24 (d)	3,108,000	3,131,310

		10,420,513

Lodging — 1.4%
Marriott Ownership Resorts, Inc. 5.625% 4/15/23	2,917,000	3,001,301
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250% 5/15/27 (d)	1,526,000	1,567,965
5.500% 3/01/25 (d)	3,361,000	3,538,461

		8,107,727

Machinery – Diversified — 0.9%
Wabtec Corp. 3.450% 11/15/26	5,032,000	5,085,473

Media — 13.3%
Altice Financing SA 6.625% 2/15/23 (d)	2,100,000	2,155,124
7.500% 5/15/26 (d)	3,289,000	3,494,530
Block Communications, Inc. 6.875% 2/15/25 (d)	1,933,000	2,015,153
CCO Holdings LLC / CCO Holdings Capital Corp. 4.750% 3/01/30 (d) (f)	4,242,000	4,306,521
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/01/29 (d)	2,500,000	2,662,500
5.750% 1/15/24	811,000	829,248
5.875% 4/01/24 (d)	2,490,000	2,598,215
5.875% 5/01/27 (d)	6,402,000	6,770,115

	Principal Amount	Value
Clear Channel Worldwide Holdings, Inc. 5.125% 8/15/27 (d)	$1,740,000	$1,812,819
9.250% 2/15/24 (d)	865,000	950,341
CSC Holdings LLC 5.750% 1/15/30 (d) (f)	3,360,000	3,511,603
7.500% 4/01/28 (d)	2,001,000	2,253,426
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375% 8/15/26 (d)	2,574,000	2,670,525
6.625% 8/15/27 (d) (e)	1,344,000	1,394,400
DISH DBS Corp. 5.000% 3/15/23	902,000	911,291
7.750% 7/01/26	3,033,000	3,086,077
GCI LLC 6.625% 6/15/24 (d)	1,207,000	1,302,051
6.875% 4/15/25	2,767,000	2,912,268
Midcontinent Communications / Midcontinent Finance Corp. 5.375% 8/15/27 (d)	930,000	978,825
Neptune Finco Corp. 6.625% 10/15/25 (d)	269,000	287,911
Nexstar Broadcasting, Inc. 5.875% 11/15/22	2,767,000	2,829,258
Nexstar Escrow, Inc. 5.625% 7/15/27 (d)	1,166,000	1,221,385
Scripps Escrow, Inc. 5.875% 7/15/27 (d)	728,000	739,830
Sirius XM Radio, Inc. 4.625% 7/15/24 (d)	3,046,000	3,158,184
5.375% 4/15/25 (d)	1,799,000	1,864,214
5.375% 7/15/26 (d)	2,668,000	2,801,026
5.500% 7/01/29 (d)	4,802,000	5,126,135
Videotron Ltd. 5.125% 4/15/27 (d)	280,000	296,100
Virgin Media Secured Finance PLC 5.500% 8/15/26 (d)	647,000	678,735
5.500% 5/15/29 (d)	7,354,000	7,675,737
Ziggo BV 5.500% 1/15/27 (d)	1,611,000	1,678,984

		74,972,531

Mining — 4.8%
Compass Minerals International, Inc. 4.875% 7/15/24 (d)	1,040,000	1,024,400
First Quantum Minerals Ltd. 6.500% 3/01/24 (d)	2,110,000	2,012,412
6.875% 3/01/26 (d)	1,191,000	1,134,428
7.500% 4/01/25 (d)	4,796,000	4,712,070
Hecla Mining Co. 6.875% 5/01/21	6,442,000	6,377,580
Kinross Gold Corp. 4.500% 7/15/27	2,042,000	2,141,507

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.950% 3/15/24	$1,733,000	$1,928,916
6.875% 9/01/41	1,177,000	1,360,906
New Gold, Inc. 6.250% 11/15/22 (d)	2,665,000	2,672,195
6.375% 5/15/25 (d)	1,608,000	1,500,827
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125% 11/01/22 (d)	3,748,000	2,201,950

		27,067,191

Miscellaneous – Manufacturing — 0.9%
Amsted Industries, Inc. 5.375% 9/15/24 (d)	2,263,000	2,311,089
5.625% 7/01/27 (d)	2,783,000	2,936,065

Office Equipment/Supplies — 0.3%
Xerox Corp. 4.125% STEP 3/15/23	1,543,000	1,568,074

Oil & Gas — 4.9%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22 (e)	3,441,000	3,320,565
7.750% 4/15/23	660,000	612,150
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250% 10/15/25 (d)	3,278,000	1,098,130
Laredo Petroleum, Inc. 5.625% 1/15/22	3,050,000	2,867,000
Neptune Energy Bondco PLC 6.625% 5/15/25 (d)	2,750,000	2,825,625
Oasis Petroleum, Inc. Convertible, 2.625% 9/15/23	431,000	319,092
6.875% 1/15/23	1,447,000	1,324,005
Parkland Fuel Corp. 5.875% 7/15/27 (d)	1,149,000	1,205,657
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	2,247,000	2,317,236
7.250% 6/15/25	2,184,000	2,263,170
SM Energy Co. 6.625% 1/15/27	667,000	575,288
6.750% 9/15/26	2,832,000	2,478,000
Tullow Oil PLC 6.250% 4/15/22 (d)	5,203,000	5,257,631
Whiting Petroleum Corp. 6.625% 1/15/26	1,783,000	1,203,525

		27,667,074

Oil & Gas Services — 0.4%
Welltec A/S 9.500% 12/01/22 (d)	2,492,000	2,442,160

Packaging & Containers — 1.1%
Mauser Packaging Solutions Holding Co. 7.250% 4/15/25 (d)	3,211,000	3,035,358

	Principal Amount	Value
Trident TPI Holdings, Inc. 9.250% 8/01/24 (d)	$1,614,000	$1,581,720
Trivium Packaging Finance BV 5.500% 8/15/26 (d)	1,366,000	1,435,939

		6,053,017

Pharmaceuticals — 2.2%
Bausch Health Americas, Inc. 9.250% 4/01/26 (d)	4,611,000	5,239,203
Bausch Health Cos., Inc. 5.500% 3/01/23 (d)	535,000	541,687
5.875% 5/15/23 (d)	258,000	261,225
6.125% 4/15/25 (d)	250,000	259,063
9.000% 12/15/25 (d)	870,000	976,575
Horizon Pharma USA, Inc. 5.500% 8/01/27 (d)	1,152,000	1,198,080
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500% 4/15/25 (d)	1,301,000	384,185
5.625% 10/15/23 (d) (e)	517,000	170,610
5.750% 8/01/22 (d)	484,000	181,500
Par Pharmaceutical, Inc. 7.500% 4/01/27 (d)	2,647,000	2,425,314
Teva Pharmaceutical Finance Netherlands III BV 6.000% 4/15/24 (e)	1,006,000	867,046

		12,504,488

Pipelines — 1.2%
Cheniere Energy Partners LP 4.500% 10/01/29 (d)	1,184,000	1,212,120
5.625% 10/01/26	2,397,000	2,543,577
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	635,000	637,381
6.250% 5/15/26	290,000	279,850
6.500% 10/01/25	2,243,000	2,186,925

		6,859,853

Real Estate — 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375% 4/01/27 (d) (e)	742,000	689,333

Real Estate Investment Trusts (REITS) — 1.5%
ESH Hospitality, Inc. 4.625% 10/01/27 (d)	1,689,000	1,695,334
Iron Mountain, Inc. 6.000% 8/15/23	1,000,000	1,023,600
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	1,778,000	1,862,455
6.375% 3/01/24	430,000	450,765
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	1,315,000	1,341,300

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ryman Hospitality Properties, Inc. 4.750% 10/15/27 (d)	$1,850,000	$1,903,261

		8,276,715

Retail — 2.2%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	3,484,000	2,621,710
Golden Nugget, Inc. 8.750% 10/01/25 (d)	2,257,000	2,352,922
KGA Escrow LLC 7.500% 8/15/23 (d)	1,402,000	1,468,595
Murphy Oil USA, Inc. 4.750% 9/15/29	1,194,000	1,220,865
Penske Automotive Group, Inc. 5.500% 5/15/26	3,689,000	3,858,141
Sonic Automotive, Inc. 5.000% 5/15/23	293,000	296,662
Yum! Brands, Inc. 4.750% 1/15/30 (d)	786,000	811,671

		12,630,566

Software — 3.9%
RP Crown Parent LLC 7.375% 10/15/24 (d)	1,073,000	1,115,920
SS&C Technologies, Inc. 5.500% 9/30/27 (d)	3,873,000	4,047,382
TIBCO Software, Inc. 11.375% 12/01/21 (d)	10,653,000	11,115,740
Veritas US, Inc./Veritas Bermuda Ltd. 10.500% 2/01/24 (d) (e)	6,327,000	5,979,015

		22,258,057

Storage/Warehousing — 0.6%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)	3,188,000	3,247,775

Telecommunications — 7.7%
CenturyLink, Inc. 6.750% 12/01/23 (e)	2,447,000	2,679,465
CommScope Technologies Finance LLC 6.000% 6/15/25 (d)	582,000	526,710
CommScope, Inc. 6.000% 3/01/26 (d)	617,000	638,472
8.250% 3/01/27 (d)	1,466,000	1,427,059
Hughes Satellite Systems Corp. 5.250% 8/01/26	2,809,000	3,005,630
6.625% 8/01/26	4,144,000	4,498,146
Inmarsat Finance PLC 6.500% 10/01/24 (d)	207,000	217,350
Intelsat Connect Finance SA 9.500% 2/15/23 (d)	2,204,000	2,038,017
Intelsat Jackson Holdings SA 8.500% 10/15/24 (d)	3,689,000	3,715,524
9.750% 7/15/25 (d)	2,276,000	2,377,282

	Principal Amount	Value
Sprint Capital Corp. 8.750% 3/15/32	$1,845,000	$2,275,715
Sprint Corp. 7.250% 9/15/21	885,000	944,384
7.625% 3/01/26	3,856,000	4,256,060
7.875% 9/15/23	4,646,000	5,103,445
T-Mobile USA, Inc. 4.500% 2/01/26	488,000	502,298
4.750% 2/01/28	1,328,000	1,389,752
5.375% 4/15/27	1,038,000	1,115,850
6.000% 4/15/24	877,000	909,888
6.500% 1/15/26	1,216,000	1,307,431
Telecom Italia SpA 5.303% 5/30/24 (d)	2,027,000	2,186,018
ViaSat, Inc. 5.625% 9/15/25 (d)	1,272,000	1,281,540
5.625% 4/15/27 (d)	796,000	835,800

		43,231,836

Toys, Games & Hobbies — 0.5%
Mattel, Inc. 2.350% 8/15/21	192,000	186,720
6.750% 12/31/25 (d)	2,428,000	2,533,472

		2,720,192

Transportation — 1.9%
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (d) (e)	6,737,000	6,046,457
XPO Logistics, Inc. 6.750% 8/15/24 (d)	4,277,000	4,640,545

		10,687,002

TOTAL CORPORATE DEBT (Cost $518,416,360)		523,335,795

TOTAL BONDS & NOTES (Cost $548,068,129)		552,874,658

	Number of Shares
WARRANTS — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Holding Corp. Tranche A, Expires 6/13/23, Strike price 31.25 (a) (b) (c)	5,301	2,651
Appvion Holding Corp. Tranche B, Expires 6/13/23, Strike price 31.25 (a) (b) (c)	5,301	663

		3,314

TOTAL WARRANTS (Cost $0)		3,314

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 3.8%
Diversified Financial Services — 3.8%
State Street Navigator Securities Lending Prime Portfolio (g)	21,256,820	$21,256,820

TOTAL MUTUAL FUNDS (Cost $21,256,820)		21,256,820

TOTAL LONG-TERM INVESTMENTS (Cost $580,142,422)		576,529,963

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Commercial Paper — 0.7%
Entergy Corp. 2.291% 11/20/19 (d)	$4,000,000	3,986,020

TOTAL SHORT-TERM INVESTMENTS (Cost $3,987,500)		3,986,020

TOTAL INVESTMENTS — 102.9% (Cost $584,129,922) (h)		580,515,983

Other Assets/(Liabilities) —(2.9)%		(16,199,406)

NET ASSETS — 100.0%		$564,316,577

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $13,213 or 0.00% of net assets.

(c)	Non-income producing security.
(d)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $378,117,074 or 67.00% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $20,816,499 or 3.69% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	Represents investment of security lending collateral. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.3%
Canada	6.3%
Luxembourg	3.1%
United Kingdom	3.0%
Cayman Islands	1.6%
Netherlands	1.3%
Ireland	0.5%
Denmark	0.4%
Italy	0.4%
Austria	0.3%

Total Long-Term Investments	102.2%
Short-Term Investments and Other Assets and Liabilities	(2.2)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 48.5%

COMMON STOCK — 48.4%
Basic Materials — 1.0%
Chemicals — 0.7%
Air Products & Chemicals, Inc.	10	$2,219
Celanese Corp.	720	88,049
CF Industries Holdings, Inc.	1,525	75,030
Dow, Inc. (a)	1,720	81,958
DuPont de Nemours, Inc.	2,320	165,439
Eastman Chemical Co.	894	66,004
Ecolab, Inc.	4	792
International Flavors & Fragrances, Inc. (b)	3	368
Linde PLC	1,324	256,485
LyondellBasell Industries NV Class A	1,180	105,575
The Mosaic Co.	1,000	20,500
PPG Industries, Inc.	388	45,982
The Sherwin-Williams Co.	7	3,849

		912,250

Forest Products & Paper — 0.1%
International Paper Co.	2,707	113,207

Iron & Steel — 0.1%
Nucor Corp.	3,061	155,835

Mining — 0.1%
Freeport-McMoRan, Inc.	2,748	26,299
Newmont Goldcorp Corp.	684	25,937

		52,236

		1,233,528

Communications — 8.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	3,133	67,548
Omnicom Group, Inc.	1,198	93,803

		161,351

Internet — 5.1%
Alphabet, Inc. Class A (a)	914	1,116,122
Alphabet, Inc. Class C (a)	796	970,324
Amazon.com, Inc. (a)	1,106	1,919,917
Booking Holdings, Inc. (a)	234	459,251
eBay, Inc.	3,165	123,372
Expedia Group, Inc.	103	13,844
F5 Networks, Inc. (a)	200	28,084
Facebook, Inc. Class A (a)	8,830	1,572,446
Netflix, Inc. (a)	792	211,955
Symantec Corp.	79	1,867
TripAdvisor, Inc. (a)	43	1,663
VeriSign, Inc. (a)	229	43,196

		6,462,041

	Number of Shares	Value
Media — 1.1%
CBS Corp. Class B	1,070	$43,196
Charter Communications, Inc. Class A (a)	96	39,563
Comcast Corp. Class A	18,962	854,807
Discovery, Inc. Class A (a) (b)	6,600	175,758
Discovery, Inc. Class C (a)	3,095	76,199
DISH Network Corp. Class A (a)	1,000	34,070
Fox Corp. Class A	273	8,609
Fox Corp. Class B (a)	433	13,657
News Corp. Class A	1,130	15,729
Viacom, Inc. Class B	2,990	71,850
The Walt Disney Co.	597	77,801

		1,411,239

Telecommunications — 1.9%
AT&T, Inc.	7,435	281,340
CenturyLink, Inc.	14,154	176,642
Cisco Systems, Inc.	19,124	944,917
Corning, Inc.	1,174	33,482
Juniper Networks, Inc.	1,048	25,938
Motorola Solutions, Inc.	764	130,193
Verizon Communications, Inc.	13,132	792,648

		2,385,160

		10,419,791

Consumer, Cyclical — 4.1%
Airlines — 0.4%
Alaska Air Group, Inc.	100	6,491
American Airlines Group, Inc.	400	10,788
Delta Air Lines, Inc.	3,300	190,080
Southwest Airlines Co.	2,066	111,585
United Airlines Holdings, Inc. (a)	1,700	150,297

		469,241

Apparel — 0.4%
Capri Holdings Ltd. (a)	400	13,264
Hanesbrands, Inc.	1,200	18,384
NIKE, Inc. Class B	3,884	364,786
PVH Corp.	240	21,175
Ralph Lauren Corp.	400	38,188
Tapestry, Inc.	84	2,188
Under Armour, Inc. Class C (a)	300	5,439
VF Corp.	400	35,596

		499,020

Auto Manufacturers — 0.3%
Ford Motor Co.	10,362	94,916
General Motors Co.	4,600	172,408
PACCAR, Inc.	1,834	128,398

		395,722

Auto Parts & Equipment — 0.0%
BorgWarner, Inc.	700	25,676

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 0.1%
Copart, Inc. (a)	600	$48,198
Fastenal Co.	140	4,574
W.W. Grainger, Inc.	164	48,732

		101,504

Home Builders — 0.1%
D.R. Horton, Inc.	759	40,007
PulteGroup, Inc.	3,074	112,354

		152,361

Home Furnishing — 0.1%
Leggett & Platt, Inc.	95	3,889
Whirlpool Corp.	414	65,561

		69,450

Housewares — 0.0%
Newell Brands, Inc.	683	12,786

Leisure Time — 0.2%
Harley-Davidson, Inc.	508	18,273
Norwegian Cruise Line Holdings Ltd. (a)	2,300	119,071
Royal Caribbean Cruises Ltd.	680	73,664

		211,008

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	1,800	167,598
Marriott International, Inc. Class A	141	17,536
Wynn Resorts Ltd.	9	979

		186,113

Retail — 2.4%
Advance Auto Parts, Inc.	140	23,156
AutoZone, Inc. (a)	126	136,662
Best Buy Co., Inc.	1,108	76,441
Chipotle Mexican Grill, Inc. (a)	50	42,023
Costco Wholesale Corp.	858	247,198
Darden Restaurants, Inc.	373	44,096
Dollar Tree, Inc. (a)	71	8,105
Foot Locker, Inc.	2,300	99,268
The Gap, Inc.	1,705	29,599
Genuine Parts Co.	446	44,417
The Home Depot, Inc.	2,080	482,602
Kohl’s Corp.	1,261	62,621
L Brands, Inc.	600	11,754
Lowe’s Cos., Inc.	349	38,376
Macy’s, Inc.	1,440	22,378
McDonald’s Corp.	35	7,515
Nordstrom, Inc. (b)	1,511	50,875
O’Reilly Automotive, Inc. (a)	314	125,132
Ross Stores, Inc.	762	83,706
Starbucks Corp.	6,390	565,004
Target Corp.	2,067	220,983
Tiffany & Co.	111	10,282
The TJX Cos., Inc.	2,280	127,087

	Number of Shares	Value
Walgreens Boots Alliance, Inc.	1,606	$88,828
Walmart, Inc.	2,773	329,100
Yum! Brands, Inc.	506	57,396

		3,034,604

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	387	45,933

		5,203,418

Consumer, Non-cyclical — 10.2%
Agriculture — 0.5%
Altria Group, Inc.	9,341	382,047
Archer-Daniels-Midland Co.	26	1,068
Philip Morris International, Inc.	3,646	276,841

		659,956

Beverages — 0.6%
Brown-Forman Corp. Class B	2	126
The Coca-Cola Co.	4,224	229,954
Constellation Brands, Inc. Class A	82	16,997
Molson Coors Brewing Co. Class B	236	13,570
Monster Beverage Corp. (a)	750	43,545
PepsiCo, Inc.	3,352	459,559

		763,751

Biotechnology — 1.3%
Alexion Pharmaceuticals, Inc. (a)	390	38,197
Amgen, Inc.	2,515	486,678
Biogen, Inc. (a)	884	205,813
Celgene Corp. (a)	3,598	357,281
Corteva, Inc. (a)	20	560
Gilead Sciences, Inc.	4,052	256,816
Incyte Corp. (a)	400	29,692
Regeneron Pharmaceuticals, Inc. (a)	290	80,446
Vertex Pharmaceuticals, Inc. (a)	730	123,676

		1,579,159

Commercial Services — 1.0%
Automatic Data Processing, Inc.	271	43,745
Cintas Corp.	9	2,413
Equifax, Inc.	6	844
Gartner, Inc. (a)	490	70,065
Global Payments, Inc.	260	41,340
H&R Block, Inc.	5,642	133,264
Moody’s Corp.	695	142,357
Nielsen Holdings PLC	3,200	68,000
PayPal Holdings, Inc. (a)	2,545	263,637
Quanta Services, Inc.	2,224	84,067
Robert Half International, Inc.	835	46,476
S&P Global, Inc.	879	215,337
United Rentals, Inc. (a)	850	105,944
Verisk Analytics, Inc.	380	60,093

		1,277,582

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	2,906	213,620

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Estee Lauder Cos., Inc. Class A	426	$84,753
The Procter & Gamble Co.	5,143	639,686

		938,059

Foods — 0.7%
Campbell Soup Co.	1,265	59,354
Conagra Brands, Inc.	1,184	36,325
General Mills, Inc.	2,594	142,981
The Hershey Co.	1,109	171,884
Hormel Foods Corp.	488	21,340
The J.M. Smucker Co.	274	30,146
Kellogg Co.	135	8,687
The Kraft Heinz Co.	173	4,833
The Kroger Co.	3,368	86,827
McCormick & Co., Inc.	303	47,359
Mondelez International, Inc. Class A	221	12,226
Sysco Corp.	2,066	164,040
Tyson Foods, Inc. Class A	720	62,021

		848,023

Health Care – Products — 1.0%
Abbott Laboratories	2,689	224,989
Baxter International, Inc.	122	10,671
Becton Dickinson and Co.	8	2,024
Boston Scientific Corp. (a)	1,621	65,958
The Cooper Cos., Inc.	190	56,430
Danaher Corp.	402	58,061
Edwards Lifesciences Corp. (a)	240	52,778
Henry Schein, Inc. (a)	1,800	114,300
IDEXX Laboratories, Inc. (a)	250	67,983
Intuitive Surgical, Inc. (a)	162	87,469
Medtronic PLC	1,816	197,254
ResMed, Inc.	300	40,533
Stryker Corp.	389	84,141
Thermo Fisher Scientific, Inc.	638	185,830
Varian Medical Systems, Inc. (a)	4	476
Zimmer Biomet Holdings, Inc.	364	49,966

		1,298,863

Health Care – Services — 0.5%
Anthem, Inc.	58	13,926
Centene Corp. (a)	1,480	64,025
DaVita, Inc. (a)	1,146	65,402
HCA Healthcare, Inc.	1,360	163,771
Humana, Inc.	45	11,505
Laboratory Corp. of America Holdings (a)	1	168
Quest Diagnostics, Inc.	95	10,168
UnitedHealth Group, Inc.	1,321	287,080
Universal Health Services, Inc. Class B	10	1,487

		617,532

Household Products & Wares — 0.2%
Avery Dennison Corp.	382	43,384

	Number of Shares	Value
Church & Dwight Co., Inc.	400	$30,096
The Clorox Co.	587	89,148
Dentsply Sirona, Inc.	61	3,252
Kimberly-Clark Corp.	710	100,855
Spectrum Brands Holdings, Inc. (f)	1	47

		266,782

Pharmaceuticals — 3.7%
AbbVie, Inc.	6,504	492,483
Align Technology, Inc. (a)	190	34,375
Allergan PLC	179	30,124
AmerisourceBergen Corp.	1,630	134,198
Bristol-Myers Squibb Co.	7,312	370,792
Cardinal Health, Inc.	2,755	130,008
Cigna Corp. (a)	74	11,232
CVS Health Corp.	4,946	311,944
Eli Lilly & Co.	3,787	423,500
Johnson & Johnson	8,679	1,122,889
McKesson Corp.	1,361	185,994
Merck & Co., Inc.	9,729	818,987
Mylan NV (a)	2,659	52,595
Perrigo Co. PLC	200	11,178
Pfizer, Inc.	14,122	507,404
Zoetis, Inc.	610	76,000

		4,713,703

		12,963,410

Energy — 1.8%
Oil & Gas — 1.7%
Apache Corp.	98	2,509
Cabot Oil & Gas Corp.	1,892	33,242
Chevron Corp.	5,650	670,090
Cimarex Energy Co.	1,500	71,910
ConocoPhillips	8,310	473,504
Devon Energy Corp.	917	22,063
Diamondback Energy, Inc.	340	30,569
EOG Resources, Inc.	702	52,103
Exxon Mobil Corp.	4,349	307,083
Helmerich & Payne, Inc.	40	1,603
Hess Corp.	447	27,035
HollyFrontier Corp.	1,000	53,640
Marathon Oil Corp.	1,085	13,313
Marathon Petroleum Corp.	375	22,781
Noble Energy, Inc.	66	1,482
Occidental Petroleum Corp.	5,058	224,929
Phillips 66	1,195	122,368
Pioneer Natural Resources Co.	3	377
Valero Energy Corp.	530	45,177

		2,175,778

Oil & Gas Services — 0.1%
Baker Hughes a GE Co.	74	1,717
Halliburton Co.	2,271	42,808
National Oilwell Varco, Inc.	1,009	21,391

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Schlumberger Ltd.	687	$23,475
TechnipFMC PLC	1,272	30,706

		120,097

Pipelines — 0.0%
Kinder Morgan, Inc.	60	1,237
The Williams Cos., Inc.	33	794

		2,031

		2,297,906

Financial — 9.0%
Banks — 3.2%
Bank of America Corp.	25,542	745,060
The Bank of New York Mellon Corp.	895	40,463
BB&T Corp.	512	27,325
Citigroup, Inc.	9,584	662,063
Citizens Financial Group, Inc.	3,300	116,721
Comerica, Inc.	2,424	159,960
Fifth Third Bancorp	1,621	44,383
The Goldman Sachs Group, Inc.	1,058	219,249
Huntington Bancshares, Inc.	1,110	15,840
JP Morgan Chase & Co.	9,575	1,126,882
KeyCorp	2,272	40,533
M&T Bank Corp.	361	57,027
Morgan Stanley	6,096	260,116
Northern Trust Corp.	511	47,687
The PNC Financial Services Group, Inc.	545	76,387
Regions Financial Corp.	3,743	59,214
State Street Corp.	185	10,950
SunTrust Banks, Inc.	1,200	82,560
SVB Financial Group (a)	290	60,596
US Bancorp	1,129	62,479
Wells Fargo & Co.	3,064	154,548
Zions Bancorp NA	349	15,537

		4,085,580

Diversified Financial Services — 2.4%
Alliance Data Systems Corp.	200	25,626
American Express Co.	818	96,753
Ameriprise Financial, Inc.	1,085	159,603
BlackRock, Inc.	200	89,128
Capital One Financial Corp.	1,275	115,999
The Charles Schwab Corp.	3,022	126,410
CME Group, Inc.	5	1,057
Discover Financial Services	2,395	194,211
E*TRADE Financial Corp.	4,193	183,192
Franklin Resources, Inc.	3,848	111,053
Intercontinental Exchange, Inc.	310	28,604
Invesco Ltd.	5,923	100,336
Jefferies Financial Group, Inc.	36	662
Mastercard, Inc. Class A	2,630	714,229
Nasdaq, Inc.	22	2,186
Raymond James Financial, Inc.	1,200	98,952

	Number of Shares	Value
Synchrony Financial	4,100	$139,769
T. Rowe Price Group, Inc.	686	78,376
Visa, Inc. Class A	4,410	758,564
The Western Union Co.	107	2,479

		3,027,189

Insurance — 2.1%
Aflac, Inc.	1,990	104,117
The Allstate Corp.	586	63,686
American International Group, Inc.	3,211	178,853
Aon PLC	456	88,268
Assurant, Inc.	30	3,775
Berkshire Hathaway, Inc. Class B (a)	3,733	776,539
Chubb Ltd.	174	28,091
Cincinnati Financial Corp.	334	38,968
Everest Re Group Ltd.	450	119,740
Globe Life, Inc. (a)	480	45,965
The Hartford Financial Services Group, Inc.	790	47,882
Lincoln National Corp.	2,458	148,267
Loews Corp.	1,934	99,562
Marsh & McLennan Cos., Inc.	230	23,011
MetLife, Inc.	4,729	223,020
Principal Financial Group, Inc.	1,235	70,568
The Progressive Corp.	2,834	218,926
Prudential Financial, Inc.	1,795	161,460
The Travelers Cos., Inc.	797	118,506
Unum Group	1,535	45,620

		2,604,824

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,098	58,205

Real Estate Investment Trusts (REITS) — 1.2%
Alexandria Real Estate Equities, Inc.	360	55,454
American Tower Corp.	428	94,644
Apartment Investment & Management Co. Class A	63	3,285
AvalonBay Communities, Inc.	54	11,628
Boston Properties, Inc.	527	68,331
Crown Castle International Corp.	210	29,192
Digital Realty Trust, Inc.	50	6,491
Duke Realty Corp.	1,400	47,558
Equinix, Inc.	20	11,536
Equity Residential	1,201	103,598
Essex Property Trust, Inc.	30	9,799
Extra Space Storage, Inc.	800	93,456
Federal Realty Investment Trust	10	1,361
HCP, Inc.	676	24,086
Host Hotels & Resorts, Inc.	6,030	104,259
Iron Mountain, Inc.	73	2,364
Kimco Realty Corp.	6,710	140,105
The Macerich Co.	1,300	41,067
Mid-America Apartment Communities, Inc.	300	39,003

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prologis, Inc.	1,716	$146,238
Public Storage	427	104,730
Realty Income Corp.	1,000	76,680
Regency Centers Corp.	500	34,745
Simon Property Group, Inc.	1,074	167,168
SL Green Realty Corp.	410	33,517
Ventas, Inc.	1,136	82,962
Vornado Realty Trust	265	16,873
Welltower, Inc.	274	24,838
Weyerhaeuser Co.	93	2,576

		1,577,544

Savings & Loans — 0.0%
People’s United Financial, Inc.	1,159	18,121

		11,371,463

Industrial — 3.4%
Aerospace & Defense — 0.7%
Arconic, Inc.	4,915	127,790
The Boeing Co.	536	203,932
General Dynamics Corp.	88	16,080
L3 Harris Technologies, Inc.	736	153,559
Lockheed Martin Corp.	621	242,227
Northrop Grumman Corp.	53	19,864
Raytheon Co.	456	89,463
United Technologies Corp.	294	40,137

		893,052

Building Materials — 0.1%
Johnson Controls International PLC	426	18,697
Masco Corp.	2,794	116,454
Vulcan Materials Co.	8	1,210

		136,361

Electrical Components & Equipment — 0.0%
AMETEK, Inc.	400	36,728
Emerson Electric Co.	43	2,875

		39,603

Electronics — 0.7%
Agilent Technologies, Inc.	173	13,257
Allegion PLC	300	31,095
Amphenol Corp. Class A	72	6,948
FLIR Systems, Inc.	435	22,877
Fortive Corp.	836	57,316
Garmin Ltd.	400	33,876
Honeywell International, Inc.	2,775	469,530
Keysight Technologies, Inc. (a)	600	58,350
Mettler-Toledo International, Inc. (a)	100	70,440
PerkinElmer, Inc.	24	2,044
TE Connectivity Ltd.	1,100	102,498
Waters Corp. (a)	300	66,969

		935,200

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	124	11,346

	Number of Shares	Value
Environmental Controls — 0.1%
Pentair PLC	400	$15,120
Republic Services, Inc.	87	7,530
Waste Management, Inc.	1,305	150,075

		172,725

Hand & Machine Tools — 0.1%
Snap-on, Inc.	165	25,829
Stanley Black & Decker, Inc.	332	47,944

		73,773

Machinery – Construction & Mining — 0.0%
Caterpillar, Inc.	270	34,104

Machinery – Diversified — 0.3%
Cummins, Inc.	773	125,744
Deere & Co.	1	169
Dover Corp.	1,403	139,683
Flowserve Corp.	291	13,592
Rockwell Automation, Inc.	236	38,893
Roper Technologies, Inc.	184	65,614
Xylem, Inc.	1	80

		383,775

Manufacturing — 0.3%
3M Co.	1,425	234,270
Illinois Tool Works, Inc.	990	154,925

		389,195

Miscellaneous – Manufacturing — 0.2%
Eaton Corp. PLC	1,082	89,968
General Electric Co.	86	769
Ingersoll-Rand PLC	690	85,015
Parker-Hannifin Corp.	320	57,795
Textron, Inc.	485	23,746

		257,293

Packaging & Containers — 0.1%
Ball Corp.	40	2,912
Packaging Corp. of America	410	43,501
Sealed Air Corp.	47	1,951
WestRock Co.	1,105	40,277

		88,641

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	600	127,074

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	254	21,534
CSX Corp.	2,673	185,159
Expeditors International of Washington, Inc.	84	6,240
FedEx Corp.	6	873
Norfolk Southern Corp.	1,213	217,928
Union Pacific Corp.	1,810	293,184
United Parcel Service, Inc. Class B	795	95,257

		820,175

		4,362,317

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 9.2%
Computers — 3.2%
Accenture PLC Class A	1,700	$326,995
Apple, Inc.	12,656	2,834,564
Cognizant Technology Solutions Corp. Class A	418	25,191
DXC Technology Co.	1,145	33,777
Fortinet, Inc. (a)	1,000	76,760
Hewlett Packard Enterprise Co.	7,163	108,663
HP, Inc.	6,163	116,604
International Business Machines Corp.	2,290	333,012
NetApp, Inc.	1,309	68,735
Seagate Technology PLC	2,200	118,338
Western Digital Corp.	1,120	66,797

		4,109,436

Office & Business Equipment — 0.1%
Xerox Holdings Corp. (a)	5,443	162,800

Semiconductors — 1.9%
Analog Devices, Inc.	217	24,245
Applied Materials, Inc.	2,167	108,133
Broadcom, Inc.	854	235,764
Intel Corp.	7,711	397,348
KLA Corp.	308	49,111
Lam Research Corp.	863	199,448
Maxim Integrated Products, Inc.	900	52,119
Microchip Technology, Inc.	24	2,230
Micron Technology, Inc. (a)	4,433	189,954
NVIDIA Corp.	265	46,129
QUALCOMM, Inc.	4,588	349,973
Skyworks Solutions, Inc.	190	15,057
Texas Instruments, Inc.	5,305	685,618
Xilinx, Inc.	561	53,800

		2,408,929

Software — 4.0%
Activision Blizzard, Inc.	100	5,292
Adobe, Inc. (a)	675	186,469
Akamai Technologies, Inc. (a)	310	28,328
Autodesk, Inc. (a)	407	60,114
Broadridge Financial Solutions, Inc.	100	12,443
Cadence Design Systems, Inc. (a)	1,400	92,512
Cerner Corp.	2,200	149,974
Citrix Systems, Inc.	695	67,081
Electronic Arts, Inc. (a)	436	42,650
Fidelity National Information Services, Inc.	150	19,914
Fiserv, Inc. (a)	588	60,911
Intuit, Inc.	859	228,442
Microsoft Corp.	22,961	3,192,268
MSCI, Inc.	230	50,082
Oracle Corp.	12,488	687,215
Paychex, Inc.	813	67,292

	Number of Shares	Value
salesforce.com, Inc. (a)	220	$32,657
Synopsys, Inc. (a)	360	49,410

		5,033,054

		11,714,219

Utilities — 1.5%
Electric — 1.5%
AES Corp.	7,577	123,808
Alliant Energy Corp.	700	37,751
Ameren Corp.	1,072	85,814
American Electric Power Co., Inc.	1,096	102,684
CenterPoint Energy, Inc.	635	19,164
CMS Energy Corp.	1,110	70,985
Consolidated Edison, Inc.	909	85,873
Dominion Energy, Inc.	410	33,226
DTE Energy Co.	452	60,098
Duke Energy Corp.	2,186	209,550
Edison International	134	10,106
Entergy Corp.	711	83,443
Evergy, Inc.	700	46,592
Eversource Energy	1,022	87,350
Exelon Corp.	2,923	141,210
FirstEnergy Corp.	666	32,121
NextEra Energy, Inc.	26	6,058
NRG Energy, Inc.	1,120	44,352
Pinnacle West Capital Corp.	250	24,268
PPL Corp.	4,484	141,201
Public Service Enterprise Group, Inc.	1,209	75,055
Sempra Energy	652	96,242
The Southern Co.	2,634	162,702
WEC Energy Group, Inc.	364	34,617
Xcel Energy, Inc.	1,145	74,299

		1,888,569

Gas — 0.0%
NiSource, Inc.	172	5,146

		1,893,715

TOTAL COMMON STOCK (Cost $55,981,168)		61,459,767

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN 1/15/53	5,000	132,750

TOTAL PREFERRED STOCK (Cost $125,000)		132,750

TOTAL EQUITIES (Cost $56,106,168)		61,592,517

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 36.1%

CORPORATE DEBT — 12.9%
Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	$15,000	$20,616

Agriculture — 0.2%
BAT Capital Corp. 4.758% 9/06/49	25,000	24,546
Bunge Ltd. Finance Corp. 3.250% 8/15/26	51,000	51,000
4.350% 3/15/24	85,000	89,533
Reynolds American, Inc. 4.450% 6/12/25	45,000	47,995
5.850% 8/15/45	35,000	38,730

		251,804

Airlines — 0.3%
American Airlines Group, Inc. 5.500% 10/01/19 (c)	202,000	202,000
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	9,108	9,347
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	67,837	71,398
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	13,782	14,367
WestJet Airlines Ltd. 3.500% 6/16/21 (c)	22,000	22,372

		319,484

Auto Manufacturers — 0.5%
Ford Motor Co. 4.346% 12/08/26 (b)	50,000	50,133
5.291% 12/08/46	15,000	13,858
Ford Motor Credit Co. LLC 3.810% 1/09/24	200,000	199,286
General Motors Co. 4.200% 10/01/27	30,000	30,571
5.150% 4/01/38	20,000	20,193
General Motors Financial Co., Inc. 3.500% 11/07/24	100,000	101,132
3.550% 4/09/21	25,000	25,364
4.150% 6/19/23	78,000	81,067
4.200% 11/06/21	52,000	53,646

		575,250

Banks — 1.3%
Bank of America Corp. 4.183% 11/25/27	45,000	48,578
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	25,000	28,562
4.750% 4/21/45	70,000	84,259
7.750% 5/14/38	20,000	30,483

	Principal Amount	Value
Bank of Montreal 5 year USD Swap + 1.432% 3.803% VRN 12/15/32	$60,000	$62,228
The Bank of Nova Scotia 4.500% 12/16/25	40,000	43,509
3 mo. USD LIBOR + 2.648% 4.650% VRN 12/31/99 (d)	125,000	124,094
Barclays Bank PLC 10.179% 6/12/21 (c)	160,000	178,950
Citigroup, Inc. 5.500% 9/13/25	60,000	68,021
5.875% 1/30/42	20,000	27,269
8.125% 7/15/39	15,000	24,592
First Republic Bank 4.375% 8/01/46	250,000	277,672
Fulton Financial Corp. 3.600% 3/16/22	45,000	45,657
The Goldman Sachs Group, Inc. 4.250% 10/21/25	35,000	37,454
5.950% 1/15/27	80,000	95,090
6.750% 10/01/37	35,000	47,246
JP Morgan Chase & Co. 5.600% 7/15/41	45,000	61,102
Morgan Stanley 4.350% 9/08/26	135,000	146,195
5.000% 11/24/25	40,000	44,824
SVB Financial Group 3.500% 1/29/25	85,000	87,561
Valley National Bancorp 5.125% 9/27/23	50,000	53,391
Wells Fargo & Co. 5.375% 11/02/43	14,000	17,563
5.606% 1/15/44	15,000	19,414

		1,653,714

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	170,000	202,849
Molson Coors Brewing Co. 4.200% 7/15/46	39,000	39,410
5.000% 5/01/42	5,000	5,522

		247,781

Biotechnology — 0.1%
Celgene Corp. 3.450% 11/15/27	45,000	47,678
4.350% 11/15/47	30,000	34,776

		82,454

Building Materials — 0.2%
Standard Industries, Inc. 5.000% 2/15/27 (c)	156,000	161,507
5.375% 11/15/24 (c)	38,000	39,140

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.500% 2/15/23 (c)	$32,000	$32,640

		233,287

Chemicals — 0.4%
Ashland, Inc. 6.875% 5/15/43	11,000	12,595
DuPont de Nemours, Inc. 5.319% 11/15/38	55,000	67,131
Huntsman International LLC 5.125% 11/15/22	30,000	31,985
Incitec Pivot Finance LLC 6.000% 12/10/19 (c)	30,000	30,190
The Sherwin-Williams Co. 4.500% 6/01/47	20,000	22,412
Syngenta Finance NV 3.698% 4/24/20 (c)	200,000	200,665
Yara International ASA 4.750% 6/01/28 (c)	132,000	143,811

		508,789

Computers — 0.3%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (c)	113,000	127,077
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	65,000	65,985
Leidos Holdings, Inc. 4.450% 12/01/20	200,000	203,000

		396,062

Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.875% 1/23/28	150,000	154,864
4.500% 5/15/21	105,000	108,400
Aircastle Ltd. 4.400% 9/25/23	25,000	26,298
5.000% 4/01/23	100,000	107,091
Ally Financial, Inc. 4.125% 2/13/22	65,000	66,463
Antares Holdings LP 6.000% 8/15/23 (c)	250,000	258,999
Ares Finance Co. LLC 4.000% 10/08/24 (c)	85,000	83,689
Brookfield Finance, Inc. 4.850% 3/29/29	75,000	84,881
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (c)	60,000	60,750
Lazard Group LLC 3.625% 3/01/27	34,000	34,904
4.500% 9/19/28	60,000	65,439
Legg Mason, Inc. 5.625% 1/15/44	35,000	39,053
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (c)	50,000	51,740

	Principal Amount	Value
5.250% 8/15/22 (c)	$260,000	$274,014
5.500% 2/15/24 (c)	25,000	27,010
Synchrony Financial 4.375% 3/19/24	120,000	127,335

		1,570,930

Electric — 0.8%
Avangrid, Inc. 3.800% 6/01/29	75,000	80,572
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (c)	25,000	26,085
CMS Energy Corp. 4.700% 3/31/43	25,000	28,701
4.875% 3/01/44	130,000	157,959
Entergy Louisiana LLC 4.950% 1/15/45	40,000	43,256
IPALCO Enterprises, Inc. 3.450% 7/15/20	115,000	115,663
3.700% 9/01/24	75,000	77,662
Metropolitan Edison Co. 4.300% 1/15/29 (c)	56,000	63,171
Nevada Power Co., Series N, 6.650% 4/01/36	20,000	28,104
Pennsylvania Electric Co. 4.150% 4/15/25 (c)	70,000	74,164
Puget Energy, Inc. 3.650% 5/15/25	5,000	5,118
Southwestern Electric Power Co. 6.200% 3/15/40	100,000	134,566
Xcel Energy, Inc. 6.500% 7/01/36	110,000	152,147

		987,168

Electronics — 0.2%
The ADT Security Corp. 6.250% 10/15/21	140,000	149,100
Arrow Electronics, Inc. 3.250% 9/08/24	75,000	76,235
3.875% 1/12/28	25,000	25,628

		250,963

Foods — 0.2%
Ingredion, Inc. 3.200% 10/01/26	27,000	27,385
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.500% 1/15/30 (c)	32,000	33,919
Kraft Heinz Foods Co. 4.625% 10/01/39 (c)	65,000	65,337
Mars, Inc. 3.950% 4/01/49 (c)	75,000	85,491

		212,132

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd. 4.000% 1/14/25 (b)	$35,000	$35,525

Gas — 0.0%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	35,000	45,241

Health Care – Products — 0.0%
Becton Dickinson and Co. 4.685% 12/15/44	25,000	29,024

Health Care – Services — 0.1%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	25,000	27,574
HCA, Inc. 4.750% 5/01/23	70,000	74,979
Humana, Inc. 4.800% 3/15/47	25,000	28,770

		131,323

Home Builders — 0.1%
Lennar Corp. 4.500% 11/15/19	100,000	100,000
4.750% 5/30/25	30,000	32,019
PulteGroup, Inc. 5.000% 1/15/27	40,000	43,200

		175,219

Housewares — 0.1%
Newell Brands, Inc. 3.850% 4/01/23	89,000	91,617

Insurance — 1.5%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	175,000	186,812
American International Group, Inc. 3.900% 4/01/26	100,000	106,536
4.200% 4/01/28	90,000	98,181
4.500% 7/16/44	25,000	27,854
4.750% 4/01/48	15,000	17,518
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	115,000	122,988
AmTrust Financial Services, Inc. 6.125% 8/15/23 (b)	75,000	74,873
Arch Capital Finance LLC 5.031% 12/15/46	30,000	37,646
Athene Holding Ltd. 4.125% 1/12/28	240,000	246,755
AXA Equitable Holdings, Inc. 4.350% 4/20/28	40,000	42,627
AXIS Specialty Finance LLC 3.900% 7/15/29	55,000	57,525
4.000% 12/06/27	60,000	63,226
Brown & Brown, Inc. 4.200% 9/15/24	42,000	44,440

	Principal Amount	Value
CNO Financial Group, Inc. 5.250% 5/30/25	$107,000	$115,003
Enstar Group Ltd. 4.500% 3/10/22	70,000	72,601
Markel Corp. 3.350% 9/17/29	25,000	25,259
The Progressive Corp. 3 mo. USD LIBOR + 2.539% 5.375% VRN 12/31/99 (d)	70,000	72,275
Prudential Financial, Inc. 3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	65,000	72,046
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	25,000	26,941
Reinsurance Group of America, Inc. 3.900% 5/15/29	60,000	63,840
USF&G Capital I 8.500% 12/15/45 (c)	35,000	51,268
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084% 4.700% VRN 1/23/48	25,000	23,456
Willis North America, Inc. 2.950% 9/15/29	45,000	44,291
4.500% 9/15/28	65,000	72,045
XLIT Ltd. 4.450% 3/31/25	89,000	96,654

		1,862,660

Internet — 0.0%
Amazon.com, Inc. 4.050% 8/22/47	45,000	54,064

Investment Companies — 0.4%
Ares Capital Corp. 3.500% 2/10/23	125,000	125,781
BlackRock TCP Capital Corp. 3.900% 8/23/24	180,000	177,666
4.125% 8/11/22	70,000	70,178
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	105,000	107,730

		481,355

Iron & Steel — 0.1%
Vale Overseas Ltd. 6.250% 8/10/26	50,000	57,625
6.875% 11/21/36	35,000	44,345

		101,970

Lodging — 0.1%
Las Vegas Sands Corp. 3.900% 8/08/29	40,000	41,028
MGM Resorts International 6.625% 12/15/21	54,000	58,501

		99,529

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.875% 10/15/21	$95,000	$97,462

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (c)	30,000	31,313
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	35,000	42,589
Comcast Corp. 3.400% 7/15/46	45,000	46,018
3.969% 11/01/47	25,000	27,455
4.750% 3/01/44	35,000	42,494
Discovery Communications LLC 3.950% 3/20/28	45,000	46,711
5.000% 9/20/37	25,000	26,875
Grupo Televisa SAB 6.625% 3/18/25	100,000	116,973
Time Warner Cable, Inc. 6.750% 6/15/39	30,000	36,673

		417,101

Mining — 0.2%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (c)	23,000	24,939
Glencore Funding LLC 3.875% 10/27/27 (c)	25,000	25,453
4.625% 4/29/24 (c)	85,000	90,823
Kinross Gold Corp. 4.500% 7/15/27	31,000	32,511
5.125% 9/01/21	135,000	140,062

		313,788

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	5,000	5,003

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.125% STEP 9/15/20	20,000	20,150
4.125% STEP 10/01/21	80,000	80,400

		100,550

Oil & Gas — 0.9%
Antero Resources Corp. 5.375% 11/01/21	223,000	215,195
Cenovus Energy, Inc. 3.000% 8/15/22	30,000	30,193
4.250% 4/15/27	50,000	51,984
6.750% 11/15/39	15,000	18,339
Diamondback Energy, Inc. 4.750% 11/01/24	58,000	59,378

	Principal Amount	Value
Encana Corp. 6.500% 2/01/38	$15,000	$18,066
EQT Corp. 3.000% 10/01/22	65,000	62,572
3.900% 10/01/27 (b)	195,000	169,032
Helmerich & Payne, Inc. 4.650% 3/15/25	45,000	48,634
Marathon Petroleum Corp. 4.500% 4/01/48	10,000	10,447
6.500% 3/01/41	35,000	43,564
Newfield Exploration Co. 5.375% 1/01/26	60,000	65,177
5.625% 7/01/24	40,000	44,126
5.750% 1/30/22	66,000	70,455
Occidental Petroleum Corp. 6.600% 3/15/46	81,000	105,659
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	25,000	25,781
Petroleos Mexicanos 5.350% 2/12/28	30,000	28,669
6.375% 1/23/45	15,000	13,913
6.500% 3/13/27	10,000	10,390
6.625% 6/15/38	5,000	4,756

		1,096,330

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 3.950% 12/01/42	60,000	54,989
Patterson-UTI Energy, Inc. 3.950% 2/01/28	72,000	72,526

		127,515

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. 3.625% 4/28/26 (c)	95,000	97,755

Pharmaceuticals — 0.6%
AbbVie, Inc. 4.700% 5/14/45	75,000	80,232
Allergan Funding SCS 3.800% 3/15/25	55,000	57,592
Bayer US Finance II LLC 4.400% 7/15/44 (c)	80,000	80,722
CVS Health Corp. 3.000% 8/15/26	25,000	25,124
4.300% 3/25/28	45,000	48,660
5.050% 3/25/48	20,000	22,699
6.125% 9/15/39	10,000	12,409
CVS Pass-Through Trust 5.926% 1/10/34 (c)	47,110	54,798
Express Scripts Holding Co. 4.800% 7/15/46	30,000	33,584
McKesson Corp. 4.883% 3/15/44	10,000	11,045
6.000% 3/01/41	30,000	37,171

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mylan NV 3.950% 6/15/26	$90,000	$92,998
Teva Pharmaceutical Finance IV LLC 2.250% 3/18/20	30,000	29,588
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	224,000	204,960
4.100% 10/01/46 (b)	15,000	9,413

		800,995

Pipelines — 0.9%
Energy Transfer Operating LP 4.200% 4/15/27	30,000	31,605
5.875% 1/15/24	30,000	33,350
6.125% 12/15/45	40,000	46,928
3 mo. USD LIBOR + 4.028% 6.250% VRN 12/31/99 (d)	95,000	88,113
7.500% 10/15/20	40,000	42,036
EnLink Midstream Partners LP 4.150% 6/01/25	125,000	115,937
4.850% 7/15/26	24,000	22,800
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	45,000	44,616
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	30,000	28,951
EQM Midstream Partners LP 4.750% 7/15/23	70,000	70,216
Kinder Morgan Energy Partners LP 6.375% 3/01/41	10,000	12,259
6.500% 2/01/37	25,000	31,051
6.550% 9/15/40	15,000	18,599
6.950% 1/15/38	5,000	6,527
MPLX LP 4.500% 4/15/38	30,000	31,097
6.250% 10/15/22 (c)	19,000	19,476
3 mo. USD LIBOR + 4.652% 6.875% VRN 12/31/99 (d)	90,000	89,892
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110% 6.125% VRN 12/31/99 (d)	105,000	98,906
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	67,000	71,047
4.700% 6/15/44	25,000	24,404
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	30,000	31,055
5.300% 4/01/44	25,000	26,409
Western Gas Partners LP 4.000% 7/01/22	85,000	86,027
Western Midstream Operating LP 4.500% 3/01/28	15,000	14,484

		1,085,785

	Principal Amount	Value
Private Equity — 0.1%
Carlyle Finance Subsidiary LLC 3.500% 9/19/29 (c)	$45,000	$44,567
Hercules Capital, Inc. 4.625% 10/23/22	70,000	70,013
KKR Group Finance Co. VI LLC 3.750% 7/01/29 (c)	50,000	52,693

		167,273

Real Estate Investment Trusts (REITS) — 0.6%
Alexandria Real Estate Equities, Inc. 2.750% 12/15/29	35,000	34,493
American Tower Trust #1 3.652% 3/15/48 (c)	50,000	53,775
Crown Castle International Corp. 5.200% 2/15/49	26,000	32,118
Healthcare Trust of America Holdings LP 3.500% 8/01/26	75,000	77,303
Host Hotels & Resorts LP 3.875% 4/01/24	45,000	47,394
Mid-America Apartments LP 3.600% 6/01/27	75,000	79,331
SBA Tower Trust 2.877% 7/15/46 (c)	40,000	40,135
3.168% 4/09/47 (c)	90,000	90,874
Spirit Realty LP 3.200% 1/15/27	55,000	54,581
4.000% 7/15/29	35,000	36,623
STORE Capital Corp. 4.625% 3/15/29	50,000	54,981
Tanger Properties LP 3.875% 12/01/23	58,000	59,715
UDR, Inc. 3.200% 1/15/30	35,000	36,044
VEREIT Operating Partnership LP 4.625% 11/01/25	85,000	92,787
Weingarten Realty Investors 3.250% 8/15/26	15,000	15,084

		805,238

Retail — 0.1%
Dollar Tree, Inc. 4.000% 5/15/25	50,000	52,979
4.200% 5/15/28	45,000	48,354
The Home Depot, Inc. 5.950% 4/01/41	30,000	42,947

		144,280

Semiconductors — 0.0%
Microchip Technology, Inc. 3.922% 6/01/21	25,000	25,534

Software — 0.1%
Microsoft Corp. 4.450% 11/03/45	89,000	112,395

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.4%
AT&T, Inc. 4.750% 5/15/46	$90,000	$99,807
5.250% 3/01/37	35,000	41,192
6.250% 3/29/41	5,000	6,316
Crown Castle Towers LLC 4.241% 7/15/48 (c)	40,000	44,004
Sprint Communications, Inc. 9.250% 4/15/22	65,000	75,319
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	145,000	149,328
Verizon Communications, Inc. 6.550% 9/15/43	34,000	50,077

		466,043

Transportation — 0.0%
CSX Corp. 4.750% 11/15/48	20,000	24,114
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (c)	20,000	20,386

		44,500

Trucking & Leasing — 0.0%
DAE Funding LLC 4.000% 8/01/20 (c)	25,000	25,156

TOTAL CORPORATE DEBT (Cost $15,451,300)		16,350,664

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	180,738
State of California BAB 7.550% 4/01/39	120,000	198,535
7.600% 11/01/40	10,000	16,918

		396,191

TOTAL MUNICIPAL OBLIGATIONS (Cost $335,822)		396,191

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C 4.530% 3/20/23 (c)	100,000	101,588
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (c)	150,000	153,663
Series 2019-2A, Class B, 3.670% 5/25/25 (c)	170,000	175,033
Hertz Vehicle Financing LLC, Series 2018-3A, Class A 4.030% 7/25/24 (c)	250,000	263,759

		694,043

	Principal Amount	Value
Commercial MBS — 1.5%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.249% VRN 7/05/40 (c) (e)	$190,000	$208,124
BANK Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (e)	29,000	31,984
Series 2019-BN16, Class AS, 4.267% 2/15/52	31,333	35,137
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (e)	24,330	27,350
BBCMS Mortgage Trust, Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (c) (e)	100,000	110,015
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 3.278% FRN 7/15/35 (c)	150,000	150,001
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.528% FRN 7/15/35 (c)	100,000	100,031
BX Commercial Mortgage Trust, Series 2018-IND, Class B, 1 mo. USD LIBOR + .900% 2.928% FRN 11/15/35 (c)	78,528	78,479
CD Commercial Mortgage Trust Series 2019-CD8, Class B, 3.366% 8/15/57	78,000	81,131
Series 2019-CD8, Class C, 3.719% 8/15/57	94,000	97,596
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class C, 4.341% VRN 10/12/50 (e)	70,000	74,038
Commercial Mortgage Pass-Through Certificates Series 2013-GAM, Class A1, 1.705% 2/10/28 (c)	27,891	27,731
Series 2012-CR4, Class B, 3.703% 10/15/45 (c)	35,000	33,837
Series 2015-CR23, Class C, 4.392% VRN 5/10/48 (e)	35,000	36,426
Series 2014-UBS5, Class B, 4.514% VRN 9/10/47 (e)	50,000	53,204
Series 2014-LC17, Class C, 4.721% VRN 10/10/47 (e)	100,000	106,085
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.825% VRN 7/10/38 (e)	17,923	18,072
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS 3.056% 8/15/49	140,000	143,432

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.324% VRN 10/15/50 (e)	$100,000	$107,458
Morgan Stanley Capital I Trust Series 2019-L2, Class AS, 4.272% 3/15/52	100,000	112,877
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (e)	20,000	22,478
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (c) (e)	100,000	102,022
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.483% VRN 8/15/39 (e)	1,746	1,753
Wells Fargo Commercial Mortgage Trust Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (e)	30,000	33,833
Series 2018-C45, Class B, 4.556% 6/15/51	10,000	11,394
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class B, 4.311% 8/15/45	40,000	41,787
Series 2011-C3, Class B, 4.740% 3/15/44 (c)	50,000	51,364

		1,897,639

Other ABS — 5.0%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (c)	112,010	117,931
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (c)	117,031	118,431
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (c)	98,807	102,542
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (c)	50,000	50,817
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 3 mo. USD LIBOR + 1.390% 3.534% FRN 7/22/32 (c)	250,000	249,991
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (c)	67,375	72,574
Ascentium Equipment Receivables Trust, Series 2018-2A, Class D 4.150% 7/10/24 (c)	71,000	72,958
BlueMountain CLO XXV Ltd., Series 2019-25A, Class B, 3 mo. USD LIBOR + 1.800% 4.086% FRN 7/15/32 (c)	250,000	249,968

	Principal Amount	Value
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (c)	$872	$871
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (c)	47,045	47,172
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.478% FRN 9/25/34	1,180	1,123
DB Master Finance LLC Series 2019-1A, Class A2II, 4.021% 5/20/49 (c)	74,813	76,428
Series 2019-1A, Class A23, 4.352% 5/20/49 (c)	66,833	70,757
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.890% 2/20/32 (c)	147,723	148,084
Series 2016-1, Class A, 3.080% 11/20/28 (c)	39,057	39,230
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II 4.474% 10/25/45 (c)	106,425	111,278
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 4.053% FRN 10/15/30 (c)	250,000	248,846
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730% 4/25/28 (c)	35,786	35,836
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.995% FRN 4/20/31 (c)	250,000	250,183
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725% 3.743% FRN 1/25/35	80,000	80,905
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (c)	63,417	64,996
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	104,667	108,926
Series 2019-1A, Class A, 3.860% 10/15/54 (c)	142,087	150,469
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (c)	88,178	92,360
Hero Funding Trust Series 2016-4A, Class A1, 3.570% 9/20/47 (c)	69,662	71,649
Series 2018-1A, Class A2, 4.670% 9/20/48 (c)	85,405	90,222

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Highbridge Loan Management Ltd., Series 13A-18, Class C 4.586% 10/15/30 (c) (e)	$250,000	$246,033
J.G. Wentworth XLII LLC, Series 2018-2A, Class A 3.960% 10/15/75 (c)	67,528	74,033
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class B 5.430% 8/15/62 (c)	200,000	226,799
KKR Financial CLO Ltd., Series 24, Class A1, 3 mo. USD LIBOR + 1.360% 3.991% FRN 4/20/32 (c)	250,000	250,103
Series 24, Class C, 3 mo. USD LIBOR + 2.700% 5.331% FRN 4/20/32 (c)	250,000	250,320
Mariner Finance Issuance Trust, Series 2017-BA, Class A 2.920% 12/20/29 (c)	100,000	100,153
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250% 3.528% FRN 10/20/30 (c)	250,000	249,780
OneMain Financial Issuance Trust, Series 2019-2A, Class A 3.140% 10/14/36 (c)	330,000	330,082
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.610% 3/08/29 (c)	22,166	22,301
Series 2016-A, Class B, 2.910% 3/08/29 (c)	18,472	18,288
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (c)	24,045	24,198
Rockford Tower CLO Ltd., Series 2019-1A, Class B1, 3 mo. USD LIBOR + 2.050% 4.667% FRN 4/20/32 (c)	300,000	300,210
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (c)	100,000	104,120
Sierra Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (c)	14,510	14,578
Series 2018-3A, Class C, 4.170% 9/20/35 (c)	158,662	161,742
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.940% 11/25/48 (c)	39,700	42,225
Series 2016-1A, Class A23, 4.970% 5/25/46 (c)	219,938	234,069

	Principal Amount	Value
Textainer Marine Containers V Ltd. Series 2017-2A, Class A, 3.520% 6/20/42 (c)	$122,776	$124,212
Series 2017-1A, Class A, 3.720% 5/20/42 (c)	78,095	79,635
Textainer Marine Containers VII Ltd., Series 2018-1A, Class A 4.110% 7/20/43 (c)	91,600	92,668
Trinity Rail Leasing LP Series 2019-1A, Class A, 3.820% 4/17/49 (c)	157,929	163,991
Series 2018-1A, Class A2, 4.620% 6/17/48 (c)	230,000	246,974
Welk Resorts LLC, Series 2015-AA, Class A 2.790% 6/16/31 (c)	12,933	12,843
Wendy’s Funding LLC, Series 2015-1A, Class A23 4.497% 6/15/45 (c)	72,000	72,904
Willis Engine Structured Trust III, Series 2017-A, Class A, 4.690% STEP 8/15/42 (c)	223,784	231,753

		6,398,561

Student Loans ABS — 4.2%
Access Group, Series 2003-A, Class A3 3.260% 7/01/38	3,036	3,001
Access Group, Inc., Series 2015-1, Class B 3.645% 7/25/58 (c) (e)	100,000	93,988
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, 1.699% FRN 7/01/39	100,000	98,550
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN 1/25/47	35,000	27,722
Commonbond Student Loan Trust, Series 2017-AGS, Class B 3.470% 5/25/41 (c)	106,187	108,293
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.068% FRN 2/26/35 (c)	17,139	17,332
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.818% FRN 9/25/68 (c)	86,872	86,795
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.218% FRN 12/27/66 (c)	69,188	69,886
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.368% FRN 7/26/66 (c)	83,535	84,137

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
EdLinc Student Loan Funding Trust Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (c)	$67,192	$66,924
Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240% 6.258% FRN 11/26/40 (c)	65,000	76,490
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS FRN 8/01/43 (c)	50,000	46,627
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950% 3.082% FRN 2/25/42	24,519	24,491
Navient Private Education Refi Loan Trust Series 2019-EA, Class A2B, 1 mo. USD LIBOR + .920% 2.948% FRN 5/15/68 (c)	100,000	99,952
Series 2019-EA, Class B, 3.390% 5/15/68 (c)	156,000	158,367
Navient Student Loan Trust Series 2015-2, Class A3, 1 mo. USD LIBOR + .570% 2.588% FRN 11/26/40	235,000	232,614
Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 2.718% FRN 2/25/70 (c)	64,978	64,226
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.818% FRN 3/25/67 (c)	100,000	99,570
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.268% FRN 6/25/65 (c)	74,005	74,751
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.318% FRN 3/25/66 (c)	210,000	213,621
Series 2018-4A, Class B, 1 mo. USD LIBOR + 1.300% 3.318% FRN 6/27/67 (c)	100,000	98,887
Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 8/25/50	150,000	149,420
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 10/25/58	40,000	40,279
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 3.518% FRN 6/25/65 (c)	200,000	207,731
Series 2019-BA, Class B, 4.040% 12/15/59 (c)	150,000	160,121

	Principal Amount	Value
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (c)	$34,328	$34,718
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.768% FRN 12/26/40 (c)	34,324	34,155
Nelnet Student Loan Trust Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.259% FRN 3/23/37	67,435	66,513
Series 2019-5, Class A, 2.530% 10/25/67 (c)	300,000	300,898
Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.648% FRN 1/25/37 (c)	34,814	34,561
Series 2018-1A, Class A2, 1 mo. USD LIBOR + .760% 2.778% FRN 5/25/66 (c)	100,000	98,920
Series 2018-3A, Class A3, 3.240% 9/27/66 (c) (e)	100,000	99,315
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 3.595% FRN 2/25/67 (c)	200,000	197,686
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 2.968% FRN 11/25/65 (c)	66,933	67,101
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.358% FRN 2/15/45	41,850	39,361
SLM Student Loan Trust Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 2.456% FRN 7/25/55	238,421	223,197
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.486% FRN 10/25/40	140,122	130,543
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 1/25/41	59,494	55,611
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.496% FRN 3/25/44	52,441	49,318
Series 2006-8, Class B, 3 mo. USD LIBOR + .230% 2.506% FRN 1/25/41	97,773	90,632
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.566% FRN 1/25/44	82,137	76,740
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.586% FRN 1/25/55	46,199	43,154

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.769% FRN 12/15/38	$91,275	$86,918
Series 2004-1 Class B, 3 mo. USD LIBOR + .500% 2.776% FRN 7/25/39	42,941	40,664
Series 2006-5, Class A6B, 3 mo. USD LIBOR + .750% 3.026% FRN 10/25/40	100,000	100,000
Series 2003-5, Class A9, 28 day ARS 3.434% FRN 6/15/30	50,000	50,000
Series 2014-2, Class B, 1 mo. USD LIBOR + 1.500% 3.518% FRN 1/25/72	300,000	298,607
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	50,000	50,000
SMB Private Education Loan Trust Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 2.778% FRN 11/15/35 (c)	100,000	99,500
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 3.028% FRN 6/15/37 (c)	250,000	250,309
Series 2017-A, Class B, 3.500% 6/17/41 (c)	100,000	104,494
SoFi Professional Loan Program LLC Series 2019-C, Class BFX, 3.050% 11/16/48 (c)	123,000	123,235
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 3.218% FRN 6/25/33 (c)	20,047	20,219
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050% 3.326% FRN 10/27/36	100,000	100,653

		5,370,797

WL Collateral CMO — 0.3%
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (e)	1,083	1,043
Series 2004-2, Class 1A1, 4.612% VRN 2/25/34 (e)	5,084	4,790
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (c) (e)	47,778	47,818
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.308% VRN 8/25/34 (e)	1,570	1,566
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.086% VRN 8/25/34 (e)	11,226	10,922

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (c) (e)	$79,224	$79,106
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (e)	571	552
Series 2003-A4, Class IA, 4.764% VRN 7/25/33 (e)	640	623
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (c) (e)	87,246	88,287
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.266% VRN 3/25/34 (e)	5,850	5,717
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.846% FRN 4/25/44	14,337	14,160
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1, 4.000% VRN 11/25/48 (c) (e)	80,580	81,807

		336,391

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,387,121)		14,697,431

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 6.125% 1/18/41	100,000	130,251
Mexico Government International Bond 4.750% 3/08/44	163,000	176,448

		306,699

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $262,980)		306,699

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.8%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	39,433	44,119
Series 2693, Class Z, 5.500% 10/15/33	71,798	78,346

		122,465

Pass-Through Securities — 9.4%
Federal Home Loan Mortgage Corp. Pool #SB8013 2.500% 9/01/34	272,745	275,147
Pool #G05253 5.000% 2/01/39	6,239	6,909
Pool #G00729 8.000% 6/01/27	8,236	9,328

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Pool #MA3797 2.500% 10/01/34 (f)	$525,000	$529,623
Pool #AS1304 3.500% 12/01/28	32,339	33,692
Pool #AV2325 3.500% 12/01/28	15,879	16,543
Pool #BF0196 3.500% 2/01/41	38,588	40,484
Pool #MA1356 3.500% 2/01/43	260,622	273,017
Pool #CA1073 3.500% 1/01/48	214,662	221,920
Pool #BJ0686 4.000% 4/01/48	96,526	100,766
Pool #CA2039 4.000% 7/01/48	172,529	179,677
Pool #CA1951 4.000% 7/01/48	108,793	113,709
Pool #BN5342 4.000% 3/01/49	1,215,011	1,260,034
Pool #MA3638 4.000% 4/01/49	411,145	426,476
Pool #725692 1 year CMT + 2.137% 4.473% FRN 10/01/33	5,629	5,926
Pool #CA1952 4.500% 6/01/48	41,280	43,711
Pool #CA1909 4.500% 6/01/48	240,931	254,967
Pool #MA3522 4.500% 11/01/48	204,384	215,540
Pool #MA3537 4.500% 12/01/48	217,321	228,979
Pool #MA3564 4.500% 1/01/49	193,569	203,711
Pool #BN5241 4.500% 2/01/49	750,744	789,847
Pool #MA3639 4.500% 4/01/49	384,917	405,085
Pool #888586 1 year CMT + 2.197% 4.548% FRN 10/01/34	12,210	12,855
Pool #AD6437 5.000% 6/01/40	13,002	14,290
Pool #AD6996 5.000% 7/01/40	88,851	97,649
Pool #AL8173 5.000% 2/01/44	32,288	35,293
Pool #564594 7.000% 1/01/31	6,113	6,929
Pool #253795 7.000% 5/01/31	3,079	3,527
Pool #507061 7.500% 10/01/29	503	577
Pool #527761 7.500% 2/01/30	760	806
Pool #531196 7.500% 2/01/30	684	785
Pool #253183 7.500% 4/01/30	1,446	1,669
Pool #253265 7.500% 5/01/30	806	924
Pool #535248 8.000% 4/01/30	85	99
Pool #539460 8.000% 5/01/30	1,020	1,188
Pool #190317 8.000% 8/01/31	1,052	1,219
Government National Mortgage Association Pool #352049 7.000% 10/15/23	353	376
Government National Mortgage Association II TBA Pool #1635 3.500% 10/01/48 (f)	3,015,000	3,123,587
Pool #1367 4.000% 10/01/48 (f)	1,500,000	1,559,766
Uniform Mortgage Backed Securities TBA Pool #7180 3.000% 8/01/23 (f)	225,000	229,957
Pool #21133 4.500% 10/01/48 (f)	1,180,000	1,242,411

		11,968,998

Whole Loans — 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class M2 4.350% 7/25/49 (c)	140,000	140,000

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450% 4.468% FRN 7/25/31 (c)	$190,000	$191,243

		331,243

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $12,357,940)		12,422,706

U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bonds & Notes — 1.3%
U.S. Treasury Bond 2.500% 5/15/46 (g)	985,000	1,060,761
U.S. Treasury Note 1.500% 8/15/22	350,000	349,207
1.625% 8/15/29	100,000	99,570
2.250% 8/15/49	100,000	102,863

		1,612,401

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,519,877)		1,612,401

TOTAL BONDS & NOTES (Cost $44,315,040)		45,786,092

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $204,962)		197,841

	Number of Shares

MUTUAL FUNDS — 9.2%
Diversified Financial Services — 9.2%
iShares China Large-Cap ETF	2,800	111,440
iShares MSCI Australia ETF (b)	7,000	155,750
iShares MSCI EAFE ETF	43,430	2,832,070
iShares MSCI France ETF	8,500	256,190
iShares MSCI Germany ETF (b)	7,200	193,752
iShares MSCI India ETF	13,000	436,410
iShares MSCI Italy ETF (b)	2,900	79,953
iShares MSCI Japan ETF (b)	10,300	584,422
iShares MSCI Singapore ETF (b)	1,150	26,680
iShares MSCI South Korea ETF	1,800	101,412
iShares MSCI Spain ETF (b)	3,400	94,656
iShares MSCI Sweden ETF	2,100	61,845
iShares MSCI Switzerland Capped ETF (b)	6,400	241,280
iShares MSCI Turkey Investable Market ETF (b)	1,700	45,424
iShares MSCI United Kingdom ETF	10,500	330,015
State Street Navigator Securities Lending Prime Portfolio (h)	1,586,959	1,586,959

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vanguard FTSE Developed Markets ETF	74,840	$3,074,427
Vanguard FTSE Emerging Markets ETF	35,200	1,417,152

TOTAL MUTUAL FUNDS (Cost $10,862,184)		11,629,837

TOTAL LONG-TERM INVESTMENTS (Cost $111,488,354)		119,206,287

	Principal Amount

SHORT-TERM INVESTMENTS — 5.3%
Commercial Paper — 3.9%
Entergy Corp. 2.476% 10/11/19 (c)	$1,000,000	999,297
FMC Tech, Inc. 2.290% 10/29/19 (c)	1,000,000	998,173
Mondelez International, Inc. 2.320% 10/17/19 (c)	1,000,000	998,934
Parker-Hannifin Corp. 2.292% 11/07/19 (c)	1,000,000	997,675
Reckitt Benckiser Treasury Services PLC 2.526% 4/01/20 (c)	500,000	494,439
TELUS Corp. 2.400% 11/22/19 (c)	500,000	498,318

		4,986,836

Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (i)	1,786,010	1,786,010

TOTAL SHORT-TERM INVESTMENTS (Cost $6,772,335)		6,772,846

TOTAL INVESTMENTS — 99.2% (Cost $118,260,689) (j)		125,979,133

Other Assets/(Liabilities) — 0.8%		1,004,877

NET ASSETS — 100.0%		$126,984,010

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $1,552,277 or 1.22% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $19,870,944 or 15.65% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2019.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	Represents investment of security lending collateral. (Note 2).
(i)

Maturity value of $1,786,057. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $1,826,143.

(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	395,000	$36,762	$19,747	$17,015

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD	435,000	44,425	20,880	23,545

									81,187	40,627	40,560

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,620,000	$58,851	$80,989	$(22,138)

10-Year Interest Rate Swap 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	1,740,000	57,803	83,346	(25,543)

									116,654	164,335	(47,681)

									$197,841	$204,962	$(7,121)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/19/19	4	$520,013	$1,237
U.S. Treasury Ultra Bond	12/19/19	13	2,545,604	(50,823)
MSCI EAFE E-Mini Index	12/20/19	17	1,622,533	(8,893)
S&P 500 E Mini Index	12/20/19	40	6,003,309	(46,309)
U.S. Treasury Note 2 Year	12/31/19	18	3,890,648	(11,648)
U.S. Treasury Note 5 Year	12/31/19	15	1,796,883	(9,656)

				$(126,092)

Short
U.S. Treasury Long Bond	12/19/19	3	$(492,904)	$5,966

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 3.6%
Chemicals — 2.6%
Air Products & Chemicals, Inc.	520	$115,367
Albemarle Corp. (a)	10	695
Cabot Corp.	200	9,064
Celanese Corp.	1,070	130,851
CF Industries Holdings, Inc.	1,700	83,640
The Chemours Co.	3,600	53,784
Dow, Inc. (b)	4,803	228,863
DuPont de Nemours, Inc.	8,303	592,087
Eastman Chemical Co.	360	26,579
Element Solutions, Inc. (b)	1,800	18,324
FMC Corp.	500	43,840
Huntsman Corp.	13,700	318,662
Linde PLC	3,710	718,701
LyondellBasell Industries NV Class A	3,700	331,039
The Mosaic Co.	200	4,100
Olin Corp.	3,000	56,160
PPG Industries, Inc.	1,320	156,433
Westlake Chemical Corp.	260	17,035

		2,905,224

Forest Products & Paper — 0.3%
Domtar Corp.	1,237	44,297
International Paper Co.	5,800	242,556

		286,853

Iron & Steel — 0.6%
Nucor Corp.	3,500	178,185
Reliance Steel & Aluminum Co.	2,600	259,116
Steel Dynamics, Inc.	4,800	143,040
United States Steel Corp. (a)	4,390	50,704

		631,045

Mining — 0.1%
Alcoa Corp. (b)	1,500	30,105
Freeport-McMoRan, Inc.	5,031	48,147
Newmont Goldcorp Corp.	1,400	53,088
Southern Copper Corp.	1,200	40,956

		172,296

		3,995,418

Communications — 8.7%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	5,200	112,112
Omnicom Group, Inc.	1,800	140,940

		253,052

Internet — 0.3%
F5 Networks, Inc. (b)	340	47,743
IAC/InterActiveCorp (b)	380	82,828

	Number of Shares	Value
Symantec Corp.	1,900	$44,897
TripAdvisor, Inc. (b)	2,900	112,172
VeriSign, Inc. (b)	490	92,429

		380,069

Media — 3.6%
CBS Corp. Class B	1,600	64,592
Charter Communications, Inc. Class A (b)	100	41,212
Comcast Corp. Class A	37,700	1,699,516
Discovery, Inc. Class A (a) (b)	8,400	223,692
Discovery, Inc. Class C (b)	4,928	121,327
DISH Network Corp. Class A (b)	2,241	76,351
Fox Corp. Class A	2,033	64,111
Fox Corp. Class B (b)	1,433	45,197
John Wiley & Sons, Inc. Class A	700	30,758
Liberty Media Corp-Liberty SiriusXM Class A (b)	2,700	112,239
Liberty Media Corp-Liberty SiriusXM Class C (b)	2,100	88,116
The New York Times Co. Class A	1,100	31,328
News Corp. Class A	2,800	38,976
Nexstar Media Group, Inc. Class A	2,040	208,712
Sinclair Broadcast Group, Inc. Class A	6,200	264,988
Viacom, Inc. Class A (a)	1,500	39,390
Viacom, Inc. Class B	5,300	127,359
The Walt Disney Co.	5,928	772,537

		4,050,401

Telecommunications — 4.6%
AT&T, Inc.	36,436	1,378,738
CenturyLink, Inc.	13,007	162,327
Ciena Corp. (b)	1,400	54,922
CommScope Holding Co., Inc. (b)	4,200	49,392
EchoStar Corp. Class A (b)	600	23,772
Juniper Networks, Inc.	3,600	89,100
LogMeIn, Inc.	20	1,419
Motorola Solutions, Inc.	1,420	241,982
Sprint Corp. (b)	12,400	76,508
T-Mobile US, Inc. (b)	2,850	224,495
Telephone & Data Systems, Inc.	1,918	49,485
Verizon Communications, Inc.	44,700	2,698,092

		5,050,232

		9,733,754

Consumer, Cyclical — 7.7%
Airlines — 0.8%
Alaska Air Group, Inc.	500	32,455
American Airlines Group, Inc.	1,000	26,970
Copa Holdings SA Class A	80	7,900
Delta Air Lines, Inc.	6,100	351,360
JetBlue Airways Corp. (b)	1,900	31,825
Southwest Airlines Co.	2,800	151,228

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Airlines Holdings, Inc. (b)	3,000	$265,230

		866,968

Apparel — 0.1%
Capri Holdings Ltd. (b)	700	23,212
Columbia Sportswear Co.	100	9,689
Hanesbrands, Inc.	2,200	33,704
PVH Corp.	400	35,292
Ralph Lauren Corp.	80	7,638
Skechers U.S.A., Inc. Class A (b)	100	3,735
Tapestry, Inc.	600	15,630

		128,900

Auto Manufacturers — 1.0%
Ford Motor Co.	38,600	353,576
General Motors Co.	11,300	423,524
PACCAR, Inc.	4,900	343,049

		1,120,149

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	800	29,344
Lear Corp.	480	56,592
The The Goodyear Tire & Rubber Co.	3,400	48,977

		134,913

Distribution & Wholesale — 0.1%
Fastenal Co.	1,400	45,738
HD Supply Holdings, Inc. (b)	1,100	43,093
Resideo Technologies, Inc. (b)	3,118	44,743
WESCO International, Inc. (b)	500	23,885

		157,459

Entertainment — 0.3%
Cinemark Holdings, Inc.	7,800	301,392

Food Services — 0.1%
Aramark	1,400	61,012

Home Builders — 0.2%
D.R. Horton, Inc.	100	5,271
Lennar Corp. Class A	70	3,910
Lennar Corp. Class B	49	2,174
PulteGroup, Inc.	4,200	153,510
Toll Brothers, Inc.	1,200	49,260

		214,125

Home Furnishing — 0.1%
Dolby Laboratories, Inc. Class A	300	19,392
Whirlpool Corp.	570	90,265

		109,657

Housewares — 0.0%
Newell Brands, Inc.	1,700	31,824

Leisure Time — 0.5%
Carnival Corp.	1,900	83,049
Harley-Davidson, Inc.	1,200	43,164

	Number of Shares	Value
Norwegian Cruise Line Holdings Ltd. (b)	3,800	$196,726
Royal Caribbean Cruises Ltd.	2,800	303,324

		626,263

Lodging — 0.5%
Caesars Entertainment Corp. (b)	11,400	132,924
Extended Stay America, Inc.	300	4,392
Hyatt Hotels Corp. Class A	800	58,936
Las Vegas Sands Corp.	2,400	138,624
MGM Resorts International	100	2,772
Wyndham Destinations, Inc.	5,300	243,906

		581,554

Retail — 3.8%
Advance Auto Parts, Inc.	450	74,430
AutoNation, Inc. (b)	800	40,560
Best Buy Co., Inc.	2,600	179,374
Casey’s General Stores, Inc.	290	46,736
Dick’s Sporting Goods, Inc.	2,300	93,863
Foot Locker, Inc.	5,000	215,800
The Gap, Inc.	4,300	74,648
Genuine Parts Co.	1,000	99,590
The Home Depot, Inc.	2,870	665,897
Kohl’s Corp.	1,900	94,354
Macy’s, Inc.	2,244	34,872
McDonald’s Corp.	1,680	360,713
Penske Automotive Group, Inc.	200	9,456
Qurate Retail, Inc. (b)	16,600	171,229
Target Corp.	7,400	791,134
Tiffany & Co.	100	9,263
Walgreens Boots Alliance, Inc.	6,439	356,141
Walmart, Inc.	6,080	721,574
Williams-Sonoma, Inc.	300	20,394
Yum China Holdings, Inc.	2,300	104,489
Yum! Brands, Inc.	590	66,924

		4,231,441

		8,565,657

Consumer, Non-cyclical — 20.7%
Agriculture — 1.7%
Altria Group, Inc.	19,800	809,820
Bunge Ltd.	300	16,986
Philip Morris International, Inc.	13,760	1,044,797

		1,871,603

Beverages — 0.9%
Brown-Forman Corp. Class A	1,500	89,625
Brown-Forman Corp. Class B	1,500	94,170
The Coca-Cola Co.	8,500	462,740
Keurig Dr Pepper, Inc.	2,300	62,836
Molson Coors Brewing Co. Class B	360	20,700
PepsiCo, Inc.	1,680	230,328

		960,399

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (b)	900	$88,146
Amgen, Inc.	1,910	369,604
Biogen, Inc. (b)	1,970	458,655
Corteva, Inc. (b)	4,803	134,484
Exelixis, Inc. (b)	12,400	219,294
Gilead Sciences, Inc.	13,700	868,306
Regeneron Pharmaceuticals, Inc. (b)	710	196,954
United Therapeutics Corp. (b)	2,590	206,553

		2,541,996

Commercial Services — 0.6%
AMERCO	70	27,303
CoreLogic, Inc. (b)	400	18,508
Graham Holdings Co. Class B	6	3,981
H&R Block, Inc.	11,000	259,820
ManpowerGroup, Inc.	930	78,343
Nielsen Holdings PLC	3,700	78,625
Quanta Services, Inc.	600	22,680
Sabre Corp.	2,000	44,790
United Rentals, Inc. (b)	1,390	173,249

		707,299

Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	9,500	698,345
The Procter & Gamble Co.	16,900	2,102,022

		2,800,367

Foods — 1.7%
Campbell Soup Co.	2,400	112,608
Conagra Brands, Inc.	64	1,964
Flowers Foods, Inc.	1,900	43,947
General Mills, Inc.	4,800	264,576
The Hershey Co.	1,930	299,131
Ingredion, Inc.	160	13,078
The J.M. Smucker Co.	830	91,317
The Kraft Heinz Co.	400	11,174
The Kroger Co.	12,600	324,828
Lamb Weston Holdings, Inc.	33	2,400
McCormick & Co., Inc.	60	9,378
Mondelez International, Inc. Class A	2,050	113,406
Pilgrim’s Pride Corp. (b)	1,500	48,067
Post Holdings, Inc. (b)	260	27,518
Seaboard Corp.	10	43,750
Sprouts Farmers Market, Inc. (b)	11,100	214,674
TreeHouse Foods, Inc. (b)	500	27,725
Tyson Foods, Inc. Class A	2,000	172,280
US Foods Holding Corp. (b)	400	16,440

		1,838,261

Health Care – Products — 2.2%
Abbott Laboratories	7,300	610,791
Baxter International, Inc.	700	61,229
The Cooper Cos., Inc.	290	86,130
Danaher Corp.	1,140	164,650

	Number of Shares	Value
Henry Schein, Inc. (b)	2,400	$152,400
Medtronic PLC	7,369	800,421
QIAGEN NV (b)	500	16,485
Steris PLC	630	91,029
Thermo Fisher Scientific, Inc.	1,030	300,008
Zimmer Biomet Holdings, Inc.	1,410	193,550

		2,476,693

Health Care – Services — 0.8%
Anthem, Inc.	230	55,223
Centene Corp. (b)	1,920	83,059
DaVita, Inc. (b)	1,900	108,433
Encompass Health Corp.	3,100	196,168
HCA Healthcare, Inc.	1,210	145,708
Humana, Inc.	200	51,134
IQVIA Holdings, Inc. (b)	120	17,926
MEDNAX, Inc. (b)	1,600	36,192
Molina Healthcare, Inc. (b)	850	93,262
Quest Diagnostics, Inc.	10	1,070
Universal Health Services, Inc. Class B	690	102,638
WellCare Health Plans, Inc. (b)	70	18,142

		908,955

Household Products & Wares — 0.4%
The Clorox Co.	760	115,421
Kimberly-Clark Corp.	2,410	342,341
Spectrum Brands Holdings, Inc.	100	5,272

		463,034

Pharmaceuticals — 7.6%
Allergan PLC	2,090	351,726
Bristol-Myers Squibb Co.	13,400	679,514
Cardinal Health, Inc.	5,600	264,264
Cigna Corp. (b)	173	26,260
CVS Health Corp.	10,789	680,462
Herbalife Nutrition Ltd. (b)	500	18,930
Horizon Therapeutics PLC (b)	1,900	51,737
Jazz Pharmaceuticals PLC (b)	1,280	164,019
Johnson & Johnson	23,840	3,084,419
McKesson Corp.	3,040	415,447
Merck & Co., Inc.	4,528	381,167
Mylan NV (b)	5,500	108,790
Perrigo Co. PLC	1,300	72,657
Pfizer, Inc.	58,315	2,095,258

		8,394,650

		22,963,257

Energy — 7.0%
Oil & Gas — 6.5%
Apache Corp.	1,828	46,797
Cabot Oil & Gas Corp.	3,800	66,766
Centennial Resource Development, Inc. Class A (b)	5,400	24,381
Chesapeake Energy Corp. (a) (b)	47,100	66,411

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chevron Corp.	16,655	$1,975,283
Cimarex Energy Co.	2,900	139,026
ConocoPhillips	17,248	982,791
Devon Energy Corp.	50	1,203
Diamondback Energy, Inc.	670	60,239
EOG Resources, Inc.	1,990	147,698
EQT Corp.	2,800	29,792
Exxon Mobil Corp.	24,490	1,729,239
Hess Corp.	1,200	72,576
HollyFrontier Corp.	3,800	203,832
Marathon Oil Corp.	2,900	35,583
Marathon Petroleum Corp.	1,577	95,803
Murphy Oil Corp.	1,700	37,587
Noble Energy, Inc.	80	1,797
Occidental Petroleum Corp.	11,588	515,318
Parsley Energy, Inc. Class A	12,100	203,280
PBF Energy, Inc. Class A	5,600	152,264
Phillips 66	3,460	354,304
Transocean Ltd. (b)	1,100	4,917
Valero Energy Corp.	2,734	233,046
WPX Energy, Inc. (b)	66	699

		7,180,632

Oil & Gas Services — 0.4%
Apergy Corp. (b)	50	1,352
Baker Hughes a GE Co.	6,203	143,910
Halliburton Co.	10,300	194,155
Patterson-UTI Energy, Inc.	6,700	57,285
Schlumberger Ltd.	2,740	93,626

		490,328

Pipelines — 0.1%
Kinder Morgan, Inc.	900	18,549
ONEOK, Inc.	800	58,952

		77,501

		7,748,461

Financial — 30.4%
Banks — 12.0%
Associated Banc-Corp.	1,350	27,337
Bank of America Corp.	69,473	2,026,527
Bank of Hawaii Corp.	820	70,463
The Bank of New York Mellon Corp.	4,050	183,100
Bank OZK	2,500	68,175
BankUnited, Inc.	200	6,724
BB&T Corp.	1,419	75,732
BOK Financial Corp.	100	7,915
CIT Group, Inc.	5,100	231,081
Citigroup, Inc.	32,671	2,256,913
Citizens Financial Group, Inc.	6,300	222,831
Comerica, Inc.	3,000	197,970
Commerce Bancshares, Inc.	319	19,347
Cullen/Frost Bankers, Inc.	70	6,199
East West Bancorp, Inc.	1,600	70,864

	Number of Shares	Value
F.N.B. Corp.	23,800	$274,414
Fifth Third Bancorp	4,560	124,853
First Horizon National Corp.	3,016	48,859
The Goldman Sachs Group, Inc.	3,400	704,582
Huntington Bancshares, Inc.	5,871	83,779
JPMorgan Chase & Co.	22,837	2,687,687
KeyCorp	5,896	105,185
M&T Bank Corp.	1,255	198,252
Morgan Stanley	17,500	746,725
Northern Trust Corp.	630	58,792
PacWest Bancorp	2,400	87,216
The PNC Financial Services Group, Inc.	1,866	261,539
Popular, Inc.	5,300	286,624
Prosperity Bancshares, Inc.	900	63,567
Regions Financial Corp.	10,560	167,059
State Street Corp.	1,500	88,785
SunTrust Banks, Inc.	2,900	199,520
SVB Financial Group (b)	490	102,385
Synovus Financial Corp.	6,471	231,403
TCF Financial Corp.	609	23,185
Umpqua Holdings Corp.	3,300	54,318
US Bancorp	4,290	237,409
Webster Financial Corp.	600	28,122
Wells Fargo & Co.	15,353	774,405
Western Alliance Bancorp	4,000	184,320
Zions Bancorp NA	350	15,582

		13,309,745

Diversified Financial Services — 4.7%
Air Lease Corp.	800	33,456
Alliance Data Systems Corp.	500	64,065
Ally Financial, Inc.	6,900	228,804
American Express Co.	2,920	345,378
Ameriprise Financial, Inc.	3,290	483,959
BGC Partners, Inc. Class A	13,800	75,900
BlackRock, Inc.	510	227,276
Capital One Financial Corp.	3,150	286,587
The Charles Schwab Corp.	3,100	129,673
CME Group, Inc.	870	183,866
Credit Acceptance Corp. (b)	350	161,458
Discover Financial Services	4,200	340,578
E*TRADE Financial Corp.	4,400	192,236
Eaton Vance Corp.	3,700	166,241
Evercore, Inc. Class A	800	64,080
Franklin Resources, Inc.	2,600	75,036
Intercontinental Exchange, Inc.	335	30,910
Invesco Ltd.	7,700	130,438
Janus Henderson Group PLC	5,700	128,022
Lazard Ltd. Class A	3,800	133,000
Legg Mason, Inc.	6,300	240,597
Navient Corp.	25,100	321,280
OneMain Holdings, Inc.	2,900	106,372

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raymond James Financial, Inc.	1,700	$140,182
Santander Consumer USA Holdings, Inc.	4,200	107,142
SEI Investments Co.	1,500	88,883
SLM Corp.	12,300	108,548
Synchrony Financial	6,100	207,949
T. Rowe Price Group, Inc.	2,800	319,900
TD Ameritrade Holding Corp.	1,700	79,390
The Western Union Co.	400	9,268

		5,210,474

Insurance — 8.6%
Aflac, Inc.	5,600	292,992
Alleghany Corp. (b)	75	59,832
The Allstate Corp.	1,980	215,186
American Financial Group, Inc.	250	26,963
American International Group, Inc.	8,302	462,421
American National Insurance Co.	450	55,679
Arch Capital Group Ltd. (b)	3,400	142,732
Arthur J Gallagher & Co.	400	35,828
Assurant, Inc.	50	6,291
Assured Guaranty Ltd.	1,600	71,136
Athene Holding Ltd. Class A (b)	1,800	75,708
AXA Equitable Holdings, Inc.	10,900	241,544
Axis Capital Holdings Ltd.	400	26,688
Berkshire Hathaway, Inc. Class B (b)	12,890	2,681,378
Brighthouse Financial, Inc. (b)	2,430	98,342
Chubb Ltd.	751	121,241
Cincinnati Financial Corp.	1,160	135,337
CNA Financial Corp.	400	19,700
Erie Indemnity Co. Class A	350	64,978
Everest Re Group Ltd.	770	204,889
Fidelity National Financial, Inc.	2,557	113,556
First American Financial Corp.	2,700	159,327
The Hanover Insurance Group, Inc.	430	58,282
The Hartford Financial Services Group, Inc.	2,690	163,041
Kemper Corp.	400	31,180
Lincoln National Corp.	3,398	204,967
Loews Corp.	4,220	217,246
Markel Corp. (b)	5	5,910
Marsh & McLennan Cos., Inc.	500	50,025
Mercury General Corp.	590	32,969
MetLife, Inc.	11,440	539,510
MGIC Investment Corp.	27,800	349,724
Old Republic International Corp.	7,200	169,704
Primerica, Inc.	580	73,793
Principal Financial Group, Inc.	3,200	182,848
The Progressive Corp.	6,700	517,575
Prudential Financial, Inc.	5,160	464,142
Reinsurance Group of America, Inc. Class A	770	123,108
RenaissanceRe Holdings Ltd.	510	98,659

	Number of Shares	Value
The Travelers Cos., Inc.	1,969	$292,771
Unum Group	2,600	77,272
Voya Financial, Inc.	8,800	479,072
W.R. Berkley Corp.	450	32,504
White Mountains Insurance Group Ltd.	53	57,240

		9,533,290

Real Estate — 0.2%
CBRE Group, Inc. Class A (b)	2,700	143,127
Jones Lang LaSalle, Inc.	670	93,170

		236,297

Real Estate Investment Trusts (REITS) — 4.6%
AGNC Investment Corp.	3,400	54,706
Alexandria Real Estate Equities, Inc.	20	3,081
American Campus Communities, Inc.	100	4,808
Annaly Capital Management, Inc.	4,260	37,488
Apartment Investment & Management Co. Class A	899	46,874
Apple Hospitality REIT, Inc.	4,700	77,926
AvalonBay Communities, Inc.	324	69,767
Boston Properties, Inc.	1,460	189,304
Brixmor Property Group, Inc.	3,300	66,957
Camden Property Trust	100	11,101
Chimera Investment Corp.	16,620	325,087
Columbia Property Trust, Inc.	1,900	40,185
CubeSmart	200	6,980
Digital Realty Trust, Inc.	30	3,894
Douglas Emmett, Inc.	1,200	51,396
Duke Realty Corp.	2,400	81,528
EPR Properties	500	38,430
Equity Commonwealth	1,567	53,670
Equity Residential	2,700	232,902
Essex Property Trust, Inc.	113	36,911
Extra Space Storage, Inc.	370	43,223
Federal Realty Investment Trust	720	98,021
Gaming and Leisure Properties, Inc.	1,000	38,240
HCP, Inc.	2,700	96,201
Highwoods Properties, Inc.	800	35,952
Host Hotels & Resorts, Inc.	7,703	133,185
Hudson Pacific Properties, Inc.	300	10,038
Iron Mountain, Inc.	4,400	142,516
JBG SMITH Properties	19	745
Kilroy Realty Corp.	100	7,789
Kimco Realty Corp.	4,900	102,312
Liberty Property Trust	2,170	111,386
Life Storage, Inc.	400	42,164
The Macerich Co.	882	27,862
Medical Properties Trust, Inc.	5,900	115,404
MFA Financial, Inc.	10,100	74,336
Mid-America Apartment Communities, Inc.	183	23,792
National Retail Properties, Inc.	300	16,920

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New Residential Investment Corp.	5,800	$90,944
Omega Healthcare Investors, Inc.	2,000	83,580
Outfront Media, Inc.	8,800	244,464
Paramount Group, Inc.	10,600	141,510
Park Hotels & Resorts, Inc.	2,900	72,413
Prologis, Inc.	3,393	289,151
Public Storage	510	125,088
Realty Income Corp.	2,200	168,696
Retail Properties of America, Inc. Class A	3,300	40,656
Service Properties Trust	3,140	80,981
Simon Property Group, Inc.	1,920	298,848
SL Green Realty Corp.	180	14,715
Spirit Realty Capital, Inc.	3,540	169,424
Starwood Property Trust, Inc.	1,300	31,486
STORE Capital Corp.	500	18,705
Sun Communities, Inc.	100	14,845
Two Harbors Investment Corp.	3,450	45,299
UDR, Inc.	400	19,392
Ventas, Inc.	2,200	160,666
VEREIT, Inc.	14,400	140,832
VICI Properties, Inc.	4,200	95,130
Vornado Realty Trust	38	2,419
Weingarten Realty Investors	3,100	90,303
Welltower, Inc.	1,100	99,715
WP Carey, Inc.	800	71,600

		5,163,943

Savings & Loans — 0.3%
New York Community Bancorp, Inc.	7,690	96,510
People’s United Financial, Inc.	600	9,381
Sterling Bancorp	10,500	210,630

		316,521

		33,770,270

Industrial — 9.3%
Aerospace & Defense — 1.0%
Arconic, Inc.	7,200	187,200
L3 Harris Technologies, Inc.	2,767	577,307
Raytheon Co.	370	72,590
Spirit AeroSystems Holdings, Inc. Class A	500	41,120
United Technologies Corp.	1,650	225,258

		1,103,475

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	200	10,940
Johnson Controls International PLC	3,329	146,110
Lennox International, Inc.	770	187,087
Masco Corp.	3,000	125,040
MDU Resources Group, Inc.	2,400	67,656
Owens Corning	200	12,640

		549,473

	Number of Shares	Value
Electrical Components & Equipment — 0.4%
Acuity Brands, Inc.	250	$33,697
AMETEK, Inc.	300	27,546
Emerson Electric Co.	2,300	153,778
Hubbell, Inc. Class B	1,820	239,148

		454,169

Electronics — 1.9%
ADT, Inc. (a)	19,100	119,757
Agilent Technologies, Inc.	1,100	84,293
Allegion PLC	910	94,321
Arrow Electronics, Inc. (b)	500	37,290
Avnet, Inc.	1,700	75,624
FLIR Systems, Inc.	500	26,295
Fortive Corp.	1,300	89,128
Garmin Ltd.	1,400	118,566
Gentex Corp.	9,600	264,336
Honeywell International, Inc.	4,400	744,480
Jabil, Inc.	8,000	286,160
National Instruments Corp.	1,500	62,985
nVent Electric PLC	1,519	33,479
PerkinElmer, Inc.	10	852
Trimble, Inc. (b)	2,200	85,382

		2,122,948

Engineering & Construction — 0.2%
AECOM (b)	2,311	86,801
Fluor Corp.	800	15,304
frontdoor, Inc. (b)	3,000	145,710
Jacobs Engineering Group, Inc.	100	9,150

		256,965

Environmental Controls — 0.3%
Clean Harbors, Inc. (b)	600	46,320
Pentair PLC	1,019	38,518
Republic Services, Inc.	290	25,100
Waste Management, Inc.	2,170	249,550

		359,488

Hand & Machine Tools — 0.3%
Regal Beloit Corp.	600	43,710
Snap-on, Inc.	360	56,354
Stanley Black & Decker, Inc.	1,285	185,567

		285,631

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	2,350	296,829
Oshkosh Corp.	300	22,740

		319,569

Machinery – Diversified — 1.2%
AGCO Corp.	2,966	224,526
Crane Co.	120	9,676
Cummins, Inc.	2,570	418,062
Curtiss-Wright Corp.	220	28,461
Dover Corp.	2,900	288,724

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Flowserve Corp.	600	$28,026
Gardner Denver Holdings, Inc. (b)	1,800	50,922
GrafTech International Ltd.	1,200	15,360
IDEX Corp.	810	132,743
Roper Technologies, Inc.	530	188,998

		1,385,498

Manufacturing — 0.4%
3M Co.	2,340	384,696
AptarGroup, Inc.	600	71,070

		455,766

Metal Fabricate & Hardware — 0.1%
The Timken Co.	1,700	73,967

Miscellaneous – Manufacturing — 0.8%
Carlisle Cos., Inc.	60	8,732
Eaton Corp. PLC	3,072	255,437
General Electric Co.	22,490	201,061
Hexcel Corp.	1,100	90,343
Ingersoll-Rand PLC	240	29,570
ITT, Inc.	400	24,476
Parker-Hannifin Corp.	1,200	216,732
Textron, Inc.	200	9,792
Trinity Industries, Inc.	800	15,744

		851,887

Packaging & Containers — 0.4%
Ardagh Group SA	400	6,272
Berry Global Group, Inc. (b)	2,100	82,467
Crown Holdings, Inc. (b)	600	39,636
Graphic Packaging Holding Co.	2,900	42,775
Owens-Illinois, Inc.	3,000	30,810
Packaging Corp. of America	300	31,830
Silgan Holdings, Inc.	5,800	174,203
Sonoco Products Co.	800	46,568
WestRock Co.	1,440	52,488

		507,049

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	950	201,201

Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	700	59,346
CSX Corp.	4,100	284,007
Expeditors International of Washington, Inc.	600	44,574
FedEx Corp.	900	131,013
Landstar System, Inc.	1,010	113,706
Norfolk Southern Corp.	2,540	456,336
Ryder System, Inc.	790	40,898
XPO Logistics, Inc. (b)	4,000	286,280

		1,416,160

		10,343,246

	Number of Shares	Value
Technology — 6.1%
Computers — 1.9%
Amdocs Ltd.	3,100	$204,941
CACI International, Inc. Class A (b)	210	48,565
Cognizant Technology Solutions Corp. Class A	2,700	162,715
Dell Technologies C (b)	6,693	347,099
DXC Technology Co.	2,700	79,650
Hewlett Packard Enterprise Co.	16,800	254,856
HP, Inc.	18,300	346,236
International Business Machines Corp.	3,590	522,058
Leidos Holdings, Inc.	1,650	141,702
Western Digital Corp.	36	2,147

		2,109,969

Office & Business Equipment — 0.2%
Xerox Holdings Corp. (b)	7,114	212,780

Semiconductors — 3.5%
Analog Devices, Inc.	1,700	189,941
Applied Materials, Inc.	5,500	274,450
Cypress Semiconductor Corp.	1,700	39,678
Intel Corp.	41,200	2,123,036
Lam Research Corp.	1,840	425,242
Maxim Integrated Products, Inc.	1,700	98,447
Micron Technology, Inc. (b)	14,400	617,040
ON Semiconductor Corp. (b)	2,700	51,867
Qorvo, Inc. (b)	1,000	74,140
Skyworks Solutions, Inc.	400	31,700

		3,925,541

Software — 0.5%
Activision Blizzard, Inc.	2,200	116,424
Akamai Technologies, Inc. (b)	600	54,828
Autodesk, Inc. (b)	530	78,281
Citrix Systems, Inc.	1,100	106,172
Electronic Arts, Inc. (b)	800	78,256
Fidelity National Information Services, Inc.	430	57,087
Nuance Communications, Inc. (b)	600	9,786
SS&C Technologies Holdings, Inc	100	5,157
Zynga, Inc. Class A (b)	2,700	15,714

		521,705

		6,769,995

Utilities — 6.3%
Electric — 6.1%
AES Corp.	20,700	338,238
Alliant Energy Corp.	1,000	53,930
Ameren Corp.	2,360	188,918
American Electric Power Co., Inc.	4,230	396,309
Avangrid, Inc.	900	47,025
CenterPoint Energy, Inc.	2,000	60,360
CMS Energy Corp.	3,100	198,245
Consolidated Edison, Inc.	1,760	166,267

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dominion Energy, Inc.	1,185	$96,032
DTE Energy Co.	2,260	300,490
Duke Energy Corp.	7,714	739,464
Edison International	1,180	88,996
Entergy Corp.	1,580	185,429
Evergy, Inc.	2,360	157,082
Eversource Energy	3,481	297,521
Exelon Corp.	3,775	182,370
FirstEnergy Corp.	4,627	223,160
Hawaiian Electric Industries, Inc.	2,200	100,342
IDACORP, Inc.	400	45,068
NextEra Energy, Inc.	582	135,600
NRG Energy, Inc.	3,500	138,600
OGE Energy Corp.	600	27,228
PG&E Corp. (b)	4,200	42,000
Pinnacle West Capital Corp.	1,260	122,308
PPL Corp.	15,600	491,244
Public Service Enterprise Group, Inc.	5,400	335,232
Sempra Energy	2,380	351,312
The Southern Co.	7,350	454,009
Vistra Energy Corp.	12,600	336,798
WEC Energy Group, Inc.	1,120	106,512
Xcel Energy, Inc.	5,720	371,171

		6,777,260

Gas — 0.2%
Atmos Energy Corp.	250	28,473
National Fuel Gas Co.	2,250	105,570
NiSource, Inc.	490	14,661
UGI Corp.	435	21,867

		170,571

Water — 0.0%
American Water Works Co., Inc.	180	22,361
Aqua America, Inc.	25	1,121

		23,482

		6,971,313

TOTAL COMMON STOCK (Cost $108,074,608)		110,861,371

TOTAL EQUITIES (Cost $108,074,608)		110,861,371

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (c)	512,349	512,349

TOTAL MUTUAL FUNDS (Cost $512,349)		512,349

TOTAL LONG-TERM INVESTMENTS (Cost $108,586,957)		111,373,720

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$202,717	$202,717

TOTAL SHORT-TERM INVESTMENTS (Cost $202,717)		202,717

TOTAL INVESTMENTS — 100.5% (Cost $108,789,674) (e)		111,576,437

Other Assets/(Liabilities) — (0.5)%		(557,170)

NET ASSETS — 100.0%		$111,019,267

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $495,579 or 0.45% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note2).

(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $202,722. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $208,315.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 0.6%
Chemicals — 0.6%
Ecolab, Inc.	3,560	$705,022

Communications — 14.1%
Internet — 9.3%
Amazon.com, Inc. (a)	2,425	4,209,582
Booking Holdings, Inc. (a)	1,380	2,708,402
Facebook, Inc. Class A (a)	23,016	4,098,689

		11,016,673

Telecommunications — 4.8%
Motorola Solutions, Inc.	19,286	3,286,527
Verizon Communications, Inc.	40,280	2,431,301

		5,717,828

		16,734,501

Consumer, Cyclical — 8.8%
Auto Manufacturers — 0.7%
General Motors Co.	21,070	789,704

Distribution & Wholesale — 1.1%
Fastenal Co.	39,700	1,296,999

Home Builders — 0.6%
D.R. Horton, Inc.	14,450	761,659

Retail — 6.4%
Best Buy Co., Inc.	20,410	1,408,086
The Home Depot, Inc.	12,650	2,935,053
O’Reilly Automotive, Inc. (a)	2,620	1,044,096
Starbucks Corp.	16,809	1,486,252
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,690	674,248

		7,547,735

		10,396,097

Consumer, Non-cyclical — 25.2%
Beverages — 1.9%
Anheuser-Busch InBev SA/NV	12,564	1,196,093
Constellation Brands, Inc. Class A	5,220	1,082,001

		2,278,094

Biotechnology — 0.8%
Gilead Sciences, Inc.	14,270	904,433

Commercial Services — 2.6%
Cintas Corp.	2,382	638,614
Nielsen Holdings PLC	9,591	203,809
S&P Global, Inc.	9,286	2,274,884

		3,117,307

Cosmetics & Personal Care — 4.1%
The Procter & Gamble Co.	38,570	4,797,337

	Number of Shares	Value
Health Care – Products — 4.0%
Boston Scientific Corp. (a)	18,804	$765,135
Thermo Fisher Scientific, Inc.	6,270	1,826,263
Zimmer Biomet Holdings, Inc.	15,950	2,189,456

		4,780,854

Health Care – Services — 3.8%
Laboratory Corp. of America Holdings (a)	3,150	529,200
UnitedHealth Group, Inc.	18,199	3,955,007

		4,484,207

Household Products & Wares — 1.4%
Church & Dwight Co., Inc.	21,800	1,640,232

Pharmaceuticals — 6.6%
AstraZeneca PLC Sponsored ADR	44,370	1,977,571
Elanco Animal Health, Inc. (a)	75,880	2,017,649
Merck & Co., Inc.	45,451	3,826,065

		7,821,285

		29,823,749

Energy — 5.3%
Oil & Gas — 2.6%
Suncor Energy, Inc.	97,998	3,094,777

Oil & Gas Services — 1.1%
Schlumberger Ltd.	40,078	1,369,465

Pipelines — 1.6%
Magellan Midstream Partners LP (b)	27,939	1,851,518

		6,315,760

Financial — 22.5%
Banks — 6.4%
Danske Bank A/S	52,451	730,204
JP Morgan Chase & Co.	48,480	5,705,611
SVB Financial Group (a)	5,680	1,186,836

		7,622,651

Diversified Financial Services — 5.8%
Capital One Financial Corp.	33,453	3,043,554
Intercontinental Exchange, Inc.	20,952	1,933,241
Mastercard, Inc. Class A	5,849	1,588,413
Tradeweb Markets, Inc. Class A	8,897	329,011

		6,894,219

Insurance — 6.9%
AXA Equitable Holdings, Inc.	108,115	2,395,829
Berkshire Hathaway, Inc. Class B (a)	19,040	3,960,701
The Progressive Corp.	23,552	1,819,392

		8,175,922

Real Estate Investment Trusts (REITS) — 3.4%
Prologis, Inc.	46,437	3,957,361

		26,650,153

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 7.4%
Aerospace & Defense — 3.1%
Lockheed Martin Corp.	9,503	$3,706,740

Electronics — 1.4%
Honeywell International, Inc.	9,624	1,628,381

Environmental Controls — 1.2%
Republic Services, Inc.	16,715	1,446,683

Transportation — 1.7%
Union Pacific Corp.	12,061	1,953,641

		8,735,445

Technology — 13.8%
Computers — 1.1%
Amdocs Ltd.	19,917	1,316,713

Semiconductors — 4.3%
Applied Materials, Inc.	45,113	2,251,139
QUALCOMM, Inc.	25,540	1,948,191
Texas Instruments, Inc.	6,680	863,323

		5,062,653

Software — 8.4%
Microsoft Corp.	64,124	8,915,160
ServiceNow, Inc. (a)	4,100	1,040,785

		9,955,945

		16,335,311

Utilities — 1.5%
Electric — 1.5%
Duke Energy Corp.	19,070	1,828,050

TOTAL COMMON STOCK (Cost $102,735,959)		117,524,088

TOTAL EQUITIES (Cost $102,735,959)		117,524,088

TOTAL LONG-TERM INVESTMENTS (Cost $102,735,959)		117,524,088

TOTAL INVESTMENTS — 99.2% (Cost $102,735,959) (c)		117,524,088

Other Assets/(Liabilities) — 0.8%		910,614

NET ASSETS — 100.0%		$118,434,702

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 0.7%
Chemicals — 0.7%
Axalta Coating Systems Ltd. (a)	2,500	$75,375
CF Industries Holdings, Inc.	9,700	477,240
Ecolab, Inc.	728	144,173
Element Solutions, Inc. (a)	46,100	469,298
NewMarket Corp.	210	99,139
PPG Industries, Inc.	1,310	155,248
The Sherwin-Williams Co.	390	214,449
Versum Materials, Inc.	1,520	80,454

		1,715,376

Mining — 0.0%
Southern Copper Corp.	2,802	95,632

		1,811,008

Communications — 22.1%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	6,800	146,608
Omnicom Group, Inc.	3,900	305,370

		451,978

Internet — 17.4%
Alphabet, Inc. Class A (a)	6,299	7,691,961
Alphabet, Inc. Class C (a)	5,979	7,288,401
Amazon.com, Inc. (a)	7,931	13,767,502
Booking Holdings, Inc. (a)	1,265	2,482,702
CDW Corp.	4,500	554,580
eBay, Inc.	16,600	647,068
Etsy, Inc. (a)	2,500	141,250
Expedia Group, Inc.	2,052	275,809
F5 Networks, Inc. (a)	1,450	203,609
Facebook, Inc. Class A (a)	49,040	8,733,043
GoDaddy, Inc. Class A (a)	1,800	118,764
IAC/InterActiveCorp (a)	240	52,313
Match Group, Inc.	4,300	307,192
Netflix, Inc. (a)	6,567	1,757,461
Okta, Inc. (a)	600	59,076
Palo Alto Networks, Inc. (a)	240	48,919
RingCentral, Inc. Class A (a)	1,100	138,226
TripAdvisor, Inc. (a)	2,200	85,096
Twitter, Inc. (a)	6,600	271,920
VeriSign, Inc. (a)	1,270	239,560
Zendesk, Inc. (a)	400	29,152

		44,893,604

Media — 1.9%
Altice USA, Inc. Class A (a)	10,000	286,800
AMC Networks, Inc. Class A (a)	8,600	422,776
CBS Corp. Class B	6,300	254,331
Charter Communications, Inc. Class A (a)	140	57,697

	Number of Shares	Value
Comcast Corp. Class A	61,200	$2,758,896
FactSet Research Systems, Inc.	370	89,899
Nexstar Media Group, Inc. Class A	3,630	371,385
Sinclair Broadcast Group, Inc. Class A	10,400	444,496
Sirius XM Holdings, Inc. (b)	20,300	126,976

		4,813,256

Telecommunications — 2.6%
Arista Networks, Inc. (a)	780	186,358
Cisco Systems, Inc.	111,900	5,528,979
Corning, Inc.	2,900	82,708
Motorola Solutions, Inc.	3,000	511,230
T-Mobile US, Inc. (a)	4,200	330,834
Ubiquiti, Inc. (a)	670	79,234

		6,719,343

		56,878,181

Consumer, Cyclical — 9.1%
Airlines — 0.5%
Alaska Air Group, Inc.	1,500	97,365
Delta Air Lines, Inc.	7,500	432,000
Southwest Airlines Co.	6,300	340,263
United Airlines Holdings, Inc. (a)	4,600	406,686

		1,276,314

Apparel — 1.0%
Capri Holdings Ltd. (a)	2,400	79,584
Carter’s, Inc.	100	9,121
Hanesbrands, Inc.	8,900	136,348
NIKE, Inc. Class B	19,680	1,848,346
Skechers U.S.A., Inc. Class A (a)	4,210	157,243
VF Corp.	2,800	249,172

		2,479,814

Auto Parts & Equipment — 0.2%
Allison Transmission Holdings, Inc.	10,900	512,845
Aptiv PLC	300	26,226

		539,071

Distribution & Wholesale — 0.3%
Copart, Inc. (a)	3,300	265,089
Fastenal Co.	3,600	117,612
IAA, Inc. (a)	4,200	175,266
KAR Auction Services, Inc.	700	17,185
W.W. Grainger, Inc.	200	59,430

		634,582

Entertainment — 0.0%
Live Nation Entertainment, Inc. (a)	500	33,170
The Madison Square Garden Co. Class A (a)	3	791

		33,961

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.3%
Lennar Corp. Class A	400	$22,340
NVR, Inc. (a)	180	669,123

		691,463

Home Furnishing — 0.0%
Tempur Sealy International, Inc. (a)	1,200	92,640

Housewares — 0.0%
The Scotts Miracle-Gro Co.	800	81,456
The Toro Co.	60	4,398

		85,854

Leisure Time — 0.2%
Norwegian Cruise Line Holdings Ltd. (a)	7,100	367,567
Planet Fitness, Inc. Class A (a)	1,400	81,018
Polaris, Inc.	1,500	132,015

		580,600

Lodging — 0.6%
Choice Hotels International, Inc.	700	62,272
Hilton Worldwide Holdings, Inc.	9,700	903,167
Las Vegas Sands Corp.	6,400	369,664
Marriott International, Inc. Class A	977	121,509
MGM Resorts International	400	11,088
Wyndham Hotels & Resorts, Inc.	50	2,587
Wynn Resorts Ltd.	750	81,540

		1,551,827

Retail — 5.8%
Advance Auto Parts, Inc.	1,660	274,564
AutoZone, Inc. (a)	738	800,450
Best Buy Co., Inc.	4,000	275,960
Burlington Stores, Inc. (a)	10	1,998
CarMax, Inc. (a)	1,100	96,800
Chipotle Mexican Grill, Inc. (a)	403	338,709
Costco Wholesale Corp.	6,350	1,829,498
Darden Restaurants, Inc.	2,080	245,898
Dollar General Corp.	1,620	257,483
Dollar Tree, Inc. (a)	27	3,082
Domino’s Pizza, Inc.	20	4,892
Dunkin’ Brands Group, Inc.	700	55,552
The Home Depot, Inc.	9,580	2,222,752
L Brands, Inc.	1,300	25,467
Lowe’s Cos., Inc.	5,000	549,800
Lululemon Athletica, Inc. (a)	2,450	471,698
McDonald’s Corp.	780	167,474
Nordstrom, Inc. (b)	4,900	164,983
O’Reilly Automotive, Inc. (a)	1,590	633,631
Ross Stores, Inc.	6,480	711,828
Starbucks Corp.	36,300	3,209,646
Target Corp.	5,100	545,241
The TJX Cos., Inc.	20,540	1,144,900
Tractor Supply Co.	1,530	138,373

	Number of Shares	Value
The Wendy’s Co.	5,300	$105,894
Williams-Sonoma, Inc.	1,200	81,576
Yum China Holdings, Inc.	5,200	236,236
Yum! Brands, Inc.	3,670	416,288

		15,010,673

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	3,290	390,490

		23,367,289

Consumer, Non-cyclical — 20.4%
Agriculture — 0.4%
Altria Group, Inc.	25,270	1,033,543

Beverages — 1.7%
Brown-Forman Corp. Class A	1,600	95,600
Brown-Forman Corp. Class B	1,717	107,793
The Coca-Cola Co.	12,160	661,991
Monster Beverage Corp. (a)	6,550	380,293
PepsiCo, Inc.	22,539	3,090,097

		4,335,774

Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc. (a)	3,730	365,316
Amgen, Inc.	15,560	3,011,016
Biogen, Inc. (a)	2,290	533,158
Celgene Corp. (a)	20,000	1,986,000
Exelixis, Inc. (a)	25,000	442,125
Gilead Sciences, Inc.	6,220	394,224
Illumina, Inc. (a)	320	97,350
Incyte Corp. (a)	3,200	237,536
Ionis Pharmaceuticals, Inc. (a)	1,300	77,883
Regeneron Pharmaceuticals, Inc. (a)	1,060	294,044
Vertex Pharmaceuticals, Inc. (a)	6,470	1,096,147

		8,534,799

Commercial Services — 3.0%
Automatic Data Processing, Inc.	3,040	490,717
Booz Allen Hamilton Holding Corp.	6,100	433,222
Cintas Corp.	770	206,437
CoreLogic, Inc. (a)	500	23,135
CoStar Group, Inc. (a)	590	349,988
Euronet Worldwide, Inc. (a)	1,340	196,042
FleetCor Technologies, Inc. (a)	1,170	335,533
Gartner, Inc. (a)	2,480	354,615
Global Payments, Inc.	591	93,969
H&R Block, Inc.	14,600	344,852
IHS Markit Ltd. (a)	2,400	160,512
Moody’s Corp.	1,740	356,404
Nielsen Holdings PLC	11,900	252,875
PayPal Holdings, Inc. (a)	20,370	2,110,128
Quanta Services, Inc.	1,200	45,360
Robert Half International, Inc.	3,500	194,810
Rollins, Inc.	1,500	51,105
S&P Global, Inc.	2,170	531,607

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sabre Corp.	3,700	$82,862
Service Corp. International	800	38,248
ServiceMaster Global Holdings, Inc. (a)	100	5,590
Square, Inc. Class A (a)	100	6,195
TransUnion	500	40,555
United Rentals, Inc. (a)	3,700	461,168
Verisk Analytics, Inc.	2,830	447,536
WEX, Inc. (a)	650	131,345

		7,744,810

Cosmetics & Personal Care — 0.2%
The Estee Lauder Cos., Inc. Class A	610	121,360
The Procter & Gamble Co.	2,580	320,900

		442,260

Foods — 1.1%
Campbell Soup Co.	2,600	121,992
The Hershey Co.	4,970	770,300
Kellogg Co.	2,840	182,754
McCormick & Co., Inc.	1,690	264,147
Pilgrim’s Pride Corp. (a)	4,500	144,203
Post Holdings, Inc. (a)	880	93,139
Sprouts Farmers Market, Inc. (a)	20,500	396,470
Sysco Corp.	12,100	960,740

		2,933,745

Health Care – Products — 2.3%
Abbott Laboratories	12,500	1,045,875
ABIOMED, Inc. (a)	400	71,156
Baxter International, Inc.	2,620	229,171
Becton Dickinson and Co.	13	3,288
Boston Scientific Corp. (a)	100	4,069
Bruker Corp.	1,800	79,074
Edwards Lifesciences Corp. (a)	2,630	578,363
Henry Schein, Inc. (a)	3,280	208,280
Hill-Rom Holdings, Inc.	720	75,766
ICU Medical, Inc. (a)	10	1,596
IDEXX Laboratories, Inc. (a)	1,520	413,334
Intuitive Surgical, Inc. (a)	1,108	598,242
ResMed, Inc.	1,860	251,305
Stryker Corp.	3,590	776,517
Teleflex, Inc.	190	64,552
Thermo Fisher Scientific, Inc.	4,810	1,401,009
Varian Medical Systems, Inc. (a)	310	36,918

		5,838,515

Health Care – Services — 1.7%
Centene Corp. (a)	6,202	268,299
Charles River Laboratories International, Inc. (a)	800	105,896
Chemed Corp.	440	183,731
Encompass Health Corp.	2,100	132,888
HCA Healthcare, Inc.	2,420	291,416
Humana, Inc.	480	122,722

	Number of Shares	Value
IQVIA Holdings, Inc. (a)	40	$5,975
Molina Healthcare, Inc. (a)	1,460	160,191
UnitedHealth Group, Inc.	13,760	2,990,323
WellCare Health Plans, Inc. (a)	310	80,343

		4,341,784

Household Products & Wares — 0.3%
Avery Dennison Corp.	380	43,157
Church & Dwight Co., Inc.	2,820	212,177
The Clorox Co.	3,180	482,946

		738,280

Pharmaceuticals — 6.4%
AbbVie, Inc.	41,883	3,171,381
Align Technology, Inc. (a)	1,480	267,761
AmerisourceBergen Corp.	5,060	416,590
Bristol-Myers Squibb Co.	22,100	1,120,691
Cigna Corp. (a)	201	30,510
Eli Lilly & Co.	24,380	2,726,415
Herbalife Nutrition Ltd. (a)	760	28,774
Horizon Therapeutics PLC (a)	4,200	114,366
Jazz Pharmaceuticals PLC (a)	2,280	292,159
Johnson & Johnson	13,700	1,772,506
McKesson Corp.	3,590	490,609
Merck & Co., Inc.	59,900	5,042,382
PRA Health Sciences, Inc. (a)	1,700	168,691
Zoetis, Inc.	8,100	1,009,179

		16,652,014

		52,595,524

Energy — 0.2%
Oil & Gas — 0.2%
Cabot Oil & Gas Corp.	9,700	170,429
Occidental Petroleum Corp.	146	6,493
Parsley Energy, Inc. Class A	18,400	309,120
Pioneer Natural Resources Co.	600	75,462

		561,504

Pipelines — 0.0%
ONEOK, Inc.	1,300	95,797

		657,301

Financial — 8.6%
Banks — 0.1%
CIT Group, Inc.	1,700	77,027
Comerica, Inc.	900	59,391
SVB Financial Group (a)	80	16,716
Synovus Financial Corp.	2,200	78,672
Western Alliance Bancorp	1,600	73,728

		305,534

Diversified Financial Services — 5.6%
Air Lease Corp.	100	4,182
Alliance Data Systems Corp.	640	82,003
American Express Co.	1,270	150,216

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc.	3,470	$510,437
The Charles Schwab Corp.	9,200	384,836
Credit Acceptance Corp. (a)	70	32,292
Discover Financial Services	4,700	381,123
E*TRADE Financial Corp.	9,400	410,686
Evercore, Inc. Class A	700	56,070
Intercontinental Exchange, Inc.	1,250	115,338
Lazard Ltd. Class A	3,200	112,000
LPL Financial Holdings, Inc.	6,000	491,400
Mastercard, Inc. Class A	20,160	5,474,851
Raymond James Financial, Inc.	4,800	395,808
SEI Investments Co.	400	23,702
Synchrony Financial	12,000	409,080
T. Rowe Price Group, Inc.	1,850	211,362
TD Ameritrade Holding Corp.	2,100	98,070
Visa, Inc. Class A	28,860	4,964,209
The Western Union Co.	320	7,414

		14,315,079

Insurance — 0.7%
Alleghany Corp. (a)	50	39,888
Aon PLC	1,120	216,798
Arch Capital Group Ltd. (a)	3,800	159,524
Athene Holding Ltd. Class A (a)	1,700	71,502
Axis Capital Holdings Ltd.	400	26,688
Erie Indemnity Co. Class A	70	12,996
Everest Re Group Ltd.	1,690	449,692
Marsh & McLennan Cos., Inc.	1,200	120,060
Primerica, Inc.	670	85,244
The Progressive Corp.	6,500	502,125
RenaissanceRe Holdings Ltd.	90	17,411
The Travelers Cos., Inc.	1,390	206,679
Voya Financial, Inc.	300	16,332

		1,924,939

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	3,500	185,535

Real Estate Investment Trusts (REITS) — 2.1%
American Tower Corp.	4,315	954,176
Brookfield Property REIT, Inc. Class A	4,700	95,833
CoreSite Realty Corp.	1,660	202,271
Crown Castle International Corp.	9,290	1,291,403
Equinix, Inc.	607	350,118
Equity LifeStyle Properties, Inc.	100	13,360
Extra Space Storage, Inc.	1,760	205,603
Lamar Advertising Co. Class A	2,000	163,860
Outfront Media, Inc.	17,700	491,706
Public Storage	3,020	740,715
Simon Property Group, Inc.	4,579	712,721
Sun Communities, Inc.	580	86,101

		5,307,867

		22,038,954

	Number of Shares	Value
Industrial — 8.1%
Aerospace & Defense — 2.0%
The Boeing Co.	4,940	$1,879,522
General Dynamics Corp.	470	85,883
HEICO Corp.	642	80,173
HEICO Corp. Class A	1,288	125,335
L3 Harris Technologies, Inc.	2,690	561,242
Lockheed Martin Corp.	4,460	1,739,667
Northrop Grumman Corp.	90	33,731
Raytheon Co.	1,790	351,180
Spirit AeroSystems Holdings, Inc. Class A	3,400	279,616

		5,136,349

Building Materials — 0.3%
Armstrong World Industries, Inc.	4,700	454,490
Eagle Materials, Inc.	3,410	306,934
Fortune Brands Home & Security, Inc.	200	10,940
Lennox International, Inc.	10	2,430

		774,794

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	400	53,916
AMETEK, Inc.	1,175	107,888
Emerson Electric Co.	110	7,355
Hubbell, Inc. Class B	3,610	474,354
Universal Display Corp.	1,040	174,616

		818,129

Electronics — 1.3%
Allegion PLC	1,570	162,730
Amphenol Corp. Class A	100	9,650
Fortive Corp.	960	65,818
Honeywell International, Inc.	7,470	1,263,924
Jabil, Inc.	15,200	543,704
Keysight Technologies, Inc. (a)	3,800	369,550
Mettler-Toledo International, Inc. (a)	600	422,640
National Instruments Corp.	600	25,194
Sensata Technologies Holding PLC (a)	1,300	65,078
Waters Corp. (a)	1,360	303,593

		3,231,881

Environmental Controls — 0.3%
Waste Management, Inc.	6,320	726,800

Hand & Machine Tools — 0.0%
Lincoln Electric Holdings, Inc.	500	43,380

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	2,150	271,566

Machinery – Diversified — 0.4%
Dover Corp.	3,700	368,372
Graco, Inc.	3,390	156,075
IDEX Corp.	520	85,218
Nordson Corp.	10	1,463
Rockwell Automation, Inc.	1,650	271,920

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Roper Technologies, Inc.	130	$46,358
Xylem, Inc.	500	39,810

		969,216

Manufacturing — 0.9%
3M Co.	7,740	1,272,456
Illinois Tool Works, Inc.	7,110	1,112,644

		2,385,100

Miscellaneous – Manufacturing — 0.3%
Carlisle Cos., Inc.	690	100,423
Hexcel Corp.	1,800	147,834
Ingersoll-Rand PLC	4,900	603,729

		851,986

Packaging & Containers — 0.2%
Ball Corp.	1,700	123,777
Berry Global Group, Inc. (a)	3,800	149,226
Crown Holdings, Inc. (a)	2,600	171,756
Sealed Air Corp.	1,400	58,114

		502,873

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,240	262,620

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	1,900	161,082
CSX Corp.	6,200	429,474
Expeditors International of Washington, Inc.	2,000	148,580
Landstar System, Inc.	1,360	153,109
Norfolk Southern Corp.	1,450	260,507
Old Dominion Freight Line, Inc.	300	50,991
Union Pacific Corp.	14,840	2,403,783
United Parcel Service, Inc. Class B	7,050	844,731
XPO Logistics, Inc. (a)	6,900	493,833

		4,946,090

		20,920,784

Technology — 30.7%
Computers — 11.0%
Accenture PLC Class A	16,480	3,169,928
Apple, Inc.	93,543	20,950,826
Cognizant Technology Solutions Corp. Class A	500	30,132
Dell Technologies C (a)	16,848	873,737
EPAM Systems, Inc. (a)	1,150	209,668
Fortinet, Inc. (a)	3,800	291,688
Genpact Ltd.	1,700	65,875
HP, Inc.	18,200	344,344
International Business Machines Corp.	12,150	1,766,853
NCR Corp. (a)	5,600	176,736
NetApp, Inc.	5,900	309,809
Zscaler, Inc. (a)	1,200	56,712

		28,246,308

	Number of Shares	Value
Office & Business Equipment — 0.2%
Zebra Technologies Corp. Class A (a)	2,470	$509,734

Semiconductors — 4.6%
Analog Devices, Inc.	395	44,133
Applied Materials, Inc.	12,100	603,790
Broadcom, Inc.	5,990	1,653,659
KLA Corp.	990	157,856
Lam Research Corp.	4,380	1,012,262
Maxim Integrated Products, Inc.	2,400	138,984
NVIDIA Corp.	6,450	1,122,752
QUALCOMM, Inc.	25,700	1,960,396
Skyworks Solutions, Inc.	520	41,210
Teradyne, Inc.	9,700	561,727
Texas Instruments, Inc.	31,880	4,120,171
Xilinx, Inc.	6,230	597,457

		12,014,397

Software — 14.9%
Adobe, Inc. (a)	6,250	1,726,562
Akamai Technologies, Inc. (a)	2,100	191,898
ANSYS, Inc. (a)	450	99,612
Aspen Technology, Inc. (a)	890	109,541
Atlassian Corp. PLC Class A (a)	660	82,790
Autodesk, Inc. (a)	2,590	382,543
Broadridge Financial Solutions, Inc.	2,000	248,860
Cadence Design Systems, Inc. (a)	9,500	627,760
CDK Global, Inc.	200	9,618
Cerner Corp.	9,100	620,347
Citrix Systems, Inc.	3,580	345,542
Dropbox, Inc. Class A (a)	4,000	80,680
Electronic Arts, Inc. (a)	3,710	362,912
Fair Isaac Corp. (a)	1,190	361,189
Fidelity National Information Services, Inc.	3,097	411,158
Fiserv, Inc. (a)	9,334	966,909
Intuit, Inc.	5,770	1,534,474
Jack Henry & Associates, Inc.	260	37,952
Manhattan Associates, Inc. (a)	3,900	314,613
Microsoft Corp.	158,980	22,102,989
MSCI, Inc.	1,080	235,170
Oracle Corp.	60,700	3,340,321
Paychex, Inc.	6,500	538,005
Paycom Software, Inc. (a)	1,020	213,680
salesforce.com, Inc. (a)	2,230	331,021
ServiceNow, Inc. (a)	2,910	738,704
Splunk, Inc. (a)	790	93,109
Synopsys, Inc. (a)	2,890	396,653
Take-Two Interactive Software, Inc. (a)	230	28,828
Teradata Corp. (a)	900	27,900
Twilio, Inc. Class A (a)	560	61,578
Veeva Systems, Inc. Class A (a)	4,780	729,858
VMware, Inc. Class A	3,400	510,204

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Workday, Inc. Class A (a)	1,950	$331,422
Zynga, Inc. Class A (a)	15,500	90,210

		38,284,612

		79,055,051

TOTAL COMMON STOCK (Cost $221,808,039)		257,324,092

TOTAL EQUITIES (Cost $221,808,039)		257,324,092

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	297,990	297,990

TOTAL MUTUAL FUNDS (Cost $297,990)		297,990

TOTAL LONG-TERM INVESTMENTS (Cost $222,106,029)		257,622,082

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$258,637	258,637

TOTAL SHORT-TERM INVESTMENTS (Cost $258,637)		258,637

TOTAL INVESTMENTS — 100.1% (Cost $222,364,666) (e)		257,880,719

Other Assets/(Liabilities) — (0.1)%		(376,571)

NET ASSETS — 100.0%		$257,504,148

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $289,040 or 0.11% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of investments. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $258,643. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $264,205.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 3.7%
Iron & Steel — 1.0%
Allegheny Technologies, Inc. (a)	102,879	$2,083,300

Mining — 2.7%
Compass Minerals International, Inc.	38,530	2,176,560
Kaiser Aluminum Corp.	33,124	3,278,282

		5,454,842

		7,538,142

Communications — 2.9%
Internet — 2.0%
Etsy, Inc. (a)	32,060	1,811,390
Q2 Holdings, Inc. (a)	29,280	2,309,313

		4,120,703

Media — 0.9%
Houghton Mifflin Harcourt Co. (a)	321,993	1,716,223

		5,836,926

Consumer, Cyclical — 13.5%
Airlines — 0.9%
Spirit Airlines, Inc. (a)	51,860	1,882,518

Auto Manufacturers — 0.7%
Navistar International Corp. (a)	48,460	1,362,210

Auto Parts & Equipment — 3.2%
Dorman Products, Inc. (a)	31,230	2,484,034
Visteon Corp. (a)	49,100	4,052,714

		6,536,748

Retail — 8.7%
AutoNation, Inc. (a)	52,130	2,642,991
BJ’s Wholesale Club Holdings, Inc. (a)	119,470	3,090,689
Jack in the Box, Inc.	34,000	3,098,080
Suburban Propane Partners LP (b)	152,860	3,612,082
Texas Roadhouse, Inc.	57,170	3,002,568
The Wendy’s Co.	119,720	2,392,006

		17,838,416

		27,619,892

Consumer, Non-cyclical — 18.6%
Biotechnology — 1.1%
Emergent BioSolutions, Inc. (a)	41,440	2,166,483

Commercial Services — 6.7%
ASGN, Inc. (a)	69,972	4,398,440
Korn Ferry	106,561	4,117,517
Monro, Inc.	43,630	3,447,206
Paylocity Holding Corp. (a)	17,570	1,714,481

		13,677,644

	Number of Shares	Value
Health Care – Products — 4.4%
Adaptive Biotechnologies Corp. (a)	11,372	$351,395
AtriCure, Inc. (a)	41,300	1,030,022
Inspire Medical Systems, Inc. (a)	35,990	2,196,110
Intersect ENT, Inc. (a)	48,800	830,088
Quidel Corp. (a)	32,940	2,020,869
Repligen Corp. (a)	34,180	2,621,264

		9,049,748

Health Care – Services — 4.0%
Addus HomeCare Corp. (a)	25,626	2,031,629
LHC Group, Inc. (a)	31,200	3,543,072
Teladoc Health, Inc. (a) (c)	38,180	2,585,550

		8,160,251

Household Products & Wares — 1.4%
Acco Brands Corp.	286,690	2,829,630

Pharmaceuticals — 1.0%
G1 Therapeutics, Inc. (a)	13,420	305,708
Senseonics Holdings, Inc. (a) (c)	237,181	234,453
TherapeuticsMD, Inc. (a) (c)	232,820	845,136
uniQure NV (a)	18,460	726,586

		2,111,883

		37,995,639

Energy — 3.4%
Energy – Alternate Sources — 0.8%
Renewable Energy Group, Inc. (a)	115,854	1,738,389

Oil & Gas — 2.0%
Matador Resources Co. (a)	211,235	3,491,714
Range Resources Corp. (c)	132,740	507,067

		3,998,781

Pipelines — 0.6%
Noble Midstream Partners LP (b)	54,790	1,321,535

		7,058,705

Financial — 22.7%
Banks — 5.1%
The Bank of NT Butterfield & Son Ltd.	73,510	2,178,836
BankUnited, Inc.	31,808	1,069,385
Cathay General Bancorp	39,450	1,370,296
CrossFirst Bankshares, Inc. (a)	34,740	496,956
Customers Bancorp, Inc. (a)	54,790	1,136,345
Heritage Financial Corp.	59,265	1,597,784
IBERIABANK Corp.	34,260	2,588,000

		10,437,602

Diversified Financial Services — 2.7%
Federated Investors, Inc. Class B	50,760	1,645,132
Focus Financial Partners, Inc. Class A (a)	31,360	746,368
Stifel Financial Corp.	53,960	3,096,225

		5,487,725

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 2.4%
James River Group Holdings Ltd.	33,272	$1,704,857
ProAssurance Corp.	56,430	2,272,436
ProSight Global, Inc. (a)	55,450	1,073,512

		5,050,805

Real Estate Investment Trusts (REITS) — 7.2%
Brandywine Realty Trust	193,450	2,930,767
DiamondRock Hospitality Co.	208,270	2,134,767
EPR Properties	27,210	2,091,361
Four Corners Property Trust, Inc.	140,370	3,969,664
National Storage Affiliates Trust	107,645	3,592,114

		14,718,673

Savings & Loans — 5.3%
Berkshire Hills Bancorp, Inc.	55,920	1,637,897
OceanFirst Financial Corp.	79,253	1,870,371
Pacific Premier Bancorp, Inc.	42,360	1,321,208
Sterling Bancorp	77,240	1,549,435
WSFS Financial Corp.	99,593	4,392,051

		10,770,962

		46,465,767

Industrial — 16.3%
Building Materials — 2.9%
Masonite International Corp. (a)	48,048	2,786,784
Summit Materials, Inc. Class A (a)	141,120	3,132,864

		5,919,648

Electrical Components & Equipment — 3.2%
Energizer Holdings, Inc. (c)	65,440	2,851,875
Generac Holdings, Inc. (a)	46,489	3,641,948

		6,493,823

Electronics — 1.0%
Atkore International Group, Inc. (a)	66,640	2,022,524

Engineering & Construction — 2.9%
Comfort Systems USA, Inc.	19,980	883,716
KBR, Inc.	109,778	2,693,952
TopBuild Corp. (a)	25,040	2,414,607

		5,992,275

Environmental Controls — 1.4%
Evoqua Water Technologies Corp. (a)	164,710	2,803,364

Machinery – Diversified — 0.1%
The Manitowoc Co., Inc. (a)	17,508	218,850

Manufacturing — 1.0%
EnPro Industries, Inc.	29,210	2,005,267

Metal Fabricate & Hardware — 1.8%
Mayville Engineering Co., Inc. (a)	64,110	845,611
Rexnord Corp. (a)	105,910	2,864,865

		3,710,476

	Number of Shares	Value
Transportation — 1.5%
CryoPort, Inc. (a) (c)	50,600	$827,563
Genesee & Wyoming, Inc. Class A (a)	19,470	2,151,630

		2,979,193

Trucking & Leasing — 0.5%
The Greenbrier Cos., Inc.	36,230	1,091,248

		33,236,668

Technology — 14.2%
Computers — 3.6%
CACI International, Inc. Class A (a)	19,906	4,603,462
Perspecta, Inc.	103,920	2,714,390

		7,317,852

Semiconductors — 4.6%
Brooks Automation, Inc.	73,420	2,718,743
MKS Instruments, Inc.	42,830	3,952,352
Semtech Corp. (a)	57,070	2,774,173

		9,445,268

Software — 6.0%
Bottomline Technologies de, Inc. (a)	36,760	1,446,506
Envestnet, Inc. (a)	28,000	1,587,600
j2 Global, Inc.	46,086	4,185,530
Zynga, Inc. Class A (a)	856,991	4,987,688

		12,207,324

		28,970,444

Utilities — 3.3%
Electric — 1.6%
Avista Corp.	66,260	3,209,635

Gas — 1.7%
South Jersey Industries, Inc.	107,330	3,532,230

		6,741,865

TOTAL COMMON STOCK (Cost $186,886,698)		201,464,048

TOTAL EQUITIES (Cost $186,886,698)		201,464,048

MUTUAL FUNDS — 3.0%
Diversified Financial Services — 3.0%
State Street Navigator Securities Lending Prime Portfolio (d)	6,119,086	6,119,086

TOTAL MUTUAL FUNDS (Cost $6,119,086)		6,119,086

TOTAL LONG-TERM INVESTMENTS (Cost $193,005,784)		207,583,134

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (e)	$3,073,487	$3,073,487

TOTAL SHORT-TERM INVESTMENTS (Cost $3,073,487)		3,073,487

TOTAL INVESTMENTS — 103.1% (Cost $196,079,271) (f)		210,656,621

Other Assets/(Liabilities) — (3.1)%		(6,389,382)

NET ASSETS — 100.0%		$204,267,239

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $5,908,513 or 2.89% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $3,073,568. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 2/15/23, and an aggregate market value, including accrued interest, of $3,139,971.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 97.9%
Cayman Islands — 2.3%
Farfetch Ltd. Class A (a)	88,490	$764,554
JD.com, Inc. ADR (a)	155,109	4,375,625
StoneCo Ltd. Class A (a)	45,900	1,596,402

		6,736,581

France — 7.0%
Kering SA	12,900	6,585,603
LVMH Moet Hennessy Louis Vuitton SE	29,510	11,747,034
Societe Generale SA	76,870	2,108,943

		20,441,580

Germany — 5.7%
Allianz SE Registered	25,611	5,972,380
Bayer AG Registered	31,972	2,254,247
SAP SE	68,118	8,008,254
Siemens AG Registered	5,741	615,226

		16,850,107

India — 3.6%
DLF Ltd.	2,548,732	5,596,553
ICICI Bank Ltd. Sponsored ADR	413,560	5,037,161

		10,633,714

Italy — 0.2%
Brunello Cucinelli SpA	21,740	677,501

Japan — 13.7%
Capcom Co. Ltd.	80,200	2,122,517
FANUC Corp.	16,900	3,205,925
Keyence Corp.	9,300	5,794,246
MinebeaMitsumi, Inc.	67,800	1,083,404
Murata Manufacturing Co. Ltd.	121,830	5,898,134
Nidec Corp.	53,700	7,276,813
Nintendo Co. Ltd.	8,100	3,015,721
Omron Corp.	63,100	3,482,163
Takeda Pharmaceutical Co. Ltd.	74,108	2,539,109
TDK Corp.	65,600	5,929,761

		40,347,793

Netherlands — 4.3%
Airbus SE	88,780	11,544,529
uniQure NV (a)	29,201	1,149,351

		12,693,880

Spain — 1.7%
Industria de Diseno Textil SA	156,171	4,837,593

Sweden — 2.3%
Assa Abloy AB Class B	180,009	4,010,040
Atlas Copco AB Class A	87,555	2,695,431

		6,705,471

	Number of Shares	Value
Switzerland — 1.7%
Credit Suisse Group AG Registered	241,041	$2,959,485
UBS Group AG Registered	190,678	2,167,659

		5,127,144

United Kingdom — 4.5%
International Game Technology PLC (b)	95,682	1,359,641
Prudential PLC	240,312	4,364,295
TechnipFMC PLC	32,651	779,957
Unilever PLC	114,166	6,864,619

		13,368,512

United States — 50.9%
3M Co.	12,475	2,050,890
ACADIA Pharmaceuticals, Inc. (a)	55,140	1,984,489
Adobe, Inc. (a)	34,460	9,519,575
Agilent Technologies, Inc.	52,210	4,000,852
Alphabet, Inc. Class A (a)	17,290	21,113,511
Amazon.com, Inc. (a)	1,509	2,619,488
AnaptysBio, Inc. (a)	5,102	178,519
Anthem, Inc.	29,250	7,022,925
Bluebird Bio, Inc. (a) (b)	12,400	1,138,568
Blueprint Medicines Corp. (a)	22,890	1,681,728
Centene Corp. (a)	47,960	2,074,750
Citigroup, Inc.	105,050	7,256,854
Colgate-Palmolive Co.	83,970	6,172,635
Electronic Arts, Inc. (a)	22,377	2,188,918
Equifax, Inc.	27,630	3,886,712
Facebook, Inc. Class A (a)	53,830	9,586,046
GlycoMimetics, Inc. (a)	71,950	310,105
The Goldman Sachs Group, Inc.	9,757	2,021,943
Incyte Corp. (a)	26,240	1,947,795
Intuit, Inc.	38,940	10,355,704
Ionis Pharmaceuticals, Inc. (a)	35,170	2,107,035
MacroGenics, Inc. (a)	67,530	861,683
Maxim Integrated Products, Inc.	118,670	6,872,180
Microsoft Corp.	16,212	2,253,954
Mirati Therapeutics, Inc. (a)	12,396	965,772
PayPal Holdings, Inc. (a)	66,448	6,883,348
Ra Pharmaceuticals, Inc. (a)	33,130	783,525
resTORbio, Inc. (a) (b)	65,290	577,164
S&P Global, Inc.	42,740	10,470,445
Sage Therapeutics, Inc. (a)	19,712	2,765,396
Sarepta Therapeutics, Inc. (a)	14,823	1,116,468
Tiffany & Co.	38,530	3,569,034
United Parcel Service, Inc. Class B	35,510	4,254,808
Veracyte, Inc. (a)	37,010	888,240
The Walt Disney Co.	40,710	5,305,327
Zimmer Biomet Holdings, Inc.	21,930	3,010,331

		149,796,717

TOTAL COMMON STOCK (Cost $179,826,330)		288,216,593

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

PREFERRED STOCK — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG 7.110%	31,005	$1,720,463

India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	573,050	42,452

TOTAL PREFERRED STOCK (Cost $2,209,986)		1,762,915

TOTAL EQUITIES (Cost $182,036,316)		289,979,508

MUTUAL FUNDS — 0.8%
United States — 0.8%
State Street Navigator Securities Lending Prime Portfolio (c)	2,433,703	2,433,703

TOTAL MUTUAL FUNDS (Cost $2,433,703)		2,433,703

TOTAL LONG-TERM INVESTMENTS (Cost $184,470,019)		292,413,211

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (d)	$2,958,022	2,958,022

TOTAL SHORT-TERM INVESTMENTS (Cost $2,958,022)		2,958,022

TOTAL INVESTMENTS — 100.3% (Cost $187,428,041) (e)		295,371,233

Other Assets/(Liabilities) — (0.3)%		(941,980)

NET ASSETS — 100.0%		$294,429,253

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $2,370,849 or 0.81% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $2,958,100. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $3,017,778.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	24.2%
Industrial	21.0%
Communications	14.9%
Technology	14.0%
Financial	12.7%
Consumer, Cyclical	11.4%
Mutual Funds	0.8%
Energy	0.3%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Australia — 1.7%
CSL Ltd.	31,530	$4,982,344

Belgium — 0.5%
Galapagos NV (a)	9,101	1,389,561

Canada — 5.9%
Alimentation Couche-Tard, Inc. Class B	187,382	5,742,317
CCL Industries, Inc. Class B	113,945	4,596,159
Dollarama, Inc.	101,764	3,643,179
Saputo, Inc.	105,361	3,238,329

		17,219,984

Cayman Islands — 2.1%
Alibaba Group Holding Ltd. Sponsored ADR (a)	22,102	3,696,118
WH Group Ltd. (b)	2,557,000	2,313,886

		6,010,004

Denmark — 2.3%
Ascendis Pharma A/S ADR (a)	8,320	801,382
Novo Nordisk A/S Class B	113,962	5,884,431

		6,685,813

Finland — 2.3%
Nokia OYJ	1,301,942	6,597,918

France — 14.7%
Dassault Systemes SE	23,031	3,280,937
Edenred	138,773	6,664,023
Hermes International	11,156	7,716,253
Legrand SA	59,290	4,234,910
LVMH Moet Hennessy Louis Vuitton SE	11,210	4,462,360
Pernod Ricard SA	25,285	4,501,237
SEB SA (a) (c)	32,437	4,924,912
Ubisoft Entertainment SA (a)	44,360	3,208,271
Valeo SA	63,144	2,051,063
Worldline SA (a) (b)	31,916	2,015,933

		43,059,899

Germany — 7.3%
Bayer AG Registered	14,841	1,046,393
Continental AG	8,697	1,116,470
Fresenius Medical Care AG & Co. KGaA	49,788	3,346,137
Infineon Technologies AG	228,537	4,108,186
SAP SE	65,297	7,676,606
Siemens Healthineers AG (b)	105,906	4,166,482

		21,460,274

India — 2.1%
ICICI Bank Ltd. Sponsored ADR	495,638	6,036,871

	Number of Shares	Value
Ireland — 2.5%
Flutter Entertainment PLC	14,761	$1,381,639
James Hardie Industries PLC	170,444	2,862,484
Medtronic PLC	27,920	3,032,670

		7,276,793

Japan — 12.4%
Daikin Industries Ltd.	7,300	958,561
Hitachi Ltd.	208,800	7,819,391
Hoya Corp.	83,900	6,849,323
Keyence Corp.	9,700	6,043,460
Koito Manufacturing Co. Ltd.	63,400	3,125,805
Kubota Corp.	88,500	1,346,099
Nidec Corp.	39,300	5,325,489
Nitori Holdings Co. Ltd.	31,600	4,623,295

		36,091,423

Netherlands — 8.9%
Aalberts NV	83,436	3,310,014
Airbus SE	34,060	4,429,000
ASML Holding NV	34,603	8,588,532
Boskalis Westminster (d)	58,410	1,219,438
Heineken NV	29,152	3,152,343
STMicroelectronics NV	271,380	5,258,131

		25,957,458

New Zealand — 1.7%
Xero Ltd. (a)	117,286	4,941,768

Panama — 0.7%
Carnival Corp.	44,826	1,959,344

Spain — 4.6%
Amadeus IT Group SA	45,732	3,279,598
Grifols SA	214,848	6,330,510
Prosegur Cash SA (b)	949,141	1,362,687
Prosegur Cia de Seguridad SA	633,866	2,471,074

		13,443,869

Sweden — 3.6%
Atlas Copco AB Class A	160,585	4,943,702
Epiroc AB Class A	283,708	3,080,112
Swedish Match AB	62,975	2,605,123

		10,628,937

Switzerland — 11.6%
Barry Callebaut AG Registered	2,170	4,482,447
Cie Financiere Richemont SA Registered	40,398	2,968,910
Lonza Group AG Registered	16,525	5,591,820
Roche Holding AG	16,032	4,675,334
Sika AG Registered	33,703	4,933,052
Temenos Group AG Registered	35,601	5,966,014
VAT Group AG (b)	41,686	5,263,840

		33,881,417

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	376,000	$3,312,348

Thailand — 1.0%
CP ALL PCL	1,126,600	2,983,639

United Kingdom — 9.4%
Atlassian Corp. PLC Class A (a)	8,660	1,086,310
Blue Prism Group PLC (a) (d)	38,710	452,844
Britvic PLC	54,081	653,945
Bunzl PLC	81,350	2,126,852
Ferguson PLC	33,316	2,434,082
Intertek Group PLC	44,590	3,002,377
Legal & General Group PLC	908,565	2,774,165
LivaNova PLC (a)	18,420	1,359,212
Melrose Industries PLC	1,209,522	2,996,371
Next PLC	8,337	634,133
Prudential PLC	201,906	3,666,806
TechnipFMC PLC	168,304	4,020,392
The Weir Group PLC	127,291	2,233,823

		27,441,312

United States — 2.6%
EPAM Systems, Inc. (a)	25,340	4,619,989
ResMed, Inc.	22,650	3,060,241

		7,680,230

TOTAL COMMON STOCK (Cost $248,435,721)		289,041,206

PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	653,347	48,400

TOTAL PREFERRED STOCK (Cost $19,494)		48,400

TOTAL EQUITIES (Cost $248,455,215)		289,089,606

MUTUAL FUNDS — 0.6%
United States — 0.6%
State Street Navigator Securities Lending Prime Portfolio (e)	1,621,105	1,621,105

TOTAL MUTUAL FUNDS (Cost $1,621,105)		1,621,105

TOTAL LONG-TERM INVESTMENTS (Cost $250,076,320)		290,710,711

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (f)	$2,181,720	$2,181,720

TOTAL SHORT-TERM INVESTMENTS (Cost $2,181,720)		2,181,720

TOTAL INVESTMENTS — 100.3% (Cost $252,258,040) (g)		292,892,431

Other Assets/(Liabilities) — (0.3)%		(913,858)

NET ASSETS — 100.0%		$291,978,573

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $15,122,828 or 5.18% of net assets.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $8,237,260 or 2.82% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $1,541,191 or 0.53% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $2,181,777. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $2,228,513.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	28.5%
Industrial	23.8%
Technology	18.7%
Consumer, Cyclical	17.8%
Financial	5.3%
Communications	3.5%
Energy	1.4%
Mutual Funds	0.6%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2019

	Number of Shares	Value
EQUITIES — 96.2%

COMMON STOCK — 93.2%
Bermuda — 3.0%
Credicorp Ltd.	14,240	$2,968,185
Jardine Strategic Holdings Ltd.	51,571	1,543,914

		4,512,099

Brazil — 3.9%
Atacadao SA	257,500	1,304,558
B3 SA - Brasil Bolsa Balcao	145,388	1,526,680
Itau Unibanco Holding SA Sponsored ADR	78,965	664,096
Natura Cosmeticos SA	133,000	1,083,859
Vale SA Sponsored ADR	116,410	1,338,715

		5,917,908

Cayman Islands — 20.5%
Alibaba Group Holding Ltd. Sponsored ADR (a)	63,880	10,682,652
Baozun, Inc. ADR (a) (b)	14,244	608,219
Budweiser Brewing Co. APAC Ltd. (a) (c)	818,300	2,933,798
Huazhu Group Ltd. ADR	116,276	3,839,434
Hutchison China MediTech Ltd. ADR (a)	14,170	252,793
Innovent Biologics, Inc. (a) (c)	220,500	700,532
Meituan Dianping Class B (a)	265,400	2,706,339
Ping An Healthcare and Technology Co. Ltd. (a) (c)	10,450	61,236
StoneCo Ltd. Class A (a)	18,350	638,213
Tencent Holdings Ltd.	120,093	5,096,711
Tencent Music Entertainment Group ADR (a) (b)	37	472
Wuxi Biologics Cayman, Inc. (a) (c)	101,500	1,037,245
ZTO Express Cayman, Inc. ADR	106,630	2,274,418

		30,832,062

Chile — 1.1%
SACI Falabella	285,213	1,593,970

China — 5.3%
China International Capital Corp. Ltd. Class H (c)	327,600	639,912
Jiangsu Hengrui Medicine Co. Ltd. Class A	345,263	3,915,833
Ping An Insurance Group Co. of China Ltd. Class A	186,272	2,283,009
Shanghai Junshi Bioscience Class H (a) (c)	33,800	124,498
Sinopharm Group Co. Ltd. Class H	315,793	992,715

		7,955,967

Colombia — 0.5%
Grupo Aval Acciones y Valores SA ADR	103,720	773,751

	Number of Shares	Value
Egypt — 0.6%
Commercial International Bank Egypt SAE	175,526	$840,999

France — 5.3%
Kering SA	11,923	6,086,833
LVMH Moet Hennessy Louis Vuitton SE	4,558	1,814,401

		7,901,234

Hong Kong — 4.6%
AIA Group Ltd.	468,400	4,395,072
Hang Lung Properties Ltd.	94,000	213,663
Hansoh Pharmaceutical Group Co. Ltd. (a) (c)	142,000	435,468
Hong Kong Exchanges & Clearing Ltd.	61,278	1,808,752

		6,852,955

India — 9.9%
Bandhan Bank Ltd. (c)	34,590	239,761
Biocon Ltd.	8,970	28,379
Cholamandalam Investment and Finance Co. Ltd.	133,304	579,350
Dalmia Bharat Ltd. (a)	11,888	137,558
Housing Development Finance Corp. Ltd.	194,121	5,419,583
Kotak Mahindra Bank Ltd.	221,991	5,143,174
Oberoi Realty Ltd.	57,903	413,373
Tata Consultancy Services Ltd.	64,038	1,894,389
Zee Entertainment Enterprises Ltd.	290,702	1,085,507

		14,941,074

Indonesia — 1.0%
Bank Central Asia Tbk PT	314,000	671,633
Indocement Tunggal Prakarsa Tbk PT	434,100	574,406
Semen Indonesia Persero Tbk PT	379,000	308,523

		1,554,562

Italy — 1.4%
Moncler SpA	22,260	794,013
PRADA SpA	457,800	1,333,501

		2,127,514

Mexico — 6.8%
Alsea SAB de CV (a)	277,228	646,219
Fomento Economico Mexicano SAB de CV	386,612	3,542,866
Fomento Economico Mexicano SAB de CV Sponsored ADR	11,850	1,085,223
Grupo Aeroportuario del Sureste SAB de CV Class B	46,243	705,057
Grupo Financiero Banorte SAB de CV Class O	105,344	567,771

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grupo Financiero Inbursa SAB de CV Class O	792,374	$1,009,841
Grupo Mexico SAB de CV Series B	886,467	2,078,485
Wal-Mart de Mexico SAB de CV	213,999	634,276

		10,269,738

Netherlands — 1.0%
Steinhoff International Holdings NV (a) (b)	453,046	29,321
Yandex NV Class A (a)	44,038	1,541,770

		1,571,091

Philippines — 2.5%
Ayala Corp.	13,123	223,720
Ayala Land, Inc.	1,216,600	1,161,346
SM Investments Corp.	102,305	1,914,497
SM Prime Holdings, Inc.	639,057	458,851

		3,758,414

Republic of Korea — 2.8%
Amorepacific Corp.	5,548	654,553
AMOREPACIFIC Group	5,882	321,747
LG Household & Health Care Ltd.	929	1,016,815
Samsung Biologics Co. Ltd. (a) (c)	5,906	1,523,261
Samsung Electronics Co. Ltd.	18,473	753,697

		4,270,073

Russia — 7.6%
LUKOIL PJSC Sponsored ADR	8,556	707,838
LUKOIL PJSC Sponsored ADR	13,981	1,154,499
MMC Norilsk Nickel PJSC ADR	3,599	92,098
MMC Norilsk Nickel PJSC	1,198	308,083
MMC Norilsk Nickel PJSC ADR (Russia)	24,574	628,946
Novatek PJSC Sponsored GDR Registered (c)	1,201	243,563
Novatek PJSC Sponsored GDR Registered (c)	35,732	7,231,630
Polyus PJSC GDR (c) (d)	5,075	293,081
Sberbank of Russia PJSC	224,881	790,222

		11,449,960

South Africa — 2.6%
FirstRand Ltd. (b)	747,841	3,076,689
Shoprite Holdings Ltd.	95,198	772,250

		3,848,939

Spain — 0.4%
Banco Santander S.A. (a)	153,862	626,083

Taiwan — 4.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	769,000	6,774,456

Thailand — 0.4%
Siam Commercial Bank PCL	165,800	639,673

	Number of Shares	Value
Turkey — 1.5%
Akbank T.A.S. (a)	905,619	$1,304,902
Anadolu Efes Biracilik Ve Malt Sanayii AS	146,735	568,722
BIM Birlesik Magazalar AS	50,680	441,404

		2,315,028

United Arab Emirates — 0.4%
Emaar Properties PJSC	483,513	607,201

United Kingdom — 2.6%
Glencore PLC	1,304,645	3,930,576

United States — 3.0%
MercadoLibre, Inc. (a)	840	463,033
Yum China Holdings, Inc.	88,890	4,038,273

		4,501,306

TOTAL COMMON STOCK (Cost $129,749,979)		140,366,633

PREFERRED STOCK — 3.0%
Brazil — 1.3%
Lojas Americanas SA 0.350%	416,020	1,998,522

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	742,906	55,035

Singapore — 1.6%
Grab Holdings, Inc. (a) (d) (e)	395,658	2,438,401

TOTAL PREFERRED STOCK (Cost $4,614,930)		4,491,958

TOTAL EQUITIES (Cost $134,364,909)		144,858,591

MUTUAL FUNDS — 2.1%
United States — 2.1%
State Street Navigator Securities Lending Prime Portfolio (f)	3,245,885	3,245,885

TOTAL MUTUAL FUNDS (Cost $3,245,885)		3,245,885

TOTAL LONG-TERM INVESTMENTS (Cost $137,610,794)		148,104,476

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreement — 4.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/19, 0.950%, due 10/01/19 (g)	$5,989,895	$5,989,895

TOTAL SHORT-TERM INVESTMENTS (Cost $5,989,895)		5,989,895

TOTAL INVESTMENTS — 102.3% (Cost $143,600,689) (h)		154,094,371

Other Assets/(Liabilities) — (2.3)%		(3,493,078)

NET ASSETS — 100.0%		$150,601,293

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2019, was $3,071,504 or 2.04% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2019, the aggregate market value of these securities amounted to $15,463,985 or 10.27% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2019, these securities amounted to a value of $9,505,938 or 6.31% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $5,990,053. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/31/23, and an aggregate market value, including accrued interest, of $6,112,935.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	25.9%
Consumer, Cyclical	17.2%
Consumer, Non-cyclical	15.7%
Communications	14.8%
Technology	6.3%
Energy	6.2%
Basic Materials	5.8%
Industrial	4.3%
Mutual Funds	2.1%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$502,862,064
Repurchase agreements, at value (Note 2) (b)	45,000,000	-
Other short-term investments, at value (Note 2) (c)	312,384,786	25,377,309

Total investments (d)	357,384,786	528,239,373

Cash	113,158	2,084,170
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	22,369
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	878,804	28,910
Collateral pledged for open swaps agreements (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	-	54,004
Interest and dividends	461,140	2,615,361
Interest tax reclaim receivable	-	2,384
Open swap agreements, at value (Note 2)	-	-
Prepaid expenses	10,767	35,322

Total assets	358,848,655	533,081,893

Liabilities:
Payables for:
Investments purchased	-	1,149,795
Collateral held for open purchased options (Note 2)	-	3,989,000
Collateral held for when-issued securities (Note 2)	-	-
Collateral held for open swap agreements (Note 2)	-	-
Dividends (Note 2)	29	-
Open forward contracts (Note 2)	-	-
Interest and dividends	-	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	24,947,325	6,969,300
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	68,355	73,500
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	103,866	153,607
Administration fees	74,347	72,923
Service fees	-	48,524
Shareholder service fees	-	13,345
Distribution fees	-	4,439
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	81,096	110,495

Total liabilities	25,275,018	12,584,928

Net assets	$333,573,637	$520,496,965

Net assets consist of:
Paid-in capital	$333,639,040	$526,474,888
Accumulated Gain (Loss)	(65,403)	(5,977,923)

Net assets	$333,573,637	$520,496,965

(a) Cost of investments:	$-	$497,420,070
(b) Cost of repurchase agreements:	$45,000,000	$-
(c) Cost of other short-term investments:	$312,384,786	$25,380,158
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$267,324,081	$1,433,873,952	$241,119,904	$576,529,963	$119,206,287
678,944	-	-	-	1,786,010
56,939,381	171,172,853	27,416,416	3,986,020	4,986,836

324,942,406	1,605,046,805	268,536,320	580,515,983	125,979,133

-	1,943,390	2,428,751	3,299,281	8,923,796
-	-	2,951	-	-

-	10,150,163	3,000,340	1,864,073	374,671
-	-	77,422	-	-
1	1	-	-	3
286,293	302,590	160,547	644,760	63,518
180,000	-	-	-	-
-	-	393	-	396,335
459,404	8,354,435	1,545,519	10,102,774	349,327
-	-	3,508	-	-
485,665	-	-	-	-
33,877	41,526	38,103	41,236	34,695

326,387,646	1,625,838,910	275,793,854	596,468,107	136,121,478

918,022	12,137,688	3,091,589	2,117,738	637,000
1,490,000	7,409,000	1,950,000	-	270,000
-	137,183	-	-	-
140,000	-	-	-	-
-	-	-	-	-
-	-	146,154	-	-
38,056	-	-	-	-
-	164,605,573	21,973,976	4,242,000	6,144,230
999,729	3,715,195	492,582	3,969,270	259,749
-	4,658,310	2,921,048	21,256,820	1,586,959
354,712	-	-	-	-
39,192	198,578	25,750	41,585	21,464
39,877	43,889	-	-	672

104,164	456,324	75,019	227,011	51,727
44,091	118,244	54,801	62,468	42,606
17,503	73,912	25,534	77,458	23,950
6,289	24,806	6,997	9,403	4,596
2,809	594	2,620	27,716	4,644
58,754	-	-	-	-
-	-	-	-	-
86,706	184,818	107,031	120,061	89,871

4,339,904	193,764,114	30,873,101	32,151,530	9,137,468

$322,047,742	$1,432,074,796	$244,920,753	$564,316,577	$126,984,010

$317,831,851	$1,375,151,243	$232,980,855	$559,363,307	$112,425,622
4,215,891	56,923,553	11,939,898	4,953,270	14,558,388

$322,047,742	$1,432,074,796	$244,920,753	$564,316,577	$126,984,010

$260,498,981	$1,396,050,400	$234,689,504	$580,142,422	$111,488,354
$678,944	$-	$-	$-	$1,786,010
$56,939,570	$171,158,270	$27,418,084	$3,987,500	$4,986,325
$-	$4,561,318	$2,860,876	$20,816,499	$1,552,277
$-	$-	$2,977	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class I shares:
Net assets	$-	$204,282,023

Shares outstanding (a)	-	19,821,269

Net asset value, offering price and redemption price per share	$-	$10.31

Class R5 shares:
Net assets	$333,573,637	$158,895,013

Shares outstanding (a)	333,801,153	15,371,479

Net asset value, offering price and redemption price per share	$1.00	$10.34

Service Class shares:
Net assets	$-	$51,200,683

Shares outstanding (a)	-	4,990,477

Net asset value, offering price and redemption price per share	$-	$10.26

Administrative Class shares:
Net assets	$-	$31,270,495

Shares outstanding (a)	-	3,060,563

Net asset value, offering price and redemption price per share	$-	$10.22

Class A shares:
Net assets	$-	$55,314,781

Shares outstanding (a)	-	5,456,252

Net asset value, and redemption price per share	$-	$10.14

Offering price per share (100/[100-maximum sales charge] of net asset value)	$-	$10.40

Class R4 shares:
Net assets	$-	$12,493,675

Shares outstanding (a)	-	1,216,528

Net asset value, offering price and redemption price per share	$-	$10.27

Class R3 shares:
Net assets	$-	$7,040,295

Shares outstanding (a)	-	690,442

Net asset value, offering price and redemption price per share	$-	$10.20

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$154,259,939	$847,736,103	$60,964,855	$326,836,298	$31,566,688

14,571,484	74,798,173	5,405,586	35,504,918	2,614,569

$10.59	$11.33	$11.28	$9.21	$12.07

$73,365,308	$317,804,801	$109,658,682	$41,369,341	$45,320,743

6,927,871	27,956,249	10,544,709	4,470,098	3,755,094

$10.59	$11.37	$10.40	$9.25	$12.07

$50,872,995	$86,988,356	$12,975,795	$49,173,622	$6,045,182

4,821,845	7,701,789	1,231,184	5,315,276	474,823

$10.55	$11.29	$10.54	$9.25	$12.73

$16,167,781	$67,239,484	$21,870,259	$25,980,355	$6,980,795

1,516,816	5,999,392	2,079,657	2,856,239	576,412

$10.66	$11.21	$10.52	$9.10	$12.11

$16,136,368	$97,069,565	$28,973,079	$31,392,433	$26,981,334

1,553,087	8,741,449	2,763,515	3,461,292	2,298,439

$10.39	$11.10	$10.48	$9.07	$11.74

$10.85	$11.59	$10.95	$9.60	$12.42

$6,948,685	$14,011,355	$6,924,999	$47,055,353	$2,853,144

672,715	1,268,773	666,843	5,246,868	245,111

$10.33	$11.04	$10.38	$8.97	$11.64

$4,296,666	$1,225,132	$3,553,084	$42,509,175	$7,236,124

415,923	108,054	343,789	4,637,602	625,485

$10.33	$11.34	$10.34	$9.17	$11.57

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Assets:
Investments, at value (Note 2) (a)	$111,373,720	$117,524,088
Repurchase agreements, at value (Note 2) (b)	202,717	-

Total investments (c)	111,576,437	117,524,088

Cash	1,189	30,252
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	782,077
Investment adviser (Note 3)	-	-
Fund shares sold	8,735	187,565
Interest and dividends	167,231	83,373
Foreign taxes withheld	-	-
Prepaid expenses	35,211	28,394

Total assets	111,788,803	118,635,749

Liabilities:
Payables for:
Investments purchased	-	-
Foreign currency overdraft	-	-
Fund shares repurchased	80,783	15,520
Securities on loan (Note 2)	512,349	-
Trustees’ fees and expenses (Note 3)	33,837	20,837
Affiliates (Note 3):
Investment advisory fees	42,922	56,289
Administration fees	29,662	29,393
Service fees	9,439	13,243
Shareholder service fees	2,464	4,979
Distribution fees	2,652	808
Due to custodian	815	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	54,613	59,978

Total liabilities	769,536	201,047

Net assets	$111,019,267	$118,434,702

Net assets consist of:
Paid-in capital	$101,474,633	$93,907,914
Accumulated Gain (Loss)	9,544,634	24,526,788

Net assets	$111,019,267	$118,434,702

(a) Cost of investments:	$108,586,957	$102,735,959
(b) Cost of repurchase agreements:	$202,717	$-
(c) Securities on loan with market value of:	$495,579	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$257,622,082	$207,583,134	$292,413,211	$290,710,711	$148,104,476
258,637	3,073,487	2,958,022	2,181,720	5,989,895

257,880,719	210,656,621	295,371,233	292,892,431	154,094,371

233,656	-	9	19	-
-	-	-	17,995	142,067

-	72,505	510,034	531,519	287,677
-	-	-	-	96
104,458	61,209	1,765,859	656,789	24,284
138,398	182,039	287,495	311,807	254,612
-	-	370,740	914,101	241
35,301	38,308	28,386	35,611	41,980

258,392,532	211,010,682	298,333,756	295,360,272	154,845,328

-	-	612,628	79,022	15,957
-	-	13	-	-
283,861	329,578	423,248	971,244	268,466
297,990	6,119,086	2,433,703	1,621,105	3,245,885
41,522	31,179	47,251	80,439	20,665

99,871	100,913	190,126	217,395	130,657
47,485	38,769	51,477	43,558	27,132
38,930	45,029	28,900	22,420	1,868
10,019	9,785	13,542	3,965	247
4,105	5,653	7,012	3,697	480
-	-	-	-	-
-	-	-	-	-
64,601	63,451	96,603	338,854	532,678

888,384	6,743,443	3,904,503	3,381,699	4,244,035

$257,504,148	$204,267,239	$294,429,253	$291,978,573	$150,601,293

$198,999,294	$187,805,663	$186,699,646	$243,743,865	$128,887,082
58,504,854	16,461,576	107,729,607	48,234,708	21,714,211

$257,504,148	$204,267,239	$294,429,253	$291,978,573	$150,601,293

$222,106,029	$193,005,784	$184,470,019	$250,076,320	$137,610,794
$258,637	$3,073,487	$2,958,022	$2,181,720	$5,989,895
$289,040	$5,908,513	$2,370,849	$1,541,191	$3,071,504
$-	$-	$-	$17,999	$142,022

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2019

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Class I shares:
Net assets	$16,781,050	$24,638,687

Shares outstanding (a)	1,200,133	2,226,186

Net asset value, offering price and redemption price per share	$13.98	$11.07

Class R5 shares:
Net assets	$53,708,903	$48,225,711

Shares outstanding (a)	3,832,780	4,360,056

Net asset value, offering price and redemption price per share	$14.01	$11.06

Service Class shares:
Net assets	$20,401,105	$651,963

Shares outstanding (a)	1,469,500	56,717

Net asset value, offering price and redemption price per share	$13.88	$11.50

Administrative Class shares:
Net assets	$5,731,041	$24,457,721

Shares outstanding (a)	403,594	2,214,340

Net asset value, offering price and redemption price per share	$14.20	$11.05

Class A shares:
Net assets	$6,012,042	$12,842,923

Shares outstanding (a)	437,765	1,182,654

Net asset value, and redemption price per share	$13.73	$10.86

Offering price per share (100/[100-maximum sales charge] of net asset value)	$14.53	$11.49

Class R4 shares:
Net assets	$4,039,126	$6,378,800

Shares outstanding (a)	296,336	592,178

Net asset value, offering price and redemption price per share	$13.63	$10.77

Class R3 shares:
Net assets	$4,346,000	$1,238,897

Shares outstanding (a)	313,797	113,883

Net asset value, offering price and redemption price per share	$13.85	$10.88

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$28,366,858	$35,325,805	$70,159,496	$149,979,400	$141,987,728

2,578,926	2,574,534	5,683,035	12,486,960	10,903,429

$11.00	$13.72	$12.35	$12.01	$13.02

$100,651,014	$61,825,538	$98,379,017	$94,826,518	$4,295,398

9,147,776	4,514,934	7,962,676	7,900,221	325,331

$11.00	$13.69	$12.36	$12.00	$13.20

$31,895,439	$17,072,813	$6,361,184	$9,393,106	$419,232

2,889,509	1,250,127	520,014	784,840	32,115

$11.04	$13.66	$12.23	$11.97	$13.05

$37,316,360	$20,376,858	$77,096,941	$5,465,195	$926,865

3,335,126	1,502,036	6,246,613	459,052	70,863

$11.19	$13.57	$12.34	$11.91	$13.08

$29,209,930	$50,524,491	$24,675,865	$22,004,462	$885,225

2,705,083	3,824,944	2,027,984	1,906,502	68,200

$10.80	$13.21	$12.17	$11.54	$12.98

$11.43	$13.98	$12.88	$12.21	$13.74

$24,049,238	$10,590,569	$7,530,669	$4,894,739	$1,337,280

2,248,405	807,309	628,572	428,400	103,653

$10.70	$13.12	$11.98	$11.43	$12.90

$6,015,309	$8,551,165	$10,226,081	$5,415,153	$749,565

564,034	657,792	845,336	475,748	58,231

$10.66	$13.00	$12.10	$11.38	$12.87

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$9,929
Interest (b)	7,991,640	17,793,847
Securities lending net income	-	158

Total investment income	7,991,640	17,803,934

Expenses (Note 3):
Investment advisory fees	1,194,357	1,747,768
Custody fees	42,553	61,048
Interest expense	-	-
Audit fees	33,654	39,550
Legal fees	10,568	23,019
Proxy fees	1,365	1,365
Accounting & Administration fees	71,482	94,094
Shareholder reporting fees	19,007	40,127
Trustees’ fees	16,745	25,230
Registration and filing fees	26,680	102,234
Transfer agent fees	3,000	3,000

	1,419,411	2,137,435
Administration fees:
Class R5	341,245	139,080
Service Class	-	95,618
Administrative Class	-	48,632
Class A	-	83,834
Class R4	-	25,860
Class R3	-	14,869
Distribution fees:
Class R3	-	18,586
Distribution and Service fees:
Class A	-	139,724
Class R4	-	32,325
Class R3	-	18,586
Shareholder service fees:
Service Class	-	31,873
Administrative Class	-	48,632
Class A	-	83,834

Total expenses	1,760,656	2,918,888
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	1,760,656	2,918,888

Net investment income (loss)	6,230,984	14,885,046

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$-	$192,334	$16,741	$-	$1,589,069
8,655,594	50,723,336	8,768,391	37,493,147	1,662,022
1,636	8,928	3,706	283,851	9,083

8,657,230	50,924,598	8,788,838	37,776,998	3,260,174

1,141,105	5,025,081	793,028	2,569,909	565,408
27,540	143,273	74,661	96,663	63,239
86,165	-	-	-	5
39,855	40,874	40,737	38,665	40,730
9,681	54,588	14,448	13,930	4,812
1,365	1,365	1,365	1,365	1,365
56,874	145,393	105,351	66,323	83,671
32,240	66,660	27,217	39,349	24,031
15,038	66,156	10,581	27,670	5,900
103,779	103,604	100,432	101,992	100,490
3,000	3,000	3,000	3,000	3,000

1,516,642	5,649,994	1,170,820	2,958,866	892,651

66,184	286,535	102,018	40,913	45,768
73,813	139,872	21,405	68,277	9,743
23,328	99,228	35,472	39,961	10,484
26,059	148,438	46,309	41,830	39,988
12,854	25,967	12,664	82,372	5,823
8,392	1,660	8,252	86,398	15,758

10,490	2,076	10,315	107,998	19,697

43,432	247,396	77,181	69,716	66,647
16,068	32,458	15,830	102,965	7,279
10,490	2,076	10,315	107,998	19,697

24,604	46,624	7,135	22,759	3,248
23,328	99,228	35,472	39,961	10,484
26,059	148,438	46,309	41,830	39,988

1,881,743	6,929,990	1,599,497	3,811,844	1,187,255

-	-	-	-	(4,834)
-	-	-	-	(15,159)
-	-	-	-	(2,223)
-	-	-	-	(2,453)
-	-	-	-	(8,851)
-	-	-	-	(1,058)
-	-	-	-	(2,808)
(13,481)	-	-	-	-
(6,201)	-	-	-	-
(4,907)	-	-	-	-
(1,537)	-	-	-	-
(1,871)	-	-	-	-
(629)	-	-	-	-
(430)	-	-	-	-

1,852,687	6,929,990	1,599,497	3,811,844	1,149,869

6,804,543	43,994,608	7,189,341	33,965,154	2,110,305

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2019

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$19,866	$1,193,696
Futures contracts	-	(7,582,266)
Swap agreements	-	(33,361)
Foreign currency transactions	-	-
Forward contracts	-	-

Net realized gain (loss)	19,866	(6,421,931)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	10,192,830
Futures contracts	-	116,415
Swap agreements	-	228,036
Translation of assets and liabilities in foreign currencies	-	-
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	-	10,537,281

Net realized gain (loss) and change in unrealized appreciation (depreciation)	19,866	4,115,350

Net increase (decrease) in net assets resulting from operations	$6,250,850	$19,000,396

(a) Net of foreign withholding tax of:	$-	$-
(b) Net of foreign withholding tax of:	$-	$4,351

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$2,634,327	$8,764,494	$785,240	$(11,039,887)	$4,859,775
534,020	18,343,788	2,806,937	-	450,497
(775,275)	(67,305)	693	-	(8,636)
-	-	2,516	(224)	-
-	-	(33,655)	-	-

2,393,072	27,040,977	3,561,731	(11,040,111)	5,301,636

10,371,758	54,530,094	9,323,682	3,399,787	(4,933,232)
(140,861)	(278,544)	9,541	-	(68,275)
116,208	475,660	70,546	-	17,353
-	-	(5,279)	-	-
-	-	(4,899)	-	-

10,347,105	54,727,210	9,393,591	3,399,787	(4,984,154)

12,740,177	81,768,187	12,955,322	(7,640,324)	317,482

$19,544,720	$125,762,795	$20,144,663	$26,324,830	$2,427,787

$-	$-	$-	$-	$68
$-	$-	$5,237	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2019

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$3,491,098	$2,502,266
Dividends — affiliated issuers (Note 7)	-	-
Interest	7,329	31,508
Securities lending net income	33,785	23,935

Total investment income	3,532,212	2,557,709

Expenses (Note 3):
Investment advisory fees	595,484	696,054
Custody fees	21,144	31,667
Audit fees	39,232	36,582
Legal fees	4,256	5,337
Proxy fees	1,365	1,365
Accounting & Administration fees	31,053	24,991
Shareholder reporting fees	49,686	20,040
Trustees’ fees	6,851	6,405
Registration and filing fees	101,094	101,411
Transfer agent fees	3,000	3,000

	853,165	926,852
Administration fees:
Class R5	54,396	56,787
Service Class	54,231	952
Administrative Class	11,221	38,633
Class A	11,148	19,668
Class R4	10,015	12,104
Class R3	8,093	2,709
Distribution fees:
Class R3	10,116	3,386
Distribution and Service fees:
Class A	18,581	32,779
Class R4	12,519	15,129
Class R3	10,116	3,386
Shareholder service fees:
Service Class	18,077	317
Administrative Class	11,221	38,633
Class A	11,148	19,668

Total expenses	1,094,047	1,171,003
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	1,094,047	1,171,003

Net investment income (loss)	2,438,165	1,386,706

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$4,164,237	$3,087,869	$4,577,274	$6,438,732	$2,992,829
-	-	113,609	354,956	-
13,925	44,332	5,278	13,707	87,369
37,326	72,121	40,683	89,491	47,423

4,215,488	3,204,322	4,736,844	6,896,886	3,127,621

1,314,637	1,234,405	2,224,679	3,259,083	1,894,993
21,769	24,726	12,643	35,713	153,467
39,221	37,595	47,508	47,087	62,987
8,901	9,805	12,130	17,608	11,865
1,365	1,365	1,365	1,365	1,365
32,631	28,129	39,536	40,628	37,345
55,826	26,471	28,246	33,945	20,446
14,960	10,768	14,918	20,015	9,770
101,800	105,253	101,115	103,554	101,888
3,000	3,000	3,000	3,000	3,000

1,594,110	1,481,517	2,485,140	3,561,998	2,297,126

99,116	66,142	97,667	116,010	4,097
89,492	24,162	14,374	20,072	249
58,324	32,179	121,881	11,773	1,363
49,126	81,010	41,495	37,051	1,038
51,823	20,962	16,500	16,261	2,734
12,874	17,867	21,321	13,036	1,477

16,093	22,334	26,651	16,295	1,846

81,877	135,017	69,159	61,752	1,730
64,779	26,203	20,626	20,326	3,417
16,093	22,334	26,651	16,295	1,846

29,831	8,054	4,791	6,691	83
58,324	32,179	121,881	11,773	1,363
49,126	81,010	41,495	37,051	1,038

2,270,988	2,050,970	3,109,632	3,946,384	2,319,407

-	-	-	-	(197,120)
-	-	-	-	(3,888)
-	-	-	-	(165)
-	-	-	-	(886)
-	-	-	-	(597)
-	-	-	-	(1,329)
-	-	-	-	(727)
-	-	-	(25,799)	-
-	-	-	(13,562)	-
-	-	-	(1,669)	-
-	-	-	(945)	-
-	-	-	(2,925)	-
-	-	-	(955)	-
-	-	-	(799)	-

2,270,988	2,050,970	3,109,632	3,899,730	2,114,695

1,944,500	1,153,352	1,627,212	2,997,156	1,012,926

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2019

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	$6,389,271	$10,437,495
Futures contracts	107,452	-
Foreign currency transactions	-	(3,165)

Net realized gain (loss)	6,496,723	10,434,330

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(11,828,423)	(6,202,846)
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	(11,828,423)	(6,202,846)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(5,331,700)	4,231,484

Net increase (decrease) in net assets resulting from operations	$(2,893,535)	$5,618,190

(a) Net of foreign withholding tax of:	$1,730	$17,019
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$23,316,368	$4,354,988	$3,890,036	$14,055,869	$20,674,810
230,909	-	-	-	-
-	-	(11,423)	(192,813)	(38,093)

23,547,277	4,354,988	3,878,613	13,863,056	20,636,717

(25,336,115)	(25,144,927)	(11,111,021)	(37,359,040)*	(18,191,232)*
-	-	(16,361)	(33,295)	618

(25,336,115)	(25,144,927)	(11,127,382)	(37,392,335)	(18,190,614)

(1,788,838)	(20,789,939)	(7,248,769)	(23,529,279)	2,446,103

$155,662	$(19,636,587)	$(5,621,557)	$(20,532,123)	$3,459,029

$798	$-	$363,309	$649,051	$325,858
$-	$-	$-	$53,885	$8,649

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier U.S. Government Money Market Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,230,984	$4,030,620
Net realized gain (loss)	19,866	2,060
Net change in unrealized appreciation (depreciation)	-	-

Net increase (decrease) in net assets resulting from operations	6,250,850	4,032,680

Distributions to shareholders (Note 2):
Class I	-	-
Class R5	(6,235,386)	(4,051,516)*
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions	(6,235,386)	(4,051,516)

Net fund share transactions (Note 5):
Class I	-	-
Class R5	(5,992,795)	(12,746,760)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Increase (decrease) in net assets from fund share transactions	(5,992,795)	(12,746,760)

Total increase (decrease) in net assets	(5,977,331)	(12,765,596)
Net assets*
Beginning of year	339,550,968	352,316,564

End of year	$333,573,637	$339,550,968

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund			MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$14,885,046	$15,822,600		$6,804,543	$8,688,321
(6,421,931)	1,190,636		2,393,072	(1,125,799)
10,537,281	(7,591,821)		10,347,105	(5,931,489)

19,000,396	9,421,415		19,544,720	1,631,033

(7,202,599)	(7,691,067	)*	(4,218,564)	(2,927,040	)*
(4,696,245)	(3,581,314	)*	(1,880,006)	(1,630,948	)*
(2,172,717)	(1,800,199	)*	(1,448,100)	(1,365,911	)*
(1,112,224)	(675,313	)*	(423,256)	(362,670	)*
(1,926,511)	(1,139,950	)*	(494,124)	(495,760	)*
(442,706)	(295,883	)*	(173,122)	(157,975	)*
(256,012)	(127,705	)*	(110,088)	(112,214	)*

(17,809,014)	(15,311,431)		(8,747,260)	(7,052,518)

40,461,522	(133,404,809)		15,862,514	37,219,643
22,850,387	(18,465,362)		10,753,653	1,064,004
(21,398,810)	(2,398,278)		(1,240,989)	(6,220,838)
(3,125,703)	5,826,575		859,652	529,779
2,157,648	2,813,673		(4,935,725)	(1,140,259)
(1,201,825)	126,583		(106,040)	755,178
(922,444)	1,346,594		(401,142)	(12,607)

38,820,775	(144,155,024)		20,791,923	32,194,900

40,012,157	(150,045,040)		31,589,383	26,773,415

480,484,808	630,529,848		290,458,359	263,684,944

$520,496,965	$480,484,808		$322,047,742	$290,458,359

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$43,994,608	$35,656,066
Net realized gain (loss)	27,040,977	(10,024,895)
Net change in unrealized appreciation (depreciation)	54,727,210	(31,892,369)

Net increase (decrease) in net assets resulting from operations	125,762,795	(6,261,198)

Distributions to shareholders (Note 2):
Class I	(23,843,483)	(16,298,876)*
Class R5	(8,771,104)	(10,042,498)*
Service Class	(2,820,260)	(2,847,221)*
Administrative Class	(2,086,599)	(1,969,162)*
Class A	(2,821,022)	(2,716,702)*
Class R4	(348,493)	(452,049)*
Class R3	(21,641)	(12,415)*

Total distributions	(40,712,602)	(34,338,923)

Net fund share transactions (Note 5):
Class I	101,765,720	166,983,933
Class R5	5,469,665	(52,188,665)
Service Class	(20,315,656)	4,056,318
Administrative Class	(6,188,523)	433,553
Class A	(15,445,413)	(3,930,113)
Class R4	2,525,433	(3,486,576)
Class R3	373,534	(5,723)

Increase (decrease) in net assets from fund share transactions	68,184,760	111,862,727

Total increase (decrease) in net assets	153,234,953	71,262,606
Net assets*
Beginning of year	1,278,839,843	1,207,577,237

End of year	$1,432,074,796	$1,278,839,843

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund			MassMutual Premier High Yield Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$7,189,341	$6,476,140		$33,965,154	$29,569,037
3,561,731	(1,595,073)		(11,040,111)	(1,816,793)
9,393,591	(6,335,876)		3,399,787	(15,726,783)

20,144,663	(1,454,809)		26,324,830	12,025,461

(803,296)	(843,981	)*	(19,353,739)	(15,260,676	)*
(3,456,741)	(2,762,770	)*	(2,275,582)	(3,402,827	)*
(472,306)	(455,302	)*	(2,454,456)	(2,834,872	)*
(665,828)	(738,553	)*	(1,468,139)	(1,983,745	)*
(858,563)	(874,975	)*	(1,360,141)	(1,668,415	)*
(193,130)	(142,412	)*	(1,787,546)	(1,876,196	)*
(114,013)	(101,773	)*	(2,230,290)	(2,304,959	)*

(6,563,877)	(5,919,766)		(30,929,893)	(29,331,690)

36,705,887	(4,798,803)		(52,274,023)	148,669,885
4,937,951	12,969,568		(1,906,593)	(9,672,854)
(6,688,264)	3,407,027		4,024,313	(2,569,351)
(6,599,351)	1,403,086		(4,907,364)	(371,889)
(5,421,141)	(427,770)		4,042,626	(878,585)
1,770,981	(114,082)		11,588,566	5,484,715
(1,217,048)	811,774		(2,079,165)	9,740,791

23,489,015	13,250,800		(41,511,640)	150,402,712

37,069,801	5,876,225		(46,116,703)	133,096,483

207,850,952	201,974,727		610,433,280	477,336,797

$244,920,753	$207,850,952		$564,316,577	$610,433,280

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,110,305	$1,706,700
Net realized gain (loss)	5,301,636	8,275,176
Net change in unrealized appreciation (depreciation)	(4,984,154)	861,824

Net increase (decrease) in net assets resulting from operations	2,427,787	10,843,700

Distributions to shareholders (Note 2):
Class I	(1,128,296)	(570,403	)*
Class R5	(3,512,186)	(3,267,180	)*
Service Class	(470,839)	(475,648	)*
Administrative Class	(535,122)	(631,984	)*
Class A	(1,935,646)	(2,104,455	)*
Class R4	(231,293)	(212,627	)*
Class R3	(645,997)	(503,588	)*

Total distributions	(8,459,379)	(7,765,885)

Net fund share transactions (Note 5):
Class I	20,038,802	2,964,193
Class R5	2,754,926	(5,395,557)
Service Class	(834,845)	54,703
Administrative Class	(653,383)	(1,477,601)
Class A	(1,884,375)	(2,896,428)
Class R4	(410,358)	594,136
Class R3	(233,401)	564,095

Increase (decrease) in net assets from fund share transactions	18,777,366	(5,592,459)

Total increase (decrease) in net assets	12,745,774	(2,514,644)
Net assets*
Beginning of year	114,238,236	116,752,880

End of year	$126,984,010	$114,238,236

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund			MassMutual Premier Main Street Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$2,438,165	$3,392,153		$1,386,706	$1,290,624
6,496,723	21,705,524		10,434,330	14,623,145
(11,828,423)	(5,052,593)		(6,202,846)	(4,089,513)

(2,893,535)	20,045,084		5,618,190	11,824,256

(2,950,659)	(9,680,041	)*	(2,939,489)	(819,412	)*
(8,804,772)	(5,425,465	)*	(7,652,907)	(5,802,095	)*
(6,451,380)	(5,847,242	)*	(74,980)	(82,970	)*
(1,338,400)	(716,916	)*	(3,133,171)	(2,404,098	)*
(1,275,458)	(1,011,450	)*	(1,597,880)	(996,490	)*
(948,544)	(1,140,657	)*	(719,840)	(375,529	)*
(634,881)	(450,486	)*	(205,497)	(78,877	)*

(22,404,094)	(24,272,257)		(16,323,764)	(10,559,471)

439,475	(58,258,893)		2,210,454	15,084,689
3,498,339	13,626,961		(14,185,696)	(11,236,498)
(22,292,084)	2,124,271		(43,915)	(360,590)
(1,787,052)	3,202,911		(1,861,173)	(2,799,613)
(1,408,783)	(13,134)		(596,316)	1,231,559
(1,284,893)	(3,240,465)		415,047	1,001,065
859,475	502,778		(350,994)	634,542

(21,975,523)	(42,055,571)		(14,412,593)	3,555,154

(47,273,152)	(46,282,744)		(25,118,167)	4,819,939

158,292,419	204,575,163		143,552,869	138,732,930

$111,019,267	$158,292,419		$118,434,702	$143,552,869

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,944,500	$2,405,549
Net realized gain (loss)	23,547,277	71,761,027
Net change in unrealized appreciation (depreciation)	(25,336,115)	10,477,180

Net increase (decrease) in net assets resulting from operations	155,662	84,643,756

Distributions to shareholders (Note 2):
Class I	(6,509,520)	(14,032,308	)*
Class R5	(22,374,835)	(10,881,489	)*
Service Class	(15,117,227)	(9,022,986	)*
Administrative Class	(8,539,033)	(4,816,360	)*
Class A	(7,985,405)	(4,301,252	)*
Class R4	(6,472,019)	(3,310,635	)*
Class R3	(1,501,736)	(542,147	)*

Total distributions	(68,499,775)	(46,907,177)

Net fund share transactions (Note 5):
Class I	4,404,455	(93,351,991)
Class R5	10,887,227	14,764,969
Service Class	(27,992,682)	(5,939,826)
Administrative Class	3,128,965	(2,914,451)
Class A	(1,612,036)	(663,139)
Class R4	(546,976)	1,753,320
Class R3	423,218	2,177,229

Increase (decrease) in net assets from fund share transactions	(11,307,829)	(84,173,889)

Total increase (decrease) in net assets	(79,651,942)	(46,437,310)
Net assets*
Beginning of year	337,156,090	383,593,400

End of year	$257,504,148	$337,156,090

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund			MassMutual Premier Global Fund
Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2019	Year Ended September 30, 2018

$1,153,352	$954,339		$1,627,212	$1,749,598
4,354,988	21,006,245		3,878,613	55,196,198
(25,144,927)	7,502,778		(11,127,382)	(24,694,348)

(19,636,587)	29,463,362		(5,621,557)	32,251,448

(3,656,500)	(2,211,437	)*	(10,142,807)	(4,605,510	)*
(6,499,034)	(7,689,329	)*	(18,881,920)	(13,413,879	)*
(1,491,884)	(1,807,666	)*	(2,220,861)	(2,318,231	)*
(1,983,912)	(2,862,352	)*	(16,324,130)	(12,154,069	)*
(5,673,440)	(8,525,904	)*	(5,808,841)	(3,533,854	)*
(1,018,771)	(1,172,634	)*	(1,601,209)	(695,087	)*
(886,852)	(1,100,523	)*	(2,011,068)	(1,257,987	)*

(21,210,393)	(25,369,845)		(56,990,836)	(37,978,617)

859,274	23,997,096		29,493,708	16,911,349
(2,681,256)	10,569,424		17,371,070	(17,243,489)
1,700,754	2,989,994		(6,812,076)	(2,649,614)
(1,928,523)	2,296,458		5,597,866	(11,029,054)
(6,923,243)	(4,373,792)		(414,975)	1,512,000
728,250	1,742,077		1,437,489	2,389,927
(294,957)	1,463,944		1,442,706	622,053

(8,539,701)	38,685,201		48,115,788	(9,486,828)

(49,386,681)	42,778,718		(14,496,605)	(15,213,997)

253,653,920	210,875,202		308,925,858	324,139,855

$204,267,239	$253,653,920		$294,429,253	$308,925,858

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,997,156	$4,617,250
Net realized gain (loss)	13,863,056	19,074,185
Net change in unrealized appreciation (depreciation)	(37,392,335)	(33,524,775)

Net increase (decrease) in net assets resulting from operations	(20,532,123)	(9,833,340)

Distributions to shareholders (Note 2):
Class I	(13,156,184)	(3,222,891	)*
Class R5	(6,231,478)	(2,165,164	)*
Service Class	(718,289)	(228,348	)*
Administrative Class	(460,669)	(161,875	)*
Class A	(1,213,354)	(277,389	)*
Class R4	(451,336)	(124,071	)*
Class R3	(377,140)	(57,228	)*

Total distributions	(22,608,450)	(6,236,966)

Net fund share transactions (Note 5):
Class I	(119,556,080)	55,812,142
Class R5	(41,389,928)	(43,165,875)
Service Class	(11,670,069)	2,530,771
Administrative Class	(5,312,397)	(5,901,391)
Class A	(6,051,775)	(8,005,463)
Class R4	(4,928,933)	176,900
Class R3	(2,594,867)	307,655

Increase (decrease) in net assets from fund share transactions	(191,504,049)	1,754,739

Total increase (decrease) in net assets	(234,644,622)	(14,315,567)
Net assets*
Beginning of year	526,623,195	540,938,762

End of year	$291,978,573	$526,623,195

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2019	Year Ended September 30, 2018

$1,012,926	$1,609,759
20,636,717	16,653,712
(18,190,614)	(17,678,853)

3,459,029	584,618

(1,339,579)	(3,266,714)*
(22,332)	(48,833)*
(247)	(4,633)*
(2,174)	(15,720)*
(1,818)	(1,765)*
(2,905)	(9,767)*
-	(5,088)*

(1,369,055)	(3,352,520)

(75,951,493)	(18,248,392)
157,072	209,650
185,417	(209,251)
23,815	(679,287)
461,858	286,103
(24,886)	310,852
(24,279)	(53,744)

(75,172,496)	(18,384,069)

(73,082,522)	(21,151,971)

223,683,815	244,835,786

$150,601,293	$223,683,815

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier U.S. Government Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/19	$1.00	$0.02		$0.00	[d]	$0.02		$(0.02)	$(0.00)[d]	$(0.02)	$1.00	1.85%		$333,574	0.52%	N/A	1.83%
9/30/18	1.00	0.01		0.00	[d]	0.01		(0.01)	(0.00)[d]	(0.01)	1.00	1.08%		339,551	0.50%	N/A	1.04%
9/30/17	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.23%		352,317	0.52%	0.51%	0.22%
9/30/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	334,720	0.51%	0.36%	0.00%	[e]
9/30/15	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.01%		400,017	0.50%	0.14%	0.00%	[e]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.30	$0.32	$0.08		$0.40	$(0.39)	$-	$(0.39)	$10.31	4.05%	$204,282	0.43%	3.13%
9/30/18	10.40	0.27	(0.10)		0.17	(0.27)	-	(0.27)	10.30	1.65%	163,465	0.39%	2.64%
9/30/17	10.39	0.23	0.03		0.26	(0.25)	-	(0.25)	10.40	2.57%	299,768	0.40%	2.20%
9/30/16	10.46	0.20	0.00	[d]	0.20	(0.27)	-	(0.27)	10.39	1.98%	166,281	0.40%	1.97%
9/30/15	10.50	0.19	0.01		0.20	(0.24)	(0.00)[d]	(0.24)	10.46	2.00%	154,219	0.40%	1.83%
Class R5
9/30/19	$10.33	$0.31	$0.08		$0.39	$(0.38)	$-	$(0.38)	$10.34	3.92%	$158,895	0.53%	3.03%
9/30/18	10.42	0.26	(0.09)		0.17	(0.26)	-	(0.26)	10.33	1.63%	135,411	0.49%	2.55%
9/30/17	10.42	0.22	0.02		0.24	(0.24)	-	(0.24)	10.42	2.36%	155,172	0.50%	2.09%
9/30/16	10.49	0.19	0.00	[d]	0.19	(0.26)	-	(0.26)	10.42	1.88%	199,354	0.50%	1.87%
9/30/15	10.52	0.18	0.02		0.20	(0.23)	(0.00)[d]	(0.23)	10.49	1.95%	159,429	0.50%	1.73%
Service Class
9/30/19	$10.25	$0.30	$0.08		$0.38	$(0.37)	$-	$(0.37)	$10.26	3.82%	$51,201	0.63%	2.92%
9/30/18	10.35	0.25	(0.10)		0.15	(0.25)	-	(0.25)	10.25	1.50%	72,408	0.59%	2.45%
9/30/17	10.35	0.21	0.02		0.23	(0.23)	-	(0.23)	10.35	2.24%	75,544	0.60%	2.00%
9/30/16	10.42	0.18	0.00	[d]	0.18	(0.25)	-	(0.25)	10.35	1.78%	55,309	0.60%	1.75%
9/30/15	10.45	0.17	0.02		0.19	(0.22)	(0.00)[d]	(0.22)	10.42	1.87%	86,058	0.60%	1.64%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	55%	68%	72%	87%	59%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.21	$0.29	$0.08		$0.37	$(0.36)	$-	$(0.36)	$10.22	3.76%	$31,270	0.73%	2.83%
9/30/18	10.31	0.24	(0.10)		0.14	(0.24)	-	(0.24)	10.21	1.35%	34,342	0.69%	2.37%
9/30/17	10.30	0.19	0.04		0.23	(0.22)	-	(0.22)	10.31	2.24%	28,771	0.70%	1.89%
9/30/16	10.37	0.17	0.00	[d]	0.17	(0.24)	-	(0.24)	10.30	1.69%	32,906	0.70%	1.66%
9/30/15	10.41	0.16	0.01		0.17	(0.21)	(0.00)[d]	(0.21)	10.37	1.69%	36,789	0.70%	1.53%
Class A
9/30/19	$10.14	$0.26	$0.08		$0.34	$(0.34)	$-	$(0.34)	$10.14	3.44%	$55,315	0.98%	2.58%
9/30/18	10.24	0.21	(0.10)		0.11	(0.21)	-	(0.21)	10.14	1.10%	53,188	0.94%	2.11%
9/30/17	10.23	0.16	0.04		0.20	(0.19)	-	(0.19)	10.24	2.00%	50,893	0.95%	1.62%
9/30/16	10.30	0.14	0.00	[d]	0.14	(0.21)	-	(0.21)	10.23	1.49%	87,598	0.95%	1.42%
9/30/15	10.34	0.13	0.02		0.15	(0.19)	(0.00)[d]	(0.19)	10.30	1.44%	75,507	0.95%	1.28%
Class R4
9/30/19	$10.26	$0.27	$0.08		$0.35	$(0.34)	$-	$(0.34)	$10.27	3.57%	$12,494	0.88%	2.67%
9/30/18	10.36	0.23	(0.11)		0.12	(0.22)	-	(0.22)	10.26	1.21%	13,691	0.84%	2.21%
9/30/17	10.36	0.18	0.03		0.21	(0.21)	-	(0.21)	10.36	2.05%	13,693	0.85%	1.75%
9/30/16	10.45	0.16	0.00	[d]	0.16	(0.25)	-	(0.25)	10.36	1.59%	9,446	0.85%	1.53%
9/30/15	10.50	0.14	0.02		0.16	(0.21)	(0.00)[d]	(0.21)	10.45	1.57%	5,881	0.85%	1.39%
Class R3
9/30/19	$10.20	$0.24	$0.09		$0.33	$(0.33)	$-	$(0.33)	$10.20	3.29%	$7,040	1.13%	2.43%
9/30/18	10.30	0.20	(0.10)		0.10	(0.20)	-	(0.20)	10.20	0.97%	7,980	1.09%	1.97%
9/30/17	10.31	0.15	0.03		0.18	(0.19)	-	(0.19)	10.30	1.79%	6,689	1.10%	1.50%
9/30/16	10.42	0.13	0.00	[d]	0.13	(0.24)	-	(0.24)	10.31	1.27%	3,661	1.10%	1.29%
9/30/15	10.46	0.12	0.01		0.13	(0.17)	(0.00)[d]	(0.17)	10.42	1.27%	1,561	1.10%	1.15%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/19	$10.24	$0.25	$0.42	$0.67	$(0.32)	$-	$(0.32)	$10.59	6.80%		$154,260	0.50%	0.49%	0.46%	2.40%
9/30/18	10.46	0.34	(0.26)	0.08	(0.30)	-	(0.30)	10.24	0.74%		133,153	1.74%	1.71%	0.45%	3.33%
9/30/17	10.79	0.23	(0.27)	(0.04)	(0.29)	-	(0.29)	10.46	(0.32%	)	98,194	1.26%	1.23%	0.45%	2.24%
9/30/16	10.19	0.13	0.59	0.72	(0.12)	-	(0.12)	10.79	7.16%		122,515	0.91%	0.90%	0.46%	1.23%
9/30/15	10.56	0.06	(0.17)	(0.11)	(0.26)	-	(0.26)	10.19	(1.12%	)	153,421	0.67%	N/A	0.47%	0.56%
Class R5
9/30/19	$10.24	$0.24	$0.42	$0.66	$(0.31)	$-	$(0.31)	$10.59	6.68%		$73,365	0.60%	0.59%	0.56%	2.30%
9/30/18	10.46	0.34	(0.27)	0.07	(0.29)	-	(0.29)	10.24	0.63%		60,121	1.84%	1.81%	0.55%	3.29%
9/30/17	10.80	0.22	(0.28)	(0.06)	(0.28)	-	(0.28)	10.46	(0.51%	)	60,155	1.36%	1.33%	0.55%	2.07%
9/30/16	10.19	0.13	0.59	0.72	(0.11)	-	(0.11)	10.80	7.14%		65,361	1.01%	1.00%	0.56%	1.22%
9/30/15	10.56	0.05	(0.18)	(0.13)	(0.24)	-	(0.24)	10.19	(1.22%	)	60,285	0.77%	N/A	0.57%	0.48%
Service Class
9/30/19	$10.20	$0.22	$0.43	$0.65	$(0.30)	$-	$(0.30)	$10.55	6.60%		$50,873	0.71%	0.70%	0.67%	2.17%
9/30/18	10.42	0.32	(0.27)	0.05	(0.27)	-	(0.27)	10.20	0.51%		50,449	1.94%	1.91%	0.65%	3.16%
9/30/17	10.76	0.21	(0.29)	(0.08)	(0.26)	-	(0.26)	10.42	(0.63%	)	57,719	1.46%	1.43%	0.65%	2.00%
9/30/16	10.16	0.10	0.60	0.70	(0.10)	-	(0.10)	10.76	6.96%		71,040	1.11%	1.10%	0.66%	0.95%
9/30/15	10.52	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.16	(1.23%	)	77,147	0.87%	N/A	0.67%	0.37%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	42%	62%	25%	46%	59%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/19	$10.30	$0.21	$0.44	$0.65	$(0.29)	$-	$(0.29)	$10.66	6.53%		$16,168	0.80%	0.79%	0.76%	2.03%
9/30/18	10.53	0.31	(0.28)	0.03	(0.26)	-	(0.26)	10.30	0.31%		14,744	2.04%	2.01%	0.75%	3.02%
9/30/17	10.86	0.20	(0.27)	(0.07)	(0.26)	-	(0.26)	10.53	(0.58%	)	14,519	1.56%	1.53%	0.75%	1.94%
9/30/16	10.26	0.10	0.59	0.69	(0.09)	-	(0.09)	10.86	6.80%		14,408	1.21%	1.20%	0.76%	0.96%
9/30/15	10.62	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.26	(1.30%	)	11,859	0.97%	N/A	0.77%	0.36%
Class A
9/30/19	$10.05	$0.18	$0.42	$0.60	$(0.26)	$-	$(0.26)	$10.39	6.16%		$16,136	1.06%	1.05%	1.02%	1.78%
9/30/18	10.27	0.28	(0.26)	0.02	(0.24)	-	(0.24)	10.05	0.16%		20,582	2.29%	2.26%	1.00%	2.80%
9/30/17	10.60	0.17	(0.27)	(0.10)	(0.23)	-	(0.23)	10.27	(0.92%	)	22,180	1.81%	1.78%	1.00%	1.67%
9/30/16	10.00	0.08	0.58	0.66	(0.06)	-	(0.06)	10.60	6.65%		23,476	1.46%	1.45%	1.01%	0.76%
9/30/15	10.36	(0.00)[d]	(0.16)	(0.16)	(0.20)	-	(0.20)	10.00	(1.58%	)	22,320	1.22%	N/A	1.02%	(0.02%	)
Class R4
9/30/19	$10.00	$0.19	$0.42	$0.61	$(0.28)	$-	$(0.28)	$10.33	6.27%		$6,949	0.96%	0.95%	0.92%	1.95%
9/30/18	10.22	0.29	(0.26)	0.03	(0.25)	-	(0.25)	10.00	0.31%		6,840	2.19%	2.16%	0.90%	2.87%
9/30/17	10.57	0.18	(0.28)	(0.10)	(0.25)	-	(0.25)	10.22	(0.84%	)	6,231	1.71%	1.68%	0.90%	1.78%
9/30/16	10.00	0.12	0.55	0.67	(0.10)	-	(0.10)	10.57	6.77%		5,352	1.36%	1.35%	0.91%	1.21%
9/30/15	10.37	0.14	(0.29)	(0.15)	(0.22)	-	(0.22)	10.00	(1.47%	)	996	1.12%	N/A	0.92%	1.42%
Class R3
9/30/19	$9.99	$0.17	$0.41	$0.58	$(0.24)	$-	$(0.24)	$10.33	6.03%		$4,297	1.21%	1.20%	1.17%	1.68%
9/30/18	10.22	0.27	(0.27)	0.00 [d]	(0.23)	-	(0.23)	9.99	0.03%		4,569	2.44%	2.41%	1.15%	2.69%
9/30/17	10.57	0.16	(0.27)	(0.11)	(0.24)	-	(0.24)	10.22	(1.00%	)	4,686	1.97%	1.94%	1.16%	1.54%
9/30/16	10.01	0.15	0.48	0.63	(0.07)	-	(0.07)	10.57	6.37%		2,792	1.61%	1.60%	1.16%	1.46%
9/30/15	10.37	(0.03)	(0.15)	(0.18)	(0.18)	-	(0.18)	10.01	(1.76%	)	386	1.37%	N/A	1.17%	(0.30%	)

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.66	$0.37	$0.66	$1.03	$(0.36)	$-	$(0.36)	$11.33	9.98%		$847,736	0.43%	3.42%
9/30/18	11.04	0.34	(0.39)	(0.05)	(0.33)	-	(0.33)	10.66	(0.46%	)	695,501	0.42%	3.19%
9/30/17	11.26	0.29	(0.15)	0.14	(0.36)	-	(0.36)	11.04	1.41%		546,975	0.42%	2.70%
9/30/16	11.27	0.29	0.19	0.48	(0.34)	(0.15)	(0.49)	11.26	4.54%		501,737	0.42%	2.59%
9/30/15	11.43	0.30	(0.11)	0.19	(0.30)	(0.05)	(0.35)	11.27	1.67%		677,427	0.42%	2.61%
Class R5
9/30/19	$10.69	$0.36	$0.67	$1.03	$(0.35)	$-	$(0.35)	$11.37	9.92%		$317,805	0.53%	3.32%
9/30/18	11.07	0.33	(0.39)	(0.06)	(0.32)	-	(0.32)	10.69	(0.57%	)	294,370	0.52%	3.07%
9/30/17	11.29	0.28	(0.15)	0.13	(0.35)	-	(0.35)	11.07	1.30%		358,319	0.52%	2.58%
9/30/16	11.30	0.28	0.19	0.47	(0.33)	(0.15)	(0.48)	11.29	4.40%		408,472	0.52%	2.49%
9/30/15	11.45	0.29	(0.11)	0.18	(0.28)	(0.05)	(0.33)	11.30	1.63%		489,222	0.52%	2.51%
Service Class
9/30/19	$10.63	$0.35	$0.64	$0.99	$(0.33)	$-	$(0.33)	$11.29	9.67%		$86,988	0.63%	3.22%
9/30/18	11.01	0.32	(0.39)	(0.07)	(0.31)	-	(0.31)	10.63	(0.66%	)	101,502	0.62%	2.98%
9/30/17	11.22	0.27	(0.15)	0.12	(0.33)	-	(0.33)	11.01	1.24%		100,903	0.62%	2.51%
9/30/16	11.23	0.26	0.20	0.46	(0.32)	(0.15)	(0.47)	11.22	4.34%		91,885	0.62%	2.40%
9/30/15	11.38	0.27	(0.10)	0.17	(0.27)	(0.05)	(0.32)	11.23	1.49%		130,923	0.62%	2.40%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	261%	140%	213%	330%	361%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$10.55	$0.33	$0.66	$0.99	$(0.33)	$-	$(0.33)	$11.21	9.65%		$67,239	0.73%	3.13%
9/30/18	10.92	0.31	(0.38)	(0.07)	(0.30)	-	(0.30)	10.55	(0.70%	)	69,478	0.72%	2.88%
9/30/17	11.14	0.26	(0.15)	0.11	(0.33)	-	(0.33)	10.92	1.11%		71,425	0.72%	2.38%
9/30/16	11.16	0.25	0.19	0.44	(0.31)	(0.15)	(0.46)	11.14	4.19%		85,249	0.72%	2.29%
9/30/15	11.32	0.26	(0.10)	0.16	(0.27)	(0.05)	(0.32)	11.16	1.38%		84,709	0.72%	2.31%
Class A
9/30/19	$10.45	$0.30	$0.65	$0.95	$(0.30)	$-	$(0.30)	$11.10	9.32%		$97,070	0.98%	2.87%
9/30/18	10.82	0.28	(0.38)	(0.10)	(0.27)	-	(0.27)	10.45	(1.00%	)	106,562	0.97%	2.63%
9/30/17	11.03	0.23	(0.15)	0.08	(0.29)	-	(0.29)	10.82	0.87%		114,317	0.97%	2.13%
9/30/16	11.04	0.22	0.20	0.42	(0.28)	(0.15)	(0.43)	11.03	4.01%		150,014	0.97%	2.04%
9/30/15	11.20	0.23	(0.10)	0.13	(0.24)	(0.05)	(0.29)	11.04	1.12%		166,649	0.97%	2.06%
Class R4
9/30/19	$10.39	$0.31	$0.64	$0.95	$(0.30)	$-	$(0.30)	$11.04	9.47%		$14,011	0.88%	2.98%
9/30/18	10.78	0.29	(0.39)	(0.10)	(0.29)	-	(0.29)	10.39	(0.97%	)	10,624	0.87%	2.72%
9/30/17	11.00	0.24	(0.14)	0.10	(0.32)	-	(0.32)	10.78	1.03%		14,811	0.87%	2.23%
9/30/16	11.03	0.23	0.19	0.42	(0.30)	(0.15)	(0.45)	11.00	4.09%		14,906	0.87%	2.14%
9/30/15	11.20	0.25	(0.11)	0.14	(0.26)	(0.05)	(0.31)	11.03	1.28%		8,960	0.87%	2.21%
Class R3
9/30/19	$10.67	$0.29	$0.67	$0.96	$(0.29)	$-	$(0.29)	$11.34	9.24%		$1,225	1.13%	2.72%
9/30/18	11.02	0.27	(0.39)	(0.12)	(0.23)	-	(0.23)	10.67	(1.13%	)	803	1.12%	2.49%
9/30/17	11.25	0.22	(0.16)	0.06	(0.29)	-	(0.29)	11.02	0.64%		828	1.12%	1.99%
9/30/16	11.25	0.21	0.20	0.41	(0.26)	(0.15)	(0.41)	11.25	3.89%		783	1.12%	1.89%
9/30/15	11.40	0.22	(0.10)	0.12	(0.22)	(0.05)	(0.27)	11.25	1.02%		625	1.12%	1.90%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.59	$0.38	$0.64	$1.02	$(0.33)	$-	$(0.33)	$11.28	9.98%		$60,965	0.55%	0.55%	[n]	3.54%
9/30/18	10.97	0.35	(0.41)	(0.06)	(0.32)	-	(0.32)	10.59	(0.55%	)	21,746	0.50%	0.50%	[n]	3.33%
9/30/17	11.01	0.31	(0.09)	0.22	(0.26)	-	(0.26)	10.97	2.16%		27,548	0.51%	0.51%	[n]	2.87%
9/30/16	10.73	0.28	0.31	0.59	(0.26)	(0.05)	(0.31)	11.01	5.71%		20,147	0.53%	0.52%		2.60%
9/30/15	10.88	0.28	(0.19)	0.09	(0.23)	(0.01)	(0.24)	10.73	0.81%		15,756	0.56%	0.52%		2.54%
Class R5
9/30/19	$9.78	$0.34	$0.60	$0.94	$(0.32)	$-	$(0.32)	$10.40	9.99%		$109,659	0.65%	0.65%	[n]	3.46%
9/30/18	10.16	0.32	(0.39)	(0.07)	(0.31)	-	(0.31)	9.78	(0.69%	)	98,402	0.60%	0.60%	[n]	3.24%
9/30/17	10.22	0.28	(0.09)	0.19	(0.25)	-	(0.25)	10.16	2.02%		88,740	0.61%	0.61%	[n]	2.76%
9/30/16	9.98	0.25	0.29	0.54	(0.25)	(0.05)	(0.30)	10.22	5.63%		77,693	0.63%	0.62%		2.50%
9/30/15	10.14	0.24	(0.17)	0.07	(0.22)	(0.01)	(0.23)	9.98	0.66%		65,209	0.66%	0.62%		2.41%
Service Class
9/30/19	$9.91	$0.33	$0.61	$0.94	$(0.31)	$-	$(0.31)	$10.54	9.80%		$12,976	0.75%	0.75%	[n]	3.35%
9/30/18	10.28	0.31	(0.38)	(0.07)	(0.30)	-	(0.30)	9.91	(0.69%	)	18,946	0.70%	0.70%	[n]	3.14%
9/30/17	10.34	0.27	(0.09)	0.18	(0.24)	-	(0.24)	10.28	1.89%		16,047	0.71%	0.71%	[n]	2.65%
9/30/16	10.09	0.24	0.30	0.54	(0.24)	(0.05)	(0.29)	10.34	5.53%		16,990	0.73%	0.72%		2.39%
9/30/15	10.24	0.24	(0.17)	0.07	(0.21)	(0.01)	(0.22)	10.09	0.59%		20,226	0.76%	0.72%		2.32%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	236%	142%	207%	314%	362%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$9.88	$0.32	$0.62	$0.94	$(0.30)	$-	$(0.30)	$10.52	9.79%		$21,870	0.85%	0.85%	[n]	3.25%
9/30/18	10.25	0.30	(0.38)	(0.08)	(0.29)	-	(0.29)	9.88	(0.83%	)	27,039	0.80%	0.80%	[n]	3.03%
9/30/17	10.31	0.26	(0.09)	0.17	(0.23)	-	(0.23)	10.25	1.78%		26,601	0.81%	0.81%	[n]	2.54%
9/30/16	10.07	0.23	0.29	0.52	(0.23)	(0.05)	(0.28)	10.31	5.38%		34,731	0.83%	0.82%		2.29%
9/30/15	10.22	0.23	(0.17)	0.06	(0.20)	(0.01)	(0.21)	10.07	0.54%		35,581	0.86%	0.82%		2.22%
Class A
9/30/19	$9.85	$0.30	$0.60	$0.90	$(0.27)	$-	$(0.27)	$10.48	9.45%		$28,973	1.10%	1.10%	[n]	3.01%
9/30/18	10.23	0.28	(0.40)	(0.12)	(0.26)	-	(0.26)	9.85	(1.17%	)	32,456	1.05%	1.05%	[n]	2.78%
9/30/17	10.28	0.23	(0.07)	0.16	(0.21)	-	(0.21)	10.23	1.63%		34,137	1.06%	1.06%	[n]	2.30%
9/30/16	10.04	0.20	0.29	0.49	(0.20)	(0.05)	(0.25)	10.28	5.06%		37,243	1.08%	1.07%		2.04%
9/30/15	10.17	0.20	(0.16)	0.04	(0.16)	(0.01)	(0.17)	10.04	0.21%		36,941	1.11%	1.07%		1.96%
Class R4
9/30/19	$9.78	$0.31	$0.59	$0.90	$(0.30)	$-	$(0.30)	$10.38	9.49%		$6,925	1.00%	1.00%	[n]	3.12%
9/30/18	10.16	0.28	(0.38)	(0.10)	(0.28)	-	(0.28)	9.78	(1.01%	)	4,730	0.95%	0.95%	[n]	2.87%
9/30/17	10.22	0.24	(0.07)	0.17	(0.23)	-	(0.23)	10.16	1.77%		5,032	0.96%	0.96%	[n]	2.41%
9/30/16	10.01	0.21	0.29	0.50	(0.24)	(0.05)	(0.29)	10.22	5.18%		3,765	0.98%	0.97%		2.15%
9/30/15	10.18	0.22	(0.18)	0.04	(0.20)	(0.01)	(0.21)	10.01	0.34%		2,959	1.01%	0.97%		2.17%
Class R3
9/30/19	$9.72	$0.28	$0.60	$0.88	$(0.26)	$-	$(0.26)	$10.34	9.35%		$3,553	1.25%	1.25%	[n]	2.85%
9/30/18	10.10	0.26	(0.38)	(0.12)	(0.26)	-	(0.26)	9.72	(1.24%	)	4,530	1.20%	1.20%	[n]	2.64%
9/30/17	10.19	0.22	(0.09)	0.13	(0.22)	-	(0.22)	10.10	1.41%		3,869	1.21%	1.21%	[n]	2.18%
9/30/16	9.99	0.19	0.29	0.48	(0.23)	(0.05)	(0.28)	10.19	4.94%		2,592	1.23%	1.22%		1.95%
9/30/15	10.16	0.19	(0.17)	0.02	(0.18)	(0.01)	(0.19)	9.99	0.15%		412	1.26%	1.22%		1.84%

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.27	$0.56	$(0.10)	$0.46	$(0.52)	$-	$(0.52)	$9.21	5.45%		$326,836	0.54%	0.54%	[n]	6.31%
9/30/18	9.62	0.58	(0.33)	0.25	(0.60)	-	(0.60)	9.27	2.78%		382,927	0.54%	0.54%	[n]	6.32%
9/30/17	9.29	0.62	0.28	0.90	(0.57)	-	(0.57)	9.62	10.22%		242,645	0.54%	0.54%	[n]	6.63%
9/30/16	8.98	0.62	0.28	0.90	(0.59)	-	(0.59)	9.29	10.86%		220,759	0.57%	0.55%		7.05%
9/30/15	10.16	0.61	(0.86)	(0.25)	(0.69)	(0.24)	(0.93)	8.98	(2.27%	)	106,575	0.58%	0.55%		6.47%
Class R5
9/30/19	$9.31	$0.56	$(0.11)	$0.45	$(0.51)	$-	$(0.51)	$9.25	5.29%		$41,369	0.64%	0.64%	[n]	6.23%
9/30/18	9.66	0.57	(0.33)	0.24	(0.59)	-	(0.59)	9.31	2.65%		43,613	0.64%	0.64%	[n]	6.20%
9/30/17	9.33	0.61	0.28	0.89	(0.56)	-	(0.56)	9.66	10.08%		55,628	0.64%	0.64%	[n]	6.54%
9/30/16	9.02	0.61	0.28	0.89	(0.58)	-	(0.58)	9.33	10.68%		45,867	0.67%	0.65%		6.93%
9/30/15	10.19	0.60	(0.85)	(0.25)	(0.68)	(0.24)	(0.92)	9.02	(2.28%	)	41,616	0.68%	0.65%		6.38%
Service Class
9/30/19	$9.31	$0.55	$(0.11)	$0.44	$(0.50)	$-	$(0.50)	$9.25	5.20%		$49,174	0.74%	0.74%	[n]	6.13%
9/30/18	9.66	0.56	(0.33)	0.23	(0.58)	-	(0.58)	9.31	2.55%		45,296	0.74%	0.74%	[n]	6.11%
9/30/17	9.33	0.60	0.28	0.88	(0.55)	-	(0.55)	9.66	9.93%		49,581	0.74%	0.74%	[n]	6.45%
9/30/16	9.01	0.60	0.29	0.89	(0.57)	-	(0.57)	9.33	10.70%		59,787	0.77%	0.75%		6.83%
9/30/15	10.18	0.59	(0.86)	(0.27)	(0.66)	(0.24)	(0.90)	9.01	(2.40%	)	62,734	0.78%	0.75%		6.27%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	54%	38%	70%	50%	76%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$9.16	$0.53	$(0.10)	$0.43	$(0.49)	$-	$(0.49)	$9.10	5.13%		$25,980	0.84%	0.84%	[n]	6.03%
9/30/18	9.51	0.55	(0.33)	0.22	(0.57)	-	(0.57)	9.16	2.49%		31,250	0.84%	0.84%	[n]	6.01%
9/30/17	9.20	0.58	0.28	0.86	(0.55)	-	(0.55)	9.51	9.79%		32,889	0.84%	0.84%	[n]	6.34%
9/30/16	8.89	0.58	0.29	0.87	(0.56)	-	(0.56)	9.20	10.63%		28,948	0.87%	0.85%		6.74%
9/30/15	10.07	0.57	(0.85)	(0.28)	(0.66)	(0.24)	(0.90)	8.89	(2.58%	)	24,221	0.88%	0.85%		6.18%
Class A
9/30/19	$9.13	$0.51	$(0.10)	$0.41	$(0.47)	$-	$(0.47)	$9.07	4.89%		$31,392	1.09%	1.09%	[n]	5.77%
9/30/18	9.49	0.52	(0.33)	0.19	(0.55)	-	(0.55)	9.13	2.10%		27,393	1.09%	1.09%	[n]	5.76%
9/30/17	9.17	0.56	0.28	0.84	(0.52)	-	(0.52)	9.49	9.63%		29,357	1.09%	1.09%	[n]	6.09%
9/30/16	8.86	0.56	0.29	0.85	(0.54)	-	(0.54)	9.17	10.31%		29,055	1.12%	1.10%		6.49%
9/30/15	10.02	0.55	(0.85)	(0.30)	(0.62)	(0.24)	(0.86)	8.86	(2.78%	)	28,572	1.13%	1.10%		5.93%
Class R4
9/30/19	$9.04	$0.51	$(0.10)	$0.41	$(0.48)	$-	$(0.48)	$8.97	4.97%		$47,055	0.99%	0.99%	[n]	5.88%
9/30/18	9.40	0.53	(0.33)	0.20	(0.56)	-	(0.56)	9.04	2.30%		35,011	0.99%	0.99%	[n]	5.87%
9/30/17	9.11	0.56	0.28	0.84	(0.55)	-	(0.55)	9.40	9.66%		30,611	0.99%	0.99%	[n]	6.18%
9/30/16	8.84	0.57	0.28	0.85	(0.58)	-	(0.58)	9.11	10.44%		18,428	1.02%	1.00%		6.66%
9/30/15	10.02	0.54	(0.83)	(0.29)	(0.65)	(0.24)	(0.89)	8.84	(2.67%	)	2,672	1.03%	1.00%		5.97%
Class R3
9/30/19	$9.23	$0.50	$(0.10)	$0.40	$(0.46)	$-	$(0.46)	$9.17	4.71%		$42,509	1.24%	1.24%	[n]	5.63%
9/30/18	9.60	0.51	(0.33)	0.18	(0.55)	-	(0.55)	9.23	2.04%		44,944	1.24%	1.24%	[n]	5.62%
9/30/17	9.29	0.55	0.29	0.84	(0.53)	-	(0.53)	9.60	9.43%		36,626	1.24%	1.24%	[n]	5.93%
9/30/16	9.01	0.56	0.28	0.84	(0.56)	-	(0.56)	9.29	10.12%		13,928	1.27%	1.25%		6.38%
9/30/15	10.17	0.54	(0.85)	(0.31)	(0.61)	(0.24)	(0.85)	9.01	(2.91%	)	3,423	1.28%	1.25%		5.74%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.86	$0.24	$(0.09	)aa	$0.15	$(0.22)	$(0.72)	$(0.94)	$12.07	1.91%		$31,567	0.76%	0.74%	2.06%
9/30/18	12.53	0.22	1.02		1.24	(0.24)	(0.67)	(0.91)	12.86	10.21%		11,637	0.70%	0.60%	1.79%
9/30/17	11.32	0.21	1.28		1.49	(0.22)	(0.06)	(0.28)	12.53	13.39%		8,270	0.68%	0.60%	1.76%
9/30/16	11.48	0.22	0.84		1.06	(0.29)	(0.93)	(1.22)	11.32	9.96%		967	0.68%	0.60%	1.98%
9/30/15	13.01	0.22	(0.44)		(0.22)	(0.24)	(1.07)	(1.31)	11.48	(1.96%	)	376	0.65%	0.60%	1.77%
Class R5
9/30/19	$12.85	$0.23	$(0.09	)aa	$0.14	$(0.20)	$(0.72)	$(0.92)	$12.07	1.88%		$45,321	0.86%	0.83%	1.94%
9/30/18	12.53	0.21	1.01		1.22	(0.23)	(0.67)	(0.90)	12.85	10.01%		45,211	0.80%	0.70%	1.67%
9/30/17	11.32	0.20	1.28		1.48	(0.21)	(0.06)	(0.27)	12.53	13.27%		49,381	0.78%	0.70%	1.66%
9/30/16	11.48	0.21	0.84		1.05	(0.28)	(0.93)	(1.21)	11.32	9.82%		53,727	0.78%	0.70%	1.87%
9/30/15	13.00	0.21	(0.44)		(0.23)	(0.22)	(1.07)	(1.29)	11.48	(2.03%	)	62,971	0.75%	0.70%	1.70%
Service Class
9/30/19	$13.50	$0.23	$(0.09	)aa	$0.14	$(0.19)	$(0.72)	$(0.91)	$12.73	1.73%		$6,045	0.96%	0.92%	1.84%
9/30/18	13.11	0.21	1.06		1.27	(0.21)	(0.67)	(0.88)	13.50	9.94%		7,243	0.90%	0.80%	1.58%
9/30/17	11.83	0.19	1.34		1.53	(0.19)	(0.06)	(0.25)	13.11	13.11%		6,978	0.88%	0.80%	1.54%
9/30/16	11.94	0.20	0.89		1.09	(0.27)	(0.93)	(1.20)	11.83	9.76%		14,130	0.88%	0.80%	1.87%
9/30/15	13.48	0.20	(0.46)		(0.26)	(0.21)	(1.07)	(1.28)	11.94	(2.18%	)	12,545	0.85%	0.80%	1.60%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	161%	77%	108%	176%	204%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.89	$0.20	$(0.09	)aa	$0.11	$(0.17)	$(0.72)	$(0.89)	$12.11	1.62%		$6,981	1.06%	1.02%	1.73%
9/30/18	12.55	0.18	1.02		1.20	(0.19)	(0.67)	(0.86)	12.89	9.88%		8,129	1.00%	0.90%	1.47%
9/30/17	11.35	0.17	1.28		1.45	(0.19)	(0.06)	(0.25)	12.55	13.01%		9,413	0.98%	0.90%	1.46%
9/30/16	11.51	0.19	0.84		1.03	(0.26)	(0.93)	(1.19)	11.35	9.59%		9,751	0.98%	0.90%	1.68%
9/30/15	13.04	0.19	(0.44)		(0.25)	(0.21)	(1.07)	(1.28)	11.51	(2.23%	)	8,691	0.95%	0.90%	1.51%
Class A
9/30/19	$12.51	$0.17	$(0.08	)aa	$0.09	$(0.14)	$(0.72)	$(0.86)	$11.74	1.44%		$26,981	1.31%	1.27%	1.49%
9/30/18	12.22	0.15	0.98		1.13	(0.17)	(0.67)	(0.84)	12.51	9.48%		30,517	1.25%	1.15%	1.22%
9/30/17	11.05	0.14	1.25		1.39	(0.16)	(0.06)	(0.22)	12.22	12.78%		32,637	1.23%	1.15%	1.21%
9/30/16	11.22	0.15	0.83		0.98	(0.22)	(0.93)	(1.15)	11.05	9.38%		30,781	1.23%	1.15%	1.42%
9/30/15	12.73	0.15	(0.43)		(0.28)	(0.16)	(1.07)	(1.23)	11.22	(2.49%	)	31,375	1.20%	1.15%	1.26%
Class R4
9/30/19	$12.42	$0.18	$(0.08	)aa	$0.10	$(0.16)	$(0.72)	$(0.88)	$11.64	1.52%		$2,853	1.21%	1.17%	1.59%
9/30/18	12.15	0.16	0.97		1.13	(0.19)	(0.67)	(0.86)	12.42	9.58%		3,499	1.15%	1.05%	1.34%
9/30/17	10.99	0.15	1.24		1.39	(0.17)	(0.06)	(0.23)	12.15	12.88%		2,822	1.13%	1.05%	1.32%
9/30/16	11.20	0.16	0.83		0.99	(0.27)	(0.93)	(1.20)	10.99	9.51%		2,373	1.13%	1.05%	1.54%
9/30/15	12.74	0.17	(0.44)		(0.27)	(0.20)	(1.07)	(1.27)	11.20	(2.46%	)	2,010	1.10%	1.05%	1.49%
Class R3
9/30/19	$12.36	$0.15	$(0.08	)aa	$0.07	$(0.14)	$(0.72)	$(0.86)	$11.57	1.27%		$7,236	1.46%	1.42%	1.35%
9/30/18	12.09	0.13	0.97		1.10	(0.16)	(0.67)	(0.83)	12.36	9.32%		8,002	1.40%	1.30%	1.08%
9/30/17	10.95	0.12	1.24		1.36	(0.16)	(0.06)	(0.22)	12.09	12.58%		7,251	1.38%	1.30%	1.08%
9/30/16	11.18	0.14	0.82		0.96	(0.26)	(0.93)	(1.19)	10.95	9.29%		5,002	1.38%	1.30%	1.31%
9/30/15	12.72	0.14	(0.44)		(0.30)	(0.17)	(1.07)	(1.24)	11.18	(2.66%	)	1,734	1.35%	1.30%	1.16%

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$17.06	$0.28	$(0.76)	$(0.48)	$(0.40)	$(2.20)	$(2.60)	$13.98	(1.20%	)	$16,781	0.64%	2.03%
9/30/18	17.67	0.29	1.28	1.57	(0.36)	(1.82)	(2.18)	17.06	9.34%		19,546	0.57%	1.74%
9/30/17	16.05	0.31	2.40	2.71	(0.53)	(0.56)	(1.09)	17.67	17.36%		79,531	0.57%	1.87%
9/30/16	14.75	0.35	1.56	1.91	(0.32)	(0.29)	(0.61)	16.05	13.26%		73,202	0.53%	2.29%
9/30/15	15.75	0.29	(1.00)	(0.71)	(0.29)	-	(0.29)	14.75	(4.64%	)	163,640	0.53%	1.84%
Class R5
9/30/19	$17.09	$0.27	$(0.76)	$(0.49)	$(0.39)	$(2.20)	$(2.59)	$14.01	(1.32%	)	$53,709	0.74%	1.92%
9/30/18	17.69	0.28	1.28	1.56	(0.34)	(1.82)	(2.16)	17.09	9.27%		59,987	0.67%	1.65%
9/30/17	16.06	0.30	2.40	2.70	(0.51)	(0.56)	(1.07)	17.69	17.31%		46,583	0.67%	1.78%
9/30/16	14.76	0.34	1.55	1.89	(0.30)	(0.29)	(0.59)	16.06	13.11%		46,644	0.63%	2.22%
9/30/15	15.76	0.28	(1.01)	(0.73)	(0.27)	-	(0.27)	14.76	(4.74%	)	46,754	0.63%	1.73%
Service Class
9/30/19	$16.95	$0.25	$(0.76)	$(0.51)	$(0.36)	$(2.20)	$(2.56)	$13.88	(1.43%	)	$20,401	0.84%	1.82%
9/30/18	17.57	0.26	1.26	1.52	(0.32)	(1.82)	(2.14)	16.95	9.10%		50,102	0.77%	1.55%
9/30/17	15.95	0.28	2.39	2.67	(0.49)	(0.56)	(1.05)	17.57	17.19%		49,413	0.77%	1.65%
9/30/16	14.66	0.32	1.55	1.87	(0.29)	(0.29)	(0.58)	15.95	13.03%		64,634	0.73%	2.12%
9/30/15	15.66	0.26	(1.00)	(0.74)	(0.26)	-	(0.26)	14.66	(4.84%	)	65,799	0.73%	1.65%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	53%	80%	102%	109%	113%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$17.27	$0.25	$(0.76)	$(0.51)	$(0.36)	$(2.20)	$(2.56)	$14.20	(1.46%	)	$5,731	0.94%	1.72%
9/30/18	17.86	0.25	1.29	1.54	(0.31)	(1.82)	(2.13)	17.27	9.02%		9,147	0.87%	1.46%
9/30/17	16.21	0.27	2.41	2.68	(0.47)	(0.56)	(1.03)	17.86	17.01%		5,970	0.87%	1.57%
9/30/16	14.88	0.31	1.58	1.89	(0.27)	(0.29)	(0.56)	16.21	12.97%		5,801	0.83%	2.00%
9/30/15	15.90	0.25	(1.02)	(0.77)	(0.25)	-	(0.25)	14.88	(4.97%	)	7,460	0.83%	1.55%
Class A
9/30/19	$16.78	$0.20	$(0.74)	$(0.54)	$(0.31)	$(2.20)	$(2.51)	$13.73	(1.75%	)	$6,012	1.19%	1.48%
9/30/18	17.39	0.20	1.25	1.45	(0.24)	(1.82)	(2.06)	16.78	8.74%		8,886	1.12%	1.20%
9/30/17	15.82	0.22	2.36	2.58	(0.45)	(0.56)	(1.01)	17.39	16.74%		9,120	1.12%	1.32%
9/30/16	14.53	0.27	1.53	1.80	(0.22)	(0.29)	(0.51)	15.82	12.65%		10,415	1.08%	1.78%
9/30/15	15.51	0.20	(0.98)	(0.78)	(0.20)	-	(0.20)	14.53	(5.13%	)	8,081	1.08%	1.30%
Class R4
9/30/19	$16.67	$0.22	$(0.75)	$(0.53)	$(0.31)	$(2.20)	$(2.51)	$13.63	(1.65%	)	$4,039	1.09%	1.58%
9/30/18	17.32	0.22	1.24	1.46	(0.29)	(1.82)	(2.11)	16.67	8.84%		6,428	1.02%	1.30%
9/30/17	15.77	0.24	2.36	2.60	(0.49)	(0.56)	(1.05)	17.32	16.94%		10,139	1.02%	1.43%
9/30/16	14.51	0.28	1.53	1.81	(0.26)	(0.29)	(0.55)	15.77	12.75%		4,127	0.98%	1.90%
9/30/15	15.52	0.21	(0.98)	(0.77)	(0.24)	-	(0.24)	14.51	(5.10%	)	2,524	0.98%	1.34%
Class R3
9/30/19	$16.90	$0.18	$(0.74)	$(0.56)	$(0.29)	$(2.20)	$(2.49)	$13.85	(1.85%	)	$4,346	1.34%	1.33%
9/30/18	17.56	0.18	1.25	1.43	(0.27)	(1.82)	(2.09)	16.90	8.53%		4,196	1.27%	1.05%
9/30/17	15.92	0.20	2.38	2.58	(0.38)	(0.56)	(0.94)	17.56	16.62%		3,820	1.27%	1.18%
9/30/16	14.62	0.25	1.54	1.79	(0.20)	(0.29)	(0.49)	15.92	12.49%		648	1.23%	1.66%
9/30/15	15.61	0.19	(1.00)	(0.81)	(0.18)	-	(0.18)	14.62	(5.29%	)	185	1.23%	1.19%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.04	$0.14	$0.30	$0.44	$(0.13)	$(1.28)	$(1.41)	$11.07	5.60%		$24,639	0.73%	1.29%
9/30/18	11.94	0.14	0.89	1.03	(0.14)	(0.79)	(0.93)	12.04	9.11%		24,123	0.71%	1.17%
9/30/17	10.42	0.16	1.81	1.97	(0.15)	(0.30)	(0.45)	11.94	19.50%		8,516	0.71%	1.40%
9/30/16	13.75	0.18	1.43	1.61	(0.22)	(4.72)	(4.94)	10.42	14.34%		739	0.72%	1.68%
9/30/15	14.23	0.14	(0.19)	(0.05)	(0.13)	(0.30)	(0.43)	13.75	(0.36%	)	37	0.65%	0.99%
Class R5
9/30/19	$12.03	$0.13	$0.29	$0.42	$(0.11)	$(1.28)	$(1.39)	$11.06	5.47%		$48,226	0.83%	1.19%
9/30/18	11.93	0.12	0.90	1.02	(0.13)	(0.79)	(0.92)	12.03	9.00%		67,695	0.81%	1.04%
9/30/17	10.41	0.15	1.81	1.96	(0.14)	(0.30)	(0.44)	11.93	19.40%		78,580	0.81%	1.36%
9/30/16	13.73	0.13	1.48	1.61	(0.21)	(4.72)	(4.93)	10.41	14.28%		73,380	0.82%	1.27%
9/30/15	14.22	0.14	(0.21)	(0.07)	(0.12)	(0.30)	(0.42)	13.73	(0.50%	)	69,529	0.76%	0.95%
Service Class
9/30/19	$12.44	$0.12	$0.32	$0.44	$(0.10)	$(1.28)	$(1.38)	$11.50	5.38%		$652	0.93%	1.08%
9/30/18	12.30	0.11	0.93	1.04	(0.11)	(0.79)	(0.90)	12.44	8.94%		738	0.91%	0.95%
9/30/17	10.71	0.15	1.85	2.00	(0.11)	(0.30)	(0.41)	12.30	19.21%		1,133	0.91%	1.28%
9/30/16	13.91	0.12	1.51	1.63	(0.11)	(4.72)	(4.83)	10.71	14.21%		1,979	0.92%	0.98%
9/30/15	14.40	0.13	(0.21)	(0.08)	(0.11)	(0.30)	(0.41)	13.91	(0.57%	)	6,517	0.86%	0.88%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	55%	64%	35%	38%	54%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.01	$0.10	$0.31	$0.41	$(0.09)	$(1.28)	$(1.37)	$11.05	5.30%		$24,458	1.03%	0.98%
9/30/18	11.91	0.10	0.89	0.99	(0.10)	(0.79)	(0.89)	12.01	8.79%		28,295	1.01%	0.84%
9/30/17	10.40	0.13	1.80	1.93	(0.12)	(0.30)	(0.42)	11.91	19.07%		30,996	1.01%	1.17%
9/30/16	13.71	0.11	1.48	1.59	(0.18)	(4.72)	(4.90)	10.40	14.11%		29,371	1.02%	1.05%
9/30/15	14.19	0.11	(0.20)	(0.09)	(0.09)	(0.30)	(0.39)	13.71	(0.63%	)	31,644	0.96%	0.77%
Class A
9/30/19	$11.83	$0.08	$0.29	$0.37	$(0.06)	$(1.28)	$(1.34)	$10.86	5.01%		$12,843	1.28%	0.74%
9/30/18	11.75	0.07	0.88	0.95	(0.08)	(0.79)	(0.87)	11.83	8.49%		14,495	1.26%	0.60%
9/30/17	10.26	0.10	1.79	1.89	(0.10)	(0.30)	(0.40)	11.75	18.88%		13,096	1.26%	0.90%
9/30/16	13.58	0.09	1.45	1.54	(0.14)	(4.72)	(4.86)	10.26	13.78%		11,877	1.27%	0.82%
9/30/15	14.07	0.07	(0.20)	(0.13)	(0.06)	(0.30)	(0.36)	13.58	(0.96%	)	12,906	1.21%	0.52%
Class R4
9/30/19	$11.75	$0.09	$0.29	$0.38	$(0.08)	$(1.28)	$(1.36)	$10.77	5.08%		$6,379	1.18%	0.83%
9/30/18	11.67	0.08	0.87	0.95	(0.08)	(0.79)	(0.87)	11.75	8.63%		6,394	1.16%	0.70%
9/30/17	10.22	0.11	1.78	1.89	(0.14)	(0.30)	(0.44)	11.67	19.02%		5,268	1.16%	0.99%
9/30/16	13.57	0.15	1.40	1.55	(0.18)	(4.72)	(4.90)	10.22	13.88%		3,421	1.17%	1.45%
9/30/15	14.07	0.09	(0.21)	(0.12)	(0.08)	(0.30)	(0.38)	13.57	(0.85%	)	105	1.11%	0.63%
Class R3
9/30/19	$11.85	$0.06	$0.30	$0.36	$(0.05)	$(1.28)	$(1.33)	$10.88	4.87%		$1,239	1.43%	0.61%
9/30/18	11.76	0.05	0.88	0.93	(0.05)	(0.79)	(0.84)	11.85	8.34%		1,813	1.41%	0.45%
9/30/17	10.30	0.08	1.79	1.87	(0.11)	(0.30)	(0.41)	11.76	18.69%		1,144	1.41%	0.74%
9/30/16	13.66	0.07	1.46	1.53	(0.17)	(4.72)	(4.89)	10.30	13.60%		802	1.42%	0.70%
9/30/15	14.15	0.05	(0.20)	(0.15)	(0.04)	(0.30)	(0.34)	13.66	(1.07%	)	140	1.36%	0.38%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.37	$0.10	$(0.47)	$(0.37)	$(0.15)	$(2.85)	$(3.00)	$11.00	0.99%	$28,367	0.55%	0.89%
9/30/18	13.13	0.10	2.81	2.91	(0.12)	(1.55)	(1.67)	14.37	23.95%	30,279	0.52%	0.78%
9/30/17	11.69	0.13	2.30	2.43	(0.17)	(0.82)	(0.99)	13.13	22.32%	113,313	0.53%	1.09%
9/30/16	11.37	0.14	1.17	1.31	(0.14)	(0.85)	(0.99)	11.69	11.94%	107,336	0.51%	1.22%
9/30/15	12.87	0.15	0.04	0.19	(0.14)	(1.55)	(1.69)	11.37	1.30%	184,981	0.50%	1.21%
Class R5
9/30/19	$14.37	$0.09	$(0.48)	$(0.39)	$(0.13)	$(2.85)	$(2.98)	$11.00	0.85%	$100,651	0.65%	0.79%
9/30/18	13.14	0.09	2.80	2.89	(0.11)	(1.55)	(1.66)	14.37	23.72%	112,178	0.62%	0.69%
9/30/17	11.69	0.12	2.31	2.43	(0.16)	(0.82)	(0.98)	13.14	22.27%	87,103	0.63%	1.00%
9/30/16	11.38	0.13	1.16	1.29	(0.13)	(0.85)	(0.98)	11.69	11.70%	76,893	0.61%	1.12%
9/30/15	12.88	0.14	0.04	0.18	(0.13)	(1.55)	(1.68)	11.38	1.29%	85,630	0.60%	1.12%
Service Class
9/30/19	$14.40	$0.08	$(0.47)	$(0.39)	$(0.12)	$(2.85)	$(2.97)	$11.04	0.79%	$31,895	0.75%	0.71%
9/30/18	13.17	0.08	2.80	2.88	(0.10)	(1.55)	(1.65)	14.40	23.54%	74,294	0.72%	0.59%
9/30/17	11.71	0.11	2.31	2.42	(0.14)	(0.82)	(0.96)	13.17	22.15%	73,755	0.73%	0.89%
9/30/16	11.40	0.12	1.16	1.28	(0.12)	(0.85)	(0.97)	11.71	11.58%	80,551	0.71%	1.02%
9/30/15	12.90	0.12	0.05	0.17	(0.12)	(1.55)	(1.67)	11.40	1.19%	87,882	0.70%	1.02%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	49%	73%	105%	124%	138%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$14.55	$0.07	$(0.47)	$(0.40)	$(0.11)	$(2.85)	$(2.96)	$11.19	0.66%	$37,316	0.85%	0.60%
9/30/18	13.28	0.07	2.83	2.90	(0.08)	(1.55)	(1.63)	14.55	23.51%	42,622	0.82%	0.49%
9/30/17	11.81	0.09	2.34	2.43	(0.14)	(0.82)	(0.96)	13.28	21.95%	41,678	0.83%	0.78%
9/30/16	11.48	0.10	1.19	1.29	(0.11)	(0.85)	(0.96)	11.81	11.57%	38,399	0.81%	0.91%
9/30/15	12.98	0.11	0.04	0.15	(0.10)	(1.55)	(1.65)	11.48	1.08%	33,634	0.80%	0.91%
Class A
9/30/19	$14.15	$0.04	$(0.47)	$(0.43)	$(0.07)	$(2.85)	$(2.92)	$10.80	0.42%	$29,210	1.10%	0.35%
9/30/18	12.95	0.03	2.77	2.80	(0.05)	(1.55)	(1.60)	14.15	23.22%	39,399	1.07%	0.24%
9/30/17	11.53	0.07	2.28	2.35	(0.11)	(0.82)	(0.93)	12.95	21.73%	36,625	1.08%	0.55%
9/30/16	11.23	0.07	1.15	1.22	(0.07)	(0.85)	(0.92)	11.53	11.23%	38,743	1.06%	0.67%
9/30/15	12.74	0.08	0.04	0.12	(0.08)	(1.55)	(1.63)	11.23	0.78%	38,035	1.05%	0.66%
Class R4
9/30/19	$14.05	$0.05	$(0.46)	$(0.41)	$(0.09)	$(2.85)	$(2.94)	$10.70	0.59%	$24,049	1.00%	0.45%
9/30/18	12.89	0.04	2.74	2.78	(0.07)	(1.55)	(1.62)	14.05	23.26%	31,265	0.97%	0.34%
9/30/17	11.50	0.07	2.27	2.34	(0.13)	(0.82)	(0.95)	12.89	21.80%	26,809	0.98%	0.61%
9/30/16	11.23	0.08	1.16	1.24	(0.12)	(0.85)	(0.97)	11.50	11.38%	14,016	0.96%	0.75%
9/30/15	12.74	0.09	0.05	0.14	(0.10)	(1.55)	(1.65)	11.23	0.94%	6,003	0.95%	0.78%
Class R3
9/30/19	$14.02	$0.02	$(0.47)	$(0.45)	$(0.06)	$(2.85)	$(2.91)	$10.66	0.23%	$6,015	1.25%	0.20%
9/30/18	12.86	0.01	2.74	2.75	(0.04)	(1.55)	(1.59)	14.02	23.01%	7,119	1.22%	0.10%
9/30/17	11.45	0.04	2.27	2.31	(0.08)	(0.82)	(0.90)	12.86	21.52%	4,310	1.23%	0.38%
9/30/16	11.21	0.06	1.14	1.20	(0.11)	(0.85)	(0.96)	11.45	11.01%	3,159	1.21%	0.55%
9/30/15	12.73	0.06	0.04	0.10	(0.07)	(1.55)	(1.62)	11.21	0.66%	3,637	1.20%	0.51%

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$16.47	$0.11	$(1.43)	$(1.32)	$(0.07)	$(1.36)	$(1.43)	$13.72	(7.01%	)	$35,326		0.70%	0.82%
9/30/18	16.41	0.11	1.96	2.07	(0.07)	(1.94)	(2.01)	16.47	13.93%		40,439		0.69%	0.73%
9/30/17	13.81	0.11	3.01	3.12	(0.18)	(0.34)	(0.52)	16.41	23.05%		15,105		0.70%	0.75%
9/30/16	13.84	0.17	1.31	1.48	(0.12)	(1.39)	(1.51)	13.81	11.60%		3,642		0.71%	1.33%
9/30/15	15.78	0.13	0.44	0.57	(0.17)	(2.34)	(2.51)	13.84	2.63%		0	[f]	0.68%	0.84%
Class R5
9/30/19	$16.44	$0.10	$(1.43)	$(1.33)	$(0.06)	$(1.36)	$(1.42)	$13.69	(7.14%	)	$61,826		0.80%	0.71%
9/30/18	16.38	0.10	1.96	2.06	(0.06)	(1.94)	(2.00)	16.44	13.82%		77,025		0.79%	0.62%
9/30/17	13.78	0.10	3.00	3.10	(0.16)	(0.34)	(0.50)	16.38	22.99%		64,889		0.80%	0.63%
9/30/16	13.82	0.15	1.30	1.45	(0.10)	(1.39)	(1.49)	13.78	11.40%		61,310		0.81%	1.16%
9/30/15	15.77	0.13	0.41	0.54	(0.15)	(2.34)	(2.49)	13.82	2.44%		58,840		0.79%	0.82%
Service Class
9/30/19	$16.39	$0.08	$(1.41)	$(1.33)	$(0.04)	$(1.36)	$(1.40)	$13.66	(7.16%	)	$17,073		0.90%	0.61%
9/30/18	16.34	0.08	1.95	2.03	(0.04)	(1.94)	(1.98)	16.39	13.68%		18,192		0.89%	0.52%
9/30/17	13.75	0.08	3.00	3.08	(0.15)	(0.34)	(0.49)	16.34	22.87%		14,726		0.90%	0.54%
9/30/16	13.81	0.14	1.29	1.43	(0.10)	(1.39)	(1.49)	13.75	11.23%		13,313		0.91%	1.08%
9/30/15	15.76	0.11	0.43	0.54	(0.15)	(2.34)	(2.49)	13.81	2.41%		6,927		0.89%	0.73%

	Year ended September 30
	2019	2108	2017	2016	2015
Portfolio turnover rate	34%	57%	62%	57%	52%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$16.29	$0.07		$(1.41)	$(1.34)	$(0.02)	$(1.36)	$(1.38)	$13.57	(7.28%	)	$20,377	1.00%	0.51%
9/30/18	16.25	0.07		1.94	2.01	(0.03)	(1.94)	(1.97)	16.29	13.59%		26,503	0.99%	0.42%
9/30/17	13.68	0.07		2.98	3.05	(0.14)	(0.34)	(0.48)	16.25	22.75%		23,967	1.00%	0.44%
9/30/16	13.72	0.12		1.29	1.41	(0.06)	(1.39)	(1.45)	13.68	11.17%		17,641	1.01%	0.94%
9/30/15	15.68	0.10		0.41	0.51	(0.13)	(2.34)	(2.47)	13.72	2.25%		18,171	0.99%	0.64%
Class A
9/30/19	$15.92	$0.03		$(1.38)	$(1.35)	$-	$(1.36)	$(1.36)	$13.21	(7.54%	)	$50,524	1.25%	0.26%
9/30/18	15.93	0.03		1.90	1.93	-	(1.94)	(1.94)	15.92	13.34%		69,157	1.24%	0.17%
9/30/17	13.42	0.03		2.92	2.95	(0.10)	(0.34)	(0.44)	15.93	22.42%		73,462	1.25%	0.19%
9/30/16	13.49	0.09		1.26	1.35	(0.03)	(1.39)	(1.42)	13.42	10.88%		69,495	1.26%	0.70%
9/30/15	15.43	0.06		0.42	0.48	(0.08)	(2.34)	(2.42)	13.49	2.04%		66,359	1.24%	0.38%
Class R4
9/30/19	$15.81	$0.05		$(1.38)	$(1.33)	$(0.00)[d]	$(1.36)	$(1.36)	$13.12	(7.43%	)	$10,591	1.15%	0.36%
9/30/18	15.83	0.04		1.89	1.93	(0.01)	(1.94)	(1.95)	15.81	13.42%		11,773	1.14%	0.26%
9/30/17	13.36	0.04		2.91	2.95	(0.14)	(0.34)	(0.48)	15.83	22.50%		9,717	1.15%	0.29%
9/30/16	13.48	0.10		1.27	1.37	(0.10)	(1.39)	(1.49)	13.36	11.06%		4,467	1.16%	0.75%
9/30/15	15.44	0.12		0.38	0.50	(0.12)	(2.34)	(2.46)	13.48	2.17%		571	1.14%	0.84%
Class R3
9/30/19	$15.71	$0.01		$(1.36)	$(1.35)	$-	$(1.36)	$(1.36)	$13.00	(7.66%	)	$8,551	1.40%	0.11%
9/30/18	15.77	0.00	[d]	1.88	1.88	-	(1.94)	(1.94)	15.71	13.14%		10,564	1.39%	0.02%
9/30/17	13.32	0.01		2.89	2.90	(0.11)	(0.34)	(0.45)	15.77	22.19%		9,008	1.40%	0.04%
9/30/16	13.46	0.07		1.25	1.32	(0.07)	(1.39)	(1.46)	13.32	10.72%		5,524	1.41%	0.51%
9/30/15	15.42	0.07		0.40	0.47	(0.09)	(2.34)	(2.43)	13.46	1.97%		1,245	1.39%	0.45%

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/19	$16.08	$0.10	$(0.83)	$(0.73)	$(0.11)	$(2.89)	$(3.00)	$12.35	(1.93%	)	$70,159	0.84%	0.79%
9/30/18	16.46	0.13	1.52	1.65	(0.16)	(1.87)	(2.03)	16.08	10.39%		50,503	0.86%	0.79%
9/30/17	13.47	0.12	3.43	3.55	(0.18)	(0.38)	(0.56)	16.46	27.53%		34,308	0.86%	0.78%
9/30/16	13.94	0.11	0.66	0.77	(0.14)	(1.10)	(1.24)	13.47	5.50%		16,576	0.85%	0.85%
9/30/15	15.11	0.18	(0.46)	(0.28)	(0.19)	(0.70)	(0.89)	13.94	(1.92%	)	1,044	0.84%	1.16%
Class R5
9/30/19	$16.09	$0.08	$(0.83)	$(0.75)	$(0.09)	$(2.89)	$(2.98)	$12.36	(2.07%	)	$98,379	0.94%	0.66%
9/30/18	16.47	0.11	1.53	1.64	(0.15)	(1.87)	(2.02)	16.09	10.28%		101,536	0.96%	0.65%
9/30/17	13.46	0.08	3.48	3.56	(0.17)	(0.38)	(0.55)	16.47	27.55%		120,521	0.96%	0.54%
9/30/16	13.93	0.12	0.63	0.75	(0.12)	(1.10)	(1.22)	13.46	5.37%		125,171	0.95%	0.89%
9/30/15	15.11	0.15	(0.46)	(0.31)	(0.17)	(0.70)	(0.87)	13.93	(2.07%	)	166,316	0.94%	0.99%
Service Class
9/30/19	$15.94	$0.06	$(0.82)	$(0.76)	$(0.06)	$(2.89)	$(2.95)	$12.23	(2.23%	)	$6,361	1.04%	0.43%
9/30/18	16.33	0.10	1.51	1.61	(0.13)	(1.87)	(2.00)	15.94	10.17%		16,104	1.06%	0.60%
9/30/17	13.35	0.07	3.44	3.51	(0.15)	(0.38)	(0.53)	16.33	27.37%		19,086	1.06%	0.46%
9/30/16	13.83	0.11	0.62	0.73	(0.11)	(1.10)	(1.21)	13.35	5.28%		28,699	1.05%	0.87%
9/30/15	15.01	0.14	(0.46)	(0.32)	(0.16)	(0.70)	(0.86)	13.83	(2.15%	)	30,582	1.04%	0.95%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	32%	42%	30%	25%	32%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$16.06	$0.06	$(0.83)	$(0.77)	$(0.06)	$(2.89)	$(2.95)	$12.34	(2.30%	)	$77,097	1.14%	0.45%
9/30/18	16.44	0.07	1.53	1.60	(0.11)	(1.87)	(1.98)	16.06	10.07%		90,239	1.16%	0.46%
9/30/17	13.44	0.05	3.47	3.52	(0.14)	(0.38)	(0.52)	16.44	27.24%		103,200	1.16%	0.36%
9/30/16	13.91	0.09	0.63	0.72	(0.09)	(1.10)	(1.19)	13.44	5.15%		99,085	1.15%	0.68%
9/30/15	15.08	0.12	(0.45)	(0.33)	(0.14)	(0.70)	(0.84)	13.91	(2.23%	)	120,753	1.14%	0.79%
Class A
9/30/19	$15.87	$0.03	$(0.82)	$(0.79)	$(0.02)	$(2.89)	$(2.91)	$12.17	(2.48%	)	$24,676	1.39%	0.20%
9/30/18	16.27	0.03	1.51	1.54	(0.07)	(1.87)	(1.94)	15.87	9.74%		31,725	1.41%	0.21%
9/30/17	13.29	0.02	3.44	3.46	(0.10)	(0.38)	(0.48)	16.27	26.99%		30,769	1.41%	0.12%
9/30/16	13.77	0.06	0.61	0.67	(0.05)	(1.10)	(1.15)	13.29	4.85%		32,200	1.40%	0.44%
9/30/15	14.92	0.08	(0.44)	(0.36)	(0.09)	(0.70)	(0.79)	13.77	(2.44%	)	40,690	1.39%	0.54%
Class R4
9/30/19	$15.71	$0.04	$(0.82)	$(0.78)	$(0.06)	$(2.89)	$(2.95)	$11.98	(2.45%	)	$7,531	1.29%	0.32%
9/30/18	16.13	0.04	1.51	1.55	(0.10)	(1.87)	(1.97)	15.71	9.90%		7,790	1.31%	0.27%
9/30/17	13.21	0.03	3.41	3.44	(0.14)	(0.38)	(0.52)	16.13	27.05%		5,560	1.31%	0.20%
9/30/16	13.74	0.09	0.61	0.70	(0.13)	(1.10)	(1.23)	13.21	5.05%		4,322	1.30%	0.73%
9/30/15	14.93	0.12	(0.48)	(0.36)	(0.13)	(0.70)	(0.83)	13.74	(2.44%	)	729	1.29%	0.79%
Class R3
9/30/19	$15.80	$0.01	$(0.82)	$(0.81)	$-	$(2.89)	$(2.89)	$12.10	(2.69%	)	$10,226	1.54%	0.06%
9/30/18	16.21	0.01	1.51	1.52	(0.06)	(1.87)	(1.93)	15.80	9.64%		11,029	1.56%	0.06%
9/30/17	13.27	(0.00)[d]	3.42	3.42	(0.10)	(0.38)	(0.48)	16.21	26.73%		10,696	1.56%	(0.03%	)
9/30/16	13.79	0.05	0.61	0.66	(0.08)	(1.10)	(1.18)	13.27	4.78%		8,702	1.55%	0.42%
9/30/15	14.97	0.05	(0.43)	(0.38)	(0.10)	(0.70)	(0.80)	13.79	(2.63%	)	2,905	1.54%	0.36%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.99	$0.09	$(0.49)	$(0.40)	$(0.12)	$(0.46)	$(0.58)	$12.01	(2.49%	)	$149,979	0.93%	0.92%	0.81%
9/30/18	13.44	0.14	(0.42)	(0.28)	(0.17)	-	(0.17)	12.99	(2.14%	)	293,575	0.96%	0.94%	1.01%
9/30/17	11.97	0.18	1.61	1.79	(0.15)	(0.17)	(0.32)	13.44	15.60%		246,510	0.96%	0.94%	1.46%
9/30/16	11.55	0.15	0.85	1.00	(0.14)	(0.44)	(0.58)	11.97	8.86%		195,019	0.95%	0.94%	1.30%
9/30/15	14.39	0.18	(0.60)	(0.42)	(0.18)	(2.24)	(2.42)	11.55	(3.02%	)	169,842	0.96%	N/A	1.42%
Class R5
9/30/19	$12.98	$0.10	$(0.51)	$(0.41)	$(0.11)	$(0.46)	$(0.57)	$12.00	(2.63%	)	$94,827	1.03%	1.02%	0.89%
9/30/18	13.44	0.12	(0.42)	(0.30)	(0.16)	-	(0.16)	12.98	(2.32%	)	147,654	1.06%	1.04%	0.85%
9/30/17	11.97	0.17	1.61	1.78	(0.14)	(0.17)	(0.31)	13.44	15.47%		195,316	1.06%	1.04%	1.38%
9/30/16	11.54	0.14	0.85	0.99	(0.12)	(0.44)	(0.56)	11.97	8.83%		221,320	1.05%	1.04%	1.18%
9/30/15	14.38	0.13	(0.57)	(0.44)	(0.16)	(2.24)	(2.40)	11.54	(3.17%	)	251,687	1.06%	N/A	1.05%
Service Class
9/30/19	$12.94	$0.07	$(0.49)	$(0.42)	$(0.09)	$(0.46)	$(0.55)	$11.97	(2.74%	)	$9,393	1.13%	1.12%	0.60%
9/30/18	13.39	0.11	(0.41)	(0.30)	(0.15)	-	(0.15)	12.94	(2.33%	)	23,069	1.16%	1.14%	0.79%
9/30/17	11.93	0.15	1.61	1.76	(0.13)	(0.17)	(0.30)	13.39	15.33%		21,422	1.16%	1.14%	1.25%
9/30/16	11.51	0.13	0.84	0.97	(0.11)	(0.44)	(0.55)	11.93	8.66%		22,510	1.15%	1.14%	1.09%
9/30/15	14.34	0.13	(0.57)	(0.44)	(0.15)	(2.24)	(2.39)	11.51	(3.20%	)	21,741	1.16%	N/A	1.03%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	52%	70%	44%	36%	45%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.87	$0.08	$(0.51)	$(0.43)	$(0.07)	$(0.46)	$(0.53)	$11.91	(2.77%	)	$5,465	1.23%	1.22%	0.65%
9/30/18	13.32	0.08	(0.40)	(0.32)	(0.13)	-	(0.13)	12.87	(2.49%	)	11,908	1.26%	1.24%	0.58%
9/30/17	11.87	0.15	1.58	1.73	(0.11)	(0.17)	(0.28)	13.32	15.19%		17,968	1.26%	1.24%	1.22%
9/30/16	11.45	0.11	0.85	0.96	(0.10)	(0.44)	(0.54)	11.87	8.59%		18,407	1.25%	1.24%	0.97%
9/30/15	14.27	0.12	(0.56)	(0.44)	(0.14)	(2.24)	(2.38)	11.45	(3.28%	)	19,307	1.26%	N/A	0.96%
Class A
9/30/19	$12.49	$0.05	$(0.50)	$(0.45)	$(0.04)	$(0.46)	$(0.50)	$11.54	(3.09%	)	$22,004	1.48%	1.47%	0.46%
9/30/18	12.93	0.05	(0.39)	(0.34)	(0.10)	-	(0.10)	12.49	(2.70%	)	30,719	1.51%	1.49%	0.41%
9/30/17	11.52	0.10	1.56	1.66	(0.08)	(0.17)	(0.25)	12.93	14.95%		39,746	1.51%	1.49%	0.90%
9/30/16	11.12	0.08	0.83	0.91	(0.07)	(0.44)	(0.51)	11.52	8.34%		42,907	1.50%	1.49%	0.72%
9/30/15	13.94	0.08	(0.56)	(0.48)	(0.10)	(2.24)	(2.34)	11.12	(3.54%	)	47,166	1.51%	N/A	0.65%
Class R4
9/30/19	$12.38	$0.05	$(0.48)	$(0.43)	$(0.06)	$(0.46)	$(0.52)	$11.43	(2.95%	)	$4,895	1.38%	1.37%	0.48%
9/30/18	12.84	0.07	(0.40)	(0.33)	(0.13)	-	(0.13)	12.38	(2.63%	)	10,673	1.41%	1.39%	0.54%
9/30/17	11.47	0.13	1.53	1.66	(0.12)	(0.17)	(0.29)	12.84	15.10%		10,932	1.41%	1.39%	1.10%
9/30/16	11.11	0.14	0.77	0.91	(0.11)	(0.44)	(0.55)	11.47	8.42%		3,648	1.40%	1.39%	1.28%
9/30/15	13.94	0.09	(0.55)	(0.46)	(0.13)	(2.24)	(2.37)	11.11	(3.46%	)	349	1.41%	N/A	0.73%
Class R3
9/30/19	$12.34	$0.02	$(0.48)	$(0.46)	$(0.04)	$(0.46)	$(0.50)	$11.38	(3.24%	)	$5,415	1.63%	1.62%	0.21%
9/30/18	12.79	0.03	(0.39)	(0.36)	(0.09)	-	(0.09)	12.34	(2.88%	)	9,024	1.66%	1.64%	0.25%
9/30/17	11.43	0.09	1.54	1.63	(0.10)	(0.17)	(0.27)	12.79	14.77%		9,045	1.66%	1.64%	0.77%
9/30/16	11.09	0.09	0.80	0.89	(0.11)	(0.44)	(0.55)	11.43	8.24%		3,618	1.65%	1.64%	0.82%
9/30/15	13.93	0.05	(0.54)	(0.49)	(0.11)	(2.24)	(2.35)	11.09	(3.76%	)	524	1.66%	N/A	0.41%

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.75	$0.07	$0.28	$0.35	$(0.08)	$(0.08)	$13.02	2.85%		$141,988	1.21%	1.10%	0.55%
9/30/18	12.88	0.08	(0.04)	0.04	(0.17)	(0.17)	12.75	0.31%		216,085	1.27%	1.05%	0.62%
9/30/17	10.79	0.07	2.14	2.21	(0.12)	(0.12)	12.88	20.85%		236,991	1.28%	1.05%	0.65%
9/30/16	9.19	0.07	1.61	1.68	(0.08)	(0.08)	10.79	18.36%		204,626	1.31%	1.05%	0.69%
9/30/15	12.11	0.09	(2.87)	(2.78)	(0.14)	(0.14)	9.19	(23.13%	)	127,823	1.37%	1.05%	0.77%
Class R5
9/30/19	$12.92	$0.06	$0.29	$0.35	$(0.07)	$(0.07)	$13.20	2.78%		$4,295	1.31%	1.22%	0.45%
9/30/18	13.05	0.07	(0.04)	0.03	(0.16)	(0.16)	12.92	0.21%		4,047	1.37%	1.15%	0.53%
9/30/17	10.94	0.06	2.16	2.22	(0.11)	(0.11)	13.05	20.59%		3,887	1.38%	1.15%	0.54%
9/30/16	9.30	0.04	1.65	1.69	(0.05)	(0.05)	10.94	18.22%		3,148	1.41%	1.15%	0.38%
9/30/15	12.24	0.08	(2.89)	(2.81)	(0.13)	(0.13)	9.30	(23.20%	)	7,389	1.47%	1.15%	0.67%
Service Class
9/30/19	$12.73	$0.05	$0.29	$0.34	$(0.02)	$(0.02)	$13.05	2.71%		$419	1.41%	1.31%	0.42%
9/30/18	12.85	0.05	(0.03)	0.02	(0.14)	(0.14)	12.73	0.10%		230	1.47%	1.25%	0.41%
9/30/17	10.78	(0.02)	2.19	2.17	(0.10)	(0.10)	12.85	20.41%		434	1.48%	1.25%	(0.20%	)
9/30/16	9.17	0.04	1.63	1.67	(0.06)	(0.06)	10.78	18.27%		8,238	1.51%	1.25%	0.43%
9/30/15	12.09	0.07	(2.87)	(2.80)	(0.12)	(0.12)	9.17	(23.23%	)	7,015	1.57%	1.25%	0.63%

	Year ended September 30
	2019	2018	2017	2016	2015
Portfolio turnover rate	32%	38%	51%	33%	40%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/19	$12.78	$0.03	$0.30	$0.33	$(0.03)	$(0.03)	$13.08	2.61%		$927	1.51%	1.41%	0.24%
9/30/18	12.91	0.04	(0.03)	0.01	(0.14)	(0.14)	12.78	0.02%		879	1.57%	1.35%	0.33%
9/30/17	10.84	0.05	2.13	2.18	(0.11)	(0.11)	12.91	20.35%		1,565	1.58%	1.35%	0.41%
9/30/16	9.23	0.04	1.62	1.66	(0.05)	(0.05)	10.84	18.02%		677	1.61%	1.35%	0.42%
9/30/15	12.15	0.06	(2.88)	(2.82)	(0.10)	(0.10)	9.23	(23.32%	)	431	1.67%	1.35%	0.54%
Class A
9/30/19	$12.73	$0.01	$0.28	$0.29	$(0.04)	$(0.04)	$12.98	2.32%		$885	1.76%	1.68%	0.09%
9/30/18	12.88	0.04	(0.07)	(0.03)	(0.12)	(0.12)	12.73	(0.23%	)	386	1.82%	1.60%	0.30%
9/30/17	10.74	0.02	2.14	2.16	(0.02)	(0.02)	12.88	20.18%		118	1.83%	1.60%	0.14%
9/30/16	9.13	0.01	1.60	1.61	(0.00)[d]	(0.00)[d]	10.74	17.68%		95	1.86%	1.60%	0.11%
9/30/15	12.04	0.00 [d]	(2.81)	(2.81)	(0.10)	(0.10)	9.13	(23.47%	)	190	1.92%	1.60%	0.02%
Class R4
9/30/19	$12.63	$0.01	$0.29	$0.30	$(0.03)	$(0.03)	$12.90	2.38%		$1,337	1.66%	1.57%	0.05%
9/30/18	12.76	0.03	(0.04)	(0.01)	(0.12)	(0.12)	12.63	(0.10%	)	1,295	1.72%	1.50%	0.22%
9/30/17	10.72	0.03	2.11	2.14	(0.10)	(0.10)	12.76	20.23%		1,019	1.73%	1.50%	0.24%
9/30/16	9.14	0.02	1.61	1.63	(0.05)	(0.05)	10.72	17.87%		599	1.76%	1.50%	0.23%
9/30/15	12.05	0.03	(2.84)	(2.81)	(0.10)	(0.10)	9.14	(23.45%	)	112	1.82%	1.50%	0.27%
Class R3
9/30/19	$12.60	$(0.02)	$0.29	$0.27	$-	$-	$12.87	2.14%		$750	1.91%	1.81%	(0.15%	)
9/30/18	12.73	(0.01)	(0.04)	(0.05)	(0.08)	(0.08)	12.60	(0.39%	)	761	1.97%	1.75%	(0.09%	)
9/30/17	10.70	(0.01)	2.12	2.11	(0.08)	(0.08)	12.73	19.88%		821	1.98%	1.75%	(0.07%	)
9/30/16	9.12	0.00 [d]	1.61	1.61	(0.03)	(0.03)	10.70	17.66%		642	2.01%	1.75%	0.04%
9/30/15	12.03	0.03	(2.86)	(2.83)	(0.08)	(0.08)	9.12	(23.57%	)	184	2.07%	1.75%	0.24%

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)
MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission (“SEC”), the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

Notes to Financial Statements (Continued)

The following is a summary of the previously disclosed amounts, as reported at September 30, 2018:

	U.S. Government Money Market Fund	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	High Yield Fund	Balanced Fund
Distributions to shareholders
From net investment income:
Class I	$-	$(7,691,067)	$(2,927,040)	$(16,298,876)	$(843,981)	$(15,260,676)	$(150,517)
Class R5	(4,036,266)	(3,581,314)	(1,630,948)	(10,042,498)	(2,762,770)	(3,402,827)	(825,274)
Service Class	-	(1,800,199)	(1,365,911)	(2,847,221)	(455,302)	(2,834,872)	(112,228)
Administrative Class	-	(675,313)	(362,670)	(1,969,162)	(738,553)	(1,983,745)	(142,305)
Class A	-	(1,139,950)	(495,760)	(2,716,702)	(874,975)	(1,668,415)	(418,692)
Class R4	-	(295,883)	(157,975)	(452,049)	(142,412)	(1,876,196)	(46,983)
Class R3	-	(127,705)	(112,214)	(12,415)	(101,773)	(2,304,959)	(95,231)

Total distributions from net investment income	(4,036,266)	(15,311,431)	(7,052,518)	(34,338,923)	(5,919,766)	(29,331,690)	(1,791,230)

From net realized gains:
Class I	-	-	-	-	-	-	(419,886)
Class R5	(15,250)	-	-	-	-	-	(2,441,906)
Service Class	-	-	-	-	-	-	(363,420)
Administrative Class	-	-	-	-	-	-	(489,679)
Class A	-	-	-	-	-	-	(1,685,763)
Class R4	-	-	-	-	-	-	(165,644)
Class R3	-	-	-	-	-	-	(408,357)

Total distributions from net realized gains	(15,250)	-	-	-	-	-	(5,974,655)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(104,879)	$13,817,391	$7,520,348	$30,094,743	$5,283,381	$21,882,233	$1,419,307

	Disciplined Value Fund	Main Street Fund	Disciplined Growth Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund
Distributions to shareholders
From net investment income:
Class I	$(1,604,136)	$(121,371)	$(1,067,533)	$(80,448)	$(371,046)	$(3,222,891)	$(3,266,714)
Class R5	(858,883)	(792,770)	(749,015)	(217,215)	(973,977)	(2,165,164)	(48,833)
Service Class	(884,855)	(10,364)	(553,563)	(37,295)	(148,279)	(228,348)	(4,633)
Administrative Class	(104,018)	(274,091)	(250,708)	(36,981)	(697,807)	(161,875)	(15,720)
Class A	(119,815)	(86,861)	(132,436)	-	(127,246)	(277,389)	(1,765)
Class R4	(157,778)	(36,158)	(154,197)	(4,317)	(34,562)	(124,071)	(9,767)
Class R3	(58,916)	(4,833)	(15,204)	-	(38,175)	(57,228)	(5,088)

Total distributions from net investment income	(3,788,401)	(1,326,448)	(2,922,656)	(376,256)	(2,391,092)	(6,236,966)	(3,352,520)

From net realized gains:
Class I	(8,075,905)	(698,041)	(12,964,775)	(2,130,989)	(4,234,464)	-	-
Class R5	(4,566,582)	(5,009,325)	(10,132,474)	(7,472,114)	(12,439,902)	-	-
Service Class	(4,962,387)	(72,606)	(8,469,423)	(1,770,371)	(2,169,952)	-	-
Administrative Class	(612,898)	(2,130,007)	(4,565,652)	(2,825,371)	(11,456,262)	-	-
Class A	(891,635)	(909,629)	(4,168,816)	(8,525,904)	(3,406,608)	-	-
Class R4	(982,879)	(339,371)	(3,156,438)	(1,168,317)	(660,525)	-	-
Class R3	(391,570)	(74,044)	(526,943)	(1,100,523)	(1,219,812)	-	-

Total distributions from net realized gains	(20,483,856)	(9,233,023)	(43,984,521)	(24,993,589)	(35,587,525)	-	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$2,503,043	$764,017	$2,130,813	$112,405	$170,090	$4,117,064	$(471,716)

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

Notes to Financial Statements (Continued)

assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2019. The Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2019. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2019, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$207,200,466	$-	$207,200,466
Municipal Obligations	-	906,904	-	906,904
Non-U.S. Government Agency Obligations	-	282,494,323	-	282,494,323
U.S. Government Agency Obligations and Instrumentalities	-	6,126,615	-	6,126,615
U.S. Treasury Obligations	-	1,944,675	-	1,944,675
Purchased Options	-	4,189,081	-	4,189,081
Short-Term Investments	-	25,377,309	-	25,377,309

Total Investments	$-	$528,239,373	$-	$528,239,373

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Short-Duration Bond Fund (Continued)
Asset Derivatives
Futures Contracts	$1,350,748	$-	$-		$1,350,748

Liability Derivatives
Futures Contracts	$(647,969)	$-	$-		$(647,969)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$1,020,341	$-		$1,020,341
Non-U.S. Government Agency Obligations	-	95,667,401	-		95,667,401
U.S. Government Agency Obligations and Instrumentalities	-	586,511	-		586,511
U.S. Treasury Obligations	-	168,758,602	-		168,758,602
Purchased Options	-	1,291,226	-		1,291,226
Short-Term Investments	-	57,618,325	-		57,618,325

Total Investments	$-	$324,942,406	$-		$324,942,406

Asset Derivatives
Futures Contracts	$73,459	$-	$-		$73,459
Swap Agreements	-	564,715	-		564,715

Total	$73,459	$564,715	$-		$638,174

Liability Derivatives
Futures Contracts	$(170,084)	$-	$-		$(170,084)
Swap Agreements	-	(354,712)	-		(354,712)

Total	$(170,084)	$(354,712)	$-		$(524,796)

Core Bond Fund
Asset Investments
Preferred Stock	$3,451,500	$-	$-		$3,451,500
Corporate Debt	-	495,785,425	-		495,785,425
Municipal Obligations	-	8,097,559	-		8,097,559
Non-U.S. Government Agency Obligations	-	459,573,880	-		459,573,880
Sovereign Debt Obligations	-	9,844,290	-		9,844,290
U.S. Government Agency Obligations and Instrumentalities	-	370,542,343	-		370,542,343
U.S. Treasury Obligations	-	74,143,615	-		74,143,615
Purchased Options	-	7,777,030	-		7,777,030
Mutual Funds	4,658,310	-	-		4,658,310
Short-Term Investments	-	171,172,853	-		171,172,853

Total Investments	$8,109,810	$1,596,936,995	$-		$1,605,046,805

Asset Derivatives
Futures Contracts	$233,595	$-	$-		$233,595

Liability Derivatives
Futures Contracts	$(2,956,071)	$-	$-		$(2,956,071)

Diversified Bond Fund
Asset Investments
Common Stock	$27,991	$-	$807	**	$28,798
Preferred Stock	265,500	-	-		265,500
Corporate Debt	-	101,159,769	-		101,159,769
Municipal Obligations	-	708,736	-		708,736

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total

Diversified Bond Fund (Continued)
Asset Investments (Continued)
Non-U.S. Government Agency Obligations	$-	$74,023,960	$-		$74,023,960
Sovereign Debt Obligations	-	1,677,184	-		1,677,184
U.S. Government Agency Obligations and Instrumentalities	-	51,263,670	-		51,263,670
U.S. Treasury Obligations	-	7,049,370	-		7,049,370
Purchased Options	-	2,018,057	-		2,018,057
Warrants	-	-	3,812	**	3,812
Mutual Funds	2,921,048	-	-		2,921,048
Short-Term Investments	-	27,416,416	-		27,416,416

Total Investments	$3,214,539	$265,317,162	$4,619		$268,536,320

Asset Derivatives
Forward Contracts	$-	$77,422	$-		$77,422
Futures Contracts	50,078	-	-		50,078

Total	$50,078	$77,422	$-		$127,500

Liability Derivatives
Forward Contracts	$-	$(146,154)	$-		$(146,154)
Futures Contracts	(498,239)	-	-		(498,239)

Total	$(498,239)	$(146,154)	$-		$(644,393)

High Yield Fund
Asset Investments
Common Stock	$915,359	$1,376,793	$9,899	**	$2,302,051
Preferred Stock	-	93,120	-		93,120
Bank Loans	-	29,538,863	-		29,538,863
Corporate Debt	-	523,335,795	-		523,335,795
Warrants	-	-	3,314	**	3,314
Mutual Funds	21,256,820	-	-		21,256,820
Short-Term Investments	-	3,986,020	-		3,986,020

Total Investments	$22,172,179	$558,330,591	$13,213		$580,515,983

Balanced Fund
Asset Investments
Common Stock	$61,459,767	$-	$-		$61,459,767
Preferred Stock	132,750	-	-		132,750
Corporate Debt	-	16,350,664	-		16,350,664
Municipal Obligations	-	396,191	-		396,191
Non-U.S. Government Agency Obligations	-	14,697,431	-		14,697,431
Sovereign Debt Obligations	-	306,699	-		306,699
U.S. Government Agency Obligations and Instrumentalities	-	12,422,706	-		12,422,706
U.S. Treasury Obligations	-	1,612,401	-		1,612,401
Purchased Options	-	197,841	-		197,841
Mutual Funds	11,629,837	-	-		11,629,837
Short-Term Investments	-	6,772,846	-		6,772,846

Total Investments	$73,222,354	$52,756,779	$-		$125,979,133

Asset Derivatives
Futures Contracts	$7,203	$-	$-		$7,203

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Balanced Fund (Continued)
Liability Derivatives
Futures Contracts	$(127,329)	$-		$-	$(127,329)

Main Street Fund
Asset Investments
Common Stock	$115,597,791	$1,926,297	*	$-	$117,524,088

Global Fund
Asset Investments
Common Stock*
Cayman Islands	$6,736,581	$-		$-	$6,736,581
France	-	20,441,580		-	20,441,580
Germany	-	16,850,107		-	16,850,107
India	5,037,161	5,596,553		-	10,633,714
Italy	-	677,501		-	677,501
Japan	-	40,347,793		-	40,347,793
Netherlands	1,149,351	11,544,529		-	12,693,880
Spain	-	4,837,593		-	4,837,593
Sweden	-	6,705,471		-	6,705,471
Switzerland	-	5,127,144		-	5,127,144
United Kingdom	1,359,641	12,008,871		-	13,368,512
United States	149,796,717	-		-	149,796,717
Preferred Stock*
Germany	-	1,720,463		-	1,720,463
India	42,452	-		-	42,452
Mutual Funds	2,433,703	-		-	2,433,703
Short-Term Investments	-	2,958,022		-	2,958,022

Total Investments	$166,555,606	$128,815,627		$-	$295,371,233

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$4,982,344		$-	$4,982,344
Belgium	-	1,389,561		-	1,389,561
Canada	17,219,984	-		-	17,219,984
Cayman Islands	3,696,118	2,313,886		-	6,010,004
Denmark	801,382	5,884,431		-	6,685,813
Finland	-	6,597,918		-	6,597,918
France	-	43,059,899		-	43,059,899
Germany	-	21,460,274		-	21,460,274
India	6,036,871	-		-	6,036,871
Ireland	3,032,670	4,244,123		-	7,276,793
Japan	-	36,091,423		-	36,091,423
Netherlands	-	25,957,458		-	25,957,458
New Zealand	-	4,941,768		-	4,941,768
Panama	1,959,344	-		-	1,959,344
Spain	-	13,443,869		-	13,443,869
Sweden	-	10,628,937		-	10,628,937
Switzerland	-	33,881,417		-	33,881,417

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total

International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Taiwan	$-	$3,312,348	$-	$3,312,348
Thailand	2,983,639	-	-	2,983,639
United Kingdom	2,445,522	24,995,790	-	27,441,312
United States	7,680,230	-	-	7,680,230
Preferred Stock
India	48,400	-	-	48,400
Mutual Funds	1,621,105	-	-	1,621,105
Short-Term Investments	-	2,181,720	-	2,181,720

Total Investments	$47,525,265	$245,367,166	$-	$292,892,431

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$2,968,185	$1,543,914	$-	$4,512,099
Brazil	5,917,908	-	-	5,917,908
Cayman Islands	21,229,999	9,602,063	-	30,832,062
Chile	1,593,970	-	-	1,593,970
China	-	7,955,967	-	7,955,967
Colombia	773,751	-	-	773,751
Egypt	-	840,999	-	840,999
France	-	7,901,234	-	7,901,234
Hong Kong	-	6,852,955	-	6,852,955
India	-	14,941,074	-	14,941,074
Indonesia	-	1,554,562	-	1,554,562
Italy	-	2,127,514	-	2,127,514
Mexico	10,269,738	-	-	10,269,738
Netherlands	1,541,770	29,321	-	1,571,091
Philippines	-	3,758,414	-	3,758,414
Republic of Korea	-	4,270,073	-	4,270,073
Russia	243,563	11,206,397	-	11,449,960
South Africa	-	3,848,939	-	3,848,939
Spain	626,083	-	-	626,083
Taiwan	-	6,774,456	-	6,774,456
Thailand	639,673	-	-	639,673
Turkey	-	2,315,028	-	2,315,028
United Arab Emirates	-	607,201	-	607,201
United Kingdom	-	3,930,576	-	3,930,576
United States	4,501,306	-	-	4,501,306
Preferred Stock
Brazil	1,998,522	-	-	1,998,522
India	55,035	-	-	55,035
Singapore	-	-	2,438,401	2,438,401
Mutual Funds	3,245,885	-	-	3,245,885
Short-Term Investments	-	5,989,895	-	5,989,895

Total Investments	$55,605,388	$96,050,582	$2,438,401	$154,094,371

Notes to Financial Statements (Continued)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2019.

Statements of Assets and Liabilities location:	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	High Yield Fund	Balanced Fund

Receivables from:
Collateral pledged for open swap agreements		X

Payables for:
Investments purchased on a when-issued basis			X	X	X	X
Collateral held for open purchased options	X	X	X	X		X
Collateral held for when-issued securities			X
Due to custodian		X
Securities on loan			X	X	X	X

Statements of Assets and Liabilities location:	Disciplined Value Fund	Disciplined Growth Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund

Receivables from:
Collateral pledged for closed futures contracts	X

Payables for:
Due to custodian	X
Securities on loan	X	X	X	X	X	X

The Funds, with the exception of the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, and Balanced Fund, had no Level 3 transfers during the year ended September 30, 2019. The Inflation-Protected and Income Fund and Balanced Fund had Level 3 transfers during the year ended September 30, 2019; however, none of the transfers individually or collectively had a material impact on the Inflation-Protected and Income Fund or the Balanced Fund.

The following table shows Level 3 transfers:

	Transfers In *		Transfers Out *
	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs
Short-Duration Bond Fund	$7,417,534	$-	$-	$(7,417,534)
Core Bond Fund	14,736,805	-	-	(14,736,805)
Diversified Bond Fund	2,600,992	-	-	(2,600,992)

*	Transfers occurred as inputs were more observable.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/18	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/19	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/19
Strategic Emerging Markets Fund
Preferred Stock	$-	$-	$-	$-	$2,438,401	$-	$-	$-	$2,438,401	$-

The Strategic Emerging Markets Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Strategic Emerging Markets Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Strategic Emerging Markets Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $2,438,401
Grab Holdings, Inc.	$2,438,401	Market Approach	Market Transaction	$6.16

Total	$2,438,401

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At September 30, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$4,189,081	$4,189,081
Futures Contracts^^	-	-	-	1,350,748	1,350,748

Total Value	$-	$-	$-	$5,539,829	$5,539,829

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(647,969)	$(647,969)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$640,233	$640,233
Futures Contracts	-	-	-	(7,582,266)	(7,582,266)
Swap Agreements	(91,924)	-	-	58,563	(33,361)

Total Realized Gain (Loss)	$(91,924)	$-	$-	$(6,883,470)	$(6,975,394)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(159,497)	$(159,497)
Futures Contracts	-	-	-	116,415	116,415
Swap Agreements	228,036	-	-	-	228,036

Total Change in Appreciation (Depreciation)	$228,036	$-	$-	$(43,082)	$184,954

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,291,226	$1,291,226
Futures Contracts^^	-	-	-	73,459	73,459
Swap Agreements*	-	485,665	-	-	485,665
Swap Agreements^^, ^^^	-	-	-	79,050	79,050

Total Value	$-	$485,665	$-	$1,443,735	$1,929,400

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(170,084)	$(170,084)
Swap Agreements^	-	(150,930)	-	(203,782)	(354,712)

Total Value	$-	$(150,930)	$-	$(373,866)	$(524,796)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$187,647	$187,647
Futures Contracts	-	-	-	534,020	534,020
Swap Agreements	(25,906)	(4,495)	-	(744,874)	(775,275)

Total Realized Gain (Loss)	$(25,906)	$(4,495)	$-	$(23,207)	$(53,608)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(58,128)	$(58,128)
Futures Contracts	-	-	-	(140,861)	(140,861)
Swap Agreements	94,668	334,422	-	(312,882)	116,208

Total Change in Appreciation (Depreciation)	$94,668	$334,422	$-	$(511,871)	$(82,781)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Core Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$7,777,030	$7,777,030
Futures Contracts^^	-	-	-	233,595	233,595

Total Value	$-	$-	$-	$8,010,625	$8,010,625

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(2,956,071)	$(2,956,071)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$1,184,428	$1,184,428
Futures Contracts	-	-	-	18,343,788	18,343,788
Swap Agreements	(176,844)	-	-	109,539	(67,305)

Total Realized Gain (Loss)	$(176,844)	$-	$-	$19,637,755	$19,460,911

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(299,925)	$(299,925)
Futures Contracts	-	-	-	(278,544)	(278,544)
Swap Agreements	475,660	-	-	-	475,660

Total Change in Appreciation (Depreciation)	$475,660	$-	$-	$(578,469)	$(102,809)

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$2,018,057	$2,018,057
Forward Contracts*	-	-	77,422	-	77,422
Futures Contracts^^	-	-	-	50,078	50,078

Total Value	$-	$-	$77,422	$2,068,135	$2,145,557

Liability Derivatives
Forward Contracts^	$-	$-	$(146,154)	$-	$(146,154)
Futures Contracts^^	-	-	-	(498,239)	(498,239)

Total Value	$-	$-	$(146,154)	$(498,239)	$(644,393)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(123)	$308,091	$307,968
Forward Contracts	-	-	(33,655)	-	(33,655)
Futures Contracts	-	-	-	2,806,937	2,806,937
Swap Agreements	(48,329)	-	-	49,022	693

Total Realized Gain (Loss)	$(48,329)	$-	$(33,778)	$3,164,050	$3,081,943

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(77,395)	$(77,395)
Forward Contracts	-	-	(4,899)	-	(4,899)
Futures Contracts	-	-	-	9,541	9,541
Swap Agreements	70,546	-	-	-	70,546

Total Change in Appreciation (Depreciation)	$70,546	$-	$(4,899)	$(67,854)	$(2,207)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$197,841	$197,841
Futures Contracts^^	-	-	-	7,203	7,203

Total Value	$-	$-	$-	$205,044	$205,044

Liability Derivatives
Futures Contracts^^	$-	$(55,202)	$-	$(72,127)	$(127,329)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$30,115	$30,115
Futures Contracts	-	(106,742)	-	557,239	450,497
Swap Agreements	(10,142)	-	-	1,506	(8,636)

Total Realized Gain (Loss)	$(10,142)	$(106,742)	$-	$588,860	$471,976

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(7,899)	$(7,899)
Futures Contracts	-	(79,572)	-	11,297	(68,275)
Swap Agreements	17,353	-	-	-	17,353

Total Change in Appreciation (Depreciation)	$17,353	$(79,572)	$-	$3,398	$(58,821)

Disciplined Value Fund
Realized Gain (Loss)#
Futures Contracts	$-	$107,452	$-	$-	$107,452

Disciplined Growth Fund
Realized Gain (Loss)#
Futures Contracts	$-	$230,909	$-	$-	$230,909

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

For the year ended September 30, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions
Short-Duration Bond Fund	2,531	$-	$4,093,000	-	$101,852,500
Inflation-Protected and Income Fund	529	-	86,038,694	-	31,778,333
Core Bond Fund	2,068	-	8,532,000	-	189,060,000

Notes to Financial Statements (Continued)

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions
Diversified Bond Fund	328	$6,704,277	$1,538,000	525,333	$49,067,500
Balanced Fund	88	-	194,000	-	4,812,500
Disciplined Value Fund	91	-	-	-	-
Disciplined Growth Fund	198	-	-	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, or shares/units outstanding for purchased options based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Short-Duration Bond Fund
Barclays Bank PLC	$2,007,493	$-	$(1,889,000)	$118,493
Credit Suisse International	2,181,588	-	(2,100,000)	81,588

	$4,189,081	$-	$(3,989,000)	$200,081

Inflation-Protected and Income Fund
Barclays Bank PLC	$932,805	$-	$(932,805)	$-
BNP Paribas SA	299,719	(118,481)	(140,000)	41,238
Credit Suisse International	451,394	-	(451,394)	-
Goldman Sachs International	92,973	-	-	92,973

	$1,776,891	$(118,481)	$(1,524,199)	$134,211

Core Bond Fund
Barclays Bank PLC	$3,822,103	$-	$(3,659,000)	$163,103
Credit Suisse International	3,954,927	-	(3,750,000)	204,927

	$7,777,030	$-	$(7,409,000)	$368,030

Diversified Bond Fund
Bank of America N.A.	$15,353	$(15,353)	$-	$-
Barclays Bank PLC	986,494	(37,659)	(900,000)	48,835
BNP Paribas SA	6,562	(6,562)	-	-
Citibank N.A.	26,870	(26,870)	-	-
Credit Suisse International	1,045,300	-	(1,045,300)	-
Goldman Sachs International	1,685	(1,000)	-	685
JP Morgan Chase Bank N.A.	13,215	(12,051)	-	1,164

	$2,095,479	$(99,495)	$(1,945,300)	$50,684

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Balanced Fund
Barclays Bank PLC	$95,613	$-	$(95,613)	$-
Credit Suisse International	102,228	-	(102,228)	-

	$197,841	$-	$(197,841)	$-

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Bank of America N.A.	$(131,533)	$-	$131,533	$-
BNP Paribas SA	(118,481)	118,481	-	-
Morgan Stanley & Co. LLC	(104,698)	-	-	(104,698)

	$(354,712)	$118,481	$131,533	$(104,698)

Diversified Bond Fund
Bank of America N.A.	$(25,851)	$15,353	$-	$(10,498)
Barclays Bank PLC	(37,659)	37,659	-	-
BNP Paribas SA	(28,830)	6,562	-	(22,268)
Citibank N.A.	(40,763)	26,870	-	(13,893)
Goldman Sachs International	(1,000)	1,000	-	-
JP Morgan Chase Bank N.A.	(12,051)	12,051	-	-

	$(146,154)	$99,495	$-	$(46,659)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to

Notes to Financial Statements (Continued)

the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the

Notes to Financial Statements (Continued)

seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Notes to Financial Statements (Continued)

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with

Notes to Financial Statements (Continued)

the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2019, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Notes to Financial Statements (Continued)

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

During the year ended September 30, 2019, the average balance outstanding for open reverse repurchase agreements for the Inflation-Protected and Income Fund was $3,737,531. The maximum balance outstanding for the Inflation-Protected and Income Fund was $72,497,500 during the year ended September 30, 2019. The weighted average maturity was 19 days, at a weighted average interest rate of 2.305%.

Average balance outstanding was calculated based on daily balances outstanding during the period that the Inflation-Protected and Income Fund had entered into reverse repurchase transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates

Notes to Financial Statements (Continued)

include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML

Notes to Financial Statements (Continued)

Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and

Notes to Financial Statements (Continued)

0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*

Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

Effective at the close of business on May 24, 2019, Invesco Advisers, Inc. (“Invesco”), replaced OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, as subadviser to the Global Fund. MML Advisers has entered into an investment subadvisory agreement with Invesco, pursuant to which Invesco serves as the subadviser to the Fund. This agreement provides that Invesco manage the investment and reinvestment of the assets of the Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the Fund’s average daily net assets.

Prior to the close of business on May 24, 2019, MML Advisers had entered into an investment subadvisory agreement with OFI, on behalf of the Global Fund. This agreement provided that OFI manage the investment and reinvestment of the assets of the Fund. OFI received a subadvisory fee from MML Advisers, based upon the Fund’s average daily net assets, at the following annual rates:

Global Fund	0.40% of the first $100 million;
0.35% of the next $250 million; and
0.30% of any excess over $350 million

Effective at the close of business on May 24, 2019, Invesco Advisers, Inc. (“Invesco”), replaced OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. MML Advisers has entered into investment subadvisory agreements with Invesco, pursuant to which Invesco serves as the subadviser to the Main Street Fund, Small Cap Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of each Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

Prior to the close of business on May 24, 2019, MML Advisers had entered into investment subadvisory agreements with OFI Global Institutional, on behalf of certain Funds. These agreements provided that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional received a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Main Street Fund	0.30%
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

Notes to Financial Statements (Continued)

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective February 1, 2019, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan

Notes to Financial Statements (Continued)

expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Emerging Markets Fund*	1.15%	1.25%	1.35%	1.45%	1.70%	1.60%	1.85%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2020.

Prior to February 1, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective November 1, 2018, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Inflation-Protected and Income Fund**	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
**	Expense caps in effect through January 31, 2020.

MML Advisers voluntarily waived 0.03% of the advisory fee of the Inflation-Protected and Income Fund through January 31, 2019.

MML Advisers voluntarily waived 0.02% of the advisory fees through January 31, 2019 and, effective July 1, 2019, has agreed to waive 0.02% of the advisory fees through January 31, 2021 of the International Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2019:

Total % Ownership by Related Party
U.S. Government Money Market Fund	48.0%
Short-Duration Bond Fund	82.6%
Inflation-Protected and Income Fund	75.3%
Core Bond Fund	79.5%
Diversified Bond Fund	51.7%
High Yield Fund	71.0%
Balanced Fund	73.3%
Disciplined Value Fund	88.4%
Main Street Fund	79.5%
Disciplined Growth Fund	76.3%
Small Cap Opportunities Fund	64.8%
Global Fund	76.4%
International Equity Fund	87.3%
Strategic Emerging Markets Fund	99.2%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$51,127,671	$243,731,752	$58,652,299	$209,595,183
Inflation-Protected and Income Fund	53,368,425	69,956,798	139,710,783	83,542,647
Core Bond Fund	3,080,541,342	452,462,546	3,083,394,511	355,063,188
Diversified Bond Fund	430,877,980	88,796,131	424,661,858	66,275,949
High Yield Fund	-	295,064,650	-	284,100,918
Balanced Fund	132,218,327	55,018,647	128,515,983	54,695,331
Disciplined Value Fund	-	70,365,648	-	112,578,806
Main Street Fund	-	68,387,088	-	95,614,181
Disciplined Growth Fund	-	143,342,017	-	218,066,059
Small Cap Opportunities Fund	-	71,364,893	-	98,831,986
Global Fund	-	96,143,010	-	106,588,776
International Equity Fund	-	200,137,675	-	412,157,174
Strategic Emerging Markets Fund	-	58,571,561	-	132,364,947

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Fund	Purchases	Sales
Main Street Fund	$1,042	$539,186
Small Cap Opportunities Fund	403,366	-
Global Fund	15,375	249,870
International Equity Fund	61,106	88,357,943
Strategic Emerging Markets Fund	25,174	-

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

U.S. Government Money Market Fund Class R5
Sold	1,331,672,991	$1,331,672,991	1,634,442,005	$1,634,442,005
Issued as reinvestment of dividends	6,237,689	6,237,689	4,051,053	4,051,053
Redeemed	(1,343,903,475)	(1,343,903,475)	(1,651,239,818)	(1,651,239,818)

Net increase (decrease)	(5,992,795)	$(5,992,795)	(12,746,760)	$(12,746,760)

Short-Duration Bond Fund Class I
Sold	11,237,045	$114,624,486	10,106,165	$103,558,175
Issued as reinvestment of dividends	722,304	7,172,482	743,720	7,548,756
Redeemed	(8,009,695)	(81,335,446)	(23,810,795)	(244,511,740)

Net increase (decrease)	3,949,654	$40,461,522	(12,960,910)	$(133,404,809)

Short-Duration Bond Fund Class R5
Sold	5,675,044	$57,906,445	4,974,732	$51,046,998
Issued as reinvestment of dividends	471,038	4,696,245	351,454	3,581,314
Redeemed	(3,886,993)	(39,752,303)	(7,101,253)	(73,093,674)

Net increase (decrease)	2,259,089	$22,850,387	(1,775,067)	$(18,465,362)

Short-Duration Bond Fund Service Class
Sold	1,403,928	$14,169,640	2,762,265	$28,231,157
Issued as reinvestment of dividends	219,466	2,172,717	177,885	1,800,199
Redeemed	(3,697,465)	(37,741,167)	(3,172,568)	(32,429,634)

Net increase (decrease)	(2,074,071)	$(21,398,810)	(232,418)	$(2,398,278)

Short-Duration Bond Fund Administrative Class
Sold	603,747	$6,077,886	1,202,823	$12,242,262
Issued as reinvestment of dividends	112,687	1,112,224	66,929	675,313
Redeemed	(1,018,975)	(10,315,813)	(697,315)	(7,091,000)

Net increase (decrease)	(302,541)	$(3,125,703)	572,437	$5,826,575

Short-Duration Bond Fund Class A
Sold	1,517,014	$15,272,722	2,381,969	$24,087,817
Issued as reinvestment of dividends	196,382	1,926,511	113,653	1,139,950
Redeemed	(1,504,303)	(15,041,585)	(2,220,862)	(22,414,094)

Net increase (decrease)	209,093	$2,157,648	274,760	$2,813,673

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class R4
Sold	338,663	$3,420,688	359,847	$3,672,330
Issued as reinvestment of dividends	44,583	442,706	29,151	295,883
Redeemed	(500,995)	(5,065,219)	(376,372)	(3,841,630)

Net increase (decrease)	(117,749)	$(1,201,825)	12,626	$126,583

Short-Duration Bond Fund Class R3
Sold	346,491	$3,499,365	290,039	$2,940,092
Issued as reinvestment of dividends	25,912	256,012	12,632	127,705
Redeemed	(464,621)	(4,677,821)	(169,578)	(1,721,203)

Net increase (decrease)	(92,218)	$(922,444)	133,093	$1,346,594

Inflation-Protected and Income Fund Class I
Sold	4,769,855	$48,558,437	7,869,782	$80,850,575
Issued as reinvestment of dividends	430,466	4,218,564	285,844	2,927,040
Redeemed	(3,634,908)	(36,914,487)	(4,536,837)	(46,557,972)

Net increase (decrease)	1,565,413	$15,862,514	3,618,789	$37,219,643

Inflation-Protected and Income Fund Class R5
Sold	2,002,638	$20,550,947	2,066,590	$21,140,242
Issued as reinvestment of dividends	191,642	1,880,006	158,962	1,630,948
Redeemed	(1,137,534)	(11,677,300)	(2,104,030)	(21,707,186)

Net increase (decrease)	1,056,746	$10,753,653	121,522	$1,064,004

Inflation-Protected and Income Fund Service Class
Sold	738,699	$7,545,447	825,796	$8,452,422
Issued as reinvestment of dividends	148,067	1,448,100	133,520	1,365,911
Redeemed	(1,009,421)	(10,234,536)	(1,552,037)	(16,039,171)

Net increase (decrease)	(122,655)	$(1,240,989)	(592,721)	$(6,220,838)

Inflation-Protected and Income Fund Administrative Class
Sold	481,364	$4,895,076	369,129	$3,816,046
Issued as reinvestment of dividends	42,796	423,256	35,074	362,670
Redeemed	(438,145)	(4,458,680)	(352,788)	(3,648,937)

Net increase (decrease)	86,015	$859,652	51,415	$529,779

Inflation-Protected and Income Fund Class A
Sold	473,235	$4,758,574	400,937	$4,049,416
Issued as reinvestment of dividends	51,135	493,963	49,070	495,608
Redeemed	(1,019,829)	(10,188,262)	(561,452)	(5,685,283)

Net increase (decrease)	(495,459)	$(4,935,725)	(111,445)	$(1,140,259)

Inflation-Protected and Income Fund Class R4
Sold	233,527	$2,326,856	285,772	$2,886,526
Issued as reinvestment of dividends	18,033	173,122	15,735	157,975
Redeemed	(263,174)	(2,606,018)	(226,782)	(2,289,323)

Net increase (decrease)	(11,614)	$(106,040)	74,725	$755,178

Inflation-Protected and Income Fund Class R3
Sold	141,891	$1,412,120	203,780	$2,042,245
Issued as reinvestment of dividends	11,444	110,088	11,166	112,214
Redeemed	(194,688)	(1,923,350)	(216,085)	(2,167,066)

Net increase (decrease)	(41,353)	$(401,142)	(1,139)	$(12,607)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Core Bond Fund Class I
Sold	24,647,274	$264,896,073	22,783,365	$243,037,250
Issued as reinvestment of dividends	2,312,656	23,843,483	1,514,765	16,298,876
Redeemed	(17,383,135)	(186,973,836)	(8,603,406)	(92,352,193)

Net increase (decrease)	9,576,795	$101,765,720	15,694,724	$166,983,933

Core Bond Fund Class R5
Sold	4,982,113	$54,433,354	2,778,298	$29,909,932
Issued as reinvestment of dividends	847,450	8,771,104	929,861	10,042,498
Redeemed	(5,402,116)	(57,734,793)	(8,540,433)	(92,141,095)

Net increase (decrease)	427,447	$5,469,665	(4,832,274)	$(52,188,665)

Core Bond Fund Service Class
Sold	1,125,854	$12,212,574	1,696,831	$18,067,651
Issued as reinvestment of dividends	274,078	2,820,260	265,104	2,847,221
Redeemed	(3,250,559)	(35,348,490)	(1,577,235)	(16,858,554)

Net increase (decrease)	(1,850,627)	$(20,315,656)	384,700	$4,056,318

Core Bond Fund Administrative Class
Sold	932,538	$10,063,209	1,642,019	$17,332,769
Issued as reinvestment of dividends	204,168	2,086,599	184,551	1,969,162
Redeemed	(1,723,811)	(18,338,331)	(1,778,250)	(18,868,378)

Net increase (decrease)	(587,105)	$(6,188,523)	48,320	$433,553

Core Bond Fund Class A
Sold	1,004,600	$10,668,442	1,491,298	$15,702,424
Issued as reinvestment of dividends	277,919	2,820,882	256,523	2,716,576
Redeemed	(2,739,046)	(28,934,737)	(2,115,044)	(22,349,113)

Net increase (decrease)	(1,456,527)	$(15,445,413)	(367,223)	$(3,930,113)

Core Bond Fund Class R4
Sold	493,233	$5,135,939	599,474	$6,346,602
Issued as reinvestment of dividends	34,573	348,493	42,930	452,049
Redeemed	(281,474)	(2,958,999)	(994,402)	(10,285,227)

Net increase (decrease)	246,332	$2,525,433	(351,998)	$(3,486,576)

Core Bond Fund Class R3
Sold	77,905	$868,497	32,471	$347,294
Issued as reinvestment of dividends	2,087	21,641	1,146	12,415
Redeemed	(47,161)	(516,604)	(33,483)	(365,432)

Net increase (decrease)	32,831	$373,534	134	$(5,723)

Diversified Bond Fund Class I
Sold	4,432,486	$48,173,645	1,324,721	$14,093,601
Issued as reinvestment of dividends	78,600	803,296	78,951	843,981
Redeemed	(1,159,866)	(12,271,054)	(1,861,259)	(19,736,385)

Net increase (decrease)	3,351,220	$36,705,887	(457,587)	$(4,798,803)

Diversified Bond Fund Class R5
Sold	2,119,174	$20,940,783	1,987,736	$19,520,566
Issued as reinvestment of dividends	366,569	3,456,741	279,350	2,762,770
Redeemed	(1,997,969)	(19,459,573)	(945,032)	(9,313,768)

Net increase (decrease)	487,774	$4,937,951	1,322,054	$12,969,568

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Diversified Bond Fund Service Class
Sold	168,384	$1,696,825	804,805	$7,956,675
Issued as reinvestment of dividends	49,353	472,306	45,439	455,302
Redeemed	(898,867)	(8,857,395)	(498,529)	(5,004,950)

Net increase (decrease)	(681,130)	$(6,688,264)	351,715	$3,407,027

Diversified Bond Fund Administrative Class
Sold	414,721	$4,131,180	629,189	$6,241,735
Issued as reinvestment of dividends	69,720	665,828	73,855	738,553
Redeemed	(1,140,810)	(11,396,359)	(561,494)	(5,577,202)

Net increase (decrease)	(656,369)	$(6,599,351)	141,550	$1,403,086

Diversified Bond Fund Class A
Sold	388,197	$3,877,401	787,151	$7,791,616
Issued as reinvestment of dividends	89,996	858,563	87,585	874,975
Redeemed	(1,008,253)	(10,157,105)	(919,681)	(9,094,361)

Net increase (decrease)	(530,060)	$(5,421,141)	(44,945)	$(427,770)

Diversified Bond Fund Class R4
Sold	363,034	$3,570,002	96,755	$951,473
Issued as reinvestment of dividends	20,459	193,130	14,371	142,412
Redeemed	(200,398)	(1,992,151)	(122,877)	(1,207,967)

Net increase (decrease)	183,095	$1,770,981	(11,751)	$(114,082)

Diversified Bond Fund Class R3
Sold	85,656	$843,759	130,676	$1,279,675
Issued as reinvestment of dividends	12,103	114,013	10,311	101,773
Redeemed	(219,953)	(2,174,820)	(58,055)	(569,674)

Net increase (decrease)	(122,194)	$(1,217,048)	82,932	$811,774

High Yield Fund Class I
Sold	13,454,925	$119,780,618	21,534,203	$198,712,130
Issued as reinvestment of dividends	2,286,979	19,347,843	1,686,568	15,212,849
Redeemed	(21,562,709)	(191,402,484)	(7,118,844)	(65,255,094)

Net increase (decrease)	(5,820,805)	$(52,274,023)	16,101,927	$148,669,885

High Yield Fund Class R5
Sold	999,091	$8,984,134	1,210,212	$11,122,712
Issued as reinvestment of dividends	267,401	2,275,582	375,174	3,402,827
Redeemed	(1,480,564)	(13,166,309)	(2,657,925)	(24,198,393)

Net increase (decrease)	(214,072)	$(1,906,593)	(1,072,539)	$(9,672,854)

High Yield Fund Service Class
Sold	823,525	$7,456,934	514,400	$4,727,461
Issued as reinvestment of dividends	288,420	2,454,456	312,555	2,834,872
Redeemed	(662,544)	(5,887,077)	(1,092,778)	(10,131,684)

Net increase (decrease)	449,401	$4,024,313	(265,823)	$(2,569,351)

High Yield Fund Administrative Class
Sold	539,634	$4,801,988	577,696	$5,236,660
Issued as reinvestment of dividends	175,196	1,468,139	222,144	1,983,745
Redeemed	(1,271,243)	(11,177,491)	(843,838)	(7,592,294)

Net increase (decrease)	(556,413)	$(4,907,364)	(43,998)	$(371,889)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

High Yield Fund Class A
Sold	1,265,970	$11,204,745	670,122	$6,076,237
Issued as reinvestment of dividends	162,228	1,357,846	186,531	1,665,727
Redeemed	(966,562)	(8,519,965)	(951,520)	(8,620,549)

Net increase (decrease)	461,636	$4,042,626	(94,867)	$(878,585)

High Yield Fund Class R4
Sold	2,578,632	$22,111,480	1,456,931	$13,030,381
Issued as reinvestment of dividends	216,148	1,787,546	212,480	1,876,196
Redeemed	(1,421,349)	(12,310,460)	(1,051,678)	(9,421,862)

Net increase (decrease)	1,373,431	$11,588,566	617,733	$5,484,715

High Yield Fund Class R3
Sold	745,706	$6,655,229	1,632,126	$15,020,841
Issued as reinvestment of dividends	263,316	2,230,290	255,256	2,304,959
Redeemed	(1,242,387)	(10,964,684)	(831,635)	(7,585,009)

Net increase (decrease)	(233,365)	$(2,079,165)	1,055,747	$9,740,791

Balanced Fund Class I
Sold	2,015,264	$23,672,797	474,665	$5,849,630
Issued as reinvestment of dividends	103,704	1,128,296	46,487	570,403
Redeemed	(409,628)	(4,762,291)	(275,684)	(3,455,840)

Net increase (decrease)	1,709,340	$20,038,802	245,468	$2,964,193

Balanced Fund Class R5
Sold	533,987	$6,498,013	291,984	$3,681,896
Issued as reinvestment of dividends	322,811	3,512,186	266,274	3,267,180
Redeemed	(619,845)	(7,255,273)	(980,947)	(12,344,633)

Net increase (decrease)	236,953	$2,754,926	(422,689)	$(5,395,557)

Balanced Fund Service Class
Sold	56,864	$704,414	40,015	$528,265
Issued as reinvestment of dividends	40,978	470,839	36,872	475,648
Redeemed	(159,632)	(2,010,098)	(72,452)	(949,210)

Net increase (decrease)	(61,790)	$(834,845)	4,435	$54,703

Balanced Fund Administrative Class
Sold	87,979	$1,039,911	140,237	$1,751,607
Issued as reinvestment of dividends	48,914	535,122	51,256	631,984
Redeemed	(191,364)	(2,228,416)	(310,393)	(3,861,192)

Net increase (decrease)	(54,471)	$(653,383)	(118,900)	$(1,477,601)

Balanced Fund Class A
Sold	160,969	$1,848,162	162,501	$1,985,151
Issued as reinvestment of dividends	182,222	1,935,198	175,481	2,104,021
Redeemed	(483,832)	(5,667,735)	(570,242)	(6,985,600)

Net increase (decrease)	(140,641)	$(1,884,375)	(232,260)	$(2,896,428)

Balanced Fund Class R4
Sold	67,879	$775,293	54,087	$660,514
Issued as reinvestment of dividends	21,965	231,293	17,868	212,627
Redeemed	(126,383)	(1,416,944)	(22,635)	(279,005)

Net increase (decrease)	(36,539)	$(410,358)	49,320	$594,136

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Balanced Fund Class R3
Sold	168,771	$1,930,659	91,437	$1,097,904
Issued as reinvestment of dividends	61,641	645,997	42,461	503,588
Redeemed	(252,274)	(2,810,057)	(86,465)	(1,037,397)

Net increase (decrease)	(21,862)	$(233,401)	47,433	$564,095

Disciplined Value Fund Class I
Sold	160,261	$2,202,983	732,864	$12,390,961
Issued as reinvestment of dividends	233,069	2,950,659	587,738	9,680,040
Redeemed	(338,730)	(4,714,167)	(4,674,834)	(80,329,894)

Net increase (decrease)	54,600	$439,475	(3,354,232)	$(58,258,893)

Disciplined Value Fund Class R5
Sold	123,108	$1,736,363	1,002,794	$15,968,735
Issued as reinvestment of dividends	693,290	8,804,772	328,617	5,425,465
Redeemed	(493,934)	(7,042,796)	(453,908)	(7,767,239)

Net increase (decrease)	322,464	$3,498,339	877,503	$13,626,961

Disciplined Value Fund Service Class
Sold	326,225	$4,391,304	301,299	$4,960,574
Issued as reinvestment of dividends	512,421	6,451,380	356,756	5,847,242
Redeemed	(2,324,597)	(33,134,768)	(515,208)	(8,683,545)

Net increase (decrease)	(1,485,951)	$(22,292,084)	142,847	$2,124,271

Disciplined Value Fund Administrative Class
Sold	35,597	$497,307	208,182	$3,430,161
Issued as reinvestment of dividends	103,832	1,338,400	42,903	716,916
Redeemed	(265,367)	(3,622,759)	(55,714)	(944,166)

Net increase (decrease)	(125,938)	$(1,787,052)	195,371	$3,202,911

Disciplined Value Fund Class A
Sold	76,285	$1,015,797	84,628	$1,363,885
Issued as reinvestment of dividends	102,118	1,275,458	62,167	1,011,450
Redeemed	(270,115)	(3,700,038)	(141,706)	(2,388,469)

Net increase (decrease)	(91,712)	$(1,408,783)	5,089	$(13,134)

Disciplined Value Fund Class R4
Sold	30,449	$407,194	95,743	$1,606,499
Issued as reinvestment of dividends	76,557	948,544	70,629	1,140,657
Redeemed	(196,329)	(2,640,631)	(366,195)	(5,987,621)

Net increase (decrease)	(89,323)	$(1,284,893)	(199,823)	$(3,240,465)

Disciplined Value Fund Class R3
Sold	62,163	$861,475	38,819	$645,381
Issued as reinvestment of dividends	50,347	634,881	27,451	450,486
Redeemed	(46,924)	(636,881)	(35,644)	(593,089)

Net increase (decrease)	65,586	$859,475	30,626	$502,778

Main Street Fund Class I
Sold	707,690	$7,459,768	1,455,961	$17,025,915
Issued as reinvestment of dividends	311,387	2,939,489	72,068	819,412
Redeemed	(795,786)	(8,188,803)	(238,679)	(2,760,638)

Net increase (decrease)	223,291	$2,210,454	1,289,350	$15,084,689

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Main Street Fund Class R5
Sold	320,187	$3,429,258	308,862	$3,546,126
Issued as reinvestment of dividends	810,689	7,652,907	510,299	5,802,095
Redeemed	(2,396,090)	(25,267,861)	(1,781,903)	(20,584,719)

Net increase (decrease)	(1,265,214)	$(14,185,696)	(962,742)	$(11,236,498)

Main Street Fund Service Class
Sold	7,141	$83,854	18,878	$218,315
Issued as reinvestment of dividends	7,635	74,980	7,049	82,970
Redeemed	(17,365)	(202,749)	(58,708)	(661,875)

Net increase (decrease)	(2,589)	$(43,915)	(32,781)	$(360,590)

Main Street Fund Administrative Class
Sold	169,186	$1,816,324	272,926	$3,205,249
Issued as reinvestment of dividends	331,904	3,133,171	211,442	2,404,098
Redeemed	(642,203)	(6,810,668)	(731,927)	(8,408,960)

Net increase (decrease)	(141,113)	$(1,861,173)	(247,559)	$(2,799,613)

Main Street Fund Class A
Sold	89,198	$909,751	209,870	$2,365,366
Issued as reinvestment of dividends	171,815	1,597,879	88,812	996,464
Redeemed	(303,230)	(3,103,946)	(188,836)	(2,130,271)

Net increase (decrease)	(42,217)	$(596,316)	109,846	$1,231,559

Main Street Fund Class R4
Sold	41,075	$431,892	134,127	$1,479,906
Issued as reinvestment of dividends	78,074	719,840	33,710	375,529
Redeemed	(71,044)	(736,685)	(75,265)	(854,370)

Net increase (decrease)	48,105	$415,047	92,572	$1,001,065

Main Street Fund Class R3
Sold	8,724	$91,217	75,280	$857,949
Issued as reinvestment of dividends	22,025	205,497	7,011	78,877
Redeemed	(69,865)	(647,708)	(26,603)	(302,284)

Net increase (decrease)	(39,116)	$(350,994)	55,688	$634,542

Disciplined Growth Fund Class I
Sold	679,048	$7,752,566	1,248,695	$16,549,619
Issued as reinvestment of dividends	693,240	6,509,520	1,111,030	14,032,308
Redeemed	(900,524)	(9,857,631)	(8,880,927)	(123,933,918)

Net increase (decrease)	471,764	$4,404,455	(6,521,202)	$(93,351,991)

Disciplined Growth Fund Class R5
Sold	911,451	$10,250,074	1,802,066	$23,637,837
Issued as reinvestment of dividends	2,380,302	22,374,835	860,197	10,881,489
Redeemed	(1,951,550)	(21,737,682)	(1,484,931)	(19,754,357)

Net increase (decrease)	1,340,203	$10,887,227	1,177,332	$14,764,969

Disciplined Growth Fund Service Class
Sold	772,192	$8,172,909	358,311	$4,838,194
Issued as reinvestment of dividends	1,601,401	15,117,227	711,031	9,022,986
Redeemed	(4,642,422)	(51,282,818)	(1,513,105)	(19,801,006)

Net increase (decrease)	(2,268,829)	$(27,992,682)	(443,763)	$(5,939,826)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Disciplined Growth Fund Administrative Class
Sold	265,275	$3,046,171	318,113	$4,338,774
Issued as reinvestment of dividends	892,271	8,539,033	375,691	4,816,360
Redeemed	(752,716)	(8,456,239)	(902,194)	(12,069,585)

Net increase (decrease)	404,830	$3,128,965	(208,390)	$(2,914,451)

Disciplined Growth Fund Class A
Sold	231,268	$2,609,037	381,606	$5,117,644
Issued as reinvestment of dividends	862,355	7,985,405	344,100	4,301,251
Redeemed	(1,173,716)	(12,206,478)	(768,585)	(10,082,034)

Net increase (decrease)	(80,093)	$(1,612,036)	(42,879)	$(663,139)

Disciplined Growth Fund Class R4
Sold	218,067	$2,411,721	258,063	$3,395,895
Issued as reinvestment of dividends	706,552	6,472,019	266,987	3,310,635
Redeemed	(901,113)	(9,430,716)	(380,251)	(4,953,210)

Net increase (decrease)	23,506	$(546,976)	144,799	$1,753,320

Disciplined Growth Fund Class R3
Sold	91,777	$1,001,124	185,821	$2,379,315
Issued as reinvestment of dividends	164,124	1,501,736	43,722	542,147
Redeemed	(199,714)	(2,079,642)	(56,844)	(744,233)

Net increase (decrease)	56,187	$423,218	172,699	$2,177,229

Small Cap Opportunities Fund Class I
Sold	1,065,052	$14,069,847	1,720,561	$26,928,334
Issued as reinvestment of dividends	296,313	3,656,500	148,718	2,211,437
Redeemed	(1,242,218)	(16,867,073)	(334,416)	(5,142,675)

Net increase (decrease)	119,147	$859,274	1,534,863	$23,997,096

Small Cap Opportunities Fund Class R5
Sold	717,156	$10,241,766	1,329,365	$20,333,335
Issued as reinvestment of dividends	527,091	6,499,034	517,451	7,689,329
Redeemed	(1,415,334)	(19,422,056)	(1,122,352)	(17,453,240)

Net increase (decrease)	(171,087)	$(2,681,256)	724,464	$10,569,424

Small Cap Opportunities Fund Service Class
Sold	286,283	$3,814,895	396,002	$6,062,374
Issued as reinvestment of dividends	121,291	1,491,884	121,893	1,807,666
Redeemed	(267,221)	(3,606,025)	(309,361)	(4,880,046)

Net increase (decrease)	140,353	$1,700,754	208,534	$2,989,994

Small Cap Opportunities Fund Administrative Class
Sold	262,124	$3,520,679	230,055	$3,664,711
Issued as reinvestment of dividends	162,217	1,983,912	194,189	2,862,351
Redeemed	(549,601)	(7,433,114)	(272,031)	(4,230,604)

Net increase (decrease)	(125,260)	$(1,928,523)	152,213	$2,296,458

Small Cap Opportunities Fund Class A
Sold	543,203	$7,122,888	379,961	$5,797,136
Issued as reinvestment of dividends	475,538	5,673,168	590,410	8,525,518
Redeemed	(1,539,107)	(19,719,299)	(1,236,254)	(18,696,446)

Net increase (decrease)	(520,366)	$(6,923,243)	(265,883)	$(4,373,792)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Small Cap Opportunities Fund Class R4
Sold	121,027	$1,577,885	267,011	$3,882,617
Issued as reinvestment of dividends	86,045	1,018,771	81,831	1,172,634
Redeemed	(144,511)	(1,868,406)	(217,946)	(3,313,174)

Net increase (decrease)	62,561	$728,250	130,896	$1,742,077

Small Cap Opportunities Fund Class R3
Sold	125,331	$1,561,072	226,966	$3,461,865
Issued as reinvestment of dividends	75,413	886,852	77,121	1,100,523
Redeemed	(215,349)	(2,742,881)	(202,840)	(3,098,444)

Net increase (decrease)	(14,605)	$(294,957)	101,247	$1,463,944

Global Fund Class I
Sold	2,716,764	$33,263,336	2,179,660	$34,819,222
Issued as reinvestment of dividends	934,821	10,142,807	293,906	4,605,510
Redeemed	(1,108,583)	(13,912,435)	(1,417,505)	(22,513,383)

Net increase (decrease)	2,543,002	$29,493,708	1,056,061	$16,911,349

Global Fund Class R5
Sold	1,193,730	$14,732,552	394,219	$6,447,523
Issued as reinvestment of dividends	1,737,067	18,881,920	855,477	13,413,879
Redeemed	(1,279,751)	(16,243,402)	(2,257,649)	(37,104,891)

Net increase (decrease)	1,651,046	$17,371,070	(1,007,953)	$(17,243,489)

Global Fund Service Class
Sold	137,582	$1,743,409	198,777	$3,228,615
Issued as reinvestment of dividends	206,208	2,220,861	149,082	2,318,231
Redeemed	(834,039)	(10,776,346)	(506,365)	(8,196,460)

Net increase (decrease)	(490,249)	$(6,812,076)	(158,506)	$(2,649,614)

Global Fund Administrative Class
Sold	531,169	$6,831,201	439,272	$7,156,796
Issued as reinvestment of dividends	1,501,760	16,324,130	775,132	12,154,069
Redeemed	(1,404,831)	(17,557,465)	(1,872,560)	(30,339,919)

Net increase (decrease)	628,098	$5,597,866	(658,156)	$(11,029,054)

Global Fund Class A
Sold	316,115	$3,994,179	308,652	$4,960,489
Issued as reinvestment of dividends	540,734	5,807,488	227,491	3,532,931
Redeemed	(827,277)	(10,216,642)	(429,102)	(6,981,420)

Net increase (decrease)	29,572	$(414,975)	107,041	$1,512,000

Global Fund Class R4
Sold	197,998	$2,453,024	252,719	$4,011,669
Issued as reinvestment of dividends	151,487	1,601,209	45,283	695,087
Redeemed	(216,855)	(2,616,744)	(146,839)	(2,316,829)

Net increase (decrease)	132,630	$1,437,489	151,163	$2,389,927

Global Fund Class R3
Sold	261,788	$3,012,181	184,058	$2,936,668
Issued as reinvestment of dividends	188,126	2,011,068	81,318	1,257,987
Redeemed	(302,818)	(3,580,543)	(227,096)	(3,572,602)

Net increase (decrease)	147,096	$1,442,706	38,280	$622,053

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

International Equity Fund Class I
Sold	3,634,930	$42,635,723	8,323,476	$111,155,945
Issued as reinvestment of dividends	1,237,647	13,156,184	235,936	3,222,891
Redeemed	(14,992,578)	(175,347,987)	(4,293,607)	(58,566,694)

Net increase (decrease)	(10,120,001)	$(119,556,080)	4,265,805	$55,812,142

International Equity Fund Class R5
Sold	342,264	$3,957,527	489,688	$6,750,033
Issued as reinvestment of dividends	585,665	6,231,478	158,503	2,165,164
Redeemed	(4,400,311)	(51,578,933)	(3,809,968)	(52,081,072)

Net increase (decrease)	(3,472,382)	$(41,389,928)	(3,161,777)	$(43,165,875)

International Equity Fund Service Class
Sold	104,243	$1,209,070	580,432	$8,077,239
Issued as reinvestment of dividends	67,635	718,289	16,753	228,348
Redeemed	(1,170,201)	(13,597,428)	(413,441)	(5,774,816)

Net increase (decrease)	(998,323)	$(11,670,069)	183,744	$2,530,771

International Equity Fund Administrative Class
Sold	91,345	$1,054,123	245,948	$3,294,013
Issued as reinvestment of dividends	43,583	460,669	11,930	161,875
Redeemed	(600,981)	(6,827,189)	(681,611)	(9,357,279)

Net increase (decrease)	(466,053)	$(5,312,397)	(423,733)	$(5,901,391)

International Equity Fund Class A
Sold	205,857	$2,323,334	266,005	$3,541,329
Issued as reinvestment of dividends	118,131	1,213,203	21,028	277,357
Redeemed	(876,926)	(9,588,312)	(900,925)	(11,824,149)

Net increase (decrease)	(552,938)	$(6,051,775)	(613,892)	$(8,005,463)

International Equity Fund Class R4
Sold	91,803	$1,012,410	235,686	$3,093,177
Issued as reinvestment of dividends	44,423	451,336	9,500	124,071
Redeemed	(570,047)	(6,392,679)	(234,483)	(3,040,348)

Net increase (decrease)	(433,821)	$(4,928,933)	10,703	$176,900

International Equity Fund Class R3
Sold	88,507	$974,430	162,404	$2,114,450
Issued as reinvestment of dividends	37,193	377,140	4,385	57,228
Redeemed	(381,182)	(3,946,437)	(142,843)	(1,864,023)

Net increase (decrease)	(255,482)	$(2,594,867)	23,946	$307,655

Strategic Emerging Markets Fund Class I
Sold	2,656,702	$34,135,959	2,864,792	$38,498,964
Issued as reinvestment of dividends	114,592	1,339,579	250,132	3,266,714
Redeemed	(8,819,308)	(111,427,031)	(4,566,502)	(60,014,070)

Net increase (decrease)	(6,048,014)	$(75,951,493)	(1,451,578)	$(18,248,392)

Strategic Emerging Markets Fund Class R5
Sold	11,142	$145,745	14,639	$201,300
Issued as reinvestment of dividends	1,883	22,332	3,685	48,833
Redeemed	(933)	(11,005)	(2,930)	(40,483)

Net increase (decrease)	12,092	$157,072	15,394	$209,650

Notes to Financial Statements (Continued)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Service Class
Sold	24,803	$315,789	7,875	$106,427
Issued as reinvestment of dividends	21	247	355	4,633
Redeemed	(10,805)	(130,619)	(23,879)	(320,311)

Net increase (decrease)	14,019	$185,417	(15,649)	$(209,251)

Strategic Emerging Markets Fund Administrative Class
Sold	11,605	$144,773	21,635	$293,035
Issued as reinvestment of dividends	185	2,174	1,197	15,720
Redeemed	(9,726)	(123,132)	(75,265)	(988,042)

Net increase (decrease)	2,064	$23,815	(52,433)	$(679,287)

Strategic Emerging Markets Fund Class A
Sold	51,270	$639,433	41,318	$554,398
Issued as reinvestment of dividends	155	1,818	135	1,765
Redeemed	(13,550)	(179,393)	(20,323)	(270,060)

Net increase (decrease)	37,875	$461,858	21,130	$286,103

Strategic Emerging Markets Fund Class R4
Sold	50,999	$614,004	32,580	$441,272
Issued as reinvestment of dividends	250	2,905	752	9,767
Redeemed	(50,142)	(641,795)	(10,626)	(140,187)

Net increase (decrease)	1,107	$(24,886)	22,706	$310,852

Strategic Emerging Markets Fund Class R3
Sold	18,121	$228,206	14,865	$196,350
Issued as reinvestment of dividends	-	-	392	5,088
Redeemed	(20,308)	(252,485)	(19,366)	(255,182)

Net increase (decrease)	(2,187)	$(24,279)	(4,109)	$(53,744)

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2019:

Front-End Sales Charges Retained by Distributor
Inflation-Protected and Income Fund	$35
Core Bond Fund	1,755
Diversified Bond Fund	35
High Yield Fund	23
Main Street Fund	68

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2019, were waived for any redemptions subject to such a charge.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$357,384,786	$-	$-	$-
Short-Duration Bond Fund	524,189,512	9,106,666	(4,354,027)	4,752,639
Inflation-Protected and Income Fund	319,253,066	6,825,809	(1,136,469)	5,689,340
Core Bond Fund	1,564,685,458	46,095,338	(8,456,467)	37,638,871
Diversified Bond Fund	262,330,105	8,113,256	(1,907,041)	6,206,215
High Yield Fund	584,071,699	19,528,035	(23,083,751)	(3,555,716)
Balanced Fund	118,274,216	10,343,595	(2,758,804)	7,584,791
Disciplined Value Fund	109,155,919	8,591,310	(6,170,792)	2,420,518
Main Street Fund	102,683,810	16,316,162	(1,475,884)	14,840,278
Disciplined Growth Fund	222,364,704	42,390,161	(6,874,146)	35,516,015
Small Cap Opportunities Fund	195,924,384	29,027,176	(14,294,939)	14,732,237
Global Fund	189,906,061	114,245,678	(8,780,506)	105,465,172
International Equity Fund	255,438,187	51,579,052	(14,124,808)	37,454,244
Strategic Emerging Markets Fund	146,090,992	18,652,593	(10,649,214)	8,003,379

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2019, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2019, for federal income tax purposes, there were no unused capital losses.

At September 30, 2019, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Short-Duration Bond Fund	$3,074,646	$19,144,330
Inflation-Protected and Income Fund	1,602,347	5,704,207
Core Bond Fund	-	15,012,224
Diversified Bond Fund	-	278,677
High Yield Fund	3,743,060	12,679,386

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2019, post-October capital losses:

	Post-October Loss	Post October Currency Loss
Disciplined Growth Fund	$98,417	$-

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$6,235,386	$-
Short-Duration Bond Fund	17,809,014	-
Inflation-Protected and Income Fund	8,747,260	-
Core Bond Fund	40,712,602	-
Diversified Bond Fund	6,563,877	-
High Yield Fund	30,929,893	-
Balanced Fund	2,960,247	5,499,132
Disciplined Value Fund	8,020,020	14,384,074
Main Street Fund	2,485,726	13,838,038
Disciplined Growth Fund	22,346,107	46,153,668
Small Cap Opportunities Fund	3,770,587	17,439,806
Global Fund	1,949,949	55,040,887
International Equity Fund	4,243,842	18,364,608
Strategic Emerging Markets Fund	1,369,055	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$4,051,516	$-	$-
Short-Duration Bond Fund	15,311,431	-	-
Inflation-Protected and Income Fund	7,052,518	-	-
Core Bond Fund	34,338,923	-	-
Diversified Bond Fund	5,919,766	-	-
High Yield Fund	29,331,690	-	-
Balanced Fund	2,873,428	4,892,457	-
Disciplined Value Fund	11,270,704	13,001,553	-
Main Street Fund	2,132,665	8,426,806	-
Disciplined Growth Fund	23,976,151	22,931,026	-
Small Cap Opportunities Fund	5,166,910	20,202,935	-
Global Fund	3,313,284	34,665,333	-
International Equity Fund	6,236,966	-	-
Strategic Emerging Markets Fund	3,352,520	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2019:

Amount
International Equity Fund	$497,028
Strategic Emerging Markets Fund	267,497

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$-	$-	$(65,403)	$-
Short-Duration Bond Fund	11,557,532	(22,218,976)	(69,118)	4,752,639
Inflation-Protected and Income Fund	5,994,405	(7,306,554)	(36,568)	5,564,608
Core Bond Fund	34,483,925	(15,012,224)	(187,019)	37,638,871
Diversified Bond Fund	6,107,149	(278,677)	(23,806)	6,135,232
High Yield Fund	24,968,273	(16,422,446)	(36,841)	(3,555,716)
Balanced Fund	2,077,644	4,916,385	(20,432)	7,584,791
Disciplined Value Fund	1,622,718	5,534,198	(32,800)	2,420,518
Main Street Fund	829,158	8,877,143	(19,791)	14,840,278
Disciplined Growth Fund	1,388,529	21,737,925	(137,615)	35,516,015
Small Cap Opportunities Fund	576,036	1,182,756	(29,453)	14,732,237
Global Fund	1,587,972	739,537	(44,706)	105,446,804
International Equity Fund	2,633,421	8,442,845	(77,149)	37,235,591
Strategic Emerging Markets Fund	954,257	13,050,144	(19,088)	7,728,898

During the year ended September 30, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$(22,228)	$(19,866)	$42,094
Short-Duration Bond Fund	184	(595,175)	594,991
Inflation-Protected and Income Fund	91	(45,875)	45,784
Core Bond Fund	493	(1,598,358)	1,597,865
Diversified Bond Fund	62	(184,979)	184,917
High Yield Fund	333	(14,271)	13,938
Balanced Fund	56	(70,595)	70,539
Disciplined Value Fund	89	131,765	(131,854)
Main Street Fund	(705)	121,462	(120,757)
Disciplined Growth Fund	104	64,107	(64,211)
Small Cap Opportunities Fund	(11,240)	221,226	(209,986)
Global Fund	119	(25,985)	25,866

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
International Equity Fund	$207	$434,984	$(435,191)
Strategic Emerging Markets Fund	50	(929,920)	929,870

The Funds did not have any unrecognized tax benefits at September 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2019, was as follows:

	Beginning Value as of 9/30/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/19		Number of Shares Held as of 9/30/19	Dividend Income	Realized Gains Distributions
Global Fund

Invesco Oppenheimer Institutional Government Money Market Fund, Class Institutional	$4,096,417	$53,264,936	$(57,361,353)	$-	$-	$-	#	$-	$113,609	$-

International Equity Fund

Invesco Oppenheimer Institutional Government Money Market Fund, Class Institutional	$17,496,757	$125,830,360	$(143,327,117)	$-	$-	$-	#	-	$354,956	$-

#	Effective May 24, 2019, the fund is no longer advised by OFI Global Asset Management and, therefore, the fund is no longer affiliated.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

Notes to Financial Statements (Continued)

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, are approximately $44,200, $299,880, and $414,800, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 71	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 61	Trustee Chairman	Since 2003 2006- 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 65	Trustee	Since 2004	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2012	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 68	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 67	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 57	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109

Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 74	Trustee	Since 2012	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Principal Officers who are not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 44	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).	109

Andrew M. Goldberg Age: 53	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2004- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	109

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	109

Jill Nareau Robert Age: 47	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).	109

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 44	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	109

Philip S. Wellman Age: 55	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	109

Eric H. Wietsma Age: 53	President Vice President	Since 2008 2006- 2008	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Short-Duration Bond Fund	0.01%
Core Bond Fund	0.11%
Diversified Bond Fund	0.20%
Balanced Fund	39.23%
Disciplined Value Fund	52.72%
Main Street Fund	92.16%
Disciplined Growth Fund	21.34%
Small Cap Opportunities Fund	53.32%
Global Fund	64.97%
International Equity Fund	0.10%
Strategic Emerging Markets Fund	0.68%

For the year ended September 30, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
International Equity Fund	$5,926,755
Strategic Emerging Markets Fund	2,971,798

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2019:

Qualified Dividend Income
Short-Duration Bond Fund	$9,929
Core Bond Fund	192,332
Diversified Bond Fund	16,741
Balanced Fund	1,247,784
Disciplined Value Fund	3,255,145
Main Street Fund	2,296,875
Disciplined Growth Fund	3,986,389
Small Cap Opportunities Fund	1,893,181
Global Fund	4,411,740
International Equity Fund	5,710,861
Strategic Emerging Markets Fund	2,228,480

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds, except for the U.S. Government Money Market Fund, filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Submission of Matter to a Vote of Security Holders

Pursuant to a written consent dated February 15, 2019, MassMutual and each of the MassMutual RetireSMARTSM Funds and MassMutual RetireSMARTSM by JPMorgan Funds, together in their capacity as the owner of a majority of the issued and outstanding shares of the MassMutual Premier High Yield Fund (the “Fund”), approved the ability for MML Advisers to appoint subadvisers for the Fund without shareholder approval, as described in the Information Statement dated January 22, 2019.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

Other Information (Unaudited) (Continued)

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds other than the International Equity Fund and U.S. Government Money Market Fund were within the top sixty percent of their peer groups, and in most cases in the top thirty percent. Of those Funds, all had net advisory fees at or below the medians of their peers, or in the top sixty percent of their peer groups, except the Diversified Bond Fund, Inflation-Protected and Income Fund, Strategic Emerging Markets Fund, and Core Bond Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and long-term relative performance records.

With respect to the International Equity Fund, the Committee considered that MML Advisers was proposing to implement a contractual two basis point advisory fee waiver in order to reduce the Fund’s net advisory fee and total net expense ratio, both of which are above the peer medians.

With respect to the U.S. Government Money Market Fund, the Committee considered MML Advisers’ statements that, although the Fund’s total net expense ratio and net advisory fee are both above their medians, peer group pricing continues to be influenced by expense waivers in light of historically low interest rates and MML Advisers is waiting to see how the marketplace adjusts to currently higher rates before proposing changes, if any, to the Fund’s pricing.

The Committee considered that a number of the Funds achieved one- and three-year investment performance at or above the medians of their performance categories, or in the top sixty percent of their performance categories. These Funds included the Inflation-Protected and Income Fund, Strategic Emerging Markets Fund, Core Bond Fund, Balanced Fund, Small Cap Opportunities Fund, High Yield Fund, and Short-Duration Bond Fund.

The Committee considered that each of the Global Fund, Disciplined Growth Fund, and Diversified Bond Fund had achieved favorable three-year relative performance, but had experienced less favorable one-year performance. The Committee took into account factors cited by MML Advisers as to the recent underperformance and MML Advisers’ continued confidence in the longer-term performance of the subadvisers in question.

As to the Main Street Fund and Disciplined Value Fund, the Committee considered MML Advisers’ statements that, although the Funds had underperformed in the most recent one- and three-year periods, each had experienced favorable long-term performance, and that MML Advisers remains confident in the Funds’ subadvisers.

With respect to the International Equity Fund, the Committee considered MML Advisers’ statements that, although the Fund’s subadviser has achieved favorable performance over the long term, its most recent performance has been disappointing, and that the subadviser is on “watch” status in light of that recent performance.

As to the U.S. Government Money Market Fund, the Committee considered MML Advisers’ statements that the Fund’s performance is generally in line with that of its peers.

Other Information (Unaudited) (Continued)

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2019:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.52%	$1,009.30	$2.65	$1,022.70	$2.67
Short-Duration Bond Fund
Class I	1,000	0.43%	1,020.80	2.20	1,023.20	2.20
Class R5	1,000	0.53%	1,019.70	2.71	1,022.70	2.72
Service Class	1,000	0.63%	1,018.90	3.22	1,022.10	3.23
Administrative Class	1,000	0.73%	1,018.90	3.73	1,021.60	3.74
Class A	1,000	0.98%	1,018.10	5.01	1,020.40	5.02
Class R4	1,000	0.88%	1,017.80	4.50	1,020.90	4.51
Class R3	1,000	1.13%	1,016.90	5.78	1,019.60	5.78

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.47%	$1,043.30	$2.43	$1,023.00	$2.41
Class R5	1,000	0.57%	1,042.30	2.95	1,022.50	2.92
Service Class	1,000	0.67%	1,041.50	3.47	1,021.90	3.43
Administrative Class	1,000	0.77%	1,041.00	3.98	1,021.40	3.94
Class A	1,000	1.02%	1,040.00	5.27	1,020.20	5.22
Class R4	1,000	0.92%	1,040.30	4.76	1,020.70	4.71
Class R3	1,000	1.17%	1,039.20	6.05	1,019.40	5.99
Core Bond Fund
Class I	1,000	0.43%	1,054.90	2.24	1,023.20	2.20
Class R5	1,000	0.54%	1,054.70	2.81	1,022.60	2.77
Service Class	1,000	0.64%	1,054.20	3.33	1,022.10	3.28
Administrative Class	1,000	0.74%	1,053.60	3.85	1,021.60	3.79
Class A	1,000	0.99%	1,052.10	5.15	1,020.30	5.07
Class R4	1,000	0.89%	1,052.40	4.63	1,020.80	4.56
Class R3	1,000	1.14%	1,051.90	5.93	1,019.60	5.83
Diversified Bond Fund
Class I	1,000	0.56%	1,057.20	2.92	1,022.50	2.87
Class R5	1,000	0.68%	1,056.90	3.54	1,021.90	3.48
Service Class	1,000	0.79%	1,056.10	4.12	1,021.30	4.05
Administrative Class	1,000	0.89%	1,056.20	4.64	1,020.80	4.56
Class A	1,000	1.13%	1,054.30	5.88	1,019.60	5.78
Class R4	1,000	1.03%	1,054.90	5.36	1,020.10	5.27
Class R3	1,000	1.29%	1,054.00	6.71	1,018.80	6.60
High Yield Fund
Class I	1,000	0.55%	1,040.70	2.84	1,022.60	2.82
Class R5	1,000	0.65%	1,039.30	3.36	1,022.00	3.33
Service Class	1,000	0.75%	1,039.30	3.88	1,021.50	3.84
Administrative Class	1,000	0.85%	1,040.00	4.39	1,021.00	4.35
Class A	1,000	1.09%	1,037.80	5.63	1,019.80	5.58
Class R4	1,000	0.99%	1,038.20	5.11	1,020.30	5.07
Class R3	1,000	1.25%	1,037.30	6.45	1,019.00	6.40
Balanced Fund
Class I	1,000	0.79%	1,042.30	4.09	1,021.30	4.05
Class R5	1,000	0.91%	1,042.30	4.71	1,020.70	4.66
Service Class	1,000	1.02%	1,041.70	5.28	1,020.20	5.22
Administrative Class	1,000	1.11%	1,041.30	5.74	1,019.70	5.68
Class A	1,000	1.36%	1,039.90	7.03	1,018.40	6.96
Class R4	1,000	1.27%	1,040.20	6.57	1,018.90	6.50
Class R3	1,000	1.52%	1,039.50	7.86	1,017.60	7.77
Disciplined Value Fund
Class I	1,000	0.66%	1,031.70	3.40	1,022.00	3.38
Class R5	1,000	0.76%	1,031.70	3.91	1,021.50	3.89
Service Class	1,000	0.87%	1,030.40	4.48	1,020.90	4.46
Administrative Class	1,000	0.97%	1,030.50	4.99	1,020.40	4.97
Class A	1,000	1.22%	1,029.20	6.27	1,019.20	6.24
Class R4	1,000	1.12%	1,029.50	5.76	1,019.70	5.73
Class R3	1,000	1.36%	1,029.00	6.99	1,018.40	6.96

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.74%	$1,068.50	$3.88	$1,021.60	$3.79
Class R5	1,000	0.84%	1,067.60	4.40	1,021.10	4.30
Service Class	1,000	0.94%	1,067.80	4.93	1,020.60	4.81
Administrative Class	1,000	1.04%	1,066.60	5.45	1,020.10	5.32
Class A	1,000	1.29%	1,064.70	6.75	1,018.80	6.60
Class R4	1,000	1.19%	1,065.30	6.23	1,019.30	6.09
Class R3	1,000	1.44%	1,064.60	7.53	1,018.00	7.36
Disciplined Growth Fund
Class I	1,000	0.55%	1,052.60	2.86	1,022.60	2.82
Class R5	1,000	0.65%	1,051.60	3.38	1,022.00	3.33
Service Class	1,000	0.75%	1,051.40	3.90	1,021.50	3.84
Administrative Class	1,000	0.85%	1,050.70	4.42	1,021.00	4.35
Class A	1,000	1.10%	1,049.60	5.71	1,019.80	5.63
Class R4	1,000	1.00%	1,050.00	5.20	1,020.30	5.12
Class R3	1,000	1.25%	1,048.20	6.49	1,019.00	6.40
Small Cap Opportunities Fund
Class I	1,000	0.70%	1,037.80	3.62	1,021.80	3.59
Class R5	1,000	0.80%	1,037.10	4.13	1,021.30	4.10
Service Class	1,000	0.90%	1,037.20	4.65	1,020.80	4.61
Administrative Class	1,000	1.00%	1,036.70	5.16	1,020.30	5.12
Class A	1,000	1.25%	1,035.30	6.45	1,019.00	6.40
Class R4	1,000	1.15%	1,035.50	5.93	1,019.50	5.89
Class R3	1,000	1.40%	1,034.20	7.22	1,018.20	7.16
Global Fund
Class I	1,000	0.80%	996.80	4.05	1,021.30	4.10
Class R5	1,000	0.90%	996.80	4.55	1,020.80	4.61
Service Class	1,000	0.99%	995.10	5.01	1,020.30	5.07
Administrative Class	1,000	1.10%	995.20	5.56	1,019.80	5.63
Class A	1,000	1.35%	994.30	6.82	1,018.50	6.91
Class R4	1,000	1.25%	994.20	6.32	1,019.00	6.40
Class R3	1,000	1.50%	993.40	7.58	1,017.70	7.67
International Equity Fund
Class I	1,000	0.84%	1,029.10	4.32	1,021.10	4.30
Class R5	1,000	0.95%	1,028.30	4.88	1,020.50	4.86
Service Class	1,000	1.04%	1,028.40	5.35	1,020.10	5.32
Administrative Class	1,000	1.15%	1,027.60	5.91	1,019.50	5.89
Class A	1,000	1.41%	1,025.80	7.24	1,018.20	7.21
Class R4	1,000	1.30%	1,027.00	6.68	1,018.80	6.65
Class R3	1,000	1.56%	1,025.20	8.01	1,017.40	7.98
Strategic Emerging Markets Fund
Class I	1,000	1.13%	993.90	5.71	1,019.60	5.78
Class R5	1,000	1.25%	994.00	6.32	1,019.00	6.40
Service Class	1,000	1.33%	993.90	6.72	1,018.60	6.80
Administrative Class	1,000	1.44%	993.20	7.27	1,018.00	7.36
Class A	1,000	1.70%	991.60	8.58	1,016.70	8.69
Class R4	1,000	1.60%	991.60	8.08	1,017.20	8.18
Class R3	1,000	1.84%	990.80	9.28	1,016.00	9.40

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2019, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45700-01

Item 2. Code of Ethics.

As of September 30, 2019, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2019, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2019 and 2018 were $462,692 and $481,929, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2019 and 2018 were $109,954 and $107,502, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2019 and 2018 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2019 and 2018 were $1,352,377 and $15,542,262, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/26/2019

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date 11/26/2019